UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

Item 1: Reports to Shareholders

Vanguard Variable Insurance Fund

Semiannual Report

June 30, 2010

Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio

> The broad U.S. stock market’s generally steady climb from its 2009 bear-market low ended with an abrupt reversal in May, producing a loss of almost 6% for the six months ended June 30, 2010.

> Unlike stocks, the broad bond market continued to perform well, although high-quality issues set the pace.

> The Federal Reserve kept its target for short-term interest rates near 0% amid signs that the economic recovery might be losing steam in the United States and abroad.

Contents
Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months—a period that, I think it’s fair to say, ended quite differently than it began. Initially, an increasing number of economic indicators seemed to be turning positive, and growth was proceeding in the United States and abroad—pointing to a smooth-sailing investment outlook. The stock market’s dramatic reversal in May and June served as yet another reminder that market volatility is never far from the surface, and currents can change swiftly.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market funds appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and taking the long view are critical to successful investing.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2010

Sovereign debt worries pulled down stock returns
After pulling back a bit in January from 2009’s strong gains, stocks rose steadily as winter turned to spring. Rapid growth in corporate earnings and optimism about the strength of the economic recovery were dominant themes. But in May, the scope of Europe’s fiscal challenges became clearer, and stock prices retreated sharply. For the full six months, U.S. stocks returned about –6%. Small-capitalization stocks, representing companies less exposed to global turmoil than large-cap multinationals, lost less ground than larger stocks.

International stocks also posted negative six-month returns. For U.S.-based investors, a strengthening U.S. dollar further reduced the returns from markets abroad, particularly in Europe, where the euro fell notably in value.

Bonds continued to show strength as investors looked for safer assets
With the economic recovery appearing to decelerate and inflation remaining dormant, bonds stayed in favor throughout the period. As worries persisted about possible fallout from Europe’s sovereign debt problems, many investors sought safety in U.S. Treasuries. Higher-quality corporate bonds also performed well as earnings reports indicated that company balance sheets remained in good shape.

Municipal bonds, with their history of low default rates, also held their ground despite ongoing concerns about deficits confronting many state and local governments. In this risk-averse environment, lower-rated, higher-risk corporate bonds lagged a bit. For the full six months, the broad taxable market returned more than 5%; tax-exempt municipal securities returned more than 3%.

Market Barometer
		Total Returns
		Periods Ended June 30, 2010
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–6.40%	15.24%	–0.56%
Russell 2000 Index (Small-caps)	–1.95	21.48	0.37
Dow Jones U.S. Total Stock Market Index	–5.67	16.20	–0.08
MSCI All Country World Index ex USA (International)	–10.80	10.87	3.84

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	5.33%	9.50%	5.54%
Barclays Capital Municipal Bond Index	3.31	9.61	4.40
Citigroup 3-Month Treasury Bill Index	0.06	0.12	2.63

CPI
Consumer Price Index	0.93%	1.05%	2.30%
1 Annualized.

Vanguard® Balanced Portfolio

The equity-oriented Balanced Portfolio had weak results in the half-year ended June 30, 2010, when the tide turned and anxious investors began to shun stocks. The Balanced Portfolio returned –3.47%, behind its composite benchmark index but ahead of the average return of peer funds. Outperformance by its bond holdings—which provided income and capital appreciation—could not make up for some disappointing results among its stocks, which accounted for roughly 65% of the total portfolio’s market value.

As of June 30, the portfolio’s 30-day SEC yield was 2.6%, down from 3.5% a year earlier but basically unchanged from 2.5% at the start of 2010. Over the six months, stock prices fell and bond prices rose—driving their yields in opposite directions.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

While most stocks struggled, bonds provided ballast
The equity portion of the portfolio returned about –8% for the six months, declining a bit more than the benchmark Standard & Poor’s 500 Index. In contrast to the index, which is diversified across both value and growth stocks, the portfolio’s equities have a value tilt. The advisor, Wellington Management Company, prefers attractively valued large-cap companies with strong operating characteristics and a favorable supply-demand balance for their products or services. Above-average dividend yields, and dividend growth potential, are central to the stock selection process.

This approach has served planholders well for almost two decades, but was less rewarding during the market’s rally as some of the stocks that were most beaten down during the bear market bounced back. In the energy sector, the portfolio’s sizable holdings of major integrated oil and gas companies—including BP and Total—suffered in the wake of BP’s disastrous oil spill in the Gulf of Mexico. Overall, energy stocks trimmed more than 2 percentage points from the equity portfolio’s return.

Some of the portfolio’s information technology holdings, including Microsoft, were also disappointing, especially earlier in the year when investors seemed to prefer riskier companies with greater growth potential. In contrast, the portfolio’s holdings of stalwart industrials performed relatively well, nearly breaking even.

The fixed income portion of the portfolio, primarily investment-grade corporate bonds, had better results, returning almost 6%. This was slightly ahead of the return for the portfolio’s bond benchmark, the Barclays Capital U.S. Credit A or Better Index. Relative to the index, the portfolio’s exposure to taxable municipal bonds and its larger stake in agency securities were beneficial.

Stocks’ volatility underscores the value of diversification
Just when it appeared that the U.S. and global economies were squarely back on the growth track—boding well for stock markets—yellow warning lights started flashing and investors returned to favoring bonds. Such turnabouts are why it’s important to maintain a portfolio that is appropriately diversified within and balanced among asset classes and consistent with your investment goals. Many investors focus often on diversifying their stock holdings. But Vanguard research also underscores the benefits of a broadly diversified bond portfolio, regardless of the direction of future interest rates. The low-cost Balanced Portfolio can help you achieve both stock and bond diversification.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Balanced Portfolio	–3.47%
Composite Stock/Bond Index[1]	–2.37
Mixed-Asset Target Growth Funds Average[2]	–4.18

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.31%	1.36%

1 Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the Balanced Portfolio’s expense ratio was 0.XX%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned –3.47% for the six months ended June 30, 2010. Our results for the period lagged the –2.37% return of the Composite Stock/ Bond Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds. The portfolio did surpass the –4.18% average return of its peer group.

The investment environment
Stocks returned –6.65% for the half- year, as measured by the S&P 500 Index. Although both U.S. and international equities rose modestly in the first four months of 2010, they declined sharply in May and June amid rising risk-aversion and concerns that the global economy could slip back into recession. At the front of investors’ minds were sovereign-debt and solvency troubles in the Eurozone, slowing economic growth in China and the United States, and uncertainty about the sustainability of corporate earnings growth.

Amid all of these concerns, fixed income sectors generally gained in the six-month period. Bond investors also grew more risk-averse during May and June as steps to ease fears about European sovereign debt did little to assuage markets. Yields on 10-year U.S. Treasuries fell below 3% for the first time in more than a year. Already low mortgage rates dipped further, improving housing affordability; however, sales of new and existing home fell well short of expectations, and the housing sector remained under pressure.

Our successes
For our equity portfolio, top contributors to the six-month return included Newmont Mining, Parker Hannifin, MetLife, and AstraZeneca. Newmont Mining shares were boosted by higher gold prices. Parker Hannifin shares hit a multiyear high after the company reported in April that strong growth in industrial sales abroad had led to excellent third-quarter results. We eliminated our position in the stock as we felt there were better opportunities in other areas. Shares of MetLife rose after the company agreed to purchase Alico from its parent company, AIG. We believe the acquisition will be accretive, and it gives MetLife a foothold in 65 countries. AstraZeneca’s substance patent for Crestor, the company’s cholesterol drug, was upheld in U.S. District Court, removing a cloud over the stock.

Our bond portfolio performed well during the period, thanks largely to security selection among corporate bonds. The corporate bond market continued to rebound as banks raised capital and improved the quality of their loan portfolios while corporations strengthened their balance sheets. We also invested in the taxable municipal bond sector, particularly the Build America Bonds (BABs) that were created in 2009 as part of the federal government’s stimulus plan. These BABs performed well. Our U.S. Treasuries, which we hold for liquidity needs, held up nicely during the period.

Our shortfalls
Disappointing stock selection was the main culprit in our overall equity performance for the period. Security selection in the financial and energy sectors weakened results, as did meaningfully underweighted positions in the consumer sectors and an overweighted position in the energy sector.

Selected Equity Portfolio Changes:
Six Months Ended June 30, 2010

Additions	Comments
News Corporation	We added a new position in this media company when the
stock weakened on news of disappointing entries from its
filmed entertainment unit.
QUALCOMM	We added a new position in this wireless communications
company as market skepticism about its long-term growth
prospects pushed the share price lower.

Deletions	Comments
Walt Disney	We eliminated our position after strong execution by
management amid difficult economic conditions led to better-
than-expected operating results and increased revenue.
International Paper	We eliminated our equity position because the risk/reward
outlook was no longer favorable. The stock performed well
as normal earnings power was priced in after the worst of
the recession.

2

Vanguard Balanced Portfolio

Our detractors included Anadarko Petroleum, Pfizer, Total, and BP. Anadarko’s exposure to the Gulf of Mexico oil spill has put significant pressure on its stock, and uncertainty surrounding a moratorium on offshore drilling clouds its near-term earnings power. However, we have added to our position, as we think BP will bear the majority of potential liabilities.

Pfizer shares fell after the company issued disappointing earnings guidance for 2010 and trimmed its 2012 outlook. We added to our holding, as we believe that Pfizer’s valuation does not appropriately reflect its ability to generate free cash flow and its opportunities to create shareholder value through share repurchases, dividend increases, and potential merger and acquisition activity.

Total’s shares fell on reports of weak refining margins and disappointing upstream exploration news, which has led to questions about the company’s long-term growth potential. Investors’ rotation into cheaper European integrated oil companies has also pressured Total shares, and we have reduced our position in the stock. Shares of energy giant BP continued to fall in the aftermath of the massive oil spill at its Deepwater Horizon project in the Gulf of Mexico. We had significant concerns about BP and eliminated our position.

In the fixed income portfolio, our holdings of real estate investment trusts and other financial companies modestly weakened overall results.

The portfolio’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in those whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

Our discipline is focused on identifying industries with a favorable outlook for supply/demand balance. After the bursting of the housing bubble, there are fewer large areas of excess. One area we are looking at is the increased competition in smartphones. We continue to seek opportunities to add to holdings in the health care sector, as better-than-average dividend yields and historically low valuations present us with compelling risk/reward profiles. As of the end of the period, the portfolio was overweighted in the health care, energy, industrial, financial, and utilities sectors and underweighted in the technology, and consumer sectors.

Our fixed income holdings remain high-quality, and we will continue to emphasize liquidity. With the narrower yield spreads offered by most sectors compared with Treasuries, everything in the bond market is much more sensitive to changes in the Treasury yield curve than we have experienced over the past 18 months.

We believe that, at some point in the next six to nine months, the economic recovery will become significantly broader and more robust, allowing the Federal Reserve to remove some of the massive stimulus it has supplied during the downturn. In anticipation of this, we are considering reducing the portfolio’s duration; however, we have yet to make a meaningful shift in that direction.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP

July 13, 2010

3

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2010

Total Portfolio Characteristics
Yield[1]	2.58%
Turnover Rate[2]	30%
Expense Ratio[3]	0.31%
Short-Term Reserves	0.03%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.98	0.93
Beta	0.96	0.64

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	105	500	4,114
Median Market Cap	$50.6B	$41.7B	$25.2B
Price/Earnings Ratio	13.0x	16.2x	17.6x
Price/Book Ratio	1.8x	1.9x	1.9x
Dividend Yield	2.8%	2.2%	2.0%
Return on Equity	21.2%	20.6%	19.1%
Earnings Growth Rate	3.0%	6.5%	6.6%
Foreign Holdings	11.8%	0.00%	0.00%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	315	2,197	8,211
Yield to Maturity	3.6%10	3.6%	2.8%
Average Coupon	5.2%	5.3%	4.5%
Average Effective
Maturity	9.7 years	9.5 years	6.5 years
Average Quality[11]	Aa3	Aa3	Aa1
Average Duration	6.2 years	6.2 years	4.3 years

Ten Largest Stocks[12] (% of equity portfolio)
AT&T Inc.	integrated
	telecommunication
	services	3.5%
International Business	IT consulting and
Machines Corp.	other services	3.0
Chevron Corp.	integrated oil
	and gas	2.8
Exxon Mobil Corp.	integrated oil
	and gas	2.6
Wells Fargo & Co.	diversified banks	2.6
Pfizer Inc.	pharmaceuticals	2.2
Merck & Co. Inc.	pharmaceuticals	2.2
JPMorgan Chase & Co.	other diversified
	financial services	2.1
Eli Lilly & Co.	pharmaceuticals	1.9
Deere & Co.	construction and
	farm machinery
	and heavy trucks	1.7
Top Ten		24.6%
Top Ten as % of Total Net Assets		16.0%

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[7]	Index[6]
Consumer Discretionary	8.4%	10.1%	11.4%
Consumer Staples	8.7	11.5	10.4
Energy	12.4	10.7	9.4
Financials	17.8	16.3	17.5
Health Care	15.9	12.1	11.7
Industrials	12.0	10.3	10.8
Information Technology	13.1	18.8	18.5
Materials	3.9	3.4	4.0
Telecommunication
Services	3.5	3.0	2.7
Utilities	4.3	3.8	3.6

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s current net assets. For the six months ended June 30, 2010, the annualized expense ratio was 0.30%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index.
6 Dow Jones US Total Stock Market Index.
7 S&P 500 Index.
8 Barclays Capital U.S. Credit A or Better Index.
9 Barclays Capital U.S. Aggregate Bond Index.
10 Before expenses.
11 Source: Moody’s Investor Service.
12 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)
Aaa	19.8%
Aa	20.7
A	46.5
Baa	11.5
Ba	1.0
Not Rated	0.5

Sector Diversification[2]
(% of fixed income portfolio)
Asset-Backed/Commercial Mortgage-Backed	0.0%
Finance	36.8
Foreign	3.6
Government Mortgage-Backed	2.7
Industrial	28.8
Treasury/Agency	13.7
Utilities	9.3
Other	5.1

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.

2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	12.63%	3.87%	5.95%

1 Six months ended June 30, 2010.
2 Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index thereafter.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.2%)
Consumer Discretionary (5.5%)
Comcast Corp. Class A	624,375	10,845
Staples Inc.	511,700	9,748
News Corp. Class A	697,400	8,341
* Daimler AG	132,294	6,712
Time Warner Inc.	226,266	6,541
Johnson Controls Inc.	241,479	6,489
* Ford Motor Co.	459,650	4,633
Target Corp.	93,500	4,598
Home Depot Inc.	141,300	3,966
Honda Motor Co. Ltd. ADR	120,800	3,473
Volkswagen AG Prior Pfd.	23,031	2,021
		67,367
Consumer Staples (5.7%)
PepsiCo Inc.	198,300	12,086
Philip Morris
International Inc.	214,500	9,833
Procter & Gamble Co.	163,567	9,811
Wal-Mart Stores Inc.	189,500	9,109
Nestle SA ADR	183,050	8,823
Kimberly-Clark Corp.	117,200	7,106
CVS Caremark Corp.	163,800	4,803
Coca-Cola Co.	92,100	4,616
Unilever NV	142,700	3,898
		70,085
Energy (8.1%)
Chevron Corp.	327,300	22,210
Exxon Mobil Corp.	370,525	21,146
Total SA ADR	201,012	8,973
Marathon Oil Corp.	276,300	8,590
ConocoPhillips	162,370	7,971
Anadarko Petroleum Corp.	197,800	7,139
Baker Hughes Inc.	152,600	6,344
EnCana Corp.	176,072	5,342
Cenovus Energy Inc.	193,172	4,982
Schlumberger Ltd.	57,800	3,199
ENI SPA ADR	72,500	2,650
Petroleo Brasileiro SA ADR	35,300	1,211
		99,757
Financials (11.6%)
Wells Fargo & Co.	813,400	20,823
JPMorgan Chase & Co.	460,848	16,872
Bank of America Corp.	911,100	13,092
MetLife Inc.	301,500	11,385
PNC Financial Services
Group Inc.	184,100	10,402
ACE Ltd.	194,200	9,997
* UBS AG	517,671	6,844
Muenchener
Rueckversicherungs AG	49,934	6,270
US Bancorp	267,500	5,979
Chubb Corp.	115,000	5,751
Barclays PLC	1,344,367	5,366
Toronto-Dominion Bank	82,300	5,342

			Market
			Value•
		Shares	($000)
	Goldman Sachs Group Inc.	33,200	4,358
	Marsh &
	McLennan Cos. Inc.	155,100	3,497
	State Street Corp.	96,000	3,247
	Morgan Stanley	135,800	3,152
	Prudential PLC	382,072	2,882
	HSBC Holdings PLC ADR	61,000	2,781
	Hartford Financial Services
	Group Inc.	104,800	2,319
	Mitsubishi UFJ Financial
	Group Inc.	471,400	2,140
			142,499
Health Care (10.3%)
	Pfizer Inc.	1,251,823	17,851
	Merck & Co. Inc.	495,489	17,327
	Eli Lilly & Co.	453,400	15,189
	Johnson & Johnson	233,300	13,779
	Medtronic Inc.	331,300	12,016
	AstraZeneca PLC ADR	247,500	11,665
	Bristol-Myers Squibb Co.	417,400	10,410
	Teva Pharmaceutical
	Industries Ltd. ADR	144,000	7,487
	Cardinal Health Inc.	188,200	6,325
	UnitedHealth Group Inc.	169,600	4,817
*	Gilead Sciences Inc.	101,400	3,476
*	St. Jude Medical Inc.	79,700	2,876
	Covidien PLC	57,500	2,310
	Sanofi-Aventis SA ADR	56,123	1,687
			127,215
Industrials (7.8%)
	Deere & Co.	250,900	13,970
	United Parcel Service Inc.
	Class B	184,200	10,479
	Siemens AG	109,102	9,758
	Lockheed Martin Corp.	130,900	9,752
	General Electric Co.	622,700	8,979
	Waste Management Inc.	254,600	7,967
	Canadian National
	Railway Co.	138,600	7,953
	Caterpillar Inc.	86,800	5,214
	FedEx Corp.	71,100	4,985
	General Dynamics Corp.	84,900	4,972
	Northrop Grumman Corp.	78,000	4,246
	Illinois Tool Works Inc.	102,300	4,223
	Schneider Electric SA	28,461	2,875
	Boeing Co.	18,200	1,142
			96,515
Information Technology (8.5%)
	International Business
	Machines Corp.	192,500	23,770
	Accenture PLC Class A	260,100	10,053
	Hewlett-Packard Co.	203,200	8,795
*	Cisco Systems Inc.	406,900	8,671
	Texas Instruments Inc.	340,800	7,934
	Microsoft Corp.	321,800	7,405

		Market
		Value•
	Shares	($000)
QUALCOMM Inc.	212,800	6,988
Automatic Data
Processing Inc.	172,200	6,933
Corning Inc.	394,000	6,363
Intel Corp.	322,100	6,265
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	474,686	4,633
Oracle Corp.	170,200	3,652
* eBay Inc.	166,000	3,255
		104,717
Materials (2.6%)
BASF SE	108,541	5,931
Rio Tinto PLC	128,912	5,661
Syngenta AG ADR	108,800	4,989
Newmont Mining Corp.	72,000	4,445
Air Products &
Chemicals Inc.	61,200	3,966
Dow Chemical Co.	159,500	3,783
Vale SA Class B ADR	114,740	2,794
		31,569
Telecommunication Services (2.3%)
AT&T Inc.	1,159,522	28,049

Utilities (2.8%)
Dominion Resources Inc.	263,700	10,216
NextEra Energy Inc.	193,600	9,440
Exelon Corp.	226,900	8,615
PG&E Corp.	153,000	6,288
		34,559
Total Common Stocks
(Cost $727,561)		802,332

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.6%)
U.S. Government Securities (4.4%)
	Residual Funding–Strip	0.000%	7/15/20	1,000	685
	United States Treasury
	Note/Bond	1.000%	7/31/11	16,100	16,201
	United States Treasury
	Note/Bond	1.000%	9/30/11	18,800	18,926
	United States Treasury
	Note/Bond	3.625%	2/15/20	13,500	14,278
	United States Treasury
	Note/Bond	4.375%	11/15/39	4,045	4,377
					54,467
Agency Notes (0.2%)
1	General Electric Capital Corp.	2.000%	9/28/12	2,450	2,509

Conventional Mortgage-Backed Securities (1.0%)
[2,3] Fannie Mae Pool		5.500%	9/1/13–
			10/1/24	10,108	10,942
3	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	365	406
3	Ginnie Mae I Pool	8.000%	9/15/30–
			9/15/30	85	94
					11,442
Total U.S. Government and Agency Obligations (Cost $66,497)					68,418
Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
[3,4] Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	194	199

Corporate Bonds (25.4%)
Finance (12.4%)
	Banking (8.4%)
	American Express Bank FSB	5.550%	10/17/12	1,500	1,604
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,419
4	American Express Travel
	Related Services Co. Inc.	5.250%	11/21/11	1,000	1,039
4	ANZ National Int’l Ltd.	2.375%	12/21/12	435	441
4	ANZ National International Ltd.	6.200%	7/19/13	1,040	1,148
	BAC Capital Trust VI	5.625%	3/8/35	2,845	2,345
	Bank of America NA	5.300%	3/15/17	2,000	2,019
	Bank of New York Mellon Corp.	4.950%	11/1/12	1,000	1,083
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,467
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,172
[3,4] Barclays Bank PLC		5.926%	12/15/49	1,000	780
	BB&T Corp.	4.900%	6/30/17	1,000	1,042
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	264
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	494
	BNY Mellon NA	4.750%	12/15/14	250	272
[3,4] BTMU Curacao Holdings NV		4.760%	7/21/15	1,595	1,592
	Capital One Bank USA NA	6.500%	6/13/13	650	713
	Citigroup Inc.	5.300%	10/17/12	1,500	1,558
	Citigroup Inc.	6.125%	11/21/17	2,320	2,434
	Citigroup Inc.	6.625%	6/15/32	2,000	1,970
	Citigroup Inc.	6.125%	8/25/36	1,000	911
	Citigroup Inc.	8.125%	7/15/39	180	216
4	Commonwealth Bank of
	Australia	3.750%	10/15/14	575	593
4	Credit Agricole SA	3.500%	4/13/15	1,255	1,257
	Credit Suisse	5.000%	5/15/13	2,250	2,400
	Credit Suisse AG	5.400%	1/14/20	1,050	1,048
	Credit Suisse USA Inc.	6.500%	1/15/12	1,000	1,072
	Deutsche Bank AG	5.375%	10/12/12	825	885
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,111
	Goldman Sachs Group Inc.	6.000%	5/1/14	1,500	1,617
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,603
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,012
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,376
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	1,913

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,337
4	HBOS PLC	6.000%	11/1/33	2,395	1,717
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,365
	HSBC Holdings PLC	6.500%	5/2/36	1,000	1,080
4	ING Bank NV	2.650%	1/14/13	1,000	1,013
	JPMorgan Chase & Co.	4.650%	6/1/14	2,000	2,135
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	1,067
	JPMorgan Chase & Co.	3.700%	1/20/15	1,200	1,225
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,658
	JPMorgan Chase & Co.	6.300%	4/23/19	265	300
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,036
3	JPMorgan Chase & Co.	7.900%	12/29/49	983	1,012
	Merrill Lynch & Co. Inc.	5.770%	7/25/11	1,000	1,040
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,065
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,337
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	1,000	963
	Morgan Stanley	6.750%	10/15/13	1,000	1,089
	Morgan Stanley	6.000%	5/13/14	1,000	1,054
	Morgan Stanley	6.000%	4/28/15	1,000	1,047
	Morgan Stanley	5.450%	1/9/17	1,000	990
	Morgan Stanley	6.250%	8/9/26	3,000	3,021
	National City Corp.	6.875%	5/15/19	1,000	1,127
4	Nordea Bank AB	3.700%	11/13/14	570	582
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,116
4	Oversea-Chinese
	Banking Corp. Ltd.	7.750%	9/6/11	600	639
	Paribas	6.950%	7/22/13	2,000	2,195
	PNC Bank NA	4.875%	9/21/17	1,500	1,522
3	PNC Financial Services
	Group Inc.	8.250%	5/31/49	1,300	1,323
4	Rabobank Nederland NV	3.200%	3/11/15	1,300	1,328
	Royal Bank of Scotland Group
	PLC	5.000%	10/1/14	300	281
	Royal Bank of Scotland Group
	PLC	5.050%	1/8/15	2,440	2,259
4	Standard Chartered PLC	3.850%	4/27/15	380	380
	State Street Corp.	5.375%	4/30/17	2,775	2,991
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,480
	UBS AG	3.875%	1/15/15	1,000	992
	UBS AG	5.875%	7/15/16	1,500	1,571
	US Bancorp	2.875%	11/20/14	800	814
	US Bank NA	6.300%	2/4/14	1,000	1,134
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,201
	Wachovia Corp.	5.250%	8/1/14	1,160	1,227
	Wachovia Corp.	7.500%	4/15/35	1,000	1,161
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,065
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,073
	Wells Fargo & Co.	3.625%	4/15/15	925	941
	Wells Fargo & Co.	5.625%	12/11/17	820	897

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22	22
	Ameriprise Financial Inc.	5.300%	3/15/20	305	321
	Charles Schwab Corp.	4.950%	6/1/14	380	411
	Nomura Holdings Inc.	5.000%	3/4/15	100	106

	Finance Companies (0.8%)
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,118
	General Electric Capital Corp.	5.250%	10/19/12	1,000	1,068
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,081
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,065
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,576
	HSBC Finance Corp.	5.700%	6/1/11	770	796
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,050
	HSBC Finance Corp.	5.500%	1/19/16	1,000	1,072

	Insurance (2.5%)
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,425
	Aetna Inc.	6.500%	9/15/18	335	388

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Allstate Corp.	5.000%	8/15/14	1,000	1,094
	Allstate Corp.	6.750%	5/15/18	1,000	1,131
3	Allstate Corp.	6.125%	5/15/37	1,000	882
	American International
	Group Inc.	4.700%	10/1/10	3,200	3,204
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,174
	Genworth Global Funding Trusts	5.125%	3/15/11	1,410	1,439
	Genworth Global Funding Trusts	5.750%	5/15/13	1,000	1,034
	Hartford Financial Services
	Group Inc.	6.000%	1/15/19	1,500	1,516
	ING USA Global Funding Trust	4.500%	10/1/10	1,000	1,008
[3,4] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,395
4	Metropolitan Life Global
	Funding I	5.125%	11/9/11	1,000	1,043
4	Metropolitan Life Global
	Funding I	5.125%	6/10/14	2,000	2,168
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,199
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	1,720	1,762
	Protective Life Secured Trusts	4.850%	8/16/10	765	768
	Prudential Financial Inc.	5.150%	1/15/13	875	927
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,421
4	TIAA Global Markets Inc.	5.125%	10/10/12	1,380	1,489
	UnitedHealth Group Inc.	6.000%	6/15/17	500	560

	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	1,570	1,698

	Real Estate Investment Trusts (0.5%)
	Duke Realty LP	5.950%	2/15/17	75	78
	Duke Realty LP	6.500%	1/15/18	300	316
	ProLogis	5.625%	11/15/16	1,000	928
	Simon Property Group LP	5.100%	6/15/15	1,000	1,070
	Simon Property Group LP	6.100%	5/1/16	1,800	1,993
4	WCI Finance LLC /
	WEA Finance LLC	5.700%	10/1/16	1,000	1,070
4	WEA Finance LLC	7.125%	4/15/18	1,000	1,129
					152,715
Industrial (9.8%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	1,000	1,084
	EI du Pont de Nemours & Co.	4.750%	11/15/12	440	474
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,707

	Capital Goods (1.1%)
	Caterpillar Financial
	Services Corp.	2.000%	4/5/13	260	263
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	1,000	1,136
	General Dynamics Corp.	4.250%	5/15/13	2,000	2,157
	General Electric Co.	5.250%	12/6/17	1,735	1,891
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,129
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,087
4	Siemens
	Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,534
	United Technologies Corp.	4.875%	5/1/15	325	364
	United Technologies Corp.	7.500%	9/15/29	770	1,023
	United Technologies Corp.	6.050%	6/1/36	675	777

	Communication (1.8%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,070
	AT&T Inc.	4.950%	1/15/13	1,250	1,359
	AT&T Inc.	5.100%	9/15/14	500	555
	AT&T Inc.	5.600%	5/15/18	1,000	1,115
	AT&T Inc.	6.450%	6/15/34	1,595	1,746
	AT&T Inc.	6.800%	5/15/36	500	576
	BellSouth Corp.	6.550%	6/15/34	2,975	3,283

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	1,000	1,111
	CBS Corp.	5.750%	4/15/20	175	187
	DirecTV Holdings LLC /
	DirecTV Financing Co. Inc.	4.750%	10/1/14	500	532
	France Telecom SA	4.375%	7/8/14	765	825
	Grupo Televisa SA	6.625%	1/15/40	630	655
	News America Inc.	5.650%	8/15/20	370	409
	Time Warner Cable Inc.	5.850%	5/1/17	830	908
	Time Warner Cable Inc.	6.750%	6/15/39	750	827
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,351
	Verizon Communications Inc.	5.850%	9/15/35	475	488
	Verizon Communications Inc.	6.900%	4/15/38	290	340
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,208
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,991
	Vodafone Group PLC	5.000%	12/16/13	1,000	1,084

	Consumer Cyclical (1.3%)
4	American Honda Finance Corp.	4.625%	4/2/13	1,000	1,066
	CVS Caremark Corp.	4.875%	9/15/14	1,000	1,088
	CVS Caremark Corp.	5.750%	6/1/17	485	539
	Daimler Finance North America
	LLC	6.500%	11/15/13	1,145	1,277
	Daimler Finance North America
	LLC	8.500%	1/18/31	1,000	1,272
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	855
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,167
	Staples Inc.	9.750%	1/15/14	675	825
	Target Corp.	5.875%	3/1/12	2,000	2,159
	Target Corp.	5.125%	1/15/13	480	525
	Time Warner Inc.	6.500%	11/15/36	520	558
	Walt Disney Co.	4.700%	12/1/12	1,450	1,570
	Walt Disney Co.	5.625%	9/15/16	1,000	1,163
	Western Union Co.	5.930%	10/1/16	2,000	2,227

	Consumer Noncyclical (3.1%)
	Abbott Laboratories	4.350%	3/15/14	1,000	1,090
	Amgen Inc.	4.500%	3/15/20	165	177
4	Anheuser-Busch InBev
	Worldwide Inc.	6.875%	11/15/19	1,500	1,742
	AstraZeneca PLC	6.450%	9/15/37	615	741
	Baxter International Inc.	5.900%	9/1/16	502	589
4	Cargill Inc.	5.200%	1/22/13	1,350	1,456
4	Cargill Inc.	4.375%	6/1/13	600	640
4	Cargill Inc.	6.875%	5/1/28	645	765
4	Cargill Inc.	6.125%	4/19/34	1,270	1,393
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,716
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	1,000	1,056
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,086
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	778
	Colgate-Palmolive Co.	7.600%	5/19/25	480	651
	ConAgra Foods Inc.	6.750%	9/15/11	21	22
	Diageo Capital PLC	5.200%	1/30/13	1,220	1,329
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,084
	Express Scripts Inc.	6.250%	6/15/14	375	425
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,365
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,084
	Hershey Co.	4.850%	8/15/15	380	419
	Johnson & Johnson	5.150%	7/15/18	500	569
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,097
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,110
	Medtronic Inc.	4.750%	9/15/15	1,000	1,112
	Merck & Co. Inc.	5.125%	11/15/11	1,000	1,060
	Merck & Co. Inc.	5.300%	12/1/13	1,000	1,119
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	633
	PepsiCo Inc.	3.100%	1/15/15	1,200	1,254
	Pfizer Inc.	6.200%	3/15/19	1,400	1,665
	Philip Morris International Inc.	4.500%	3/26/20	250	254
3	Procter & Gamble - Esop	9.360%	1/1/21	1,708	2,175

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Roche Holdings Inc.	6.000%	3/1/19	750	873
4	SABMiller PLC	6.500%	7/1/16	1,500	1,723
4	Tesco PLC	5.500%	11/15/17	1,500	1,677
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	243
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	274

	Energy (0.4%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	512
	ConocoPhillips	5.200%	5/15/18	1,500	1,659
	EOG Resources Inc.	5.625%	6/1/19	425	480
4	Motiva Enterprises LLC	5.750%	1/15/20	125	137
	Shell International Finance BV	3.250%	9/22/15	1,100	1,125
	Shell International Finance BV	4.375%	3/25/20	1,000	1,031
	Suncor Energy Inc.	5.950%	12/1/34	500	506

	Other Industrial (0.3%)
4	Hutchison Whampoa
	International 03/13 Ltd.	6.500%	2/13/13	2,000	2,191
	Snap-On Inc.	6.250%	8/15/11	1,400	1,467

	Technology (0.7%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,056
	Dell Inc.	5.875%	6/15/19	910	1,023
	Hewlett-Packard Co.	5.250%	3/1/12	1,000	1,071
	Hewlett-Packard Co.	5.500%	3/1/18	865	998
	IBM International Group
	Capital LLC	5.050%	10/22/12	1,000	1,087
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,264
	Oracle Corp.	4.950%	4/15/13	750	824
	Oracle Corp.	6.125%	7/8/39	350	410

	Transportation (0.8%)
3	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	923	930
4	ERAC USA Finance LLC	5.900%	11/15/15	500	559
4	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,105
3	Federal Express Corp.
	1998 Pass Through Trust	6.720%	1/15/22	1,331	1,468
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,861
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,583
3	Southwest Airlines Co.
	2007-1 Pass Through Trust	6.150%	8/1/22	507	535
	United Parcel Service Inc.	4.500%	1/15/13	1,098	1,187
					120,052
Utilities (3.2%)
	Electric (2.8%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,439
	Alabama Power Co.	5.550%	2/1/17	585	657
	Carolina Power & Light Co.	6.300%	4/1/38	365	436
	Central Illinois Public Service Co. 6.125%		12/15/28	1,000	1,025
	Commonwealth Edison Co.	5.950%	8/15/16	770	881
	Connecticut Light & Power Co.	5.650%	5/1/18	465	523
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	783
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	991
	Dominion Resources Inc.	5.200%	8/15/19	750	819
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	309
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	652
4	EDP Finance BV	5.375%	11/2/12	1,220	1,261
4	Enel Finance International SA	6.800%	9/15/37	1,285	1,348
	Florida Power & Light Co.	5.550%	11/1/17	200	228
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,099
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,000
	Florida Power & Light Co.	5.950%	2/1/38	785	890
	Florida Power Corp.	6.350%	9/15/37	200	235
	Georgia Power Co.	5.400%	6/1/18	1,165	1,317

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	1,108
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,673
	Northern States Power Co.	6.250%	6/1/36	2,000	2,377
	NSTAR	4.500%	11/15/19	90	96
	PacifiCorp	6.250%	10/15/37	2,000	2,350
	Peco Energy Co.	5.350%	3/1/18	565	627
	Potomac Electric Power Co.	6.500%	11/15/37	750	898
	PPL Energy Supply LLC	6.200%	5/15/16	453	510
	Public Service Electric &
	Gas Co.	5.300%	5/1/18	1,900	2,099
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	709
	South Carolina Electric &
	Gas Co.	6.050%	1/15/38	1,000	1,148
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,160
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,466
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	664
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	750

	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	775	857
4	DCP Midstream LLC	6.450%	11/3/36	935	953
	National Grid PLC	6.300%	8/1/16	1,000	1,139

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,336
					38,813
Total Corporate Bonds (Cost $292,683)					311,580
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	612
4	CDP Financial Inc.	4.400%	11/25/19	1,000	1,029
4	EDF SA	4.600%	1/27/20	1,200	1,230
	Inter-American
	Development Bank	4.375%	9/20/12	1,000	1,070
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	2,184
	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	1,000	1,108
	Oesterreichische Kontrollbank
	AG	4.500%	3/9/15	2,000	2,185
	Province of British Columbia
	Canada	4.300%	5/30/13	1,000	1,089
	Province of Ontario Canada	4.500%	2/3/15	2,000	2,185
	Province of Quebec Canada	5.125%	11/14/16	1,000	1,133
4	Qatar Government
	International Bond	4.000%	1/20/15	800	822
4	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	405	433
Total Sovereign Bonds (Cost $13,944)					15,080
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Dev.
	Auth. Rev.	6.875%	2/1/21	550	635
	Bay Area Toll Auth. CA
	Toll Bridge Rev.	6.263%	4/1/49	1,000	1,056
	Chicago IL Metro. Water
	Reclamation Dist. GO	5.720%	12/1/38	215	234
	Chicago IL O’Hare International
	Airport Rev.	6.845%	1/1/38	530	563
	Chicago IL O’Hare International
	Airport Rev.	6.395%	1/1/40	225	244
	Dallas TX Area Rapid Transit Rev. 5.999%		12/1/44	750	847
	Kansas Dev. Finance Auth. Rev.
	(Public Employee
	Retirement System)	5.501%	5/1/34	2,000	2,109

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Los Angeles CA Dept. of
	Water & Power Rev.	6.008%	7/1/39	355	387
	Los Angeles CA USD GO	5.750%	7/1/34	1,400	1,402
	Maryland Transp. Auth. Rev.	5.888%	7/1/43	545	604
	Massachusetts School
	Building Auth. Dedicated
	Sales Tax Rev.	5.715%	8/15/39	1,000	1,099
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	410	517
	North Texas Tollway Auth. Rev.	6.718%	1/1/49	1,555	1,751
4	Ohana Military Communities
	LLC	5.558%	10/1/36	400	374
4	Ohana Military Communities
	LLC	5.780%	10/1/36	545	522
	Oregon GO	5.528%	6/30/28	2,000	2,179
	Oregon GO	5.902%	8/1/38	490	521
	Oregon State Dept. Transp.
	Highway Usertax Rev.	5.834%	11/15/34	655	721
4	Pacific Beacon LLC	5.379%	7/15/26	335	331
	Port Auth. of New York &
	New Jersey Rev.	5.859%	12/1/24	325	373
	Port Auth. of New York &
	New Jersey Rev.	6.040%	12/1/29	265	292
	President and Fellows of
	Harvard College	6.300%	10/1/37	2,000	2,218
	San Antonio TX Electric &
	Gas Rev.	5.985%	2/1/39	305	347
	Univ. of California Regents	6.583%	5/15/49	595	656
	Univ. of California Rev.	5.770%	5/15/43	1,010	1,057
Total Taxable Municipal Bonds (Cost $19,623)					21,039

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (0.3%)
Repurchase Agreement (0.3%)
Credit Suisse First Boston LLC
(Dated 6/30/2010,
Repurchased Value
$3,800,000 collateralized
by Federal National
Mortgage Assn.
4.000%–8.500%,
9/1/13–6/1/40)
(Cost $3,800)	0.050%	7/1/10	3,800	3,800
Total Investments (99.4%) (Cost $1,124,302)				1,222,448
Other Assets and Liabilities (0.6%)
Other Assets				13,314
Liabilities				(5,811)
				7,503
Net Assets (100%)
Applicable to 75,650,982 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,229,951
Net Asset Value Per Share				$16.26

At June 30, 2010, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,199,556
Undistributed Net Investment Income				16,795
Accumulated Net Realized Losses				(84,521)
Unrealized Appreciation (Depreciation)
Investment Securities				98,146
Foreign Currencies				(25)
Net Assets				1,229,951

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate value of these securities was $52,457,000, representing 4.3% of net assets.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends[1]	11,491
Interest	9,850
Security Lending	47
Total Income	21,388
Expenses
Investment Advisory Fees—Note B
Basic Fee	435
Performance Adjustment	78
The Vanguard Group—Note C
Management and Administrative	1,243
Marketing and Distribution	125
Custodian Fees	28
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,927
Net Investment Income	19,461
Realized Net Gain (Loss)
Investment Securities Sold	8,005
Futures Contracts	(151)
Swap Contracts	40
Foreign Currencies	(20)
Realized Net Gain (Loss)	7,874
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(72,421)
Swap Contracts	2
Foreign Currencies	(32)
Change in Unrealized Appreciation
(Depreciation)	(72,451)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(45,116)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,461	39,021
Realized Net Gain (Loss)	7,874	(59,240)
Change in Unrealized Appreciation (Depreciation)	(72,451)	254,804
Net Increase (Decrease) in Net Assets Resulting from Operations	(45,116)	234,585
Distributions
Net Investment Income	(38,910)	(49,562)
Realized Capital Gain	—	—
Total Distributions	(38,910)	(49,562)
Capital Share Transactions
Issued	67,733	117,535
Issued in Lieu of Cash Distributions	38,910	49,562
Redeemed	(76,206)	(176,505)
Net Increase (Decrease) from Capital Share Transactions	30,437	(9,408)
Total Increase (Decrease)	(53,589)	175,615
Net Assets
Beginning of Period	1,283,540	1,107,925
End of Period[2]	1,229,951	1,283,540

1 Dividends are net of foreign withholding taxes of $338,000.
2 Net Assets—End of Period includes undistributed net investment income of $16,795,000 and $36,227,000.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$17.35	$14.85	$20.76	$20.62	$19.04	$18.62
Investment Operations
Net Investment Income	.256	.526	.660	.640	.580	.530[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.821)	2.674	(5.060)	.980	2.140	.690
Total from Investment Operations	(.565)	3.200	(4.400)	1.620	2.720	1.220
Distributions
Dividends from Net Investment Income	(.525)	(.700)	(.640)	(.590)	(.510)	(.490)
Distributions from Realized Capital Gains	—	—	(.870)	(.890)	(.630)	(.310)
Total Distributions	(.525)	(.700)	(1.510)	(1.480)	(1.140)	(.800)
Net Asset Value, End of Period	$16.26	$17.35	$14.85	$20.76	$20.62	$19.04

Total Return	–3.47%	22.90%	–22.57%	8.36%	14.96%	6.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,230	$1,284	$1,108	$1,547	$1,404	$1,197
Ratio of Total Expenses to
Average Net Assets[2]	0.30%[3]	0.31%	0.25%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.02%[3]	3.44%	3.54%	3.21%	3.10%	2.89%
Portfolio Turnover Rate	30%[3]	30%	31%	21%	29%	21%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Vanguard Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the

14

Vanguard Balanced Portfolio

swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets (Schedule of Investments).

5. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

6. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

15

Vanguard Balanced Portfolio

10. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended June 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $78,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $244,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	759,428	42,904	—
U.S. Government and Agency Obligations	—	68,418	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	199	—
Corporate Bonds	—	311,580	—
Sovereign Bonds	—	15,080	—
Taxable Municipal Bonds	—	21,039	—
Temporary Cash Investments	—	3,800	—
Total	759,428	463,020	—

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(151)	—	(151)
Swap Contracts	—	40	40)
Realized Net Gain (Loss) on Derivatives	(151)	40	(111)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	—	—
Swap Contracts	—	2	2
Change in Unrealized Appreciation (Depreciation) on Derivatives	—	2	2

16

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2010, the portfolio realized net foreign currency losses of $20,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $37,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. or tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $91,848,000 to offset future net capital gains of $18,841,000 through December 31, 2016, and $73,007,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $1,124,302,000. Net unrealized appreciation of investment securities for tax purposes was $98,146,000, consisting of unrealized gains of $152,013,000 on securities that had risen in value since their purchase and $53,867,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2010, the portfolio purchased $178,774,000 of investment securities and sold $152,965,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $48,643,000 and $35,335,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	3,894	7,640
Issued in Lieu of Cash Distributions	2,225	3,677
Redeemed	(4,433)	(11,960)
Net Increase (Decrease) in Shares Outstanding	1,686	(643)

I. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Fund Return	$1,000.00	$965.31	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.51

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board concluded that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the Balanced Portfolio since its inception in 1991.

Edward P. Bousa, who manages the equity portion of the portfolio, and John C. Keogh, who oversees the fixed income portion, each have more than two decades of industry experience. The portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to consistently outperform its benchmark and to remain competitive versus its peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of break points in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

19

Vanguard® Capital Growth Portfolio

As first-quarter gains gave way to steep second-quarter losses, Vanguard Capital Growth Portfolio had a disappointing –10.39% return for the six months ended June 30, 2010. The portfolio trailed the return of both of its comparative standards by almost 4 percentage points.

Your low-turnover portfolio reflects the key investment themes of its advisor, PRIMECAP Management Company: continued optimism about the growth prospects for technology and health care stocks, and concern about leverage in the financial sector. The sector positions staked out by the advisor often diverge notably from weightings in the benchmark index, translating into significant performance differences.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The two largest sectors bore much of the brunt of the decline
The advisor has built sizable positions in information technology and health care to benefit from anticipated growth—for example, in the global use of smart phones and baby boomers’ demand for medical care. This has rewarded Capital Growth Portfolio planholders in the long run. But when the tide turned this spring, IT and health care suffered more than many other sectors, with a resulting pronounced impact on the portfolio. Together, these two areas represented more than one-half of the portfolio’s market value, on average, compared with less than one-third of the benchmark index (the S&P 500)—and trimmed about 7 percentage points from the portfolio’s total return.

After an outstanding performance in calendar-year 2009, tech stocks in general—and the portfolio’s holdings in particular—were hit especially hard, in part because of mounting concerns about the sustainability of the economic recovery. Google, Adobe Systems, and Microsoft were among holdings that subtracted the most from the portfolio’s six-month results.

In health care, against the backdrop of vigorous ongoing debate even after legislation overhauling the nation’s health care system was signed into law, the advisor had some notable successes—including Millipore in life sciences and Genzyme in biotechnology. Still, weakness among major pharmaceutical firms—which represented about 10% of the portfolio’s market value, on average—led the health care sector into negative territory.

Compared with the benchmark index, the advisor’s stock selection in IT and its outsized position in the sector subtracted about 2 percentage points from the Capital Growth Portfolio’s return. The relatively small materials sector trimmed another percentage point, as Monsanto and Potash Corp. of Saskatchewan sustained double-digit declines. Health care performed in line with the benchmark sector, and energy and consumer discretionary holdings were relative strengths.

After a brief respite, volatility returned to the stock market in the second quarter. PRIMECAP Management Company navigated the choppy waters by keeping a steady hand on the tiller and an eye on the long-term investment horizon, remaining true to its investment philosophy. This patient, disciplined approach, together with the portfolio’s low relative cost, can serve as a useful model in your overall financial plan.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Capital Growth Portfolio	–10.39%
S&P 500 Index	–6.65
Multi-Cap Growth Funds Average[1]	–6.52

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Multi-Cap
		Growth Funds
	Portfolio	Average
Capital Growth Portfolio	0.45%	1.40%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s current net assets as of the prospectus date.
For the six months ended June 30, 2010, the Capital Growth Portfolio’s expense ratio was 0.XX%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, the Vanguard Capital Growth Portfolio returned –10.39%, trailing the return of the unmanaged S&P 500 Index (–6.65%) and the average return of multi-capitalization growth fund competitors (–6.52%). The relative underperformance was due mainly to our outsized investments in the information technology and health care sectors.

Investment environment
By year-end 2009, the U.S. stock market rally had propelled the S&P 500 Index to a total return of more than 67% from the bear-market low of early March 2009. Advances continued, with some interruptions, until this past May. Concerns about European sovereign debt and the sustainability of the tenuous global economic recovery pulled the S&P 500 Index down about 8% in May and 5% in June, erasing four months of net gains.

Although the U.S. economy had registered three consecutive quarters of economic growth through the first quarter of 2010, many economic indicators—including unemployment—have remained weak. The housing market continues to struggle, consumer balance sheets remain highly leveraged, and banks are still reluctant lenders—especially to small businesses.

Management of the portfolio
We continue to manage the portfolio with a long-term perspective, in the expectation that our choices will outperform the market over a three- to five-year horizon. We rely on rigorous fundamental research and we meet with company management, competitors, suppliers, and customers to help identify potential opportunities, as well as to reassess our confidence in our holdings.

This investment process, and our high level of confidence, have led us to build and maintain significant investments in technology and health care over the years.

Together, these two sectors represented more than half of the portfolio’s assets, on average, during the half-year, compared with less than one-third of the benchmark capitalization.

Technology
Our long-term investment thesis in the IT sector is based on prospects for growth—for example, in the use of smartphones. We believe the transition to mobile computing, in particular to mobile internet use with smartphones, is still in its infancy and is creating many attractive opportunities. There are close to 5 billion mobile phone subscriptions around the world, and more than 1.6 billion internet users, but only about 10% of all mobile phones are data-centric smartphones.

We anticipate that millions of customers—especially in the emerging markets, which often lack landlines and other infrastructure—will adopt smartphones as the main way, and sometimes the only way, to access the internet.

We believe several of our holdings are well-positioned to capitalize on these opportunities, including Oracle (cloud computing and software), QUALCOMM (internet servers), and Ericsson (communications infrastructure). Oracle and QUALCOMM sustained double-digit losses in the six months, but Ericsson—a position we selectively increased in 2009—advanced about 22%.

Top-ten holdings Adobe Systems and Google were disappointments. Together, they trimmed almost 2 percentage points from the portfolio’s return. Microsoft was also weak, even though in April the company reported record revenues for its fiscal third quarter. We opportunistically increased our stake in Microsoft during the period. Overall, our IT holdings returned about –15%, about 5 percentage points behind the sector’s return in the benchmark.

Health care
Our health care holdings returned about –9%, in line with the sector’s return in the S&P 500. Even though they weighed on six-month returns, we maintain our confidence in these companies. First, the global demand for health care products should continue to grow rapidly based on demographic trends, including increased life expectancy and greater disposable income. Second, we believe that the health care industry overall, and biotech-nology in particular, remains one of the most innovative segments of the U.S. economy. In addition to the opportunities to develop new treatments for diseases and other ailments, there is the potential to develop more targeted and personalized medical treatments.

Medtronic and Boston Scientific suffered from product-related issues that hurt the portfolio’s return both in absolute terms and relative to the benchmark. Our sizable stakes in major pharmaceutical firms also hurt absolute results. Investors are concerned about upcoming patent expirations and the possibility that the new health care reform legislation could lead to price controls that would discourage innovation down the road.

Amgen, Eli Lilly, and Roche Holding were three of our largest opportunistic purchases during the last six months. After some delays, Amgen recently received FDA approval for Prolia (denosumab), a treatment for postmenopausal women with osteoporosis who are at high risk for fractures. We added to our position in Eli Lilly because we felt that the stock’s valuation fully discounted the upcoming patent expiration of key products without reflecting the potential of the company's research and development pipeline. We eliminated our position in Genzyme, which has struggled with contamination in its manufacturing process.

2

Vanguard Capital Growth Portfolio

Other sectors
The portfolio was modestly overweighted in consumer discretionary stocks, which often outperform in the early stages of a recovery. Our holdings were no exception. Even as consumer confidence began to falter, holdings such as TJX, DIRECTV, and Target posted gains that helped the sector nearly break even overall. We took some profits in TJX.

We remain significantly underweighted in financials, as we are still concerned about leverage in the banking sector. However, two insurance holdings—Berkshire Hathaway and Marsh & McLennan—notched gains in the six-month period.

Outlook
At this point, our outlook for U.S. equities is mixed, after their strong recovery from the lows in March 2009. Over the past 18 months, economic activity has improved and the financial markets have stabilized. Equity valuations are now generally in line with historical averages, suggesting that the stock market overall is at reasonable levels. However, we have concerns that the current valuations may be reflecting expectations that the economy will continue to recover at a more rapid rate than is likely to occur.

Much of the improvement in economic activity has been due to a rebuilding of inventory levels and a rebound in consumer spending after the worst financial crisis since the Great Depression. This recovery has been further aided by a wide range of government programs to stimulate the purchases of homes and automobiles. We fear that many of these actions have pulled future demand forward into the present. Given the current rate of unemployment, flat home prices, anemic income growth, and the likelihood of higher tax rates in 2011, it is unclear that the economy can sustain its moderate rate of growth.

Similarly, the stabilization of the financial markets resulted from dramatic and unprecedented government actions, and may be difficult to maintain once all the government programs end. In addition, we remain concerned about the risks ahead for many financial institutions. Significant portions of their assets currently have valuations that benefit greatly from an environment of unusually low interest rates.

We are also concerned about the fiscal and monetary policies of governments both abroad and in the United States. The recent problems in Greece and other countries in Europe demonstrate the challenges of sustaining fiscal policies that increase government spending more rapidly than the growth rate of the broader economy. In the United States, many state and municipal governments continue to face fiscal crises because their spending needs and future obligations are increasing more rapidly than their tax revenues. The federal government continues to embark on broad programs that not only increase the national debt burden but also intervene in the financial markets and the broader economy. The expenditures required to pay for these programs may lead to a rise in inflation and a weaker U.S. dollar in the future. The increased regulations and other intervention into the private sector are even more troubling, as they distort economic incentives. We continue to believe that market forces result in a more efficient allocation of resources than government programs.

Despite these concerns, we believe that attractive equity opportunities exist. Corporate earnings have rebounded strongly from depressed levels, and many companies appear poised to increase earnings further after rationalizing their cost structures and improving their balance sheets over the past two years. Even with our uncertain outlook for the economy, most measures of equity valuations appear reasonable by historical levels.

As has been the case for several years, we remain enthusiastic about our holdings and their potential to deliver superior performance going forward. Howard B. Schow, Portfolio Manager Theo A. Kolokotrones, Portfolio Manager Joel P. Fried, Portfolio Manager Mitchell J. Milias, Portfolio Manager Alfred W. Mordecai, Portfolio Manager David H. Van Slooten, Portfolio Manager PRIMECAP Management Company July 16, 2010

3

Vanguard Capital Growth Portfolio

Portfolio Profile

As of June 30, 2010

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	97	500
Median Market Cap	$28.5B	$41.7B
Price/Earnings Ratio	16.2x	16.2x
Price/Book Ratio	2.4x	1.9x
Yield[2]	0.8%	2.2%
Return on Equity	19.8%	20.6%
Earnings Growth Rate	8.8%	6.5%
Foreign Holdings	12.3%	0.0%
Turnover Rate[3]	5%	—
Expense Ratio[4]	0.45%	—
Short-Term Reserves	1.7%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.94
Beta	0.96

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	13.4%	10.1%
Consumer Staples	1.1	11.5
Energy	7.3	10.7
Financials	4.1	16.3
Health Care	23.3	12.1
Industrials	14.4	10.3
Information Technology	30.9	18.8
Materials	5.2	3.4
Telecommunication Services	0.2	3.0
Utilities	0.1	3.8

Ten Largest Holdings[5] (% of total net assets)
Amgen Inc.	cable and satelite	4.3%
Eli Lilly & Co.	pharmaceuticals	4.0
FedEx Corp.	air freight and
	logistics	3.7
DIRECTV Class A	cable and satelite	3.4
Novartis AG ADR	pharmaceuticals	3.4
Oracle Corp.	systems software	3.3
Google Inc. Class A	internet software
	and services	3.2
Medtronic Inc.	health care
	equipment	3.1
Texas Instruments Inc.	semiconductors	2.9
Adobe Systems Inc.	application software	2.5
Top Ten		33.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s current net assets. For the six months ended June 30, 2010, the annualized expense ratio was 0.45%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Capital Growth Portfolio	12/3/2002	11.10%	3.26%	7.40%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.5%)
Consumer Discretionary (13.2%)
*	DIRECTV Class A	273,861	9,289
	Whirlpool Corp.	65,000	5,708
	Sony Corp. ADR	127,600	3,404
*	Amazon.com Inc.	27,900	3,048
*	Kohl’s Corp.	58,500	2,779
	TJX Cos. Inc.	64,750	2,716
	Target Corp.	52,700	2,591
	Walt Disney Co.	57,500	1,811
*	Bed Bath & Beyond Inc.	37,800	1,402
	Mattel Inc.	45,500	963
	Lowe’s Cos. Inc.	27,700	566
	Best Buy Co. Inc.	16,300	552
*	Eastman Kodak Co.	101,700	442
	Carnival Corp.	9,600	290
			35,561
Consumer Staples (1.1%)
	Costco Wholesale Corp.	50,150	2,750
	Procter & Gamble Co.	4,700	282
			3,032
Energy (7.2%)
	Noble Energy Inc.	67,500	4,072
	EOG Resources Inc.	40,900	4,023
	Schlumberger Ltd.	54,900	3,038
	Peabody Energy Corp.	62,800	2,457
	Hess Corp.	32,450	1,634
*	Plains Exploration &
	Production Co.	45,520	938
	EnCana Corp.	27,200	825
	Cenovus Energy Inc.	27,200	702
	ConocoPhillips	10,400	511
	National Oilwell Varco Inc.	10,100	334
*	Southwestern Energy Co.	8,300	321
	Petroleo Brasileiro SA ADR
	Type A	8,300	247
	Petroleo Brasileiro SA ADR	6,900	237
			19,339
Financials (4.1%)
	Marsh &
	McLennan Cos. Inc.	176,100	3,971
*	Berkshire Hathaway Inc.
	Class B	34,050	2,713
	Discover Financial Services	118,000	1,650
	Chubb Corp.	27,300	1,365
	Bank of New York
	Mellon Corp.	20,479	506
	Progressive Corp.	19,900	373
	Aflac Inc.	8,700	371
			10,949

			Market
			Value•
		Shares	($000)
Health Care (22.9%)
*	Amgen Inc.	220,171	11,581
	Eli Lilly & Co.	321,200	10,760
	Novartis AG ADR	192,150	9,285
	Medtronic Inc.	230,700	8,368
	Roche Holding AG	45,400	6,249
*	Biogen Idec Inc.	131,300	6,230
*	Millipore Corp.	30,150	3,216
*	Boston Scientific Corp.	486,802	2,823
*	Life Technologies Corp.	31,709	1,498
	GlaxoSmithKline PLC ADR	36,600	1,245
	Johnson & Johnson	10,400	614
			61,869
Industrials (14.2%)
	FedEx Corp.	142,000	9,956
	CH Robinson Worldwide Inc.	86,300	4,804
	Southwest Airlines Co.	378,750	4,208
	Honeywell International Inc.	90,300	3,524
	Caterpillar Inc.	55,700	3,346
	United Parcel Service Inc.
	Class B	40,750	2,318
	Boeing Co.	31,900	2,002
	Union Pacific Corp.	28,400	1,974
	Deere & Co.	27,000	1,503
*	Alaska Air Group Inc.	26,150	1,175
*	AMR Corp.	163,700	1,110
	Canadian Pacific Railway Ltd.	18,200	976
	Donaldson Co. Inc.	16,500	704
	Granite Construction Inc.	15,800	373
	Expeditors International of
	Washington Inc.	9,400	324
			38,297
Information Technology (30.4%)
	Oracle Corp.	419,500	9,002
*	Google Inc. Class A	19,500	8,676
	Texas Instruments Inc.	333,600	7,766
*	Adobe Systems Inc.	258,200	6,824
	Microsoft Corp.	292,400	6,728
*	Intuit Inc.	185,900	6,464
	Hewlett-Packard Co.	89,050	3,854
*	EMC Corp.	204,200	3,737
	QUALCOMM Inc.	109,400	3,593
	Intel Corp.	157,400	3,061
	Telefonaktiebolaget LM
	Ericsson ADR	277,000	3,053
	Corning Inc.	171,450	2,769
*	Citrix Systems Inc.	65,000	2,745
*	Symantec Corp.	136,500	1,895
	Accenture PLC Class A	46,850	1,811

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	213,000	1,808
*	NVIDIA Corp.	159,850	1,632
	Plantronics Inc.	39,650	1,134
	ASML Holding NV	40,187	1,104
	Applied Materials Inc.	91,300	1,097
	KLA-Tencor Corp.	32,700	912
*	Motorola Inc.	136,750	892
*	eBay Inc.	36,100	708
*	Rambus Inc.	18,900	331
*	Cisco Systems Inc.	14,500	309
			81,905
	Materials (5.1%)
	Potash Corp. of
	Saskatchewan Inc.	67,300	5,804
	Monsanto Co.	80,700	3,730
	Praxair Inc.	20,100	1,527
	Weyerhaeuser Co.	23,850	840
	Vulcan Materials Co.	13,100	574
	Domtar Corp.	11,600	570
	Alcoa Inc.	47,400	477
	Freeport-McMoRan
	Copper & Gold Inc.	5,894	348
			13,870
Telecommunication Services (0.2%)
*	Sprint Nextel Corp.	140,550	596

	Utilities (0.1%)
*	AES Corp.	27,400	253
	Total Common Stocks
	(Cost $294,393)		265,671
Temporary Cash Investment (1.7%)
	Money Market Fund (1.7%)
1	Vanguard Market
	Liquidity Fund, 0.286%
	(Cost $4,654)	4,653,691	4,654
	Total Investments (100.2%)
	(Cost $299,047)		270,325
Other Assets and Liabilities (–0.2%)
	Other Assets		303
	Liabilities		(906)
			(603)
	Net Assets (100%)
Applicable to 20,778,151 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			269,722
	Net Asset Value Per Share		$12.98

6

Vanguard Capital Growth Portfolio

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	293,590
Undistributed Net Investment Income	909
Accumulated Net Realized Gains	3,943
Unrealized Appreciation (Depreciation)
Investment Securities	(28,722)
Foreign Currencies	2
Net Assets	269,722

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends[1]	2,183
Interest[2]	6
Security Lending	8
Total Income	2,197
Expenses
Investment Advisory Fees—Note B	233
The Vanguard Group—Note C
Management and Administrative	404
Marketing and Distribution	36
Custodian Fees	6
Shareholders’ Reports	7
Total Expenses	686
Net Investment Income	1,511
Realized Net Gain (Loss)
Investment Securities Sold	3,966
Foreign Currencies	8
Realized Net Gain (Loss)	3,974
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(37,147)
Foreign Currencies	(2)
Change in Unrealized Appreciation
(Depreciation)	(37,149)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(31,664)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,511	2,630
Realized Net Gain (Loss)	3,974	9,068
Change in Unrealized Appreciation (Depreciation)	(37,149)	76,573
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,664)	88,271
Distributions
Net Investment Income	(2,793)	(2,985)
Realized Capital Gain[3]	(9,105)	(21,923)
Total Distributions	(11,898)	(24,908)
Capital Share Transactions
Issued	17,764	61,152
Issued in Lieu of Cash Distributions	11,898	24,908
Redeemed	(29,849)	(87,403)
Net Increase (Decrease) from Capital Share Transactions	(187)	(1,343)
Total Increase (Decrease)	(43,749)	62,020
Net Assets
Beginning of Period	313,471	251,451
End of Period[4]	269,722	313,471

1 Dividends are net of foreign withholding taxes of $114,000.
2 Interest income from an affiliated company of the portfolio was $6,000.
3 Includes fiscal 2010 and 2009 short-term gain distributions totaling $2,918,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $909,000 and $2,183,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.04	$12.42	$18.55	$17.06	$16.01	$15.07
Investment Operations
Net Investment Income	.073	.125	.150	.142	.130	.103
Net Realized and Unrealized Gain (Loss)
on Investments	(1.558)	3.705	(5.610)	1.918	1.698	1.033
Total from Investment Operations	(1.485)	3.830	(5.460)	2.060	1.828	1.136
Distributions
Dividends from Net Investment Income	(.135)	(.145)	(.150)	(.132)	(.110)	(.093)
Distributions from Realized Capital Gains	(.440)	(1.065)	(.520)	(.438)	(.668)	(.103)
Total Distributions	(.575)	(1.210)	(.670)	(.570)	(.778)	(.196)
Net Asset Value, End of Period	$12.98	$15.04	$12.42	$18.55	$17.06	$16.01

Total Return	–10.39%	34.30%	–30.36%	12.48%	11.63%	7.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$270	$313	$251	$344	$288	$190
Ratio of Total Expenses to
Average Net Assets	0.45%[1]	0.45%	0.42%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.99%[1]	0.93%	0.90%	0.86%	0.96%	0.74%
Portfolio Turnover Rate	5%[1]	8%	18%	7%	11%	13%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006-2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2010, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	259,422	6,249	—
Temporary Cash Investments	4,654	—	—
Total	264,076	6,249	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2010, the portfolio realized net foreign currency gains of $8,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2010, the cost of investment securities for tax purposes was $299,047,000. Net unrealized depreciation of investment securities for tax purposes was $28,722,000, consisting of unrealized gains of $22,975,000 on securities that had risen in value since their purchase and $51,697,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2010, the portfolio purchased $7,963,000 of investment securities and sold $13,386,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	1,204	5,049
Issued in Lieu of Cash Distributions	792	2,244
Redeemed	(2,058)	(6,704)
Net Increase (Decrease) in Shares Outstanding	(62)	589

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Fund Return	$1,000.00	$896.07	$2.12
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.26

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management since the portfolio’s inception, and the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Variable Insurance Fund Capital Growth Portfolio since its inception in 2002.

Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and whose stock is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the fund to consistently outperform its benchmark and remain competitive versus its peer-group average. Information about the portfolio’s most recent performance can be found on the
Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

13

Vanguard® Diversified Value Portfolio

In the highly concentrated Diversified Value Portfolio—which holds only about 50 stocks—the performance of a handful of companies can have a disproportionate impact on total return. This proved to be the case in the six months ended June 30, 2010, when the portfolio returned –8.76%, trailing its comparative standards. Holdings in information technology and health care, two of the portfolio’s largest sectors, weighed on performance in an already challenging environment.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Technology and health care stocks struggled when confidence ebbed
The tiny materials sector was the one exception to a report card written in red ink. Information technology and health care, two of the portfolio’s largest sectors, had disappointing results both on an absolute basis and relative to the benchmark index. In part, this reflects the advisor’s preference for stable, slower-growing businesses that generate strong cash flow. That strategy has served investors well over the years, but it held the portfolio back early in the half-year when investors still embraced some of the market’s smaller, riskier stocks.

The decision by the advisor, Barrow, Hanley, Mewhinney & Strauss, to significantly boost the fund’s information technology holdings during the bear market paid off handsomely in 2009. But when the economic outlook became less certain this spring, this outsized position was unrewarding: The portfolio’s IT holdings fell more than 16%, almost twice as much as those in the benchmark Russell 1000 Value Index.

Microsoft is a case in point. With its strong balance sheet, global brand franchise, and healthy cash flow, Microsoft—a traditional “growth” stock—was an irresistible bargain when it was battered and bruised during the steep bear market. The advisor chose wisely, as Microsoft was a significant contributor to the portfolio’s success last year. In the first six months of 2010, however, Microsoft subtracted nearly a full percentage point from the portfolio’s return—even though in April the company reported record revenue for its fiscal third quarter.

The portfolio’s holdings in the health care sector were also generally less favored by investors. Bristol-Myers Squibb, the portfolio’s largest position, was a notable exception, posting a small gain.

In the energy sector, adroit stock selection boosted the portfolio’s performance in the first quarter, but the sector’s fortunes plummeted in the aftermath of the BP oil spill in the Gulf of Mexico. BP trimmed more than a percentage point from the portfolio’s return.

Value and growth stocks, and large-and small-company stocks, have often traded places in performance rankings over time, and there’s reason to expect that to continue. You can also expect that the portfolio’s independent-minded advisor will continue to seek out underappreciated stocks, sometimes in unconventional places. When combined with other stock, bond, and money market funds in a balanced and diversified portfolio, the low-cost Diversified Value Portfolio can play a role in helping you meet your financial goals.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Diversified Value Portfolio	–8.76%
Russell 1000 Value Index	–5.12
Multi-Cap Value Funds Average[1]	–5.84

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Multi-Cap
		Value Funds
	Portfolio	Average
Diversified Value Portfolio	0.42%	1.30%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the Diversified Value Portfolio’s expense ratio was 0.XX%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned –8.76 % for the six months ended June 30, 2010, compared with –5.12% for the benchmark Russell 1000 Value Index and –5.84% for the average return of the portfolio’s peer group.

The investment environment
The first half of 2010 has been a difficult period for the equity market, although we likely should view it as a normal correction after a dramatic rebound from bear-market lows. Stocks are not happy when Washington is making sausage and we have to watch the process. Though the market correction was not dramatic, every industry sector had a negative return. The pervasive influence of the hedge funds, which exacerbated the market’s fall, had also provided the reason for the earlier rapid rebound, as the short-sellers had to run to cover. We are not sure who wins in these scenarios.

With the dollar stronger and markets outside the United States weaker than ours, the conventional wisdom about moving into foreign financial instruments has pulled most return profiles down sharply. So much for the benefit of diversification into uncorrelated issues!

Still, profits are improving, corporate balance sheets are generally strong, and—if companies experience rising unit sales—then employment will rebound. We especially need growth in small- and mid-sized companies. We are concerned, however, about one exception to improving financial strength, and that is the fiscal condition of governments at the national and municipal level.

Our successes and shortfalls
We underperformed the down market primarily because of stock selections. Although information technology was a good place to be last year, the first six months of this year were payback time. Health care has not been a good group even though Congress seems finished with its revisions.

Our portfolio positioning
The year is not over yet, and we are comfortable that superior earnings performance in technology, financials, and health care will lead to a rebound in prices, helping us to realize a return better than the alternatives with less risk.

James P. Barrow, Founding Partner
Barrow, Hanley, Mewhinney & Strauss, Inc.
July 13, 2010

Significant Portfolio Changes:
Six Months Ended June 30, 2010

New Positions	Comments
Johnson & Johnson	We like the lower-than-market valuation with above-market yield and very superior quality.
State Street	We feel the company is priced like a bank but has a superior business with lower-than-average risk.

Closed Positions	Comments
BP	We closed our position at a loss because much remains unclear about this most unusual series of events.
Constellation Energy	We closed this position as the stock compared rather unfavorably to other electric utilities on a price/earnings ratio basis and the yield was below average.

2

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	47	668	4,114
Median Market Cap	$38.8B	$28.5B	$25.2B
Price/Earnings Ratio	14.4x	16.0x	17.6x
Price/Book Ratio	1.7x	1.4x	1.9x
Yield[3]	2.4%	2.5%	2.0%
Return on Equity	20.3%	15.3%	19.1%
Earnings Growth Rate	3.7%	0.8%	6.6%
Foreign Holdings	7.7%	0.0%	0.0%
Turnover Rate[4]	14%	—	—
Expense Ratio[5]	0.42%	—	—
Short-Term Reserves	3.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.94
Beta	0.94	0.97

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.2%	7.4%	11.4%
Consumer Staples	12.4	10.6	10.4
Energy	9.5	10.6	9.4
Financials	21.0	28.3	17.5
Health Care	14.1	13.5	11.7
Industrials	13.3	8.8	10.8
Information Technology	14.3	5.5	18.5
Materials	2.1	2.9	4.0
Telecommunication
Services	1.9	5.0	2.7
Utilities	6.2	7.4	3.6

Ten Largest Holdings[6] (% of total net assets)
Bristol-Myers Squibb Co.	pharmaceuticals	4.3%
International Business	IT consulting and
Machines Corp.	other services	3.4
Imperial Tobacco Group
PLC ADR	tobacco	3.3
PNC Financial Services
Group Inc.	regional banks	3.3
Spectra Energy Corp.	oil and gas storage
	and transportation	3.1
JPMorgan Chase & Co.	other diversified
	financial services	3.1
Philip Morris
International Inc.	tobacco	3.1
Occidental	integrated oil
Petroleum Corp.	and gas	3.0
ConocoPhillips	integrated oil
	and gas	3.0
Hewlett-Packard Co.	computer hardware	3.0
Top Ten		32.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones US Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 Annualized.
5 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s current net assets. For the six months ended June 30, 2010, the annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	13.56%	–1.23%	5.18%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.3%)
Consumer Discretionary (5.0%)
Wyndham Worldwide Corp.	581,180	11,705
Carnival Corp.	282,700	8,549
CBS Corp. Class B	492,700	6,371
Service Corp. International	820,000	6,068
		32,693
Consumer Staples (12.0%)
Imperial Tobacco Group
PLC ADR	386,300	21,521
Philip Morris
International Inc.	438,300	20,092
Diageo PLC ADR	271,500	17,034
Altria Group Inc.	440,300	8,823
CVS Caremark Corp.	228,600	6,702
Sysco Corp.	157,430	4,498
		78,670
Energy (9.2%)
Spectra Energy Corp.	1,018,400	20,439
Occidental Petroleum Corp.	259,600	20,028
ConocoPhillips	406,844	19,972
		60,439
Financials (20.0%)
PNC Financial Services
Group Inc.	379,972	21,468
JPMorgan Chase & Co.	555,950	20,353
American Express Co.	491,100	19,497
Wells Fargo & Co.	749,100	19,177
Capital One Financial Corp.	324,000	13,057
Bank of America Corp.	755,946	10,863
State Street Corp.	241,700	8,174
* Citigroup Inc.	1,785,700	6,714
* SLM Corp.	632,100	6,568
XL Capital Ltd. Class A	372,800	5,969
		131,840
Health Care (13.6%)
Bristol-Myers Squibb Co.	1,146,000	28,581
Baxter International Inc.	382,900	15,561
Quest Diagnostics Inc.	310,900	15,473
Pfizer Inc.	892,614	12,729
* WellPoint Inc.	211,400	10,344
Johnson & Johnson	116,900	6,904
		89,592

		Market
		Value•
	Shares	($000)
Industrials (12.8%)
Raytheon Co.	401,700	19,438
Cooper Industries PLC	409,500	18,018
General Electric Co.	1,043,400	15,046
Honeywell
International Inc.	287,000	11,202
ITT Corp.	247,000	11,095
Illinois Tool Works Inc.	231,000	9,536
		84,335
Information Technology (13.8%)
International Business
Machines Corp.	183,100	22,609
Hewlett-Packard Co.	458,600	19,848
Intel Corp.	950,100	18,480
Microsoft Corp.	761,700	17,527
Nokia Oyj ADR	1,482,500	12,082
		90,546
Materials (2.0%)
EI du Pont de
Nemours & Co.	392,300	13,570

Telecommunication Services (1.9%)
AT&T Inc.	256,827	6,213
Verizon
Communications Inc.	216,560	6,068
		12,281
Utilities (6.0%)
Dominion Resources Inc.	383,600	14,861
CenterPoint Energy Inc.	771,500	10,153
Entergy Corp.	139,000	9,955
Duke Energy Corp.	273,900	4,382
		39,351
Total Common Stocks
(Cost $768,314)		633,317

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
1 Vanguard Market
Liquidity Fund, 0.286%
(Cost $22,839)	22,839,000	22,839
Total Investments (99.8%)
(Cost $791,153)		656,156
Other Assets and Liabilities (0.2%)
Other Assets		3,158
Liabilities		(1,965)
		1,193
Net Assets (100%)
Applicable to 63,894,906 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		657,349
Net Asset Value Per Share		$10.29

At June 30, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		842,306
Undistributed Net Investment Income		6,714
Accumulated Net Realized Losses		(56,674)
Unrealized Appreciation (Depreciation)		(134,997)
Net Assets		657,349

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends	9,744
Interest[1]	19
Security Lending	86
Total Income	9,849
Expenses
Investment Advisory Fees—Note B
Basic Fee	459
Performance Adjustment	(53)
The Vanguard Group—Note C
Management and Administrative	973
Marketing and Distribution	83
Custodian Fees	3
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,475
Net Investment Income	8,374
Realized Net Gain (Loss) on
Investment Securities Sold	(1,073)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(71,487)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(64,186)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,374	17,731
Realized Net Gain (Loss)	(1,073)	(24,692)
Change in Unrealized Appreciation (Depreciation)	(71,487)	157,168
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,186)	150,207
Distributions
Net Investment Income	(18,016)	(24,959)
Realized Capital Gain	—	—
Total Distributions	(18,016)	(24,959)
Capital Share Transactions
Issued	50,265	87,189
Issued in Lieu of Cash Distributions	18,016	24,959
Redeemed	(47,174)	(112,651)
Net Increase (Decrease) from Capital Share Transactions	21,107	(503)
Total Increase (Decrease)	(61,095)	124,745
Net Assets
Beginning of Period	718,444	593,699
End of Period[2]	657,349	718,444

1 Interest income from an affiliated company of the portfolio was $19,000.
2 Net Assets—End of Period includes undistributed net investment income of $6,714,000 and $16,356,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.55	$9.57	$16.33	$16.53	$14.37	$13.55
Investment Operations
Net Investment Income	.132	.303	.410	.360	.370[1]	.320[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.102)	2.097	(5.960)	.280	2.270	.700
Total from Investment Operations	(.970)	2.400	(5.550)	.640	2.640	1.020
Distributions
Dividends from Net Investment Income	(.290)	(.420)	(.390)	(.310)	(.290)	(.200)
Distributions from Realized Capital Gains	—	—	(.820)	(.530)	(.190)	—
Total Distributions	(.290)	(.420)	(1.210)	(.840)	(.480)	(.200)
Net Asset Value, End of Period	$10.29	$11.55	$9.57	$16.33	$16.53	$14.37

Total Return	–8.76%	26.92%	–36.14%	3.93%	18.88%	7.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$657	$718	$594	$1,030	$926	$659
Ratio of Total Expenses to
Average Net Assets[2]	0.41%[3]	0.42%	0.37%	0.40%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.31%[3]	2.95%	3.05%	2.24%	2.46%	2.29%
Portfolio Turnover Rate	14%[3]	24%	15%	21%	25%	21%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01)%, (0.02)%, 0.00%, 0.00%, and 0.01%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006-2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $53,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $135,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2010, 100% of the portfolio’s investments were valued based on Level 1 inputs.

8

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $37,619,000 to offset future net capital gains of $30,881,000 through December 31, 2016, and $6,738,000 through December 31, 2017. In addition, the portfolio realized losses of $17,954,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $791,153,000. Net unrealized depreciation of investment securities for tax purposes was $134,997,000, consisting of unrealized gains of $43,312,000 on securities that had risen in value since their purchase and $178,309,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2010, the portfolio purchased $51,649,000 of investment securities and sold $47,408,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	4,297	8,992
Issued in Lieu of Cash Distributions	1,501	3,070
Redeemed	(4,103)	(11,923)
Net Increase (Decrease) in Shares Outstanding	1,695	139

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

9

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Fund Return	$1,000.00	$912.44	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. The board determined that the retention of Barrow Hanley was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. The firm has managed the Diversified Value Portfolio since its inception in 1999. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price-to-earnings ratios and price-to-book value ratios, and above-average current yields.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the portfolio’s investment strategy in disciplined fashion, and that the portfolio has outperformed its benchmark and peer-group average over the short and long term. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below that of the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow Hanley is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

11

Vanguard® Equity Income Portfolio

When stock prices decline, the above-average dividend yields typically associated with the Equity Income Portfolio’s holdings often help to cushion the descent. Although this conventional relationship was masked somewhat by the market’s turbulent behavior over the past six months, the portfolio’s –5.39% return for the period placed it slightly ahead of the broad U.S. stock market. And the portfolio modestly outperformed its dividend-oriented comparative standards.

The portfolio’s 30-day SEC yield as of June 30 was 2.7%, relatively unchanged from the start of the period, and higher than the 2.0% yield of the broad U.S. stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Mixed results amid mixed markets
As investor confidence downshifted during the first half of 2010, the sectors that had benefited from optimism about economic recovery backtracked. Materials and consumer discretionary stocks performed very well during the rally and managed to finish in the black, albeit with small gains. Returns for the eight remaining sectors ranged from near zero for consumer staples to about –14% for information technology.

Bright spots in the consumer discretionary sector were at the practical, rather than luxury, end of the spectrum. They included McDonald’s and Genuine Parts, a distributor of auto and industrial replacement parts. In the materials sector, DuPont and Sherwin-Williams were among the larger holdings that notched gains.

Three of the portfolio’s largest sectors—consumer staples, industrials, and financials—held up relatively well, with low single-digit losses. Gains among several food companies enabled consumer staples to almost break even. Meanwhile, relative strength on the part of General Electric, a top-ten holding, and advances by some insurance and regional bank holdings helped hold the losses in the industrial and financial sectors to the low single digits.

In contrast, energy and information technology stocks had double-digit declines. The Gulf of Mexico oil spill hurt not only BP but also other super-sized oil and gas producers, including Chevron, Exxon Mobil, and Total.

Two other giants in their own right, Microsoft and Intel, were emblematic of IT weakness; Microsoft alone trimmed almost a full percentage point from the portfolio’s return.

Companies that had eliminated or cut back dividends during the recession—such as International Paper—began restoring them as corporate earnings improved along with management confidence about business prospects. Others continued their long tradition of raising dividends, including Sherwin-Williams (more than 30 years of consecutive dividend increases), Procter & Gamble (more than 50 years), and companies as diverse as 3M, Abbott Laboratories, Exxon Mobil, and Johnson & Johnson.

The portfolio’s orientation toward companies like these, with above-average dividend yields and the potential for both dividend and stock price increases, provided some buffering during the volatile six months just ended.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Equity Income Portfolio	–5.39%
FTSE High Dividend Yield Index	–5.94
Equity Income Funds Average[1]	–5.89

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.35%	1.36%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the Equity Income Portfolio’s annualized expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned –5.39% for the six months ended June 30, 2010. The benchmark FTSE High Dividend Yield Index returned –5.94%, while equity income peer funds returned an average of –5.89%.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2010 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 14, 2010.

Wellington Management Company, LLP

Portfolio Manager:
W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager

The first half of 2010 ended with a resurgence of risk-aversion, as evidenced by the pullback in equity markets. This was driven by several factors, namely sovereign-debt and solvency issues in Europe, concerns about the possibility of a double-dip global recession, and an open-ended oil spill in the Gulf of Mexico.

As we look forward, it appears that three key factors will influence the future direction of economic activity: the need to contain sovereign-debt issues within Europe, the withdrawal of economic stimulus programs globally, and the impact of regulatory reform on several industries. We believe that despite these headwinds, the global economy will continue to improve, albeit at a slower growth rate than we previously anticipated. Mid-cycle economic slowdowns are not unusual, but we are mindful of those influential factors.

Our investment approach remains focused on large-cap stocks with strong balance sheets. We continue to believe that our dividend orientation will reward investors, particularly if economic growth stays muted.

We favor large-cap stocks because of their favorable valuation characteristics. Our largest purchases during the six months included Tyco International, Chevron, and Kraft. Our largest sales consisted of stocks that reached or approached our target prices, such as Nestlé, Dominion Resources, and VFC Corporation. We eliminated positions in BP, Goldman Sachs, and AFLAC because of eroding fundamentals.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	60	227	Employs a fundamental approach to identify desirable
Company, LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	37	143	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	3	11	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Equity Income Portfolio

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

The broad U.S. equity market started 2010 quite well, rising about 6% in the first quarter as the economy continued to exhibit signs of recovery, corporate earnings were stronger than anticipated, and some investors appeared to regain confidence in an economic recovery and in equities.

However, volatility continued to be a part of the investing mix, as most financial and economic news during the second quarter was decidedly negative. U.S. equities fell more than 11% in the second quarter in reaction to the European debt crisis, worries over slowing growth in China, and the continuing uncertainties about unemployment, the housing market, and financial market regulation—to name a few—here at home. Value-oriented, dividend-paying companies outpaced growth-oriented companies for the six months ended June 30, led by consumer staples, consumer discretionary, and financial companies.

Overall, our company evaluation process added value during this period, as our valuation and management-decisions indicators accurately separated the outperformers from the underperformers. Our valuation model measures the price we will pay for a stock’s earnings or cash flow, while our management-decisions model evaluates the steps corporate managers take to enhance shareholder value. Our three remaining submodels—the growth, quality, and momentum indicators—had slightly negative results for the six-month period.

In terms of individual stocks, our selections were strongest in the consumer staples and materials sectors, where Hershey Foods, Kraft Foods, Lubrizol, and DuPont were the largest contributors to our relative results. On the other hand, our selections in the industrial and energy sectors held back our overall return. Rockwell Automation, R.R. Donnelley & Sons, Williams Companies, and Chevron were among the larger detractors from our relative performance.

After an unprecedented period of dividend cuts and eliminations, corporate balance sheets are now generally in sound shape, with many companies holding substantial amounts of cash on their books. With that in mind, as the year progresses, we expect to see cash dividends both restored by companies that eliminated them and increased by those that had reduced their payouts.

We maintain our commitment to holding a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s, a higher return on equity, quality balance sheets, and positive market sentiment. We believe that this approach to building a portfolio, combined with a disciplined risk-control framework, offers an attractive profile that the market will reward in the long term.

3

Vanguard Equity Income Portfolio

Portfolio Profile

As of June 30, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	157	555	4,114
Median Market Cap	$48.8B	$48.8B	$25.2B
Price/Earnings Ratio	13.2x	14.3x	17.6x
Price/Book Ratio	1.9x	2.0x	1.9x
Yield[3]	2.7%	3.5%	2.0%
Return on Equity	20.8%	21.6%	19.1%
Earnings Growth Rate	2.7%	3.6%	6.6%
Foreign Holdings	3.1%	0.0%	0.0%
Turnover Rate[4]	39%	—	—
Expense Ratio[5]	0.35%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.99	0.92
Beta	0.91	0.87

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	9.1%	8.3%	11.4%
Consumer Staples	15.3	18.0	10.4
Energy	10.9	10.9	9.4
Financials	14.1	10.6	17.5
Health Care	12.1	12.1	11.7
Industrials	14.6	15.4	10.8
Information Technology	8.6	9.0	18.7
Materials	4.4	3.7	3.9
Telecommunication
Services	3.5	4.6	2.7
Utilities	7.4	7.4	3.5

Ten Largest Holdings[7] (% of total net assets)
Johnson & Johnson	pharmaceuticals	3.6%
Chevron Corp.	integrated oil
	and gas	3.5
Microsoft Corp.	systems software	3.0
Merck & Co. Inc.	pharmaceuticals	2.9
JPMorgan Chase & Co.	diversified financial
	services	2.9
Pfizer Inc.	pharmaceuticals	2.5
AT&T Inc.	integrated
	telecommunication
	services	2.5
3M Co.	industrial
	conglomerates	2.5
Exxon Mobil Corp.	integrated oil
	and gas	2.4
General Electric Co.	industrial
	conglomerates	2.3
Top Ten		28.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.35%.
6 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	15.09%	–0.01%	3.04%

1 Six months ended June 30, 2010.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (8.7%)
McDonald’s Corp.	126,246	8,316
Home Depot Inc.	274,000	7,691
Genuine Parts Co.	109,500	4,320
Stanley Black & Decker Inc.	75,100	3,794
Mattel Inc.	70,900	1,500
Time Warner Inc.	43,700	1,263
McGraw-Hill Cos. Inc.	33,500	943
Ltd Brands Inc.	42,100	929
Gannett Co. Inc.	58,510	788
Williams-Sonoma Inc.	30,500	757
DR Horton Inc.	73,500	722
H&R Block Inc.	36,100	566
Comcast Corp.	27,000	444
Cracker Barrel
Old Country Store Inc.	6,700	312
Whirlpool Corp.	3,100	272
Cooper Tire & Rubber Co.	8,506	166
Oxford Industries Inc.	6,100	128
Washington Post Co.
Class B	300	123
Comcast Corp. Class A	6,100	106
Lowe’s Cos. Inc.	4,200	86
		33,226
Consumer Staples (14.9%)
PepsiCo Inc.	117,200	7,143
Philip Morris
International Inc.	143,580	6,582
Procter & Gamble Co.	89,700	5,380
Kraft Foods Inc.	185,252	5,187
General Mills Inc.	142,600	5,065
Altria Group Inc.	225,180	4,513
Wal-Mart Stores Inc.	90,000	4,326
Kimberly-Clark Corp.	68,060	4,127
Sysco Corp.	113,400	3,240
Coca-Cola Co.	46,112	2,311
Lorillard Inc.	15,800	1,137
Sara Lee Corp.	74,600	1,052
ConAgra Foods Inc.	44,100	1,028
Clorox Co.	16,400	1,019
Hershey Co.	21,100	1,011
Hormel Foods Corp.	23,500	951
Reynolds American Inc.	14,700	766
Colgate-Palmolive Co.	6,800	536
Del Monte Foods Co.	35,800	515
HJ Heinz Co.	8,300	359
Ruddick Corp.	10,700	332
Herbalife Ltd.	2,600	120
Nu Skin Enterprises Inc.
Class A	3,100	77
SUPERVALU Inc.	4,500	49
		56,826

		Market
		Value•
	Shares	($000)
Energy (10.5%)
Chevron Corp.	198,400	13,464
Exxon Mobil Corp.	162,000	9,245
ConocoPhillips	143,720	7,055
Occidental Petroleum Corp.	58,600	4,521
Total SA ADR	54,300	2,424
Marathon Oil Corp.	74,600	2,319
Williams Cos. Inc.	48,900	894
Southern Union Co.	4,300	94
		40,016
Exchange-Traded Fund (1.2%)
2 Vanguard Value ETF	104,300	4,656

Financials (13.4%)
JPMorgan Chase & Co.	297,900	10,906
PNC Financial Services
Group Inc.	87,300	4,932
Marsh &
McLennan Cos. Inc.	210,100	4,738
Wells Fargo & Co.	147,200	3,768
ACE Ltd.	72,700	3,743
Chubb Corp.	71,060	3,554
Toronto-Dominion Bank	36,100	2,343
American Express Co.	50,200	1,993
Allstate Corp.	65,200	1,873
Credit Suisse Group
AG ADR	39,900	1,494
Travelers Cos. Inc.	30,100	1,482
Bank of New York
Mellon Corp.	58,509	1,445
M&T Bank Corp.	12,700	1,079
Hudson City Bancorp Inc.	78,300	958
New York Community
Bancorp Inc.	58,600	895
Endurance Specialty
Holdings Ltd.	23,400	878
RenaissanceRe
Holdings Ltd.	15,500	872
Assurant Inc.	24,100	836
MetLife Inc.	21,400	808
Protective Life Corp.	37,000	791
Bank of Hawaii Corp.	12,400	600
American Financial
Group Inc.	19,200	525
Waddell &
Reed Financial Inc.	14,900	326
		50,839
Health Care (11.6%)
Johnson & Johnson	232,086	13,707
Merck & Co. Inc.	316,074	11,053
Pfizer Inc.	679,428	9,689
AstraZeneca PLC ADR	62,400	2,941
Bristol-Myers Squibb Co.	66,860	1,667

		Market
		Value•
	Shares	($000)
Medtronic Inc.	42,300	1,534
Eli Lilly & Co.	44,220	1,481
Abbott Laboratories	25,100	1,174
Cardinal Health Inc.	17,900	602
Owens & Minor Inc.	10,350	294
Hill-Rom Holdings Inc.	6,000	183
		44,325
Industrials (14.2%)
3M Co.	119,400	9,431
General Electric Co.	609,552	8,790
Tyco International Ltd.	133,700	4,710
Waste Management Inc.	149,600	4,681
Illinois Tool Works Inc.	78,700	3,249
Republic Services Inc.
Class A	108,600	3,229
Eaton Corp.	48,600	3,180
PACCAR Inc.	60,400	2,408
Honeywell International Inc.	39,500	1,542
United Technologies Corp.	22,100	1,434
Deere & Co.	24,200	1,347
Raytheon Co.	25,200	1,219
Northrop Grumman Corp.	21,668	1,180
Schneider Electric SA	10,267	1,037
United Parcel Service Inc.
Class B	17,900	1,018
Boeing Co.	16,200	1,017
Rockwell Automation Inc.	17,500	859
Pitney Bowes Inc.	34,800	764
RR Donnelley & Sons Co.	42,690	699
Briggs & Stratton Corp.	39,700	676
Caterpillar Inc.	10,600	637
CSX Corp.	11,400	566
Emerson Electric Co.	7,200	315
Lockheed Martin Corp.	500	37
		54,025
Information Technology (8.1%)
Microsoft Corp.	488,400	11,238
Intel Corp.	405,200	7,881
Texas Instruments Inc.	145,500	3,387
Analog Devices Inc.	102,500	2,856
Maxim Integrated
Products Inc.	142,500	2,384
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	152,700	1,490
Tyco Electronics Ltd.	30,800	782
Jabil Circuit Inc.	31,300	416
Molex Inc.	14,000	255
Earthlink Inc.	26,700	213
		30,902
Materials (4.3%)
Sherwin-Williams Co.	63,400	4,387
EI du Pont de Nemours & Co.	118,341	4,094
Packaging Corp. of America	129,100	2,843

6

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
PPG Industries Inc.	32,300	1,951
Lubrizol Corp.	11,700	940
Eastman Chemical Co.	15,800	843
International Paper Co.	24,800	561
Valspar Corp.	10,200	307
Sonoco Products Co.	6,700	204
Southern Copper Corp.	5,700	151
Dow Chemical Co.	1,600	38
		16,319
Telecommunication Services (3.4%)
AT&T Inc.	394,360	9,539
Verizon
Communications Inc.	106,410	2,982
Qwest
Communications
International Inc.	42,876	225
Consolidated
Communications
Holdings Inc.	8,500	145
		12,891
Utilities (7.2%)
Xcel Energy Inc.	129,800	2,675
Entergy Corp.	34,600	2,478
PG&E Corp.	58,400	2,400
Dominion Resources Inc.	57,250	2,218
NextEra Energy Inc.	44,740	2,182
American Electric
Power Co. Inc.	63,800	2,061
Northeast Utilities	78,700	2,005
UGI Corp.	64,100	1,631
Exelon Corp.	36,000	1,367
Public Service Enterprise
Group Inc.	40,136	1,258
DTE Energy Co.	22,800	1,040
Constellation Energy
Group Inc.	29,500	951
Atmos Energy Corp.	28,000	757
Edison International	23,200	736
AGL Resources Inc.	20,400	731
NiSource Inc.	47,200	684
Oneok Inc.	14,737	637
PNM Resources Inc.	43,000	481
National Fuel Gas Co.	10,400	477
Alliant Energy Corp.	7,700	244
CenterPoint Energy Inc.	13,400	176
Pinnacle West Capital Corp.	700	26
		27,215
Total Common Stocks
(Cost $413,565)		371,240

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.7%)[1]
Money Market Fund (1.5%)
3	Vanguard Market
	Liquidity Fund, 0.286%	5,469,242	5,469

		Face
		Amount
		($000)
Repurchase Agreement (0.9%)
	UBS Securities LLC
	0.090%, 7/1/10
	(Dated 6/30/10,
	Repurchase Value
	$3,400,000, collateralized
	by Federal National
	Mortgage Assn.
	6.000%, 1/1/39)	3,400	3,400

U.S. Government and Agency Obligations (0.3%)
4,5	Fannie Mae
	Discount Notes,
	0.300%, 9/15/10	200	200
4,5	Freddie Mac
	Discount Notes,
	0.320%, 9/7/10	1,030	1,030
			1,230
Total Temporary Cash Investments
(Cost $10,099)			10,099
Total Investments (100.2%)
(Cost $423,664)			381,339
Other Assets and Liabilities (–0.2%)
Other Assets			1,290
Liabilities			(1,874)
			(584)
Net Assets (100%)
Applicable to 31,236,059 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			380,755
Net Asset Value Per Share			$12.19

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	489,598
Undistributed Net Investment Income	4,474
Accumulated Net Realized Losses	(70,771)
Unrealized Appreciation (Depreciation)
Investment Securities	(42,325)
Futures Contracts	(221)
Net Assets	380,755

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.2% and 1.0%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,230,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	6,439
Interest[1]	13
Security Lending	9
Total Income	6,461
Expenses
Investment Advisory Fees—Note B
Basic Fee	193
Performance Adjustment	27
The Vanguard Group—Note C
Management and Administrative	433
Marketing and Distribution	39
Custodian Fees	17
Shareholders’ Reports	11
Total Expenses	720
Net Investment Income	5,741
Realized Net Gain (Loss)
Investment Securities Sold[1]	6,797
Futures Contracts	(166)
Foreign Currencies	(1)
Realized Net Gain (Loss)	6,630
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(33,805)
Futures Contracts	(234)
Change in Unrealized Appreciation
(Depreciation)	(34,039)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(21,668)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,741	12,096
Realized Net Gain (Loss)	6,630	(54,887)
Change in Unrealized Appreciation (Depreciation)	(34,039)	99,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,668)	56,683
Distributions
Net Investment Income	(12,077)	(18,202)
Realized Capital Gain	—	(1,062)
Total Distributions	(12,077)	(19,264)
Capital Share Transactions
Issued	21,249	31,415
Issued in Lieu of Cash Distributions	12,077	19,264
Redeemed	(27,985)	(60,379)
Net Increase (Decrease) from Capital Share Transactions	5,341	(9,700)
Total Increase (Decrease)	(28,404)	27,719
Net Assets
Beginning of Period	409,159	381,440
End of Period[3]	380,755	409,159

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $60,000, $8,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $28,000.
3 Net Assets—End of Period includes undistributed net investment income of $4,474,000 and $10,811,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.26	$12.08	$19.79	$20.81	$18.60	$19.45
Investment Operations
Net Investment Income	.187	.414	.590	.570	.540	.510
Net Realized and Unrealized Gain (Loss)
on Investments	(.863)	1.401	(6.190)	.320	3.100	.220
Total from Investment Operations	(.676)	1.815	(5.600)	.890	3.640	.730
Distributions
Dividends from Net Investment Income	(.394)	(.600)	(.600)	(.520)	(.540)	(.480)
Distributions from Realized Capital Gains	—	(.035)	(1.510)	(1.390)	(.890)	(1.100)
Total Distributions	(.394)	(.635)	(2.110)	(1.910)	(1.430)	(1.580)
Net Asset Value, End of Period	$12.19	$13.26	$12.08	$19.79	$20.81	$18.60

Total Return	–5.39%	16.77%	–30.91%	4.53%	20.70%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$381	$409	$381	$601	$601	$483
Ratio of Total Expenses to
Average Net Assets[1]	0.35%[2]	0.35%	0.29%	0.29%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.81%[2]	3.36%	3.65%	2.79%	2.90%	2.91%
Portfolio Turnover Rate	39%[2]	56%	60%	61%	28%	26%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.01%, 0.00%, (0.01%), and (0.01%).
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

10

Vanguard Equity Income Portfolio

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $71,000 for the six months ended June 30, 2010.

For the six months ended June 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $27,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $77,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	370,203	1,037	—
Temporary Cash Investments	5,469	4,630	—
Futures Contracts—Liabilities[1]	(53)	—	—
Total	375,619	5,667	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Equity Income Portfolio

E. At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2010	19	4,876	(135)
E-mini S&P 500 Index	September 2010	28	1,437	(86)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2010, the portfolio realized net foreign currency losses of $1,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $73,177,000 to offset future net capital gains through December 31, 2017. In addition, the portfolio realized losses of $1,770,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $423,664,000. Net unrealized depreciation of investment securities for tax purposes was $42,325,000, consisting of unrealized gains of $18,401,000 on securities that had risen in value since their purchase and $60,726,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2010, the portfolio purchased $77,338,000 of investment securities and sold $76,838,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	1,600	2,726
Issued in Lieu of Cash Distributions	893	1,936
Redeemed	(2,107)	(5,394)
Net Increase (Decrease) in Shares Outstanding	386	(732)

I. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$946.10	$1.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	1.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board concluded that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most-respected institutional investment managers. The firm has advised a portion of the Equity Income Portfolio since 2003. The portfolio manager is backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that the results have allowed the portfolio to perform competitively against its benchmark and peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

14

Vanguard® Equity Index Portfolio

For the six months ended June 30, 2010, Vanguard Equity Index Portfolio returned –6.69%. The portfolio’s return was in line with that of its benchmark (–6.65%) and a bit better than the average return of competitive funds (–7.89%).

The table below shows the returns of your portfolio and its comparative standards for the half-year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks’ slide centered on info tech and energy
The Equity Index Portfolio kicked off the six-month period on a positive note, continuing a generally steady climb from the bear-market bottom in March 2009. But the stock market tumbled in May and June, pulling the portfolio’s return into negative territory for the six months.

No sector was unscathed. Information technology and energy were hit especially hard. The largest detractors in the tech slide were software companies, followed by internet and communications equipment companies. Only the computers and peripherals industry, which includes companies such as Apple, was able to eke out a modest contribution to return.

Energy sector stocks, which are sensitive to energy prices, fell as prices declined: Oil and natural gas fell about 5% and 22%, respectively. The integrated oil giants were responsible for a large portion of the sector’s performance. (London-based BP, which is at the center of the oil spill in the Gulf of Mexico, is not a holding in this portfolio.)

Together, technology and energy were responsible for half the portfolio’s decline. Health care was another major detractor from results, particularly big-name pharmaceutical companies.

Regardless of market conditions, diversification is important
Over the past six months, investors have witnessed a dramatic turn in the performance of stocks. Given the stock market’s built-in volatility, a slump should come as no surprise—even though its timing certainly was. The abrupt change in market direction underscores the wisdom of sticking with a long-term plan that includes a broad mix of stock, bond, and money market funds tailored to your goals and risk tolerance. Such a well-diversified portfolio can offer some protection during a down market, while also providing an opportunity for long-term growth.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Equity Index Portfolio	–6.69%
S&P 500 Index	–6.65
Large-Cap Core Funds Average[1]	–7.89

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Large-Cap
		Core Funds
	Portfolio	Average
Equity Index Portfolio	0.19%	1.27%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2010

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	503	500	4,114
Median Market Cap	$41.7B	$41.7B	$25.2B
Price/Earnings Ratio	16.2x	16.2x	17.6x
Price/Book Ratio	1.9x	1.9x	1.9x
Yield[3]	1.8%	2.2%	2.0%
Return on Equity	20.6%	20.6%	19.1%
Earnings Growth Rate	6.5%	6.5%	6.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	14%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	10.1%	10.1%	11.4%
Consumer Staples	11.5	11.5	10.4
Energy	10.7	10.7	9.4
Financials	16.3	16.3	17.5
Health Care	12.1	12.1	11.7
Industrials	10.3	10.3	10.8
Information Technology	18.8	18.8	18.7
Materials	3.4	3.4	3.9
Telecommunication
Services	3.0	3.0	2.7
Utilities	3.8	3.8	3.5

Ten Largest Holdings[6] (% of total net assets)
Exxon Mobil Corp.	integrated oil
	and gas	3.1%
Apple Inc.	computer
	hardware	2.5
Microsoft Corp.	systems software	1.9
Procter & Gamble Co.	household products	1.9
Johnson & Johnson	pharmaceuticals	1.7
International Business	IT consulting
Machines Corp.	and other services	1.7
General Electric Co.	industrial
	conglomerates	1.6
JPMorgan Chase & Co.	diversified
	financial services	1.6
Bank of America Corp.	diversified
	financial services	1.5
AT&T Inc.	integrated
	telecommunication
	services	1.5
Top Ten		19.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio's net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.19%.
6 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	14.32%	–0.84%	–1.64%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (10.1%)
	McDonald’s Corp.	213,744	14,079
	Walt Disney Co.	389,263	12,262
	Home Depot Inc.	333,985	9,375
	Comcast Corp. Class A	534,221	9,279
*	Amazon.com Inc.	68,143	7,445
	Target Corp.	146,325	7,195
*	Ford Motor Co.	677,078	6,825
	Time Warner Inc.	226,450	6,547
*	DIRECTV Class A	180,623	6,127
	Lowe’s Cos. Inc.	284,022	5,800
	News Corp. Class A	447,892	5,357
	NIKE Inc. Class B	77,180	5,213
	Viacom Inc. Class B	120,647	3,785
	Time Warner Cable Inc.	70,307	3,662
	Yum! Brands Inc.	93,059	3,633
	Starbucks Corp.	148,022	3,597
	Johnson Controls Inc.	133,653	3,591
	TJX Cos. Inc.	81,223	3,407
*	Kohl’s Corp.	61,171	2,906
	Staples Inc.	145,051	2,763
	Carnival Corp.	86,025	2,601
	Best Buy Co. Inc.	68,712	2,327
	Coach Inc.	60,775	2,221
	Omnicom Group Inc.	61,129	2,097
*	Discovery
	Communications Inc.
	Class A	56,432	2,015
*	Bed Bath & Beyond Inc.	52,308	1,940
	McGraw-Hill Cos. Inc.	62,945	1,771
	CBS Corp. Class B	135,538	1,752
	Gap Inc.	89,409	1,740
*	priceline.com Inc.	9,381	1,656
	Stanley Black & Decker Inc.	31,827	1,608
	Starwood Hotels & Resorts
	Worldwide Inc.	37,647	1,560
	Mattel Inc.	72,458	1,533
	Marriott International Inc.
	Class A	51,117	1,530
	Macy’s Inc.	83,923	1,502
	Whirlpool Corp.	14,925	1,311
*	O’Reilly Automotive Inc.	27,534	1,310
	Ross Stores Inc.	24,345	1,297
	Genuine Parts Co.	31,632	1,248
	VF Corp.	17,425	1,240
	Ltd Brands Inc.	53,827	1,188
	Fortune Brands Inc.	30,265	1,186
*	AutoZone Inc.	5,753	1,112
	Darden Restaurants Inc.	27,849	1,082
	Nordstrom Inc.	33,246	1,070
	Hasbro Inc.	25,990	1,068
*	Apollo Group Inc. Class A	24,999	1,062
	Wynn Resorts Ltd.	13,722	1,047
	Harley-Davidson Inc.	46,636	1,037
	H&R Block Inc.	65,518	1,028

			Market
			Value•
		Shares	($000)
	Family Dollar Stores Inc.	26,886	1,013
	JC Penney Co. Inc.	47,067	1,011
	Tiffany & Co.	25,407	963
	Polo Ralph Lauren Corp.
	Class A	13,132	958
	International Game
	Technology	58,943	925
*	Urban Outfitters Inc.	25,809	888
*	CarMax Inc.	44,487	885
	Newell Rubbermaid Inc.	55,235	809
	Expedia Inc.	41,234	774
	Wyndham Worldwide Corp.	35,776	721
	Scripps Networks
	Interactive Inc. Class A	17,785	717
*	Interpublic Group of Cos. Inc.	97,167	693
	DeVry Inc.	12,278	644
	Gannett Co. Inc.	47,512	640
*	Sears Holdings Corp.	9,671	625
	Leggett & Platt Inc.	29,444	591
*	GameStop Corp. Class A	30,323	570
	DR Horton Inc.	55,327	544
	Abercrombie & Fitch Co.	17,439	535
*	Pulte Group Inc.	63,485	526
*	Big Lots Inc.	15,934	511
	Washington Post Co. Class B	1,218	500
	RadioShack Corp.	24,940	487
*	Goodyear Tire & Rubber Co.	48,484	482
	Lennar Corp. Class A	32,385	450
	Comcast Corp.	26,563	436
*	Harman International
	Industries Inc.	13,852	414
*,^	AutoNation Inc.	17,941	350
*	Eastman Kodak Co.	53,433	232
	Meredith Corp.	7,322	228
*	Office Depot Inc.	54,576	220
*	New York Times Co.
	Class A	23,151	200
			187,529
Consumer Staples (11.5%)
	Procter & Gamble Co.	572,406	34,333
	Coca-Cola Co.	458,502	22,980
	Wal-Mart Stores Inc.	412,917	19,849
	PepsiCo Inc.	320,517	19,536
	Philip Morris
	International Inc.	368,028	16,870
	Kraft Foods Inc.	346,543	9,703
	Altria Group Inc.	413,934	8,295
	CVS Caremark Corp.	270,476	7,930
	Colgate-Palmolive Co.	97,387	7,670
	Walgreen Co.	194,388	5,190
	Kimberly-Clark Corp.	82,219	4,985
	Costco Wholesale Corp.	87,586	4,802
	General Mills Inc.	131,828	4,683
	Sysco Corp.	117,536	3,358
	Archer-Daniels-Midland Co.	127,750	3,299
	HJ Heinz Co.	62,832	2,716

			Market
			Value•
		Shares	($000)
	Kellogg Co.	50,718	2,551
	Kroger Co.	128,747	2,535
	Avon Products Inc.	85,171	2,257
	Lorillard Inc.	30,421	2,190
	ConAgra Foods Inc.	88,799	2,071
	Mead Johnson Nutrition Co.	40,681	2,039
	Sara Lee Corp.	131,801	1,858
	Dr Pepper Snapple
	Group Inc.	48,918	1,829
	Reynolds American Inc.	33,662	1,755
	Clorox Co.	28,087	1,746
	Coca-Cola Enterprises Inc.	64,865	1,677
	Hershey Co.	33,097	1,586
	Safeway Inc.	77,492	1,524
	JM Smucker Co.	23,702	1,427
	Campbell Soup Co.	37,230	1,334
	Molson Coors Brewing Co.
	Class B	31,360	1,328
	Estee Lauder Cos. Inc.
	Class A	23,741	1,323
	Brown-Forman Corp.
	Class B	21,626	1,238
*	Whole Foods Market Inc.	34,182	1,231
	McCormick & Co. Inc.	26,265	997
	Tyson Foods Inc. Class A	60,632	994
*	Constellation Brands Inc.
	Class A	38,203	597
	Hormel Foods Corp.	13,830	560
	SUPERVALU Inc.	42,197	457
*	Dean Foods Co.	36,025	363
			213,666
Energy (10.7%)
	Exxon Mobil Corp.	1,016,097	57,989
	Chevron Corp.	399,170	27,088
	ConocoPhillips	295,802	14,521
	Schlumberger Ltd.	237,051	13,118
	Occidental Petroleum Corp.	161,380	12,451
	Apache Corp.	66,996	5,640
	Devon Energy Corp.	88,823	5,411
	EOG Resources Inc.	50,241	4,942
	Halliburton Co.	179,912	4,417
	Marathon Oil Corp.	141,018	4,384
	Anadarko Petroleum Corp.	98,266	3,546
	Baker Hughes Inc.	85,199	3,542
	Hess Corp.	58,020	2,921
	National Oilwell Varco Inc.	83,343	2,756
	Chesapeake Energy Corp.	129,343	2,710
*	Southwestern Energy Co.	68,896	2,662
	Spectra Energy Corp.	128,968	2,588
	Williams Cos. Inc.	116,266	2,125
	Noble Energy Inc.	34,743	2,096
	Peabody Energy Corp.	53,485	2,093
	Valero Energy Corp.	112,363	2,020
	Murphy Oil Corp.	38,051	1,886
	Smith International Inc.	49,497	1,864
*	Cameron International Corp.	48,657	1,582

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	El Paso Corp.	139,787	1,553
	Consol Energy Inc.	45,006	1,519
	Pioneer Natural
	Resources Co.	23,114	1,374
	Range Resources Corp.	31,681	1,272
*	FMC Technologies Inc.	24,105	1,269
*	Denbury Resources Inc.	79,638	1,166
*	Nabors Industries Ltd.	56,631	998
	Diamond Offshore
	Drilling Inc.	13,876	863
	Sunoco Inc.	24,114	839
	Helmerich & Payne Inc.	21,028	768
	Cabot Oil & Gas Corp.	20,663	647
	Massey Energy Co.	20,359	557
*	Rowan Cos. Inc.	22,558	495
	Tesoro Corp.	27,963	326
			197,998
Financials (16.3%)
	JPMorgan Chase & Co.	790,762	28,950
	Bank of America Corp.	1,994,153	28,656
	Wells Fargo & Co.	1,035,604	26,512
*	Berkshire Hathaway Inc.
	Class B	297,468	23,705
*	Citigroup Inc.	4,492,964	16,894
	Goldman Sachs Group Inc.	102,270	13,425
	American Express Co.	238,720	9,477
	US Bancorp	380,917	8,514
	Morgan Stanley	277,838	6,449
	MetLife Inc.	162,939	6,153
	Bank of New York
	Mellon Corp.	241,009	5,951
	PNC Financial
	Services Group Inc.	104,510	5,905
	Prudential Financial Inc.	92,579	4,968
	Travelers Cos. Inc.	98,405	4,846
	Simon Property Group Inc.	58,125	4,694
	Aflac Inc.	93,278	3,980
	CME Group Inc.	13,047	3,673
	Capital One Financial Corp.	90,699	3,655
	BB&T Corp.	137,530	3,618
	State Street Corp.	99,702	3,372
	Chubb Corp.	65,080	3,255
	Allstate Corp.	106,905	3,071
	Charles Schwab Corp.	194,409	2,757
	Franklin Resources Inc.	29,282	2,524
*	Berkshire Hathaway Inc.
	Class A	21	2,520
	Progressive Corp.	133,179	2,493
	Marsh & McLennan Cos. Inc.	107,492	2,424
	Public Storage	26,999	2,374
	Equity Residential	56,204	2,340
	Loews Corp.	70,040	2,333
	SunTrust Banks Inc.	99,452	2,317
	Vornado Realty Trust	31,401	2,291
	T Rowe Price Group Inc.	51,553	2,288
	Northern Trust Corp.	48,161	2,249
	AON Corp.	53,701	1,993
	Boston Properties Inc.	27,687	1,975
	Hartford Financial
	Services Group Inc.	88,385	1,956
	Fifth Third Bancorp	158,349	1,946
	HCP Inc.	58,545	1,888
	Ameriprise Financial Inc.	50,827	1,836
	Host Hotels & Resorts Inc.	131,218	1,769
*	IntercontinentalExchange Inc.	14,689	1,660
	Invesco Ltd.	93,182	1,568
	Regions Financial Corp.	237,708	1,564
	AvalonBay Communities Inc.	16,427	1,534
	Discover Financial Services	108,157	1,512

			Market
			Value•
		Shares	($000)
	Principal Financial Group Inc.	63,585	1,490
	Ventas Inc.	31,211	1,465
	Lincoln National Corp.	60,150	1,461
	NYSE Euronext	52,001	1,437
	Unum Group	66,123	1,435
	M&T Bank Corp.	16,508	1,402
	KeyCorp	174,737	1,344
	Comerica Inc.	35,228	1,298
*	Genworth Financial Inc.
	Class A	97,489	1,274
	Hudson City Bancorp Inc.	94,229	1,153
	Plum Creek Timber Co. Inc.	32,369	1,118
	XL Capital Ltd. Class A	68,043	1,089
	Kimco Realty Corp.	80,650	1,084
	Health Care REIT Inc.	24,556	1,034
	People’s United
	Financial Inc.	74,726	1,009
*	SLM Corp.	96,435	1,002
	ProLogis	94,295	955
*	American International
	Group Inc.	26,808	923
	Legg Mason Inc.	32,824	920
	Cincinnati Financial Corp.	32,329	836
	Torchmark Corp.	16,404	812
	Huntington Bancshares Inc.	142,445	789
	Moody’s Corp.	39,054	778
	Assurant Inc.	22,201	770
	Marshall & Ilsley Corp.	104,715	752
*	Leucadia National Corp.	37,681	735
*	CB Richard Ellis Group Inc.
	Class A	53,744	732
	Zions Bancorporation	31,835	687
*	First Horizon National Corp.	45,376	520
*	NASDAQ OMX Group Inc.	28,917	514
*	E*Trade Financial Corp.	39,471	467
	Apartment Investment &
	Management Co.	23,313	452
	Federated Investors Inc.
	Class B	17,597	364
	Janus Capital Group Inc.	36,533	324
			302,259
Health Care (12.1%)
	Johnson & Johnson	548,180	32,376
	Pfizer Inc.	1,603,264	22,863
	Merck & Co. Inc.	619,710	21,671
	Abbott Laboratories	306,798	14,352
*	Amgen Inc.	190,312	10,010
	Bristol-Myers Squibb Co.	341,724	8,523
	Medtronic Inc.	218,920	7,940
	Eli Lilly & Co.	201,700	6,757
	UnitedHealth Group Inc.	225,848	6,414
*	Gilead Sciences Inc.	176,793	6,060
*	Express Scripts Inc.	108,926	5,122
*	Medco Health Solutions Inc.	90,793	5,001
	Baxter International Inc.	118,507	4,816
*	Celgene Corp.	91,511	4,651
*	WellPoint Inc.	84,872	4,153
*	Thermo Fisher Scientific Inc.	81,539	3,999
	McKesson Corp.	53,844	3,616
	Allergan Inc.	61,239	3,568
	Becton Dickinson and Co.	46,453	3,141
	Stryker Corp.	55,931	2,800
*	Genzyme Corp.	53,017	2,692
*	Biogen Idec Inc.	53,156	2,522
*	Intuitive Surgical Inc.	7,804	2,463
	Cardinal Health Inc.	71,969	2,419
*	St. Jude Medical Inc.	64,879	2,341
	Aetna Inc.	84,636	2,233
*	Zimmer Holdings Inc.	40,322	2,179

			Market
			Value•
		Shares	($000)
*	Hospira Inc.	32,917	1,891
	AmerisourceBergen Corp.
	Class A	56,320	1,788
*	Boston Scientific Corp.	301,262	1,747
*	Life Technologies Corp.	36,254	1,713
	CIGNA Corp.	55,146	1,713
*	Forest Laboratories Inc.	60,268	1,653
*	Laboratory Corp. of
	America Holdings	20,639	1,555
*	Humana Inc.	33,928	1,549
	Quest Diagnostics Inc.	29,980	1,492
	CR Bard Inc.	18,864	1,463
*	Varian Medical Systems Inc.	24,672	1,290
*	DaVita Inc.	20,602	1,286
*	Waters Corp.	18,407	1,191
*	Millipore Corp.	11,043	1,178
*	Mylan Inc.	61,579	1,049
*	Cerner Corp.	13,494	1,024
	DENTSPLY International Inc.	29,004	868
*	Watson Pharmaceuticals Inc.	21,161	859
*	Cephalon Inc.	14,901	846
*	CareFusion Corp.	35,175	798
	Patterson Cos. Inc.	18,560	530
*	Coventry Health Care Inc.	29,671	525
	PerkinElmer Inc.	23,436	484
*	King Pharmaceuticals Inc.	49,393	375
*	Tenet Healthcare Corp.	86,054	373
			223,922
Industrials (10.3%)
	General Electric Co.	2,122,117	30,601
	United Technologies Corp.	185,419	12,036
	United Parcel Service Inc.
	Class B	196,786	11,195
	3M Co.	141,698	11,193
	Boeing Co.	150,797	9,462
	Caterpillar Inc.	124,714	7,492
	Union Pacific Corp.	100,597	6,992
	Emerson Electric Co.	149,651	6,538
	Honeywell International Inc.	152,269	5,943
	Deere & Co.	84,405	4,700
	Lockheed Martin Corp.	61,846	4,607
	General Dynamics Corp.	76,632	4,488
	FedEx Corp.	62,162	4,358
	Norfolk Southern Corp.	73,461	3,897
	Danaher Corp.	104,470	3,878
	CSX Corp.	77,499	3,846
	Raytheon Co.	75,704	3,663
	Northrop Grumman Corp.	59,980	3,265
	Illinois Tool Works Inc.	77,062	3,181
	Waste Management Inc.	96,149	3,008
	Precision Castparts Corp.	28,212	2,904
	PACCAR Inc.	72,544	2,892
	Cummins Inc.	39,884	2,598
	Eaton Corp.	33,266	2,177
	Republic Services Inc.
	Class A	64,402	1,915
	CH Robinson Worldwide Inc.	32,982	1,836
	Parker Hannifin Corp.	32,026	1,776
	Rockwell Collins Inc.	31,261	1,661
	Goodrich Corp.	24,962	1,654
	Southwest Airlines Co.	148,089	1,645
	ITT Corp.	36,449	1,637
	L-3 Communications
	Holdings Inc.	22,981	1,628
	Dover Corp.	37,068	1,549
	Fluor Corp.	35,576	1,512
	Expeditors International
	of Washington Inc.	42,258	1,458
	Rockwell Automation Inc.	28,456	1,397

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Fastenal Co.	26,141	1,312
	WW Grainger Inc.	12,353	1,228
*	Stericycle Inc.	16,912	1,109
	Roper Industries Inc.	18,757	1,050
	Flowserve Corp.	11,148	945
	Textron Inc.	54,190	920
	Pitney Bowes Inc.	41,258	906
*	Jacobs Engineering
	Group Inc.	24,772	903
*	Quanta Services Inc.	41,794	863
	Iron Mountain Inc.	36,008	809
	Pall Corp.	23,312	801
	Masco Corp.	71,355	768
	Equifax Inc.	25,120	705
	Avery Dennison Corp.	21,908	704
	Robert Half International Inc. 29,739		700
	Dun & Bradstreet Corp.	9,967	669
	RR Donnelley & Sons Co.	40,859	669
	Cintas Corp.	26,150	627
	Snap-On Inc.	11,436	468
	Ryder System Inc.	10,603	427
*	Raytheon Co. Warrants Exp.
	06/16/2011	727	9
			191,174
Information Technology (18.7%)
*	Apple Inc.	180,863	45,492
	Microsoft Corp.	1,515,503	34,872
	International Business
	Machines Corp.	254,830	31,466
*	Cisco Systems Inc.	1,135,161	24,190
	Intel Corp.	1,105,940	21,511
*	Google Inc. Class A	48,110	21,407
	Hewlett-Packard Co.	463,942	20,079
	Oracle Corp.	778,107	16,698
	QUALCOMM Inc.	326,017	10,706
*	EMC Corp.	408,506	7,476
	Visa Inc. Class A	89,947	6,364
	Texas Instruments Inc.	242,904	5,655
	Corning Inc.	310,200	5,010
*	eBay Inc.	226,009	4,432
*	Dell Inc.	342,473	4,130
	Automatic Data
	Processing Inc.	99,947	4,024
	Mastercard Inc. Class A	19,238	3,839
*	Yahoo! Inc.	233,968	3,236
	Applied Materials Inc.	267,159	3,211
*	Motorola Inc.	461,872	3,011
*	Cognizant Technology
	Solutions Corp. Class A	59,493	2,978
	Broadcom Corp. Class A	85,889	2,832
*	Adobe Systems Inc.	104,600	2,765
*	NetApp Inc.	68,573	2,558
*	Juniper Networks Inc.	104,671	2,389
	Xerox Corp.	274,817	2,209
*	Symantec Corp.	159,080	2,208
*	Intuit Inc.	62,406	2,170
	Western Union Co.	133,899	1,996
*	Agilent Technologies Inc.	69,145	1,966
*	Salesforce.com Inc.	22,562	1,936
*	SanDisk Corp.	45,855	1,929
	Fidelity National Information
	Services Inc.	66,095	1,773
	Paychex Inc.	64,020	1,663
	Analog Devices Inc.	59,324	1,653
*	Citrix Systems Inc.	37,071	1,565
	Altera Corp.	60,200	1,494
*	Micron Technology Inc.	169,240	1,437
	CA Inc.	77,747	1,431
*	Akamai Technologies Inc.	34,152	1,386
	Computer Sciences Corp.	30,614	1,385

			Market
			Value•
		Shares	($000)
*	Fiserv Inc.	30,265	1,382
	Xilinx Inc.	54,490	1,376
*	Western Digital Corp.	45,495	1,372
	Amphenol Corp. Class A	34,450	1,353
*	BMC Software Inc.	36,147	1,252
	Linear Technology Corp.	44,418	1,235
*	NVIDIA Corp.	114,047	1,164
*	Autodesk Inc.	45,671	1,113
*	First Solar Inc.	9,605	1,093
*	Red Hat Inc.	37,668	1,090
	Harris Corp.	25,759	1,073
	Microchip Technology Inc.	37,007	1,027
*	Teradata Corp.	33,122	1,010
*	SAIC Inc.	58,255	975
*	VeriSign Inc.	36,464	968
*	McAfee Inc.	31,000	952
	KLA-Tencor Corp.	33,793	942
*	Electronic Arts Inc.	64,960	935
*	FLIR Systems Inc.	30,363	883
*	Advanced Micro
	Devices Inc.	112,242	822
	National Semiconductor
	Corp.	47,653	641
*	LSI Corp.	129,827	597
	Total System Services Inc.	39,188	533
*	Lexmark International Inc.
	Class A	15,556	514
	Jabil Circuit Inc.	38,461	511
	Tellabs Inc.	76,958	492
	Molex Inc.	26,929	491
*	Novellus Systems Inc.	19,069	484
*	MEMC Electronic
	Materials Inc.	45,518	450
*	JDS Uniphase Corp.	44,495	438
*	Novell Inc.	69,239	393
*	QLogic Corp.	22,136	368
*	Compuware Corp.	45,194	361
*	Teradyne Inc.	35,197	343
*	Monster Worldwide Inc.	25,001	291
			347,456
Materials (3.4%)
	EI du Pont de
	Nemours & Co.	180,040	6,228
	Newmont Mining Corp.	97,581	6,025
	Freeport-McMoRan
	Copper & Gold Inc.	93,729	5,542
	Dow Chemical Co.	229,502	5,444
	Monsanto Co.	108,394	5,010
	Praxair Inc.	60,748	4,616
	Air Products &
	Chemicals Inc.	42,235	2,737
	Nucor Corp.	62,560	2,395
	Ecolab Inc.	46,489	2,088
	Alcoa Inc.	203,279	2,045
	PPG Industries Inc.	32,984	1,993
	International Paper Co.	87,020	1,969
	Weyerhaeuser Co.	42,058	1,481
	Sherwin-Williams Co.	18,360	1,270
	Cliffs Natural Resources Inc.	26,936	1,270
	Sigma-Aldrich Corp.	24,229	1,207
	Vulcan Materials Co.	25,477	1,117
	United States Steel Corp.	28,570	1,101
	Airgas Inc.	16,679	1,037
	Ball Corp.	18,336	969
	CF Industries Holdings Inc.	14,210	902
*	Owens-Illinois Inc.	32,769	867
	Allegheny Technologies Inc.	19,573	865
	FMC Corp.	14,547	836
	Eastman Chemical Co.	14,453	771
	MeadWestvaco Corp.	33,978	754

			Market
			Value•
		Shares	($000)
*	Pactiv Corp.	26,242	731
	International Flavors &
	Fragrances Inc.	15,942	676
	Sealed Air Corp.	31,816	627
	Bemis Co. Inc.	21,741	587
*	Titanium Metals Corp.	16,840	296
	AK Steel Holding Corp.	21,880	261
			63,717
Telecommunication Services (3.0%)
	AT&T Inc.	1,174,499	28,411
	Verizon
	Communications Inc.	561,850	15,743
*	American Tower Corp.
	Class A	80,211	3,570
*	Sprint Nextel Corp.	593,288	2,516
	CenturyLink Inc.	59,859	1,994
	Qwest Communications
	International Inc.	296,047	1,554
	Windstream Corp.	96,227	1,016
^	Frontier Communications
	Corp.	62,036	441
*	MetroPCS
	Communications Inc.	51,932	425
			55,670
Utilities (3.8%)
	Southern Co.	163,877	5,454
	Exelon Corp.	131,277	4,985
	Dominion Resources Inc.	118,396	4,587
	Duke Energy Corp.	260,917	4,175
	NextEra Energy Inc.	82,336	4,015
	Public Service Enterprise
	Group Inc.	100,787	3,158
	American Electric
	Power Co. Inc.	95,184	3,074
	PG&E Corp.	73,946	3,039
	Entergy Corp.	37,693	2,700
	Consolidated Edison Inc.	55,988	2,413
	Sempra Energy	49,218	2,303
	PPL Corp.	91,250	2,277
	Progress Energy Inc.	57,253	2,245
	FirstEnergy Corp.	60,590	2,135
	Edison International	64,913	2,059
	Xcel Energy Inc.	91,661	1,889
	Questar Corp.	34,800	1,583
	DTE Energy Co.	33,448	1,526
	Constellation Energy
	Group Inc.	40,029	1,291
*	AES Corp.	133,011	1,229
	Wisconsin Energy Corp.	23,263	1,180
	Ameren Corp.	47,511	1,129
	CenterPoint Energy Inc.	82,717	1,089
*	NRG Energy Inc.	50,802	1,077
	EQT Corp.	28,671	1,036
	Oneok Inc.	21,006	908
	Northeast Utilities	34,856	888
	SCANA Corp.	22,651	810
	NiSource Inc.	55,372	803
	Pinnacle West Capital Corp.	21,657	787
	Allegheny Energy Inc.	33,672	696
	Pepco Holdings Inc.	44,276	694
	CMS Energy Corp.	45,981	674
	Integrys Energy Group Inc.	15,322	670
	TECO Energy Inc.	42,449	640
	Nicor Inc.	9,038	366
			69,584
Total Common Stocks
(Cost $2,242,197)			1,852,975

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
2,3	Vanguard Market
	Liquidity Fund, 0.286%	3,393,043	3,393

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4,5	Fannie Mae Discount Notes,
	0.260%, 9/1/10	100	100
4,5	Fannie Mae Discount Notes,
	0.300%, 9/8/10	200	200
4,5	Fannie Mae Discount Notes,
	0.320%, 10/25/10	500	500
			800
Total Temporary Cash Investments
(Cost $4,192)			4,193
Total Investments (100.1%)
(Cost $2,246,389)			1,857,168
Other Assets and Liabilities (–0.1%)
Other Assets			3,286
Liabilities[3]			(5,279)
			(1,993)
Net Assets (100%)
Applicable to 97,197,803 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,855,175
Net Asset Value Per Share			$19.09

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,183,021
Undistributed Net Investment Income	13,577
Accumulated Net Realized Gains	47,832
Unrealized Appreciation (Depreciation)
Investment Securities	(389,221)
Futures Contracts	(34)
Net Assets	1,855,175

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $421,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $446,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $800,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends	19,702
Interest[1]	6
Security Lending	56
Total Income	19,764
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative	1,460
Marketing and Distribution	250
Custodian Fees	34
Shareholders’ Reports	17
Trustees’ Fees and Expenses	2
Total Expenses	1,875
Net Investment Income	17,889
Realized Net Gain (Loss)
Investment Securities Sold	48,235
Futures Contracts	(188)
Realized Net Gain (Loss)	48,047
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(206,880)
Futures Contracts	(68)
Change in Unrealized Appreciation
(Depreciation)	(206,948)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(141,012)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,889	39,468
Realized Net Gain (Loss)	48,047	22,867
Change in Unrealized Appreciation (Depreciation)	(206,948)	351,279
Net Increase (Decrease) in Net Assets Resulting from Operations	(141,012)	413,614
Distributions
Net Investment Income	(40,170)	(43,593)
Realized Capital Gain[2]	(22,357)	(30,515)
Total Distributions	(62,527)	(74,108)
Capital Share Transactions
Issued	201,043	312,997
Issued in Lieu of Cash Distributions	62,527	74,108
Redeemed	(173,678)	(270,521)
Net Increase (Decrease) from Capital Share Transactions	89,892	116,584
Total Increase (Decrease)	(113,647)	456,090
Net Assets
Beginning of Period	1,968,822	1,512,732
End of Period[3]	1,855,175	1,968,822

1 Interest income from an affiliated company of the portfolio was $5,000.
2 Includes fiscal 2010 and 2009 short-term gain distributions totaling $6,180,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $13,577,000 and $35,858,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.11	$17.61	$29.54	$29.66	$27.87	$28.29
Investment Operations
Net Investment Income	.197	.419	.520	.530	.470	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(1.529)	3.931	(10.990)	.990	3.660	.770
Total from Investment Operations	(1.332)	4.350	(10.470)	1.520	4.130	1.250
Distributions
Dividends from Net Investment Income	(.442)	(.500)	(.540)	(.470)	(.480)	(.500)
Distributions from Realized Capital Gains	(.246)	(.350)	(.920)	(1.170)	(1.860)	(1.170)
Total Distributions	(.688)	(.850)	(1.460)	(1.640)	(2.340)	(1.670)
Net Asset Value, End of Period	$19.09	$21.11	$17.61	$29.54	$29.66	$27.87

Total Return	–6.69%	26.44%	–36.93%	5.38%	15.71%	4.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,855	$1,969	$1,513	$2,373	$2,203	$1,813
Ratio of Total Expenses to
Average Net Assets	0.19%[1]	0.19%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.81%[1]	2.40%	2.18%	1.82%	1.80%	1.78%
Portfolio Turnover Rate	14%[1]	11%	10%	8%	10%	13%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $378,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Equity Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,852,975	—	—
Temporary Cash Investments	3,393	800	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	1,856,362	800	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	September 2010	37	1,899	(20)
S&P 500 Index	September 2010	2	513	(14)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2010, the cost of investment securities for tax purposes was $2,246,389,000. Net unrealized depreciation of investment securities for tax purposes was $389,221,000, consisting of unrealized gains of $139,422,000 on securities that had risen in value since their purchase and $528,643,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2010, the portfolio purchased $186,864,000 of investment securities and sold $140,917,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	9,314	17,903
Issued in Lieu of Cash Distributions	2,892	4,778
Redeemed	(8,265)	(15,314)
Net Increase (Decrease) in Shares Outstanding	3,941	7,367

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$933.09	$0.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Growth Portfolio

The favorable tailwinds that boosted large-company growth stocks during the market’s dramatic rally in 2009 turned into headwinds when investor confidence began to falter. The Growth Portfolio had a disappointing return of –10.67% for the half-year ended June 30, 2010, trailing the results of its comparative standards. Large-company growth stocks also fell behind their value-oriented peers as investors became more risk-averse: The Russell 1000 Value Index returned –5.12%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care and other holdings lacked salutary benefits
Nine of the ten sectors in the Growth Portfolio posted declines for the six-month period, when the market rally turned into a retreat, and consumer discretionary holdings barely held on to their earlier gains. Among the sectors with double-digit losses were health care and information technology, two of the largest sectors in both the portfolio and its benchmark index. Combined, these two areas represented almost half of the portfolio’s market value, on average, and accounted for more than half of its return.

IT stocks—the mainstay of the Growth Portfolio, its benchmark index, and many competing funds—are often considered a bellwether of the economy. Emerging doubts about the sustainability of the economic recovery began to cast a shadow over the outlook for many IT companies, leading to double-digit price declines for top-ten holdings Google, Hewlett-Packard, and Microsoft. Apple—the portfolio’s largest holding—was a notable exception, notching a double-digit gain. In fact, Apple overtook Microsoft as the largest tech company in terms of U.S. market capitalization. Overall, the portfolio’s IT holdings returned about –11%, in line with those in the benchmark index.

In contrast, the portfolio’s health care holdings suffered from malaise on both an absolute and relative basis, declining twice as much as the benchmark sector.

Concerns about health care reform continued to weigh on some of the portfolio’s holdings, even after the legislation was signed. The performance of Gilead Sciences, one of the world’s largest makers of AIDS drugs, and Teva Pharmaceutical Industries, a leader in generic drugs, pulled down the sector’s return. A bright spot, however, was Illumina, a life sciences company that provides products and services for genome sequencing.

Prospects for financial reform and tighter regulation unsettled the financial sector, especially major banks such as JPMorgan Chase and Goldman Sachs Group, which was a top-ten holding at the start of the year and is no longer in the portfolio. Disappointing stock selection and a larger allocation to financials trimmed a percentage point from the portfolio’s return relative to the benchmark.

Growth stocks, like their value-oriented counterparts, move in and out of favor depending on investors’ confidence in the economic outlook and a host of other factors. But one thing that seldom goes out of fashion is the benefit of diversification. Considered as part of an investment program that is balanced among and within stock, bond, and money market funds, the Growth Portfolio can play a role in providing low-cost exposure to some of the largest engines of the U.S. economy.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Growth Portfolio	–10.67%
Russell 1000 Growth Index	–7.64
Large-Cap Growth Funds Average[1]	–8.61

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Large-Cap
		Growth Funds
	Portfolio	Average
Growth Portfolio	0.40%	1.37%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date.
For the six months ended June 30, 2010, the Growth Portfolio’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned –10.67% for the six months ended June 30, 2010, compared with –7.64% for its benchmark, the Russell 1000 Growth Index, and the –8.61% average return of competing large-capitalization growth funds.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2010 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on July 12, 2010.

AllianceBernstein L.P.

Portfolio Managers:
James G. Reilly, Executive Vice President

P. Scott Wallace, CFA, Senior Vice President

In the six-month period, the U.S. stock market declined sharply, and the value style outperformed growth. Even though indicators suggest that the economic recovery remains on track, a confluence of forces raised investor jitters in the first half of 2010: Concerns about sovereign debt spread from Greece to other European countries, questions mounted over financial burdens in the United States and United Kingdom, investors worried about China’s ability to maintain its pace of expansion, and industry-specific reform efforts in the United States threw a cloud over health care and financial stocks.

Our disappointing performance during the reporting period resulted from both stock selection and sector allocation. Our holdings in the “headline” sectors—financials, health care, and energy—underperformed; these companies delivered solid earnings but also poor stock performance. The largest detractor was Goldman Sachs. Although the company continued to perform better than expected, the uncertainties created by the SEC's fraud lawsuit and its potential impact on Goldman Sachs became too great in the near term, and we exited this position. Another detractor was Gilead Sciences, a leader in HIV/AIDS treatment. Although such treatment has not generally been viewed as a target of health care reform, enough uncertainty exists about the new law to make investors shy away from health care stocks broadly. We have strong conviction regarding Gilead’s treatments and its potential to continue gaining market share.

Despite recent challenges, companies in the United States still rank as the most competitive in the world in areas such as productivity and financial strength. History suggests that U.S. companies’ returns on equity (ROE) show some of the largest potential to be found anywhere. These businesses have strong incremental

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	62	134	Uses a fundamentally based, research-driven
			approach to large-cap growth investing; seeks a
			diversified investment portfolio of successful, well-
			managed companies with sustainable competitive
			advantages, superior prospective growth, and
			relative valuations that are not fully discounted.
William Blair & Company, L.L.C.	36	79	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	2	5	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position

2

Vanguard Growth Portfolio

margins, meaning that a large percentage of recovering revenues will flow straight to the bottom line.

Moreover, U.S. businesses are exporting to emerging markets, where demand is strongest. Against this attractive backdrop, we’ve been able to assemble a portfolio of domestic stocks with a very unusual combination: considerably more earnings growth potential than our growth benchmark, with virtually no premium in terms of valuation. We also believe that our holdings offer sustainable growth—a function of better returns (i.e., ROE) and better retention of those returns within businesses.

Overall, we believe that, despite the recent setbacks, the stocks we hold retain considerable outperformance potential. We continually revisit our investment decisions to ensure we still believe they are the right ones. In our view, now would be the worst time to back away from so attractive a collection of stocks.

William Blair & Company, L.L.C.

Portfolio Manager
John F. Jostrand, CFA, Principal

In 2010, the equity market’s strength in the first quarter was overshadowed by deep second-quarter declines. Investors grappled with uncertainty over the sustainability of global economic growth. They worried about mixed economic data, continued sovereign-debt issues, and the potential for fiscal austerity in Europe. With greater uncertainty, market volatility increased.

Our holdings held up reasonably well in this period because of our quality-growth investment philosophy. Our consumer discretionary stocks performed strongly. Shares in O’Reilly Automotive rose on strength in the company’s core stores and its newly acquired CSK stores. Discovery Communications reported strong international and U.S. advertising growth, a result of attractive programming. Our security selection in the industrial sector also enhanced returns. Rockwell Automation benefited from increased sales volumes as its global markets continued to improve.

In health care, our holdings struggled. Baxter International, a more defensive position, disappointed us unexpectedly; the company faced competitive pricing pressures and reduced its earnings outlook for 2010. We sold the stock as a result of these issues together with lower confidence in management. Some of our technology stocks also lagged. QUALCOMM displeased the market with a lower-than-expected estimate for handset ASPs (average selling prices). In our view, the secular growth case for the firm remains intact, as the shift from 2G to 3G technologies continues. Microsoft declined despite strong quarterly reports in which Windows sales exceeded consensus expectations.

In the second half of 2010, we think the U.S. economy should continue to see growth, although at a slower pace. However, we remain concerned about the possibility of a slowdown in the global economic recovery as fiscal stimulus begins to wear off. U.S. growth prospects could be hurt by continued reduction in consumer debt, the federal deficit, the effects of Chinese interest rate tightening, weakness in Europe’s banking group, and the stiff fiscal austerity measures being implemented by European governments.

It is likely that the U.S. Federal Reserve will continue to hold interest rates low in order to assist growth. A low-interest environment is critical for businesses nationwide as well as for the housing industry, which appears to have stabilized but not recovered. For improvement in housing to occur, employment and wages will need to rise. A catalyst for growth may be corporations that reduced expenditures in the last several years and are now beginning to increase capital spending.

In this muted economic environment, we believe that our quality-growth investment discipline should benefit; companies with superior and sustainable earnings growth will be rewarded as weaker firms fall behind. With the recent change in market sentiment, we began to see a return to quality stocks, especially in May and June. We expect this trend to strengthen as the year unfolds and the slow-growth environment persists.

3

Vanguard Growth Portfolio

Portfolio Profile

As of June 30, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	76	631	4,114
Median Market Cap	$37.6B	$30.8B	$25.2B
Price/Earnings Ratio	17.8x	17.6x	17.6x
Price/Book Ratio	2.5x	3.2x	1.9x
Yield[3]	0.4%	1.7%	2.0%
Return on Equity	22.6%	24.8%	19.1%
Earnings Growth Rate	15.2%	12.3%	6.6%
Foreign Holdings	2.2%	0.0%	0.0%
Turnover Rate[4]	67%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	1.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.93
Beta	0.98	0.93

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	16.1%	14.1%	11.4%
Consumer Staples	6.7	10.1	10.4
Energy	8.6	10.1	9.4
Financials	7.4	4.7	17.5
Health Care	15.0	10.9	11.7
Industrials	13.7	12.9	10.8
Information Technology	29.6	31.4	18.7
Materials	2.7	4.7	3.9
Telecommunication
Services	0.1	0.9	2.7
Utilities	0.1	0.2	3.5

Ten Largest Holdings[6] (% of total net assets)
Apple Inc.	computer hardware	6.6%
Google Inc. Class A	internet software
	and services	4.4
Hewlett-Packard Co.	computer hardware	3.8
Schlumberger Ltd.	oil and gas
	equipment
	and services	3.5
Alcon Inc.	health care supplies	3.3
Microsoft Corp.	systems software	3.1
JPMorgan Chase & Co.	diversified financial
	services	2.9
PepsiCo Inc.	soft drinks	2.7
EMC Corp.	computer storage
	and peripherals	2.7
Kohl’s Corp.	department stores	2.5
Top Ten		35.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.40%.
6 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	9.43%	–1.10%	–8.27%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.1%)[1]
Consumer Discretionary (15.7%)
*	Kohl’s Corp.	114,665	5,447
	Comcast Corp. Class A	218,300	3,792
	Johnson Controls Inc.	129,300	3,474
	Target Corp.	63,700	3,132
*	Ford Motor Co.	242,000	2,439
	Walt Disney Co.	71,800	2,262
	McDonald’s Corp.	30,900	2,035
	Lowe’s Cos. Inc.	96,800	1,977
	Yum! Brands Inc.	48,800	1,905
*	O’Reilly Automotive Inc.	39,300	1,869
*	Discovery
	Communications Inc.
	Class A	48,800	1,743
	News Corp. Class A	139,500	1,669
	Polo Ralph Lauren Corp.
	Class A	12,900	941
*	Amazon.com Inc.	7,800	852
*	Hyatt Hotels Corp. Class A	19,300	716
			34,253
Consumer Staples (6.4%)
	PepsiCo Inc.	98,000	5,973
	Costco Wholesale Corp.	56,400	3,092
	Colgate-Palmolive Co.	31,150	2,453
	Mead Johnson Nutrition Co.	36,800	1,845
	CVS Caremark Corp.	19,700	578
			13,941
Energy (8.3%)
	Schlumberger Ltd.	137,840	7,628
	Occidental Petroleum Corp.	36,400	2,808
	EOG Resources Inc.	24,560	2,416
	Noble Energy Inc.	35,400	2,136
*	Cameron International Corp.	40,520	1,318
	Suncor Energy Inc.	33,300	980
	Apache Corp.	10,360	872
			18,158
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	413

Financials (7.0%)
	JPMorgan Chase & Co.	173,400	6,348
	CME Group Inc.	12,716	3,580
	Wells Fargo & Co.	117,300	3,003
	Franklin Resources Inc.	22,350	1,926
	Bank of America Corp.	18,200	262
*	CBOE Holdings Inc.	3,200	104
			15,223

			Market
			Value•
		Shares	($000)
Health Care (14.6%)
	Alcon Inc.	49,240	7,297
*	Gilead Sciences Inc.	147,210	5,046
*	Celgene Corp.	80,200	4,076
	Teva Pharmaceutical
	Industries Ltd. ADR	58,010	3,016
*	Thermo Fisher Scientific Inc.	57,750	2,833
	Covidien PLC	50,100	2,013
*	Express Scripts Inc.	35,100	1,650
	Allergan Inc.	27,870	1,624
*	Vertex Pharmaceuticals Inc.	47,400	1,559
*	Medco Health Solutions Inc.	27,500	1,515
*	Illumina Inc.	28,300	1,232
			31,861
Industrials (13.3%)
	Danaher Corp.	139,790	5,189
	Illinois Tool Works Inc.	77,900	3,216
	United Parcel Service Inc.
	Class B	50,590	2,878
	Goodrich Corp.	40,500	2,683
	Cooper Industries PLC	57,000	2,508
	Rockwell Automation Inc.	38,600	1,895
	WW Grainger Inc.	17,900	1,780
	Dover Corp.	42,300	1,768
	Roper Industries Inc.	24,270	1,358
	Manpower Inc.	31,300	1,352
*	Stericycle Inc.	19,300	1,266
	JB Hunt Transport
	Services Inc.	34,440	1,125
	Honeywell International Inc.	27,400	1,069
*	Vestas Wind Systems
	A/S ADR	38,500	532
	FedEx Corp.	7,000	491
			29,110
Information Technology (29.0%)
*	Apple Inc.	57,406	14,439
*	Google Inc. Class A	21,670	9,642
	Hewlett-Packard Co.	190,270	8,235
	Microsoft Corp.	296,015	6,811
*	EMC Corp.	317,900	5,818
	Intel Corp.	207,580	4,038
*	Cisco Systems Inc.	162,710	3,468
	Broadcom Corp. Class A	92,700	3,056
*	eBay Inc.	106,900	2,096
*	McAfee Inc.	52,500	1,613
	Visa Inc. Class A	21,300	1,507
	KLA-Tencor Corp.	52,300	1,458
	QUALCOMM Inc.	35,725	1,173
			63,354

			Market
			Value•
		Shares	($000)
Materials (2.6%)
	Praxair Inc.	27,420	2,084
	Dow Chemical Co.	72,100	1,710
	Freeport-McMoRan
	Copper & Gold Inc.	24,800	1,466
	ArcelorMittal	12,000	321
			5,581
Total Common Stocks
(Cost $225,282)			211,894
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.0%)
3	Vanguard Market
	Liquidity Fund, 0.286%	6,615,044	6,615

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
4,5	Freddie Mac
	Discount Notes,
	0.350%, 8/3/10	140	140
4,5	Freddie Mac
	Discount Notes,
	0.320%, 9/7/10	550	550
			690
Total Temporary Cash Investments
(Cost $7,305)			7,305
Total Investments (100.4%)
(Cost $232,587)			219,199
Other Assets and Liabilities (–0.4%)
Other Assets			1,633
Liabilities			(2,498)
			(865)
Net Assets (100%)
Applicable to 20,730,933 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			218,334
Net Asset Value Per Share			$10.53

6

Vanguard Growth Portfolio

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	520,502
Overdistributed Net Investment Income	(248)
Accumulated Net Realized Losses	(288,321)
Unrealized Appreciation (Depreciation)
Investment Securities	(13,388)
Futures Contracts	(211)
Net Assets	218,334

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.1% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $690,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends[1]	1,306
Interest[1]	9
Security Lending	8
Total Income	1,323
Expenses
Investment Advisory Fees—Note B
Basic Fee	149
Performance Adjustment	(28)
The Vanguard Group—Note C
Management and Administrative	338
Marketing and Distribution	22
Custodian Fees	5
Shareholders’ Reports	10
Total Expenses	496
Expenses Paid Indirectly	(9)
Net Expenses	487
Net Investment Income	836
Realized Net Gain (Loss)
Investment Securities Sold[1]	5,319
Futures Contracts	(11)
Realized Net Gain (Loss)	5,308
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(32,448)
Futures Contracts	(278)
Change in Unrealized Appreciation
(Depreciation)	(32,726)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(26,582)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	836	1,813
Realized Net Gain (Loss)	5,308	(8,264)
Change in Unrealized Appreciation (Depreciation)	(32,726)	75,017
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,582)	68,566
Distributions
Net Investment Income	(1,812)	(2,232)
Realized Capital Gain	—	—
Total Distributions	(1,812)	(2,232)
Capital Share Transactions
Issued	8,364	22,702
Issued in Lieu of Cash Distributions	1,812	2,232
Redeemed	(23,579)	(33,906)
Net Increase (Decrease) from Capital Share Transactions	(13,403)	(8,972)
Total Increase (Decrease)	(41,797)	57,362
Net Assets
Beginning of Period	260,131	202,769
End of Period[2]	218,334	260,131

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $2,000, $8,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($248,000) and $728,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.87	$8.89	$14.39	$13.15	$12.95	$11.67
Investment Operations
Net Investment Income	.040	.083	.090	.105	.078	.050
Net Realized and Unrealized Gain (Loss)
on Investments	(1.295)	2.997	(5.490)	1.230	.170	1.282
Total from Investment Operations	(1.255)	3.080	(5.400)	1.335	.248	1.332
Distributions
Dividends from Net Investment Income	(.085)	(.100)	(.100)	(.095)	(.048)	(.052)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.085)	(.100)	(.100)	(.095)	(.048)	(.052)
Net Asset Value, End of Period	$10.53	$11.87	$8.89	$14.39	$13.15	$12.95

Total Return	–10.67%	35.05%	–37.72%	10.22%	1.91%	11.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$260	$203	$359	$356	$385
Ratio of Total Expenses to
Average Net Assets[1]	0.40%[2]	0.40%	0.35%	0.36%	0.38%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.67%[2]	0.81%	0.73%	0.70%	0.65%	0.40%
Portfolio Turnover Rate	67%[2]	95%	120%	60%	54%	43%

1 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.02%), (0.01%), 0.01%, and (0.01%).
2 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

9

Vanguard Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $28,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $46,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2010, these arrangements reduced the portfolio’s expenses by $9,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

10

Vanguard Growth Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	211,894	—	—
Temporary Cash Investments	6,615	690	—
Futures Contracts—Liabilities[1]	(34)	—	—
Total	218,475	690	—
1 Represents variation margin on the last day of the reporting period.

F. At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2010	8	2,053	(57)
S&P MidCap 400 Index	September 2010	4	1,420	(91)
E-mini S&P 500 Index	September 2010	21	1,078	(63)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $293,461,000 to offset future net capital gains of $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $232,587,000. Net unrealized depreciation of investment securities for tax purposes was $13,388,000, consisting of unrealized gains of $11,746,000 on securities that had risen in value since their purchase and $25,134,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2010, the portfolio purchased $79,954,000 of investment securities and sold $93,990,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	710	2,306
Issued in Lieu of Cash Distributions	149	256
Redeemed	(2,038)	(3,456)
Net Increase (Decrease) in Shares Outstanding	(1,179)	(894)

J. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$893.32	$1.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, L.L.C. The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

AllianceBernstein. Founded in 1971, AllianceBernstein is a leading global investment management firm. The firm has advised a portion of the portfolio since 2001. The investment team at AllianceBernstein seeks out companies that are likely to grow earnings faster or sustain them longer than consensus estimates. The team defines growth broadly, beyond forecast growth, to be flexible across sectors and company life cycles. The team looks to internal research to identify and evaluate the most attractive investment opportunities, believing that rigorous, insightful fundamental analysis is essential to successful long-term performance.

William Blair & Company. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm has managed a portion of the portfolio since 2004. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are of high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers a company’s leadership position within the market it serves, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that each investment advisor has carried out its investment strategy in disciplined fashion, and that the results provided by each advisor have allowed the portfolio to provide performance results within competitive norms. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

13

Vanguard® High Yield Bond Portfolio

Enthusiasm for high-yield bonds moderated during the six months ended June 30, 2010, as investors became risk-averse amid signs of weakness in the economy. The High Yield Bond Portfolio returned nearly 3.5% for the half-year, about 1 percentage point behind the return of its benchmark index and slightly behind the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s 30-day SEC yield was 7.84%, up from 7.24% at year-end 2009.

Portfolio’s high-quality bias hindered performance
The credit market, which thrived through most of calendar-year 2009 and into the first few months of 2010, became less attractive for investors during the six months ended June 30. Debt concerns in Greece and other European nations spread to the United States, where the economic recovery showed signs of strain and corporations found limited borrowing opportunities. U.S. Treasury bonds, which investors eschewed during the credit rally, saw their status and prices rise in the bid for safety.

In this environment, the dynamics of the corporate bond market also shifted. The High Yield Bond Portfolio, which takes a relatively cautious approach in its area of the corporate bond market, found itself in a kind of limbo. When the six-month period began, high-yield bonds were still appealing to investors. Because the High Yield Bond Portfolio focuses on the higher-quality segment of the below-investment-grade bond market, its performance lagged that of the benchmark during the early months of the period. But when the high-yield market soured in April as the economy’s troubles became more apparent, the portfolio’s higher-quality issues didn’t appeal to investors as much as relatively risk-free Treasury bonds or top-flight investment-grade corporate issues.

Relative to the index, the portfolio was also hindered by its security selection in the financials sector. The portfolio, for example, didn’t hold troubled insurance company American International Group, whose rising bonds contributed to the index’s return.

Conservative strategy has benefited the portfolio
Although the portfolio’s cautious approach didn’t enhance performance during the recent six-month period, its strategy of concentrating on higher-quality bonds within the below-investment-grade universe has been effective long-term. Returns can be muffled during rallies, but the portfolio’s advisor, Wellington Management Company, avoids some of the riskiest issues in a market segment where there’s generally more to lose than gain from aggressive risk-taking.

Vanguard suggests that you build a low-cost portfolio that is diversified within and across stocks, bonds, and money market investments. Because high-yield bonds do not behave the same way as their investment-grade counterparts, the High Yield Bond Portfolio can play a meaningful role in the bond portion of your holdings.

Total Returns
Six Months Ended
June 30, 2010
Vanguard High Yield Bond Portfolio	3.46%
Barclays Capital U.S. Corporate High Yield Bond Index	4.51
High Current Yield Funds Average[1]	3.66

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		High Current
		Yield Funds
	Portfolio	Average
High Yield Bond Portfolio	0.29%	1.26%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
So far, 2010 has been an up-and-down year for the high-yield market. In the first four months of the year, investors cheered the ongoing U.S. recovery. Average high-yield bond prices rose from $95 per $100 of par value to $99 per $100 of par value by the end of the four months. The yield on the high-yield market fell to a low of 8.1% at April 30, its lowest yield since June 2007, prior to the credit crisis and recession. The risk premium of the high-yield market, as measured by the spread over U.S. Treasuries, narrowed to just 589 basis points in April, compared with the 10-year average of 668 basis points.

Ultimately, hopes for a sustained economic recovery proved too optimistic. Recent data on the U.S. labor market, housing, manufacturing, and consumer confidence have fallen short of expectations. Combined with global concerns over European sovereign stability and austerity measures, fear of a meaningful global slowdown has eroded confidence. Investors have shifted to safer assets such as U.S. Treasury notes, where 10-year yields fell from 3.8% to 3.0% over the six-month period, and away from riskier segments of the capital markets. Since April, average high-yield bond prices have retreated to $96 per $100 of par value and yields have risen to 9.2%. In essence, for the half-year, the high-yield market has “earned its coupon” and nothing more.

The broad high-yield market returned 4.5% for the six months. Returns were relatively uniform by rating category. BB-rated bonds returned an average of 5.0% for the period, B-rated bonds returned 3.6%, and CCC-rated bonds returned 3.8%. Only the distressed segment of the market, consisting of bonds rated below CCC, has been an outlier, posting a year-to-date return of 11.0%. The portfolio returned 3.46% in this environment, hampered on a relative basis by its holdings in cash and short-dated U.S. Treasuries and its performance in the financials sector.

Looking ahead, we see opposing forces at work. On the positive side, high-yield default rates continue to decline. The high-yield market has experienced just eight defaults year-to-date, affecting less than $1 billion par value of high-yield bonds, compared with 70 defaults and $95 billion affected in 2009. For the full year 2010, Moody’s is projecting a default rate of just 2.4%, compared with 13.0% in 2009. This dramatic reduction implies little headwind from default losses going forward. Also positive for the high-yield market is our expectation that accommodative monetary policies will remain in place. As the broad economy has proven too unhealthy to sustain itself, we believe the Federal Reserve has no choice but to continue with its current near-zero rate policy in the near term, effectively keeping a lid on corporate borrowing costs.

On the negative side, the broad market still consists of a high percentage of lower-quality bonds. Bonds rated CCC and below made up 21% of the market on June 30, well above the 10-year and 20-year long-term averages of 17% and 15%, respectively. This mix is a result of the many surviving mega-leveraged buyouts from 2006 and 2007. These issuers muddled through the recession, but may not live through a long period of stagnancy. Meanwhile, new issuance in the high-yield market has slowed considerably since April. After $87 billion of new issuance through April, the market accepted only $11 billion in May and June. Should this lower rate of issuance continue, marginal borrowers, such as large leveraged buyout firms, may not gain access to the market to refinance the heavy wave of maturities due in 2012 through 2014.

The valuation of the high-yield market is attractive, but fundamental macroeconomic concerns both in the United States and globally are reasons for pause. As we remain skeptical of the U.S. recovery’s sustainability, we believe that leveraged credit markets remain vulnerable. We continue to take a high-quality approach to the market, in which we focus on stable income.

The portfolio’s successes
The portfolio benefited from its relative weightings in the home construction, pharmaceuticals, and wireless sectors as well as credit decisions in the technology, metals, and food sectors.

The portfolio’s shortfalls
The portfolio’s holdings in cash and Treasuries hurt relative performance for the period. The portfolio was also hurt by relative weightings in the financials, technology, and utilities sectors as well as credit decisions in the financials, media, and utilities sectors.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to improve the likelihood that the portfolio will provide stable income.

We continue to diversify the portfolio’s holdings by issuer and industry and to de-emphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of the potential volatility of these instruments.

Michael L. Hong, CFA
Vice President and Fixed Income
Portfolio Manager

Wellington Management Company, LLP

July 19, 2010

2

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2010

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	297	1,739	8,211
Yield[3]	7.8%	9.2%	2.8%
Yield to Maturity	8.0%[4]	9.3%	2.8%
Average Coupon	7.7%	8.4%	4.5%
Average Effective
Maturity	7.0 years	6.8 years	6.5 years
Average Duration	4.8 years	4.4 years	4.3 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	1.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.13
Beta	0.84	1.28

Distribution by Maturity (% of portfolio)
Under 1 Year	0.7%
1–5 Years	36.4
5–10 Years	48.2
10–20 Years	5.2
20–30 Years	5.2
Over 30 Years	4.3

Sector Diversification[6] (% of portfolio)
Basic Industry	9.0%
Capital Goods	4.8
Communication	18.0
Consumer Cyclical	13.5
Consumer Noncyclical	13.6
Energy	6.8
Finance	11.9
Technology	7.8
Transportation	0.9
Treasury/Agency	2.6
Utilities	9.5
Short-Term Reserves	1.6

Distribution by Credit Quality (% of portfolio)
Aaa	2.6%
Aa	0.0
A	0.4
Baa	4.3
Ba	38.7
B	43.6
Below B/Other	10.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Corporate High Yield Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.29%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	20.03%	4.75%	–2.32%	7.54%	5.22%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

4

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.5%)
U.S. Government Securities (2.5%)
	United States Treasury Note/Bond 4.000%		11/15/12	2,520	2,715
	United States Treasury Note/Bond 4.250%		8/15/13	2,500	2,747
	United States Treasury Note/Bond 2.250%		5/31/14	2,275	2,348
Total U.S. Government and Agency Obligations (Cost $7,353)					7,810
Corporate Bonds (92.9%)
Finance (11.6%)
	Banking (5.0%)
	BAC Capital Trust XI	6.625%	5/23/36	3,485	3,251
	BankAmerica Capital II	8.000%	12/15/26	410	396
	Capital One Capital V	10.250%	8/15/39	1,420	1,491
	Capital One Capital VI	8.875%	5/15/40	665	682
1	Citigroup Capital XXI	8.300%	3/15/57	3,830	3,715
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,135	1,115
	LBG Capital No.1 PLC	7.875%	11/1/20	3,735	3,007
	NB Capital Trust IV	8.250%	4/15/27	750	733
2	Provident Funding Associates	10.250%	4/15/17	1,300	1,313

	Finance Companies (4.1%)
2	Ally Financial Inc.	8.300%	2/12/15	2,015	2,040
2	Ally Financial Inc.	8.000%	3/15/20	2,600	2,542
	Ally Financial Inc.	8.000%	11/1/31	1,128	1,049
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/13	125	129
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/14	188	193
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/15	188	193
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/16	313	322
	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/17	384	394
	CIT Group Inc.	7.000%	5/1/13	306	294
	CIT Group Inc.	7.000%	5/1/14	459	433
	CIT Group Inc.	7.000%	5/1/15	459	425
	CIT Group Inc.	7.000%	5/1/16	1,765	1,611
	CIT Group Inc.	7.000%	5/1/17	1,342	1,214
	International Lease
	Finance Corp.	5.750%	6/15/11	550	542
2	International Lease
	Finance Corp.	8.625%	9/15/15	1,120	1,064
2	International Lease
	Finance Corp.	8.750%	3/15/17	680	646

	Insurance (2.2%)
1	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	2,740	2,506
2	Liberty Mutual Group Inc.	7.800%	3/15/37	1,155	989
2	Metlife Capital Trust IV	7.875%	12/15/37	1,390	1,355
2	MetLife Capital Trust X	9.250%	4/8/38	1,000	1,085
	Provident Cos. Inc.	7.000%	7/15/18	690	732
	Unum Group	7.375%	6/15/32	175	157

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Finance (0.3%)
	Lender Processing Services Inc. 8.125%		7/1/16	860	905
					36,523
Industrial (72.8%)
	Basic Industry (9.5%)
	Arch Western Finance LLC	6.750%	7/1/13	2,245	2,251
	Ashland Inc.	9.125%	6/1/17	690	759
	Cascades Inc.	7.750%	12/15/17	840	827
	Cascades Inc.	7.875%	1/15/20	285	278
3,4	CDW TLB Bank Loan	4.350%	10/12/14	2,496	2,180
	CF Industries Inc.	6.875%	5/1/18	580	589
	CF Industries Inc.	7.125%	5/1/20	760	781
3,4	CIT Group Inc. Bank Loan	13.000%	1/18/12	435	448
2	Cloud Peak Energy
	Resources LLC / Cloud Peak
	Energy Finance Corp.	8.250%	12/15/17	785	777
2	Cloud Peak Energy
	Resources LLC / Cloud Peak
	Energy Finance Corp.	8.500%	12/15/19	470	468
2	Consol Energy Inc.	8.000%	4/1/17	885	918
2	Consol Energy Inc.	8.250%	4/1/20	1,250	1,308
2	Drummond Co. Inc.	9.000%	10/15/14	175	178
3,4	Federal Mogul
	Term B Bank Loan	2.288%	12/27/15	305	266
3,4	First Data Corp. Bank Loan	3.097%	9/24/14	252	212
3,4	First Data TLB-1 Bank Loan	3.097%	9/24/14	1,529	1,286
3,4	Freescale Semiconductor Inc.
	Bank Loan	4.604%	12/1/16	1,720	1,507
2	Georgia-Pacific LLC	7.125%	1/15/17	2,290	2,336
2	LBI Escrow Corp.	8.000%	11/1/17	1,530	1,576
	Methanex Corp.	8.750%	8/15/12	725	750
	Neenah Paper Inc.	7.375%	11/15/14	810	794
	Novelis Inc./GA	7.250%	2/15/15	2,645	2,566
3,4	Rite Aid Bank Loan	9.500%	6/15/15	673	681
	Solutia Inc.	8.750%	11/1/17	275	284
	United States Steel Corp.	7.000%	2/1/18	1,350	1,335
2	Vedanta Resources PLC	8.750%	1/15/14	275	289
2	Vedanta Resources PLC	9.500%	7/18/18	2,185	2,326
	Weyerhaeuser Co.	7.375%	10/1/19	570	602
	Weyerhaeuser Co.	7.375%	3/15/32	1,450	1,401

	Capital Goods (4.7%)
	Ball Corp.	7.125%	9/1/16	105	110
	Ball Corp.	6.625%	3/15/18	520	521
	Ball Corp.	7.375%	9/1/19	145	150
2	Bombardier Inc.	7.500%	3/15/18	845	868
2	Bombardier Inc.	7.750%	3/15/20	850	880
	Case New Holland Inc.	7.750%	9/1/13	695	712
2	Case New Holland Inc.	7.875%	12/1/17	2,045	2,076
2	Cemex Finance LLC	9.500%	12/14/16	1,605	1,549
	Crown Americas LLC / Crown
	Americas Capital Corp.	7.750%	11/15/15	1,060	1,100
2	Fibria Overseas Finance Ltd.	7.500%	5/4/20	2,249	2,345
	Masco Corp.	6.125%	10/3/16	215	207
	Masco Corp.	6.625%	4/15/18	105	102

5

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Masco Corp.	7.125%	3/15/20	420	408
	Masco Corp.	6.500%	8/15/32	615	523
2	Reynolds Group Issuer Inc./
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	1,775	1,784
2	TransDigm Inc.	7.750%	7/15/14	470	470
	TransDigm Inc.	7.750%	7/15/14	275	275
	United Rentals
	North America Inc.	10.875%	6/15/16	810	867

	Communication (17.1%)
	Belo Corp.	8.000%	11/15/16	250	257
2	Cablevision Systems Corp.	8.625%	9/15/17	985	1,005
	Cablevision Systems Corp.	7.750%	4/15/18	225	225
2	CCO Holdings LLC / CCO
	Holdings Capital Corp.	7.875%	4/30/18	920	922
2	CCO Holdings LLC / CCO
	Holdings Capital Corp.	8.125%	4/30/20	920	936
	Cenveo Corp.	8.875%	2/1/18	1,250	1,200
2	Cequel Communications
	Holdings I LLC and Cequel
	Capital Corp.	8.625%	11/15/17	935	930
	Cincinnati Bell Inc.	8.250%	10/15/17	1,375	1,296
	Cincinnati Bell Inc.	8.750%	3/15/18	1,520	1,383
2	Clear Channel
	Worldwide Holdings Inc.	9.250%	12/15/17	245	244
2	Clear Channel
	Worldwide Holdings Inc.	9.250%	12/15/17	1,315	1,322
	Cricket Communications Inc.	9.375%	11/1/14	2,230	2,252
	Cricket Communications Inc.	7.750%	5/15/16	655	668
	CSC Holdings LLC	7.875%	2/15/18	1,190	1,214
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,111
	CSC Holdings LLC	8.625%	2/15/19	895	944
	Equinix Inc.	8.125%	3/1/18	915	936
	Frontier Communications Corp.	8.250%	5/1/14	1,800	1,867
	Frontier Communications Corp.	8.125%	10/1/18	1,800	1,786
	GCI Inc.	7.250%	2/15/14	1,410	1,403
2	Inmarsat Finance PLC	7.375%	12/1/17	400	416
	Intelsat Corp.	9.250%	8/15/14	2,025	2,071
	Intelsat Jackson Holdings SA	9.500%	6/15/16	295	310
2	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	480
	Intelsat SA	6.500%	11/1/13	1,190	1,125
	Intelsat Subsidiary
	Holding Co. SA	8.500%	1/15/13	1,235	1,247
2	Intelsat Subsidiary
	Holding Co. SA	8.875%	1/15/15	505	515
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	700	703
	Interpublic Group of Cos. Inc.	10.000%	7/15/17	850	939
	Lamar Media Corp.	6.625%	8/15/15	530	509
2	Lamar Media Corp.	7.875%	4/15/18	305	307
	Liberty Media LLC	8.500%	7/15/29	405	371
	Liberty Media LLC	8.250%	2/1/30	1,280	1,171
	Mediacom Broadband
	LLC / Mediacom
	Broadband Corp.	8.500%	10/15/15	1,325	1,269
5	MediaNews Group Inc.	6.875%	10/1/13	745	—
	MetroPCS Wireless Inc.	9.250%	11/1/14	875	901
	MetroPCS Wireless Inc.	9.250%	11/1/14	1,790	1,844
2	New Communications
	Holdings Inc.	7.875%	4/15/15	190	192
2	New Communications
	Holdings Inc.	8.250%	4/15/17	465	468
2	New Communications
	Holdings Inc.	8.500%	4/15/20	515	519
2	New Communications
	Holdings Inc.	8.750%	4/15/22	265	266
1	Quebecor Media Inc.	7.750%	3/15/16	1,410	1,382
	Quebecor Media Inc.	7.750%	3/15/16	1,340	1,313

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Qwest Communications
	International Inc.	7.500%	2/15/14	1,510	1,514
2	Qwest Communications
	International Inc.	8.000%	10/1/15	880	904
2	Qwest Communications
	International Inc.	7.125%	4/1/18	680	675
2	SBA Telecommunications Inc.	8.000%	8/15/16	575	592
2	SBA Telecommunications Inc.	8.250%	8/15/19	325	340
2	Sinclair Television Group Inc.	9.250%	11/1/17	945	957
	Sprint Capital Corp.	6.900%	5/1/19	680	617
	Sprint Nextel Corp.	6.000%	12/1/16	891	800
	Videotron Ltee	9.125%	4/15/18	695	756
2	Virgin Media Secured
	Finance PLC	6.500%	1/15/18	700	688
2	Wind Acquisition Finance SA	11.750%	7/15/17	2,225	2,308
	Windstream Corp.	8.125%	8/1/13	435	449
	Windstream Corp.	8.625%	8/1/16	635	637
	Windstream Corp.	7.875%	11/1/17	1,180	1,147
	Windstream Corp.	7.000%	3/15/19	250	231

	Consumer Cyclical (12.2%)
	AMC Entertainment Inc.	8.000%	3/1/14	720	689
	AMC Entertainment Inc.	8.750%	6/1/19	1,245	1,251
3,4	Ford Motor Credit Co.
	Bank Loan	3.350%	12/15/13	3,924	3,704
	Ford Motor Credit Co. LLC	7.000%	10/1/13	3,345	3,420
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,180	1,201
	Ford Motor Credit Co. LLC	8.125%	1/15/20	955	974
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	275	298
	Hanesbrands Inc.	8.000%	12/15/16	610	621
	Host Hotels & Resorts LP	7.125%	11/1/13	2,045	2,065
	Host Hotels & Resorts LP	6.875%	11/1/14	1,290	1,290
	Host Hotels & Resorts LP	6.750%	6/1/16	360	356
2	Levi Strauss & Co.	7.625%	5/15/20	805	789
	Ltd Brands Inc.	8.500%	6/15/19	140	151
	Ltd Brands Inc.	7.000%	5/1/20	330	332
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	735	793
	Macy’s Retail Holdings Inc.	6.700%	7/15/34	275	258
	Marquee Holdings Inc.	9.505%	8/15/14	1,095	903
	MGM Resorts International	6.750%	9/1/12	1,215	1,127
	MGM Resorts International	10.375%	5/15/14	980	1,058
	MGM Resorts International	11.125%	11/15/17	515	567
2	MGM Resorts International	9.000%	3/15/20	530	541
	Navistar International Corp.	8.250%	11/1/21	1,500	1,523
	Phillips-Van Heusen Corp.	7.375%	5/15/20	695	700
2	QVC Inc.	7.500%	10/1/19	1,954	1,934
	Rite Aid Corp.	9.750%	6/12/16	720	760
	Rite Aid Corp.	10.375%	7/15/16	1,045	1,058
	Rite Aid Corp.	7.500%	3/1/17	640	566
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	863
	Seneca Gaming Corp.	7.250%	5/1/12	640	628
	Service Corp. International/US	7.375%	10/1/14	300	306
	Service Corp. International/US	7.625%	10/1/18	940	949
2	TRW Automotive Inc.	7.000%	3/15/14	1,905	1,886
2	TRW Automotive Inc.	7.250%	3/15/17	1,230	1,196
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	6.625%	12/1/14	1,510	1,514
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	6.625%	12/1/14	1,160	1,163
2	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	11/1/17	1,000	1,000

	Consumer Noncyclical (13.5%)
	ACCO Brands Corp.	10.625%	3/15/15	270	290
	ARAMARK Corp.	8.500%	2/1/15	2,810	2,845
2	BFF International Ltd.	7.250%	1/28/20	1,525	1,572
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	291
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	372
	Biomet Inc.	10.000%	10/15/17	1,765	1,902
	Biomet Inc.	11.625%	10/15/17	480	520

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CHS/Community Health
	Systems Inc.	8.875%	7/15/15	3,335	3,452
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,798
	Constellation Brands Inc.	7.250%	5/15/17	730	743
3	Elan Finance PLC /
	Elan Finance Corp.	4.436%	11/15/11	800	786
	Elan Finance PLC /
	Elan Finance Corp.	8.875%	12/1/13	1,390	1,397
2	Elan Finance PLC /
	Elan Finance Corp.	8.750%	10/15/16	1,615	1,577
	HCA Inc./DE	6.375%	1/15/15	2,390	2,223
	HCA Inc./DE	6.500%	2/15/16	490	457
	HCA Inc./DE	9.250%	11/15/16	3,545	3,758
	HCA Inc./DE	9.875%	2/15/17	1,655	1,779
	HCA Inc./DE	8.500%	4/15/19	665	708
	HCA Inc./DE	7.690%	6/15/25	130	116
	IASIS Healthcare LLC / IASIS
	Capital Corp.	8.750%	6/15/14	1,040	1,035
2	IMS Health Inc.	12.500%	3/1/18	1,530	1,759
	Omnicare Inc.	6.125%	6/1/13	70	69
	Omnicare Inc.	6.875%	12/15/15	445	445
2	Smithfield Foods Inc.	10.000%	7/15/14	870	955
	Smithfield Foods Inc.	7.750%	7/1/17	1,725	1,656
	SUPERVALU Inc.	7.500%	11/15/14	1,070	1,067
	SUPERVALU Inc.	8.000%	5/1/16	1,470	1,452
2	Tenet Healthcare Corp.	9.000%	5/1/15	1,212	1,285
2	Tenet Healthcare Corp.	10.000%	5/1/18	762	842
2	Tenet Healthcare Corp.	8.875%	7/1/19	2,105	2,236
	Tyson Foods Inc.	7.850%	4/1/16	2,230	2,425
	Ventas Realty LP / Ventas
	Capital Corp.	6.500%	6/1/16	705	707

	Energy (8.6%)
2	Arch Coal Inc.	8.750%	8/1/16	410	427
2	Calpine Corp.	7.250%	10/15/17	2,619	2,514
	Chesapeake Energy Corp.	9.500%	2/15/15	440	486
	Chesapeake Energy Corp.	6.625%	1/15/16	500	506
	Chesapeake Energy Corp.	6.500%	8/15/17	700	693
	Denbury Resources Inc.	8.250%	2/15/20	523	547
	Encore Acquisition Co.	9.500%	5/1/16	1,055	1,116
2	Expro Finance
	Luxembourg SCA	8.500%	12/15/16	1,990	1,901
	Hornbeck Offshore
	Services Inc.	6.125%	12/1/14	1,055	944
	Hornbeck Offshore
	Services Inc.	8.000%	9/1/17	510	453
2	McJunkin Red Man Corp.	9.500%	12/15/16	635	604
	Newfield Exploration Co.	6.625%	4/15/16	660	657
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,578
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,007
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,381
	Petrohawk Energy Corp.	9.125%	7/15/13	365	382
	Petrohawk Energy Corp.	10.500%	8/1/14	1,015	1,094
	Petrohawk Energy Corp.	7.875%	6/1/15	810	813
2	Petroplus Finance Ltd.	6.750%	5/1/14	900	783
2	Petroplus Finance Ltd.	7.000%	5/1/17	1,850	1,508
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	982
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,900
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,260
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	330
	Range Resources Corp.	7.500%	10/1/17	550	556
2	SandRidge Energy Inc.	9.875%	5/15/16	190	192

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	SandRidge Energy Inc.	8.000%	6/1/18	1,105	1,022
2	SandRidge Energy Inc.	8.750%	1/15/20	450	423

	Other Industrial (0.5%)
	Virgin Media Finance PLC	9.500%	8/15/16	1,215	1,282
	Virgin Media Finance PLC	8.375%	10/15/19	440	450

	Technology (5.8%)
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	3,190	2,129
2	Brocade Communications
	Systems Inc.	6.625%	1/15/18	240	238
2	Brocade Communications
	Systems Inc.	6.875%	1/15/20	235	233
^	Freescale Semiconductor Inc.	8.875%	12/15/14	1,770	1,624
2	Freescale Semiconductor Inc.	10.125%	3/15/18	1,570	1,605
2	Freescale Semiconductor Inc.	9.250%	4/15/18	700	690
	Iron Mountain Inc.	8.000%	6/15/20	660	673
	Iron Mountain Inc.	8.375%	8/15/21	1,325	1,352
	Jabil Circuit Inc.	7.750%	7/15/16	310	324
	Jabil Circuit Inc.	8.250%	3/15/18	255	270
2	Seagate HDD Cayman	6.875%	5/1/20	1,730	1,639
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	935	907
2	Seagate Technology
	International/Cayman Islands	10.000%	5/1/14	1,320	1,488
^,2	Sorenson Communications Inc. 10.500%		2/1/15	1,260	806
	SunGard Data Systems Inc.	9.125%	8/15/13	1,750	1,783
	SunGard Data Systems Inc.	10.250%	8/15/15	980	1,007
2	Unisys Corp.	12.750%	10/15/14	1,220	1,370

	Transportation (0.9%)
1	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	801	745
1	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	585	542
	Hertz Corp.	8.875%	1/1/14	1,510	1,529
					229,452
Utilities (8.5%)
	Electric (7.5%)
2	AES Corp.	8.750%	5/15/13	247	250
	AES Corp.	7.750%	10/15/15	1,240	1,259
	AES Corp.	8.000%	10/15/17	940	952
	AES Corp.	8.000%	6/1/20	565	568
	Dynegy Holdings Inc.	8.375%	5/1/16	1,485	1,173
	Dynegy Holdings Inc.	7.750%	6/1/19	1,345	935
^	Edison Mission Energy	7.500%	6/15/13	200	173
	Edison Mission Energy	7.000%	5/15/17	965	622
	Edison Mission Energy	7.200%	5/15/19	975	605
	Energy Future Holdings Corp.	5.550%	11/15/14	1,680	1,189
	Energy Future Holdings Corp.	6.500%	11/15/24	2,170	976
	Energy Future Holdings Corp.	6.550%	11/15/34	1,860	828
1	Homer City Funding LLC	8.734%	10/1/26	1,375	1,268
2	Intergen NV	9.000%	6/30/17	1,695	1,695
2	Ipalco Enterprises Inc.	7.250%	4/1/16	340	346
1	Midwest Generation LLC	8.560%	1/2/16	320	317
	Mirant North America LLC	7.375%	12/31/13	1,915	1,963
	NRG Energy Inc.	7.375%	2/1/16	2,825	2,818
	NRG Energy Inc.	7.375%	1/15/17	2,575	2,543
	RRI Energy Inc.	6.750%	12/15/14	977	989
	RRI Energy Inc.	7.875%	6/15/17	725	683
	Texas Competitive Electric
	Holdings Co. LLC	10.250%	11/1/15	2,475	1,633

7

Vanguard High Yield Bond Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Natural Gas (1.0%)
El Paso Corp.	12.000%	12/12/13	460	531
El Paso Corp.	7.000%	6/15/17	805	799
El Paso Corp.	7.250%	6/1/18	1,755	1,764
				26,879
Total Corporate Bonds (Cost $290,461)				292,854
Sovereign Bond (U.S. Dollar-Denominated) (0.3%)
2 Fresenius US Finance II Inc.
(Cost $749)	9.000%	7/15/15	795	862

			Shares
Common Stocks (0.3%)
CIT Group Inc.
(Cost $740)			26,355	893
Temporary Cash Investments (3.5%)
Money Market Fund (0.8%)
6,7 Vanguard Market Liquidity Fund 0.286%			2,610,030	2,610

			Face
			Amount
			($000)
Repurchase Agreement (2.7%)
Banc of America Securities, LLC
(Dated 6/30/10, Repurchase Value
$8,300,000, collateralized by
Government National Mortgage
Assn. 5.000%, 11/20/39)	0.050%	7/1/10	8,300	8,300
Total Temporary Cash Investments (Cost $10,910)				10,910
Total Investments (99.5%) (Cost $310,213)				313,329
Other Assets and Liabilities (0.5%)
Other Assets				6,161
Liabilities[7]				(4,487)
				1,674
Net Assets (100%)
Applicable to 43,888,863 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				315,003
Net Asset Value Per Share				$7.18

At June 30, 2010, net assets consisted of:
				Amount
				($000)
Paid-in Capital				347,542
Undistributed Net Investment Income				11,301
Accumulated Net Realized Losses				(46,956)
Unrealized Appreciation (Depreciation)				3,116
Net Assets				315,003

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,553,000.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate value of these securities was $84,336,000, representing 26.8% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At June 30, 2010, the aggregate value of these securities was $10,284,000, representing 3.3% of net assets.
5 Non-income-producing security—security in default.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $2,610,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Interest	12,610
Security Lending	17
Total Income	12,627
Expenses
Investment Advisory Fees—Note B	94
The Vanguard Group—Note C
Management and Administrative	315
Marketing and Distribution	34
Custodian Fees	4
Shareholders’ Reports	6
Total Expenses	453
Net Investment Income	12,174
Realized Net Gain (Loss) on
Investment Securities Sold	3,842
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(5,797)
Net Increase (Decrease) in Net Assets
Resulting from Operation	10,219

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,174	22,066
Realized Net Gain (Loss)	3,842	(10,157)
Change in Unrealized Appreciation (Depreciation)	(5,797)	74,818
Net Increase (Decrease) in Net Assets Resulting from Operations	10,219	86,727
Distributions
Net Investment Income	(22,001)	(19,397)
Realized Capital Gain	—	—
Total Distributions	(22,001)	(19,397)
Capital Share Transactions
Issued	31,173	121,841
Issued in Lieu of Cash Distributions	22,001	19,397
Redeemed	(42,711)	(89,177)
Net Increase (Decrease) from Capital Share Transactions	10,463	52,061
Total Increase (Decrease)	(1,319)	119,391
Net Assets
Beginning of Period	316,322	196,931
End of Period[1]	315,003	316,322

1 Net Assets—End of Period includes undistributed net investment income of $11,301,000 and $21,128,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.46	$5.91	$8.21	$8.63	$8.59	$9.02
Investment Operations
Net Investment Income	.283[1]	.543[1]	.580	.620	.580	.600[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.025)	1.567	(2.260)	(.450)	.090	(.370)
Total from Investment Operations	.258	2.110	(1.680)	.170	.670	.230
Distributions
Dividends from Net Investment Income	(.538)	(.560)	(.620)	(.590)	(.630)	(.660)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.538)	(.560)	(.620)	(.590)	(.630)	(.660)
Net Asset Value, End of Period	$7.18	$7.46	$5.91	$8.21	$8.63	$8.59

Total Return	3.46%	38.85%	–21.95%	1.95%	8.27%	2.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$315	$316	$197	$253	$260	$247
Ratio of Total Expenses to
Average Net Assets	0.29%[2]	0.29%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	7.81%[2]	8.19%	8.23%	7.28%	7.12%	6.97%
Portfolio Turnover Rate	43%[2]	40%	22%	28%	47%	46%
1 Calculated based on average shares outstanding.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2010, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

11

Vanguard High Yield Bond Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,810	—
Corporate Bonds	—	292,854	—
Sovereign Bonds	—	862	—
Common Stocks	893	—	—
Temporary Cash Investments	2,610	8,300	—
Total	3,503	309,826	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $50,785,000 to offset future net capital gains of $20,163,000 through December 31, 2010, $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, $17,903,000 through December 31, 2016, and $10,546,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2010, the cost of investment securities for tax purposes was $310,213,000. Net unrealized appreciation of investment securities for tax purposes was $3,116,000, consisting of unrealized gains of $11,395,000 on securities that had risen in value since their purchase and $8,279,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2010, the portfolio purchased $63,379,000 of investment securities and sold $58,052,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,284,000 and $2,047,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	4,263	18,938
Issued in Lieu of Cash Distributions	3,064	3,464
Redeemed	(5,823)	(13,315)
Net Increase (Decrease) in Shares Outstanding	1,504	9,087

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,034.58	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, LLP The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the High Yield Bond Portfolio since its inception in 1996.

The firm and the portfolio’s management team have depth and stability. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that the results have been in line with expectations. The board noted that shortfalls in the performance of the portfolio versus its benchmark and peer-group average are a result of the portfolio’s higher-quality bias in an environment that has favored lower-quality credits. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

14

Vanguard® International Portfolio

After a poor start, international equities staged a dramatic, but short-lived, rally before resuming their descent amid mounting concerns about European sovereign debt woes, China’s attempts to cool growth, and the sustainability of the global economic recovery. The broad U.S. stock market was somewhat more resilient.

For the six months ended June 30, 2010, the International Portfolio returned –9.85%, a disappointing result that nevertheless handily outperformed its comparative standards. Within European developed markets, the advisors’ stock selections were especially rewarding relative to the Spliced International Index, which is made up of the MSCI EAFE Index through May 31, 2010, and the MSCI All Country World Index ex USA thereafter. Like the portfolio, the latter index includes emerging markets.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Debt and fiscal woes beset European markets
Most developed European economies initially appeared on track to continue the recovery that began in 2009, but then long-simmering fiscal problems and a potential debt default bubbled up to a crisis level in Greece. It soon became apparent that Spain, Portugal, Ireland, Hungary, and other nations were also struggling. Major rating agencies added to investors’ unease by downgrading the sovereign credit ratings of several countries. Greece, for example, is no longer rated investment-grade. Central bankers and political leaders have tried to walk a fine line, agreeing to cut deficits while hoping not to squelch growth.

The ongoing fiscal dilemmas nicked Europe’s developed markets, which accounted for more than half of the portfolio’s value during the period. And the weakness of the euro and British pound created a stiff headwind for U.S.-based investors: The dollar-denominated return of the MSCI Europe Index was about 10 percentage points lower than its local-currency return. The portfolio’s European stocks returned about –11%, some 5 percentage points ahead of the benchmark.

Emerging markets, Pacific Rim held up relatively well
The portfolio’s emerging markets holdings, which represented about one-fifth of its market value, on average, returned about –9%. Two of the largest emerging economies produced opposite results: a 9% gain in China but a loss of about 20% in Brazil, where bellwether stock Petrobras struggled. The advisors’ emerging markets holdings boosted the portfolio’s return relative to its spliced benchmark, which did not include emerging markets until June 1.

In the developed Pacific Rim markets, the portfolio’s holdings returned about –5%. Japanese stocks, representing almost two-thirds of the market value of the portfolio’s Pacific Rim holdings on average, nearly broke even.

In terms of sector returns across the regions, some of the weakest performers were materials and energy stocks, as well as financials—all with double-digit declines. The portfolio’s information technology holdings eked out a modest overall gain. In European markets—the largest slice of the portfolio—the advisors’ stock selections stayed ahead of the benchmark index in all sectors except consumer staples. It was particularly helpful that the advisors did not hold beleaguered BP.

Although international markets sometimes rise and fall in tandem with the broad U.S. market, investing in a low-cost international fund—such as the International Portfolio—can help diversify your personal holdings. Vanguard research suggests that the benefits of such diversification usually become more apparent in the long run, as differences emerge in the economic and financial performances of various countries.

Total Returns
Six Months Ended
June 30, 2010
Vanguard International Portfolio	–9.85%
Spliced International Index[1]	–13.48
International Funds Average[2]	–11.70

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		International
		Funds
	Portfolio	Average
International Portfolio	0.52%	1.44%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the International Portfolio’s annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2010, the International Portfolio returned –9.85%, ahead of the –13.48% return of its benchmark index and the –11.70% average return of competing international funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2010 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 21, 2010.

Baillie Gifford Overseas Ltd.

Portfolio Manager: James K. Anderson, Chief Investment Officer and Head of Global Equities

Investors were in a cautious mood in the first half of the year, looking anxiously for signs that the recovery was petering out. They were also worried about the large amount of debt taken on by governments—either because it meant that taxes would have to rise, or because the burden would simply be unsustainable, as seems to be the case with Greece. The emerging markets were not immune from these worries. Several influential commentators came to the conclusion that China’s rapid growth portended a bubble, especially in the real estate sector. Many predicted a “double dip” recession that monetary policy would be powerless to prevent.

We think that almost all of this interpretation is mistaken, or wildly exaggerated. It is true that the recovery in the developed world is not very vigorous, but there is no convincing evidence that it is coming to an end. The most up-to-date information from companies and surveys indicates that a broad-based recovery is still on track—one that is strongest in the industrial sectors and weakest in those areas, such as housing and government, where debt is highest. The emerging world remains exceptionally robust, with growth rates of between 8% and 10% in the major developing economies this year.

The consensus is too gloomy about Europe, too. May 10 was the crucial date. That was when it became clear that a reluctant Germany would support its weaker brethren in the Eurozone, in return for greater central controls on their future spending. The sums on offer to support growth in Europe dwarf Germany’s relatively modest austerity program.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	52	730	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	34	482	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average growth
			potential.
M&G Investment	12	165	Uses a long-term, bottom-up investment approach that
Management Limited			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments	2	30	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

We believe that the Chinese authorities have already done enough to let the air out of their real estate bubble, with very few side effects on their booming economy. The other emerging economies have nearly finished raising their interest rates back to normal levels. In short, the world looks set to experience a combination of increasing prosperity and loose monetary policy, which should be good for share prices.

Our optimistic investment strategy was relatively successful during the period, but did not insulate us from market jitters entirely. We still believe that the best form of defense is attack: We have a portfolio that is heavily weighted with high-tech, industrial, and consumer discretionary businesses, which are trading profitably. We expect them to attract favorable attention when markets recover their nerve.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

Although 2010 started on a relatively positive note as a host of countries emerged from recession, concerns about European sovereign debt and potential contagion subsequently dulled investors’ appetite for risk. European leaders agreed on a €750 billion stabilization scheme, and individual countries unveiled sweeping austerity packages in light of the deterioration of the Greek, Portuguese, and Spanish fiscal situations. However, these measures failed to reassure global investors displeased by the lack of leadership in Europe as well as the lack of clarity about how the stabilization plan will be implemented.

Further worrying some international investors was China’s decision to end the stimulus plan it had put in place during the earlier financial crisis. Chinese officials say they now want to rein in some of the impact of excessive liquidity, such as high-end property price increases.

Regionally, the performance of our portion of the portfolio was led by our emerging markets holdings, which benefited from evidence that economic growth continued to be strong. Our holdings in Pacific developed markets also performed relatively well, and a cautious exposure to Europe was positive (we remain focused on exporters benefiting from the euro’s weakness, avoiding companies exposed to sluggish domestic demand).

However, our relatively light exposure to Japan—one of the better-performing countries in the period—detracted slightly from our returns as the yen strengthened against the U.S. dollar. We remain cautious regarding Japan’s domestic growth outlook, although we have been able to find investment opportunities among some high-quality companies there.

In cross-regional sector terms, energy and financials were notable sources of good performance. In energy, concerns about corporate governance and growth had led us to avoid BP, while we did hold outperforming stocks such as Cairn Energy and Niko Resources. Canada-listed Niko is benefiting from strong cash flow from its Indian assets, which will fund exploration activities elsewhere. Our holdings’ exposure to demand emanating from the emerging markets, in particular within China (including companies such as China Resources, Want Want China Holdings, Baidu, and Ctrip.com International), was also helpful to performance during the period.

In the financial sector, a limited exposure to European companies was rewarded. Some of the best-performing financial stocks among our holdings were those exposed to strong growth and consumption trends in Asia and emerging markets: Sony Financial Holdings, Swire Pacific, Housing Development Finance, Ping An Insurance Group, and BM&FBovespa.

These strengths were only partially offset by more disappointing returns in materials. Mining and steel-related companies such as ArcelorMittal and Rio Tinto were hurt by the proposal of a tax on “super-profits” generated by Australian mining companies. Although we doubt the Australian proposal will be implemented as initially discussed, investors are concerned that the move will be replicated in other countries as an easy source of tax revenue. This concern, in combination with China’s efforts to cool its property market, weighed on share prices.

Looking forward, the world economy continues to be in a fragile state. On the one hand, most emerging markets economies are doing well, deriving strength from growth drivers that include consumption and infrastructure investment supported by positive demographics. On the other hand, the developed world’s economies, in particular those of Europe, are in a difficult situation, as the implementation of budget cuts needed to avoid sovereign-debt downgrades is weighing on growth prospects and employment at a critical time. Additional headwinds to global growth include rising taxes and the fading positive effects of the stimulus plans and liquidity growth. We believe that quality growth companies with strong and sustainable medium-term competitive advantages and earnings growth are best positioned to weather such transition periods.

Vanguard International Portfolio

Clearly, the shape and timing of American and European financial regulations will be another key influence on future growth, as these rules will affect banks’ ability to lend in a world where developed countries must focus on reducing their debts.

Political events such as the November 2010 U.S. election, leadership (or lack thereof) in Europe, and expected change at the helm of the European Central Bank will all contribute to volatility over the second half of 2010.

Although market volatility will persist, it should create opportunities for bottom-up stockpickers by causing investors to once again emphasize company fundamentals, leading to greater differentiation at both the sector and stock levels. These developments should benefit our approach to investing, with its consistent focus on high-quality companies that demonstrate sustainable medium-term earnings growth and that are trading at attractive valuations.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French

Greg Aldridge

Following a strong start to the year as positive economic data led to growing optimism about economic recovery, most major stock markets came under heavy selling pressure when it emerged in April that Greece’s sovereign-debt crisis was deeper than anticipated. This realization fueled fears of contagion across other peripheral Eurozone nations. Growing concerns over the possibility of a “double-dip” recession were compounded by policy tightening in China that could lead to weaker demand from the economy that has become the dominant driver of global growth.

Against this backdrop, a diverse collection of businesses benefiting from a recovery in end demand or exposed to a range of long-term growth drivers made strong contributions to our performance. Examples came from across the IT, industrial, and materials sectors, including: Swedish-listed mobile telecommunications network business Ericsson, U.K.-based polymer manufacturer Victrex, Danish container-shipping business AP Moeller-Maersk, and U.K.-listed but globally diversified Intertek Group, a testing services business. A number of these holdings also benefited from advantageous exchange rates during the six months.

By contrast, weak performance came from some holdings perceived to have exposure to challenged industries and regions. For example, Austrian brick manufacturer Wienerberger suffered from fragility in the U.S. and European construction markets, German utility E.ON was affected by weak European wholesale power prices, and French bank Société Générale suffered from concerns over exposure to debts in the Eurozone.

Despite the volatile shifts in investor sentiment over the past couple of years, our portion of the portfolio has remained consistently focused on high-quality, value-creating businesses from both defensive and cyclical areas whose scarce assets differentiate them from their competitors and enable them to achieve sustainably high returns in the long term.

During the half-year, we continued to invest in those companies that can generate profitable growth in any economic environment. New holdings were established in Germany’s Wincor-Nixdorf, a leading provider of cash machines and payment systems for the financial and retail industries globally, and Sysmex, a Japanese company specializing in blood-testing kits for the health care industry. We believe that both Sysmex’s highly profitable business model and the company’s potential for growth in emerging markets are underappreciated by the market. We also added to attractively valued existing positions in, among others, CFAO, a French-listed distributor of autos and pharmaceuticals in Africa; global security services provider G4S; and Zurich Financial Services, a well-managed Swiss insurance group with a relatively conservative culture.

We exited from our position in Australian packaging business Amcor after a strong rally left the shares fully valued, and we took some profits in some of the portfolio’s strongest recent performers, including Intertek Group and Ultra Electronics, an innovative defense equipment maker.

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2010

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	179	1,812
Turnover Rate[2]	39%	—
Expense Ratio[3]	0.52%	—
Short-Term Reserves	0.4%	—

Volatility Measures
Portfolio Versus
Spliced Index[4]
R-Squared	0.97
Beta	1.08

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	13.4%	8.9%
Consumer Staples	12.2	9.1
Energy	8.9	10.2
Financials	19.6	25.3
Health Care	7.2	6.4
Industrials	14.8	10.5
Information Technology	12.6	6.8
Materials	8.9	11.9
Telecommunication
Services	1.5	6.1
Utilities	0.9	4.8

Ten Largest Holdings[5] (% of total net assets)
Petroleo Brasileiro SA	integrated oil
	and gas	2.2%
Baidu Inc. ADR	internet software
	and services	1.9
Atlas Copco AB A Shares	industrial machinery	1.8
Itau Unibanco Holding SA	diversified banks	1.8
Canon, Inc.	office electronics	1.7
Tesco PLC	food retail	1.7
Novartis AG	pharmaceuticals	1.7
BG Group PLC	integrated oil
	and gas	1.7
Standard Chartered PLC	diversified banks	1.7
Banco Santander SA	diversified banks	1.5
Top Ten		17.7%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[6]	Index[1]
Europe
United Kingdom	18.3%	14.5%
Switzerland	7.8	5.5
France	7.7	6.7
Germany	6.6	5.4
Sweden	4.4	2.0
Spain	2.5	2.4
Netherlands	2.2	1.8
Denmark	2.1	0.7
Italy	1.0	1.9
Other European
Markets	1.3	2.6
Subtotal	53.9%	43.5%
Pacific
Japan	13.2%	16.0%
Australia	4.8	5.6
Hong Kong	3.1	1.8
Other Pacific
Markets	0.5	1.3
Subtotal	21.6%	24.7%
Emerging Markets
Brazil	7.0%	3.6%
China	6.6	4.4
South Korea	1.9	3.2
Turkey	1.7	0.4
Taiwan	1.2	2.5
Other Emerging
Markets	3.8	9.2
Subtotal	22.2%	23.3%
North America
Canada	1.1%	7.9%
Middle East
Israel	1.2	0.6

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.51%.
4 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
5 The holdings listed exclude any temporary cash investments and equity index products.
6 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	12.60%	4.39%	1.82%

1 Six months ended June 30, 2010.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)[1]
Australia (4.5%)
	Woolworths Ltd.	668,900	15,140
	Australia & New Zealand
	Banking Group Ltd.	671,000	12,052
	Woodside Petroleum Ltd.	316,600	11,005
	Brambles Ltd.	1,753,100	7,984
*	Fortescue Metals
	Group Ltd.	1,566,258	5,312
	Newcrest Mining Ltd.	141,000	4,114
*	James Hardie Industries
	SE	762,900	3,950
	QBE Insurance Group Ltd.	136,000	2,064
	Sims Metal
	Management Ltd.	110,076	1,564
			63,185
Austria (0.2%)
*	Wienerberger AG	213,000	2,589

Belgium (0.4%)
	Anheuser-Busch InBev NV	100,000	4,808
*	Barco NV	24,749	1,107
			5,915
Brazil (7.0%)
	Petroleo Brasileiro SA ADR
	Type A	917,600	27,344
	Itau Unibanco Holding
	SA ADR	1,021,325	18,394
	BM&FBovespa SA	1,640,433	10,633
	Vale SA Class B Pfd. ADR	467,300	9,823
*	OGX Petroleo e
	Gas Participacoes SA	820,700	7,625
	Itau Unibanco Holding SA
	Prior Pfd.	384,575	6,933
	Redecard SA	451,929	6,387
	Petroleo Brasileiro SA
	Prior Pfd.	199,384	2,978
	Vale SA Prior Pfd.	121,658	2,575
	Banco do Brasil SA	183,286	2,537
	B2W Cia Global Do Varejo	130,100	2,131
*	Fibria Celulose SA	94,103	1,397
			98,757
Canada (1.1%)
	Suncor Energy Inc.	276,000	8,123
	Niko Resources Ltd.	57,500	5,348
	Sherritt International Corp.	258,131	1,387
*	Harry Winston
	Diamond Corp.	60,600	745
			15,603

			Market
			Value•
		Shares	($000)
China (6.6%)
*	Baidu Inc. ADR	390,520	26,587
	Tencent Holdings Ltd.	664,000	11,001
	Ping An Insurance
	Group Co. of China Ltd.	1,066,500	8,813
	CNOOC Ltd.	5,181,500	8,807
	China Resources
	Enterprise Ltd.	2,320,000	8,541
*	Ctrip.com International Ltd.
	ADR	176,600	6,633
	China Merchants Holdings
	International Co. Ltd.	1,994,000	6,583
^	Dongfang
	Electric Corp. Ltd.	1,445,200	4,446
	Want Want China
	Holdings Ltd.	4,713,000	3,956
	China Merchants
	Bank Co. Ltd.	1,206,500	2,886
	Chaoda Modern
	Agriculture Holdings Ltd.	2,621,135	2,556
	Ports Design Ltd.	630,000	1,602
			92,411
Denmark (2.1%)
	Novo Nordisk A/S Class B	153,400	12,394
*	Vestas Wind Systems A/S	183,999	7,657
	Novozymes A/S	48,600	5,186
	AP Moller - Maersk A/S
	Class B	465	3,662
			28,899
France (7.3%)
	Cie Generale d’Optique
	Essilor International SA	311,722	18,524
	PPR	120,655	14,988
	L’Oreal SA	118,100	11,563
	Danone	207,000	11,097
	GDF Suez	288,000	8,194
	ArcelorMittal	240,975	6,463
	Schneider Electric SA	59,500	6,010
	BNP Paribas	93,000	5,004
	Vallourec SA	28,600	4,931
*	European Aeronautic
	Defence and Space Co.
	NV	213,000	4,347
^	Publicis Groupe SA	100,000	3,989
	Total SA	72,000	3,214
	Societe Generale	61,600	2,535
	CFAO SA	84,500	2,272
			103,131

		Market
		Value•
	Shares	($000)
Germany (6.3%)
SAP AG	418,300	18,601
Adidas AG	249,691	12,089
Siemens AG	121,173	10,838
Fresenius Medical Care
AG & Co. KGaA	140,000	7,553
Linde AG	59,600	6,267
Porsche Automobil Holding
SE Prior Pfd.	129,800	5,549
* Daimler AG	109,000	5,514
* TUI AG	443,500	3,897
Symrise AG	177,080	3,656
ThyssenKrupp AG	132,000	3,253
Wincor Nixdorf AG	57,000	3,186
E.ON AG	100,000	2,689
Celesio AG	118,700	2,588
GEA Group AG	85,000	1,692
*,^ Q-Cells SE	115,330	735
		88,107
Hong Kong (3.1%)
Swire Pacific Ltd.	1,166,500	13,241
Jardine Matheson
Holdings Ltd.	282,600	9,890
Hong Kong Exchanges
and Clearing Ltd.	544,900	8,499
Li & Fung Ltd.	1,348,000	6,031
Esprit Holdings Ltd.	574,894	3,088
Techtronic Industries Co.	3,027,652	2,359
		43,108
India (0.9%)
Housing Development
Finance Corp.	160,600	10,121
Reliance Capital Ltd.	186,700	3,034
		13,155
Indonesia (0.3%)
Telekomunikasi Indonesia
Tbk PT	5,104,000	4,326

Ireland (0.3%)
Kerry Group PLC Class A	121,658	3,380

Israel (1.1%)
Teva Pharmaceutical
Industries Ltd. ADR	303,332	15,770

Italy (0.4%)
Intesa Sanpaolo SPA
(Registered)	2,272,659	5,986

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Japan (13.1%)
Canon Inc.	656,400	24,464
Nintendo Co. Ltd.	68,800	20,200
Rakuten Inc.	21,648	15,641
Honda Motor Co. Ltd.	464,100	13,632
Mitsubishi Corp.	571,200	11,817
SMC Corp.	81,600	10,916
* Yamaha Motor Co. Ltd.	690,300	9,126
Unicharm Corp.	77,000	8,683
Yamada Denki Co. Ltd.	129,870	8,486
Japan Tobacco Inc.	2,658	8,269
Bridgestone Corp.	500,000	7,906
Sony Financial
Holdings Inc.	2,289	7,635
Sekisui Chemical Co. Ltd.	1,006,000	6,275
Hoya Corp.	271,800	5,783
THK Co. Ltd.	220,100	4,554
Rohm Co. Ltd.	74,700	4,486
Toyota Motor Corp.	110,000	3,779
Sysmex Corp.	65,000	3,692
Kyocera Corp.	44,200	3,578
Astellas Pharma Inc.	100,000	3,351
Trend Micro Inc.	88,500	2,392
		184,665
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	954

Mexico (0.5%)
Wal-Mart de Mexico SAB
de CV	2,154,600	4,771
Consorcio ARA SAB
de CV	3,899,933	2,343
		7,114
Netherlands (2.2%)
Unilever NV	608,800	16,626
* ING Groep NV	1,439,000	10,649
TNT NV	137,076	3,453
		30,728
Norway (0.4%)
DnB NOR ASA	325,888	3,135
Statoil ASA	152,995	2,947
		6,082
Peru (0.4%)
Credicorp Ltd.	67,500	6,135

Russia (0.6%)
Gazprom OAO ADR	478,139	9,003

Singapore (0.5%)
Singapore Exchange Ltd.	849,000	4,452
DBS Group Holdings Ltd.	260,075	2,524
		6,976
South Africa (0.8%)
Impala Platinum
Holdings Ltd.	225,800	5,255
Sasol Ltd.	74,500	2,647
MTN Group Ltd.	195,000	2,556
		10,458
South Korea (1.8%)
Samsung
Electronics Co. Ltd.	26,300	16,496

		Market
		Value•
	Shares	($000)
Shinhan Financial
Group Co. Ltd.	163,000	6,000
Hankook Tire Co. Ltd.	114,000	2,586
		25,082
Spain (2.5%)
Banco Santander SA	2,004,435	21,019
Inditex SA	227,300	12,961
Gamesa Corp. Tecnologica
SA	170,629	1,465
		35,445
Sweden (4.4%)
Atlas Copco AB Class A	1,745,478	25,520
Sandvik AB	1,354,695	16,525
Svenska Handelsbanken
AB Class A	468,777	11,468
Telefonaktiebolaget LM
Ericsson Class B	420,000	4,659
Oriflame Cosmetics SA	75,000	3,895
		62,067
Switzerland (7.8%)
Novartis AG	494,500	23,965
Syngenta AG	75,400	17,418
Cie Financiere Richemont
SA	435,977	15,221
Geberit AG	55,740	8,673
Roche Holding AG	54,331	7,478
Credit Suisse Group AG	194,000	7,294
SGS SA	5,288	7,137
GAM Holding Ltd.	549,000	5,933
ABB Ltd.	295,900	5,152
Nestle SA	93,271	4,497
Zurich Financial Services
AG	16,800	3,703
Holcim Ltd.	53,000	3,548
		110,019
Taiwan (1.2%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,713,204	8,809
AU Optronics Corp. ADR	603,905	5,363
Compal Electronics Inc.	1,669,487	1,988
		16,160
Thailand (0.3%)
Kasikornbank PCL	1,215,000	3,375
Kasikornbank PCL
(Foreign)	149,300	434
		3,809
Turkey (1.0%)
Turkiye Garanti Bankasi
AS	3,372,000	14,033

United Kingdom (18.1%)
Tesco PLC	4,313,100	24,332
BG Group PLC	1,592,817	23,690
Standard Chartered PLC	955,300	23,262
BHP Billiton PLC	784,700	20,346
British American Tobacco
PLC	552,830	17,544
Rolls-Royce Group PLC	1,767,953	14,757
SABMiller PLC	493,000	13,824
Vodafone Group PLC	5,855,793	12,066
Rio Tinto PLC	244,652	10,744

			Market
			Value•
		Shares	($000)
	HSBC Holdings PLC	1,141,933	10,432
	Meggitt PLC	1,689,000	7,871
	Prudential PLC	857,000	6,464
	Kingfisher PLC	1,673,000	5,241
	Sage Group PLC	1,445,000	4,972
*	Signet Jewelers Ltd.	172,000	4,758
	BAE Systems PLC	1,016,000	4,729
*	Autonomy Corp. PLC	169,200	4,612
	AMEC PLC	342,099	4,191
	G4S PLC	1,040,000	4,123
	Eurasian Natural
	Resources Corp. PLC	322,000	4,097
*	Cairn Energy PLC	642,580	3,947
*	Lloyds Banking Group
	PLC	4,993,073	3,942
	Unilever PLC	145,000	3,876
	GlaxoSmithKline PLC	224,000	3,804
	Carnival PLC	112,000	3,628
	Victrex PLC	222,229	3,615
	Intertek Group PLC	161,950	3,472
	Ultra Electronics Holdings
	PLC	152,000	3,472
*	Inchcape PLC	800,000	2,923
			254,734
Total Common Stocks
(Cost $1,449,349)			1,367,786
Temporary Cash Investments (3.2%)[1]
Money Market Fund (2.1%)
2,3	Vanguard Market
	Liquidity Fund, 0.286%	29,990,608	29,991

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (1.1%)
4	Federal Home Loan Bank,
	0.300%, 11/19/10	2,000	1,998
4,5	Freddie Mac
	Discount Notes,
	0.230%, 8/9/10	8,000	7,999
4	Freddie Mac
	Discount Notes,
	0.295%, 12/15/10	5,500	5,493
			15,490
Total Temporary Cash Investments
(Cost $45,479)			45,481
Total Investments (100.5%)
(Cost $1,494,828)			1,413,267
Other Assets and Liabilities (–0.5%)
Other Assets			6,609
Liabilities[3]			(13,220)
			(6,611)
Net Assets (100%)
Applicable to 98,779,170 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,406,656
Net Asset Value Per Share			$14.24

Vanguard International Portfolio

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,659,539
Undistributed Net Investment Income	14,420
Accumulated Net Realized Losses	(184,610)
Unrealized Appreciation (Depreciation)
Investment Securities	(81,561)
Futures Contracts	(1,381)
Foreign Currencies and
Forward Currency Contracts	249
Net Assets	1,406,656

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,983,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.7% and 0.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $5,322,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $6,839,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends[1]	21,164
Interest[2]	64
Security Lending	743
Total Income	21,971
Expenses
Investment Advisory Fees—Note B
Basic Fee	954
Performance Adjustment	273
The Vanguard Group—Note C
Management and Administrative	2,394
Marketing and Distribution	193
Custodian Fees	154
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	3,990
Net Investment Income	17,981
Realized Net Gain (Loss)
Investment Securities Sold	(2,132)
Futures Contracts	(2,217)
Foreign Currencies and
Forward Currency Contracts	(6,766)
Realized Net Gain (Loss)	(11,115)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(164,128)
Futures Contracts	(2,559)
Foreign Currencies and
Forward Currency Contracts	1,785
Change in Unrealized Appreciation
(Depreciation)	(164,902)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(158,036)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,981	25,826
Realized Net Gain (Loss)	(11,115)	(104,491)
Change in Unrealized Appreciation (Depreciation)	(164,902)	548,806
Net Increase (Decrease) in Net Assets Resulting from Operations	(158,036)	470,141
Distributions
Net Investment Income	(26,102)	(47,854)
Realized Capital Gain	—	—
Total Distributions	(26,102)	(47,854)
Capital Share Transactions
Issued	99,203	252,044
Issued in Lieu of Cash Distributions	26,102	47,854
Redeemed	(161,116)	(209,115)
Net Increase (Decrease) from Capital Share Transactions	(35,811)	90,783
Total Increase (Decrease)	(219,949)	513,070
Net Assets
Beginning of Period	1,626,605	1,113,535
End of Period[3]	1,406,656	1,626,605

1 Dividends are net of foreign withholding taxes of $2,089,000.
2 Interest income from an affiliated company of the portfolio was $52,000.
3 Net Assets—End of Period includes undistributed net investment income of $14,420,000 and $23,091,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.05	$11.81	$23.84	$21.56	$17.37	$15.15
Investment Operations
Net Investment Income	.185	.270	.532	.510[1]	.430[1]	.250
Net Realized and Unrealized Gain (Loss)
on Investments	(1.734)	4.490	(10.352)	3.070	4.160	2.190
Total from Investment Operations	(1.549)	4.760	(9.820)	3.580	4.590	2.440
Distributions
Dividends from Net Investment Income	(.261)	(.520)	(.490)	(.400)	(.220)	(.220)
Distributions from Realized Capital Gains	—	—	(1.720)	(.900)	(.180)	—
Total Distributions	(.261)	(.520)	(2.210)	(1.300)	(.400)	(.220)
Net Asset Value, End of Period	$14.24	$16.05	$11.81	$23.84	$21.56	$17.37

Total Return	–9.85%	42.57%	–44.87%	17.41%	26.75%	16.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,407	$1,627	$1,114	$2,123	$1,562	$840
Ratio of Total Expenses to
Average Net Assets[2]	0.51%[3]	0.52%	0.46%	0.45%	0.44%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.31%[3]	1.99%	2.90%	2.23%	2.22%	1.94%
Portfolio Turnover Rate	39%[3]	41%	59%	41%	29%	45%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.03%, 0.01%, 0.01%, and (0.01%).
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance since March 31, 2008, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before an increase of $273,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $275,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	127,609	—	—
Common Stocks—Other	54,353	1,185,824	—
Temporary Cash Investments	29,991	15,490	—
Futures Contracts—Liabilities[1]	(177)	—	—
Forward Currency Contracts—Assets	—	384	—
Forward Currency Contracts—Liabilities	—	(124)	—
Total	211,776	1,201,574	—
1 Represents variation margin on the last day of the reporting period.

Vanguard International Portfolio

E. At June 30, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	384	384
Liabilities	(177)	(124)	(301)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,217)	—	(2,217)
Forward Currency Contracts	—	(6,216)	(6,216)
Realized Net Gain (Loss) on Derivatives	(2,217)	(6,216)	(8,433)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,559)	—	(2,559)
Forward Currency Contracts	—	1,789	1,789
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,559)	1,789	(770)

At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2010	429	13,494	(507)
FTSE 100 Index	September 2010	125	9,127	(526)
Topix Index	September 2010	82	7,770	(96)
S&P ASX 200 Index	September 2010	49	4,410	(252)

Unrealized appreciation (depreciation) on open FTSE 100 Index future contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2010, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
9/22/10	EUR	11,431	USD	14,008	(41)
9/22/10	GBP	6,452	USD	9,653	129
9/15/10	JPY	696,098	USD	7,877	255
9/22/10	AUD	5,519	USD	4,614	(83)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Vanguard International Portfolio

The portfolio had net unrealized foreign currency losses of $11,000 resulting from the translation of other assets and liabilities at June 30, 2010.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2010, the portfolio realized net foreign currency losses of $550,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $170,289,000 to offset future net capital gains of $28,902,000 through December 31, 2016, and $141,387,000 through December 31, 2017. In addition, the portfolio realized losses of $4,465,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $1,494,897,000. Net unrealized depreciation of investment securities for tax purposes was $81,630,000, consisting of unrealized gains of $127,600,000 on securities that had risen in value since their purchase and $209,230,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2010, the portfolio purchased $291,952,000 of investment securities and sold $290,769,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	6,316	18,807
Issued in Lieu of Cash Distributions	1,613	4,519
Redeemed	(10,466)	(16,337)
Net Increase (Decrease) in Shares Outstanding	(2,537)	6,989

I. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$901.54	$2.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.27	2.56

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.), Baillie Gifford Overseas Ltd. (Baillie Gifford), and M&G Investment Management Limited (M&G); as well as the subadvisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder Investment Management North America Inc. Schroder Inc. is a subsidiary of Schroders plc, a firm founded more than 200 years ago, with investment management experience dating to 1926. The firm has advised the portfolio since its inception in 1994. The advisor continues to employ a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroders’ worldwide network of analysts, economists, and strategists.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The firm has advised a portion of the portfolio since 2003. The advisor continues to employ a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-
based analysts.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The firm has advised a portion of the portfolio since 2008. The advisor continues to employ a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team conducts intensive fundamental analysis on companies, including regular company visits.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Schroder, Baillie Gifford, and M&G have carried out the portfolio’s investment strategy in disciplined fashion, and that the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

Vanguard® Mid-Cap Index Portfolio

For the six months ended June 30, 2010, Vanguard Mid-Cap Index Portfolio returned –2.17%. The portfolio’s performance was in line with that of its benchmark (–2.06%) and ahead of the peer-group average (–2.83%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Decline in info tech and energy overwhelms other sectors’ returns
In May and June, the generally steady climb that the Mid-Cap Index Portfolio had seen since the bear market ended in early 2009 stalled, and the portfolio produced a decline for the six months ended June 30. Information technology and energy were hit especially hard, offsetting the positive contributions from sectors such as financials and health care.

Almost all technology subsectors detracted from the portfolio’s return, with semiconductor-industry companies and providers of information technology services the biggest detractors. (Internet companies ran counter to the trend by adding modestly to the return.) Energy sector stocks, which are sensitive to energy prices, declined during the six months as the price of oil fell almost 5% and natural gas prices fell 22%.

The industrials and materials sectors, which are keenly sensitive to signs of economic deceleration, also declined.

Several sectors cushioned the downward pressures to some extent. Consumer and health care stocks made modest positive contributions to the portfolio’s return. The largest positive contribution came from financials, primarily from regional banking firms, with an assist from real estate investment trusts and multiline insurers.

To address market uncertainty, develop a diversified portfolio
The future is always uncertain; the stock market’s quick turnabout toward the end of the fiscal half-year was a vivid reminder of this basic fact. Uncertainty can’t be abolished, but one strategy that can help protect your portfolio from the worst outcomes, while giving you the opportunity to participate in the best, is to diversify your portfolio both among and within different asset classes, and to invest for the long haul.

The Mid-Cap Index Portfolio can play an important role as one component of such a broadly diversified portfolio.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Mid-Cap Index Portfolio	–2.17%
MSCI® US Mid Cap 450 Index	–2.06
Mid-Cap Core Funds Average[1]	–2.83

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Mid-Cap
		Core Funds
	Portfolio	Average
Mid-Cap Index Portfolio	0.29%	1.32%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of June 30, 2010

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	455	453	4,114
Median Market Cap	$4.9B	$4.9B	$25.2B
Price/Earnings Ratio	22.3x	22.3x	17.6x
Price/Book Ratio	1.8x	1.8x	1.9x
Yield[3]	1.1%	1.4%	2.0%
Return on Equity	14.8%	14.8%	19.1%
Earnings Growth Rate	8.1%	8.1%	6.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	20%	—	—
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.96
Beta	1.00	1.15

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	16.1%	16.1%	11.4%
Consumer Staples	4.4	4.4	10.4
Energy	7.5	7.5	9.4
Financials	18.1	18.0	17.5
Health Care	11.1	11.2	11.7
Industrials	12.2	12.2	10.8
Information Technology	15.7	15.7	18.7
Materials	6.5	6.5	3.9
Telecommunication
Services	1.4	1.4	2.7
Utilities	7.0	7.0	3.5

Ten Largest Holdings[6] (% of total net assets)
Mead Johnson	packaged foods
Nutrition Co.	and meats	0.6%
Salesforce.com Inc.	application
	software	0.5
SanDisk Corp.	computer storage
	and peripherals	0.5
Dr Pepper
Snapple Group Inc.	soft drinks	0.5
HCP Inc.	specialized REITs	0.5
Hospira Inc.	health care
	equipment	0.5
Delta Air Lines Inc.	airlines	0.5
Discovery
Communications Inc.	broadcasting	0.5
AmerisourceBergen	health care
Corp. Class A	distributors	0.5
Life Technologies Corp.	life sciences tools
	and services	0.5
Top Ten		5.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.28%.
6 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	26.71%	1.12%	4.98%

1 Six months ended June 30, 2010.
2 S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (16.0%)
*	priceline.com Inc.	16,188	2,858
	Starwood Hotels & Resorts
	Worldwide Inc.	66,298	2,747
	Mattel Inc.	128,802	2,725
	Ross Stores Inc.	43,955	2,342
	Whirlpool Corp.	26,541	2,331
*	O’Reilly Automotive Inc.	48,779	2,320
	Genuine Parts Co.	56,324	2,222
	Wynn Resorts Ltd.	28,385	2,165
	Ltd Brands Inc.	97,238	2,146
*	Liberty Media Corp.–
	Interactive	201,430	2,115
	Cablevision Systems Corp.
	Class A	87,869	2,110
	Nordstrom Inc.	61,809	1,990
*	Dollar Tree Inc.	47,076	1,960
	H&R Block Inc.	119,130	1,869
	Virgin Media Inc.	110,867	1,850
	Harley-Davidson Inc.	82,935	1,844
	Darden Restaurants Inc.	47,114	1,830
	Hasbro Inc.	43,553	1,790
	Family Dollar Stores Inc.	46,664	1,759
*	Discovery
	Communications Inc.
	Class A	48,012	1,715
*	NetFlix Inc.	15,739	1,710
	Advance Auto Parts Inc.	33,598	1,686
	Tiffany & Co.	44,173	1,675
	International Game
	Technology	105,090	1,650
	Polo Ralph Lauren Corp.
	Class A	22,570	1,647
*	Urban Outfitters Inc.	47,781	1,643
*	CarMax Inc.	79,106	1,574
*	Discovery
	Communications Inc.	50,161	1,551
*	BorgWarner Inc.	41,489	1,549
*	Chipotle Mexican Grill Inc.
	Class A	11,192	1,531
*	Autoliv Inc.	30,157	1,443
	Newell Rubbermaid Inc.	98,311	1,439
	Expedia Inc.	74,824	1,405
*	NVR Inc.	2,064	1,352
	PetSmart Inc.	43,879	1,324
*	Sirius XM Radio Inc.	1,377,003	1,307
	Scripps Networks
	Interactive Inc. Class A	32,129	1,296
	Wyndham Worldwide Corp.	63,514	1,279
*	Liberty Media Corp.–Capital	30,220	1,267
*	Liberty Global Inc. Class A	47,816	1,243
*	Interpublic Group
	of Cos. Inc.	172,151	1,227

			Market
			Value•
		Shares	($000)
	DeVry Inc.	22,740	1,194
	Gannett Co. Inc.	84,120	1,132
*	Royal Caribbean
	Cruises Ltd.	49,288	1,122
*	Liberty Global Inc.	42,344	1,101
	Leggett & Platt Inc.	52,654	1,056
*	GameStop Corp. Class A	55,559	1,044
*	ITT Educational
	Services Inc.	12,563	1,043
*	Lear Corp.	15,539	1,029
^	Strayer Education Inc.	4,943	1,028
*	Pulte Group Inc.	121,946	1,010
	DR Horton Inc.	101,409	997
	Abercrombie & Fitch Co.	31,236	959
*	Mohawk Industries Inc.	20,699	947
*	LKQ Corp.	47,925	924
*	Liberty Media Corp.–Starz	17,503	907
*	MGM Resorts International	94,032	906
	Washington Post Co.
	Class B	2,120	870
	American Eagle
	Outfitters Inc.	69,933	822
*	Toll Brothers Inc.	49,717	813
*	Goodyear Tire &
	Rubber Co.	81,491	810
*	TRW Automotive
	Holdings Corp.	29,199	805
*	Harman International
	Industries Inc.	24,553	734
	Foot Locker Inc.	55,707	703
	Lennar Corp. Class A	49,622	690
	Guess? Inc.	21,278	665
*	Hyatt Hotels Corp. Class A	15,636	580
	Burger King Holdings Inc.	33,555	565
*	Penn National Gaming Inc.	23,927	553
	Wendy’s/Arby’s Group Inc.
	Class A	131,573	526
	Brinker International Inc.	36,320	525
*	Lamar Advertising Co.
	Class A	20,416	501
*,^	AutoNation Inc.	24,281	473
	Interactive Data Corp.	13,435	448
	Weight Watchers
	International Inc.	12,368	318
*	Education Management
	Corp.	15,295	233
*	Clear Channel Outdoor
	Holdings Inc. Class A	14,319	124
	Lennar Corp. Class B	4,820	55
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	570	—
			101,698

			Market
			Value•
		Shares	($000)
Consumer Staples (4.4%)
	Mead Johnson Nutrition Co.	72,477	3,633
	Dr Pepper Snapple
	Group Inc.	90,151	3,371
	JM Smucker Co.	42,155	2,539
	Bunge Ltd.	48,508	2,386
*	Whole Foods Market Inc.	51,404	1,852
	Tyson Foods Inc. Class A	103,204	1,691
	McCormick & Co. Inc.	42,494	1,613
	Church & Dwight Co. Inc.	25,076	1,573
*	Energizer Holdings Inc.	23,556	1,184
*	Constellation Brands Inc.
	Class A	70,177	1,096
*	Ralcorp Holdings Inc.	19,400	1,063
	Hormel Foods Corp.	26,013	1,053
*	Hansen Natural Corp.	26,552	1,038
	Alberto-Culver Co. Class B	31,445	852
	SUPERVALU Inc.	75,239	816
*	Smithfield Foods Inc.	52,821	787
	Flowers Foods Inc.	29,404	718
*	Dean Foods Co.	64,154	646
			27,911
Energy (7.5%)
*	Cameron International Corp.	86,591	2,816
	El Paso Corp.	248,866	2,765
	Consol Energy Inc.	77,924	2,631
	Pioneer Natural
	Resources Co.	40,993	2,437
*	Newfield Exploration Co.	47,223	2,307
*	FMC Technologies Inc.	43,278	2,279
	Range Resources Corp.	56,465	2,267
	Cimarex Energy Co.	29,762	2,130
*	Denbury Resources Inc.	133,917	1,961
*	Petrohawk Energy Corp.	106,932	1,815
*	Nabors Industries Ltd.	100,792	1,776
*	Kinder Morgan
	Management LLC	27,767	1,571
*	Concho Resources Inc.	27,479	1,520
*	Alpha Natural
	Resources Inc.	42,682	1,446
	Sunoco Inc.	41,504	1,443
*	Whiting Petroleum Corp.	18,013	1,413
*	Pride International Inc.	62,188	1,389
	Helmerich & Payne Inc.	37,489	1,369
	Cabot Oil & Gas Corp.	36,821	1,153
	Arch Coal Inc.	57,725	1,144
*	Forest Oil Corp.	37,775	1,033
*	Plains Exploration &
	Production Co.	49,535	1,021
	EXCO Resources Inc.	64,034	936
	Massey Energy Co.	33,773	924
*	Dresser-Rand Group Inc.	29,271	923
*	Rowan Cos. Inc.	40,382	886

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Oceaneering
	International Inc.	19,462	874
	Tidewater Inc.	18,364	711
	Patterson-UTI Energy Inc.	54,342	699
	Tesoro Corp.	49,806	581
*	Continental Resources Inc.	12,091	539
*	Quicksilver Resources Inc.	42,005	462
*	Cobalt International
	Energy Inc.	23,700	177
			47,398
Financials (18.1%)
	HCP Inc.	104,099	3,357
	Host Hotels & Resorts Inc.	223,599	3,014
	Regions Financial Corp.	422,486	2,780
	AvalonBay Communities Inc.	28,919	2,700
	Discover Financial Services	192,975	2,698
	Ventas Inc.	55,621	2,611
	Lincoln National Corp.	107,103	2,602
	Unum Group	117,911	2,559
*	IntercontinentalExchange Inc.	22,208	2,510
	KeyCorp	311,809	2,398
*	CIT Group Inc.	67,419	2,283
	Comerica Inc.	61,756	2,274
*	Genworth Financial Inc.
	Class A	173,216	2,264
	New York Community
	Bancorp Inc.	146,085	2,231
	Plum Creek Timber Co. Inc.	57,800	1,996
	XL Capital Ltd. Class A	121,243	1,941
	Kimco Realty Corp.	143,753	1,932
	Health Care REIT Inc.	43,913	1,850
	Willis Group Holdings PLC	60,012	1,803
	People’s United
	Financial Inc.	132,813	1,793
*	SLM Corp.	171,690	1,784
	Digital Realty Trust Inc.	30,131	1,738
	Macerich Co.	45,661	1,704
	ProLogis	168,033	1,702
	PartnerRe Ltd.	23,436	1,644
	Legg Mason Inc.	57,150	1,602
	Federal Realty
	Investment Trust	21,707	1,525
	SL Green Realty Corp.	27,638	1,521
	Everest Re Group Ltd.	21,362	1,511
	Nationwide Health
	Properties Inc.	41,676	1,491
*	American International
	Group Inc.	43,037	1,482
	Torchmark Corp.	29,430	1,457
	Assurant Inc.	41,338	1,434
	Cincinnati Financial Corp.	54,811	1,418
	Huntington Bancshares Inc.	253,861	1,406
*	Arch Capital Group Ltd.	18,796	1,400
	AMB Property Corp.	58,881	1,396
	Axis Capital Holdings Ltd.	44,400	1,320
	WR Berkley Corp.	48,690	1,288
	Marshall & Ilsley Corp.	176,879	1,270
	Rayonier Inc.	28,296	1,246
*	CB Richard Ellis
	Group Inc. Class A	88,442	1,204
	RenaissanceRe
	Holdings Ltd.	21,323	1,200
	Reinsurance Group of
	America Inc. Class A	25,899	1,184
	Liberty Property Trust	39,928	1,152
	Zions Bancorporation	53,315	1,150
	Eaton Vance Corp.	41,578	1,148
*	Markel Corp.	3,314	1,127

			Market
			Value•
		Shares	($000)
	Realty Income Corp.	36,997	1,122
	Transatlantic Holdings Inc.	22,858	1,096
	UDR Inc.	55,242	1,057
	Fidelity National
	Financial Inc. Class A	77,514	1,007
	Duke Realty Corp.	87,787	996
	Regency Centers Corp.	28,952	996
	HCC Insurance Holdings Inc.	39,985	990
	Cullen/Frost Bankers Inc.	19,210	987
	Old Republic
	International Corp.	80,995	982
	SEI Investments Co.	47,161	960
*	First Horizon National Corp.	81,048	928
	Hospitality Properties Trust	43,846	925
	White Mountains
	Insurance Group Ltd.	2,818	914
*	Affiliated Managers
	Group Inc.	15,022	913
	Commerce Bancshares Inc.	25,033	901
	Raymond James
	Financial Inc.	35,038	865
*	NASDAQ OMX Group Inc.	48,655	865
	City National Corp.	16,396	840
	Jefferies Group Inc.	39,503	833
	Brown & Brown Inc.	42,775	819
	Weingarten Realty
	Investors	40,319	768
	American Financial
	Group Inc.	27,928	763
*	St. Joe Co.	32,813	760
	TCF Financial Corp.	44,611	741
	Assured Guaranty Ltd.	55,575	738
	Associated Banc-Corp	58,128	713
	Federated Investors Inc.
	Class B	32,706	677
	Validus Holdings Ltd.	25,763	629
	Janus Capital Group Inc.	65,404	581
	Greenhill & Co. Inc.	8,863	542
	BOK Financial Corp.	9,615	456
	TFS Financial Corp.	32,841	408
	Mercury General Corp.	9,679	401
	Capitol Federal Financial	7,849	260
*	CBOE Holdings Inc.	2,687	87
			114,620
Health Care (11.1%)
*	Hospira Inc.	58,062	3,336
	AmerisourceBergen Corp.
	Class A	100,197	3,181
*	Life Technologies Corp.	64,156	3,031
*	Humana Inc.	60,381	2,758
*	Vertex Pharmaceuticals Inc.	71,160	2,341
*	Varian Medical Systems Inc.	43,919	2,296
*	DaVita Inc.	36,574	2,284
*	Edwards Lifesciences Corp.	40,153	2,249
*	Waters Corp.	33,133	2,144
*	Millipore Corp.	19,865	2,119
*	Cerner Corp.	24,692	1,874
*	Illumina Inc.	42,639	1,856
*	Mylan Inc.	108,662	1,852
*	Henry Schein Inc.	32,108	1,763
	Perrigo Co.	29,129	1,721
*	ResMed Inc.	26,604	1,618
*	Alexion Pharmaceuticals Inc.	31,572	1,616
*	Dendreon Corp.	47,632	1,540
*	CareFusion Corp.	66,849	1,517
*	Cephalon Inc.	26,610	1,510
*	Watson Pharmaceuticals Inc.	37,220	1,510

			Market
			Value•
		Shares	($000)
*	Human Genome
	Sciences Inc.	66,287	1,502
	Beckman Coulter Inc.	24,747	1,492
	DENTSPLY International Inc.	49,555	1,482
*	Mettler-Toledo
	International Inc.	11,994	1,339
*	Hologic Inc.	91,603	1,276
*	IDEXX Laboratories Inc.	20,602	1,255
	Universal Health
	Services Inc. Class B	31,837	1,215
*	Covance Inc.	22,735	1,167
*	Lincare Holdings Inc.	34,883	1,134
*	Community Health
	Systems Inc.	33,029	1,117
	Pharmaceutical Product
	Development Inc.	40,015	1,017
	Omnicare Inc.	42,770	1,014
*	Amylin Pharmaceuticals Inc.	50,599	951
	Patterson Cos. Inc.	32,615	930
*	Coventry Health Care Inc.	52,543	929
*	Warner Chilcott PLC Class A	40,158	918
*	Endo Pharmaceuticals
	Holdings Inc.	41,587	907
*	Health Net Inc.	35,460	864
*	Kinetic Concepts Inc.	22,716	829
*	Charles River Laboratories
	International Inc.	23,313	797
*	Gen-Probe Inc.	17,543	797
*	Inverness Medical
	Innovations Inc.	27,993	746
	Techne Corp.	12,594	723
*	King Pharmaceuticals Inc.	88,275	670
*	Bio-Rad Laboratories Inc.
	Class A	6,792	587
*	Myriad Genetics Inc.	34,018	509
*	Abraxis Bioscience Inc.	2,810	208
			70,491
Industrials (12.1%)
*	Delta Air Lines Inc.	278,571	3,273
	Rockwell Collins Inc.	55,700	2,959
	Goodrich Corp.	44,410	2,942
	Dover Corp.	66,428	2,776
	Cooper Industries PLC	59,309	2,610
	Rockwell Automation Inc.	50,668	2,487
	Fastenal Co.	47,100	2,364
	WW Grainger Inc.	21,851	2,173
*	Stericycle Inc.	28,528	1,871
	Roper Industries Inc.	33,178	1,857
	Joy Global Inc.	36,445	1,826
*	McDermott International Inc.	81,728	1,770
	Flowserve Corp.	19,753	1,675
	Textron Inc.	96,779	1,642
	Pitney Bowes Inc.	73,490	1,614
*	Jacobs Engineering
	Group Inc.	44,197	1,611
	AMETEK Inc.	38,312	1,538
*	Quanta Services Inc.	74,024	1,529
	Iron Mountain Inc.	65,051	1,461
	Pall Corp.	41,581	1,429
	Masco Corp.	127,474	1,372
*	Kansas City Southern	36,099	1,312
	Manpower Inc.	30,059	1,298
	Bucyrus International Inc.
	Class A	27,312	1,296
	Equifax Inc.	44,707	1,254
*	Owens Corning	40,691	1,217
	Dun & Bradstreet Corp.	18,060	1,212
	RR Donnelley & Sons Co.	72,941	1,194

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Robert Half International Inc.	49,917	1,176
*	URS Corp.	29,797	1,173
	Cintas Corp.	48,827	1,170
	KBR Inc.	56,951	1,158
	Avery Dennison Corp.	35,840	1,152
	Pentair Inc.	35,026	1,128
*	Navistar International Corp.	22,641	1,114
	Donaldson Co. Inc.	26,005	1,109
	JB Hunt Transport
	Services Inc.	33,862	1,106
*	Verisk Analytics Inc. Class A	35,725	1,068
*	Shaw Group Inc.	29,689	1,016
*	Foster Wheeler AG	45,151	951
	SPX Corp.	17,623	931
*	Copart Inc.	25,366	908
*	AGCO Corp.	32,825	885
*	IHS Inc. Class A	14,551	850
	MSC Industrial Direct Co.
	Class A	15,931	807
*	AMR Corp.	118,101	801
*	Covanta Holding Corp.	46,623	773
	Ryder System Inc.	18,966	763
*	Hertz Global Holdings Inc.	79,950	756
*	Aecom Technology Corp.	32,191	742
*	Alliant Techsystems Inc.	11,666	724
*	FTI Consulting Inc.	16,520	720
*	Terex Corp.	38,379	719
*	Spirit Aerosystems
	Holdings Inc. Class A	37,176	709
	Harsco Corp.	28,407	668
*	Sensata Technologies
	Holding NV	12,195	195
			76,834
Information Technology (15.7%)
*	Salesforce.com Inc.	39,840	3,419
*	SanDisk Corp.	81,149	3,414
*	Citrix Systems Inc.	65,226	2,754
	Altera Corp.	105,546	2,619
*	Micron Technology Inc.	301,903	2,563
	Xilinx Inc.	98,186	2,480
*	Fiserv Inc.	54,039	2,467
	Computer Sciences Corp.	54,482	2,465
*	Akamai Technologies Inc.	60,764	2,465
*	Western Digital Corp.	81,139	2,447
	Amphenol Corp. Class A	61,482	2,415
*	SAIC Inc.	140,340	2,349
*	Seagate Technology	177,121	2,310
*	BMC Software Inc.	64,790	2,244
	Linear Technology Corp.	79,220	2,203
*	Cree Inc.	35,800	2,149
*	Autodesk Inc.	81,435	1,984
*	Red Hat Inc.	66,892	1,936
	Harris Corp.	46,419	1,933
*	F5 Networks Inc.	28,151	1,930
*	Sybase Inc.	29,243	1,891
*	Teradata Corp.	59,719	1,820
	Microchip Technology Inc.	65,294	1,811
	Maxim Integrated
	Products Inc.	108,007	1,807
*	McAfee Inc.	56,338	1,731
*	VeriSign Inc.	65,146	1,730
*	Lam Research Corp.	45,397	1,728
	KLA-Tencor Corp.	61,082	1,703
*	Flextronics International Ltd.	288,022	1,613
*	FLIR Systems Inc.	54,152	1,575
*	Advanced Micro
	Devices Inc.	202,358	1,481
*	Rovi Corp.	36,915	1,399

			Market
			Value•
		Shares	($000)
*	Avnet Inc.	53,735	1,295
*	ANSYS Inc.	31,872	1,293
*	Equinix Inc.	15,488	1,258
*	Nuance Communications Inc.	80,705	1,206
*	Trimble Navigation Ltd.	42,783	1,198
*	Dolby Laboratories Inc.
	Class A	19,015	1,192
	National Semiconductor Corp.	84,443	1,137
*	Alliance Data Systems Corp.	18,566	1,105
*	Hewitt Associates Inc.
	Class A	31,626	1,090
*	Synopsys Inc.	51,853	1,082
*	LSI Corp.	232,731	1,071
	Factset Research
	Systems Inc.	15,902	1,065
	Lender Processing
	Services Inc.	33,780	1,058
	Global Payments Inc.	28,888	1,056
*	ON Semiconductor Corp.	151,519	967
*	Arrow Electronics Inc.	42,540	951
	Jabil Circuit Inc.	69,140	920
*	Lexmark International Inc.
	Class A	27,753	917
	Broadridge Financial
	Solutions Inc.	47,912	913
*	Ingram Micro Inc.	57,978	881
*	Novellus Systems Inc.	33,977	862
	Tellabs Inc.	130,171	832
*	Brocade Communications
	Systems Inc.	157,250	811
	Total System Services Inc.	59,351	807
*	IAC/InterActiveCorp	36,707	806
*	AOL Inc.	37,648	783
*	MEMC Electronic
	Materials Inc.	79,219	783
*	NCR Corp.	56,699	687
*	Avago Technologies Ltd.	29,497	621
	Molex Inc.	32,338	590
	DST Systems Inc.	13,606	492
	Molex Inc. Class A	16,068	248
*	SunPower Corp. Class A	19,487	236
*	SunPower Corp. Class B	14,817	160
			99,208
Materials (6.5%)
	Cliffs Natural Resources Inc.	47,997	2,264
	Sigma-Aldrich Corp.	43,223	2,154
	Vulcan Materials Co.	44,834	1,965
	United States Steel Corp.	50,861	1,961
	Lubrizol Corp.	24,262	1,948
	Airgas Inc.	27,903	1,736
	Ball Corp.	31,682	1,674
*	Owens-Illinois Inc.	59,873	1,584
	CF Industries Holdings Inc.	24,130	1,531
*	Crown Holdings Inc.	57,229	1,433
	FMC Corp.	24,469	1,405
	Allegheny Technologies Inc.	31,353	1,385
	Eastman Chemical Co.	25,675	1,370
	Martin Marietta Materials Inc.	16,085	1,364
	MeadWestvaco Corp.	60,829	1,350
*	Pactiv Corp.	46,841	1,304
	Celanese Corp. Class A	51,642	1,286
	Ashland Inc.	26,258	1,219
	International Flavors &
	Fragrances Inc.	28,115	1,193
	Albemarle Corp.	29,142	1,157
	Walter Energy Inc.	18,969	1,154
	Sealed Air Corp.	56,345	1,111
	Sonoco Products Co.	35,526	1,083

			Market
			Value•
		Shares	($000)
	Bemis Co. Inc.	38,405	1,037
	Valspar Corp.	33,521	1,010
	Nalco Holding Co.	49,149	1,006
	Steel Dynamics Inc.	72,762	960
	Reliance Steel &
	Aluminum Co.	24,876	899
	Scotts Miracle-Gro Co.
	Class A	16,564	736
*	Titanium Metals Corp.	31,996	563
	Greif Inc. Class A	8,736	485
			41,327
Telecommunication Services (1.4%)
*	NII Holdings Inc.	59,186	1,925
	Windstream Corp.	171,171	1,807
*	SBA Communications Corp.
	Class A	39,361	1,339
	Frontier
	Communications Corp.	111,050	789
*	MetroPCS
	Communications Inc.	87,517	717
*	Level 3
	Communications Inc.	583,617	636
	Telephone & Data
	Systems Inc.	19,438	591
	Telephone & Data
	Systems Inc.–
	Special Common Shares	14,085	374
*	United States Cellular Corp.	6,588	271
*	Clearwire Corp. Class A	35,148	256
			8,705
Utilities (7.0%)
	Questar Corp.	61,800	2,811
	DTE Energy Co.	58,787	2,681
	Constellation Energy
	Group Inc.	67,762	2,185
	Wisconsin Energy Corp.	41,503	2,106
*	NRG Energy Inc.	92,983	1,972
	CenterPoint Energy Inc.	140,487	1,849
	EQT Corp.	48,507	1,753
*	Calpine Corp.	125,476	1,596
	Northeast Utilities	62,276	1,587
	Oneok Inc.	35,724	1,545
	SCANA Corp.	41,513	1,485
	NiSource Inc.	98,031	1,421
	Pinnacle West Capital Corp.	38,201	1,389
	NSTAR	37,823	1,324
	American Water
	Works Co. Inc.	61,815	1,273
	OGE Energy Corp.	34,423	1,259
	Allegheny Energy Inc.	60,254	1,246
	Alliant Energy Corp.	39,194	1,244
	Pepco Holdings Inc.	78,941	1,238
	CMS Energy Corp.	81,359	1,192
	Integrys Energy Group Inc.	27,149	1,188
	MDU Resources Group Inc.	63,372	1,143
	National Fuel Gas Co.	24,441	1,121
	TECO Energy Inc.	72,105	1,087
	Energen Corp.	24,154	1,071
	DPL Inc.	42,212	1,009
	NV Energy Inc.	83,436	985
	UGI Corp.	38,648	983
	AGL Resources Inc.	27,423	982
	Aqua America Inc.	48,472	857
*	Mirant Corp.	51,137	540
			44,122
Total Common Stocks
(Cost $733,930)			632,314

6

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
2,3 Vanguard Market
Liquidity Fund, 0.286%	2,837,123	2,837

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4,5 Freddie Mac
Discount Notes,
0.320%, 9/7/10	150	150
Total Temporary Cash Investments
(Cost $2,987)		2,987
Total Investments (100.3%)
(Cost $736,917)		635,301
Other Assets and Liabilities (–0.3%)
Other Assets		906
Liabilities[3]		(3,028)
		(2,122)
Net Assets (100%)
Applicable to 54,357,779 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		633,179
Net Asset Value Per Share		$11.65

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	772,923
Undistributed Net Investment Income	1,708
Accumulated Net Realized Losses	(39,804)
Unrealized Appreciation (Depreciation)
Investment Securities	(101,616)
Futures Contracts	(32)
Net Assets	633,179

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $834,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $863,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $150,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends	3,967
Interest[1]	3
Security Lending	59
Total Income	4,029
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative	785
Marketing and Distribution	73
Custodian Fees	35
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	958
Net Investment Income	3,071
Realized Net Gain (Loss)
Investment Securities Sold	5,744
Futures Contracts	106
Realized Net Gain (Loss)	5,850
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(24,123)
Futures Contracts	(46)
Change in Unrealized Appreciation
(Depreciation)	(24,169)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,248)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,071	6,526
Realized Net Gain (Loss)	5,850	(41,187)
Change in Unrealized Appreciation (Depreciation)	(24,169)	219,209
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,248)	184,548
Distributions
Net Investment Income	(6,515)	(8,890)
Realized Capital Gain	—	(22,226)
Total Distributions	(6,515)	(31,116)
Capital Share Transactions
Issued	64,645	84,712
Issued in Lieu of Cash Distributions	6,515	31,116
Redeemed	(58,807)	(96,524)
Net Increase (Decrease) from Capital Share Transactions	12,353	19,304
Total Increase (Decrease)	(9,410)	172,736
Net Assets
Beginning of Period	642,589	469,853
End of Period[2]	633,179	642,589

1 Interest income from an affiliated company of the portfolio was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,708,000 and $5,152,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.02	$9.22	$18.58	$19.85	$18.35	$16.27
Investment Operations
Net Investment Income	.056	.128	.180	.240	.250	.210
Net Realized and Unrealized Gain (Loss)
on Investments	(.305)	3.302	(7.090)	.940	2.220	2.040
Total from Investment Operations	(.249)	3.430	(6.910)	1.180	2.470	2.250
Distributions
Dividends from Net Investment Income	(.121)	(.180)	(.250)	(.260)	(.200)	(.170)
Distributions from Realized Capital Gains	—	(.450)	(2.200)	(2.190)	(.770)	—
Total Distributions	(.121)	(.630)	(2.450)	(2.450)	(.970)	(.170)
Net Asset Value, End of Period	$11.65	$12.02	$9.22	$18.58	$19.85	$18.35

Total Return	–2.17%	40.37%	–41.81%	6.14%	13.75%	13.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$633	$643	$470	$841	$797	$677
Ratio of Total Expenses to
Average Net Assets	0.28%[1]	0.29%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.91%[1]	1.25%	1.26%	1.25%	1.39%	1.30%
Portfolio Turnover Rate	20%[1]	29%	32%	35%	35%	21%
1 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully

9

Vanguard Mid-Cap Index Portfolio

invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	632,314	—	—
Temporary Cash Investments	2,837	150	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	635,146	150	—
1 Represents variation margin on the last day of the reporting period.

10

Vanguard Mid-Cap Index Portfolio

D. At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	September 2010	13	923	(32)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $44,085,000 to offset future net capital gains through December 31, 2017. In addition, the portfolio realized losses of $1,270,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $736,917,000. Net unrealized depreciation of investment securities for tax purposes was $101,616,000, consisting of unrealized gains of $56,574,000 on securities that had risen in value since their purchase and $158,190,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2010, the portfolio purchased $77,652,000 of investment securities and sold $67,817,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	5,073	8,769
Issued in Lieu of Cash Distributions	502	3,790
Redeemed	(4,694)	(10,021)
Net Increase (Decrease) in Shares Outstanding	881	2,538

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$978.26	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.40

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Money Market Portfolio

Money market yields remained at historic lows as a result of the Federal Reserve Board’s ongoing efforts to stimulate the economy. The Money Market Portfolio’s return of 0.10% for the six months ended June 30, 2010, was disappointing, but still better than the returns for its benchmark index and peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses. As is expected, but not guaranteed, the portfolio maintained a net asset value of $1 per share.

As of June 30, the portfolio’s 7-day SEC yield was 0.26%, up from 0.23% six months earlier.

Yields still squeezed by Federal Reserve policy
The Money Market Portfolio’s yields have dropped in tandem with the short-term interest rates set by the Federal Reserve. In response to the financial crisis and ailing economy, the Fed began cutting short-term interest rates in September 2007. Since December 2008, the target federal funds rate has stood at a record low of between 0% and 0.25%. The Fed has not hinted at when it will raise rates, maintaining the position that its actions are necessary to keep the slow economic recovery on track.

Compared with its benchmark and peers, the portfolio benefits from its strong portfolio management and emphasis on high-quality securities and low costs. (During this period of unusually low interest rates, the portfolio’s trustees have agreed to limit certain net expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield. Vanguard and the portfolio’s board of trustees may terminate this temporary expense limitation at any time.) The portfolio focuses on securities suitable for a liquid, short-term savings instrument. Because of its low costs, the portfolio isn’t forced to stretch for riskier, higher-yielding securities in an effort to maintain competitive after-cost yields. In the current environment of microscopic short-term interest rates, the benefits of the portfolio’s high-quality, low-

cost orientation may be hard to see, but these characteristics have been important allies over time.

Based on recommendations from the Investment Company Institute’s Money Market Working Group, the Securities and Exchange Commission instituted revised rules governing money markets during the recent six-month period. The average weighted maturity for money market funds was adjusted from a maximum of 90 days down to a maximum of 60 days. While the rule may curtail yield a bit, it also gives the portfolio even more liquidity and safety.

Security is job one for money market funds
The Money Market Portfolio, despite its recent tiny yields, still serves a highly important purpose for investors who desire a secure, efficient, and liquid vehicle for saving. Vanguard Fixed Income Group brings decades of experience and skill to its management of the portfolio.

While a money market portfolio isn’t designed to play a large role in a long-term investment plan, it does play a useful one. In contrast to the volatility that often accompanies stocks and bonds, money market portfolios can offer a safe haven amid market turbulence. With its rock-bottom costs and high-quality securities, the Money Market Portfolio can be a valuable option for your short-term savings needs.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.26%)	0.10%
Citigroup 3-Month U.S. Treasury Bill Index	0.06
Money Market Funds Average[1]	0.00

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Money
		Market Funds
	Portfolio	Average
Money Market Portfolio	0.19%	0.77%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2010

Financial Attributes
Yield[1]	0.3%
Average Weighted Maturity	54 days
Expense Ratio[2]	0.19%

Sector Diversification[3] (% of portfolio)
Finance
Commercial Paper	13.6%
Certificates of Deposit	32.8
Treasury/Agency	49.7
Municipal Securities	2.1
Other	1.8

Distribution by Credit Quality (% of portfolio)
Aaa	53.4%
Aa	38.5
A	8.1

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issuer are obtained from Moody’s Investors Service and Standard & Poor’s. Issuer long-term ratings are mapped to each issue, and the lower rating is used. Unrated securities are determined to be of comparable quality to a rated security in accordance with SEC Rule 2a-7 under the Investment Company Act of 1940.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.18%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s 7-day SEC yield as of June 30, 2010, was 0.26%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.25%	3.12%	2.86%

1 Six months ended June 30, 2010.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

3

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information). In addition, the portfolio publishes its holdings on a monthly basis at www.vanguard.com.

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (51.1%)
2	Fannie Mae Discount Notes	0.250%	7/6/10	1,500	1,500
2	Fannie Mae Discount Notes	0.230%	7/9/10	5,000	5,000
2	Fannie Mae Discount Notes	0.200%–
		0.230%	7/21/10	17,500	17,498
2	Fannie Mae Discount Notes	0.200%	8/2/10	2,600	2,599
2	Fannie Mae Discount Notes	0.200%	8/3/10	2,200	2,200
2	Fannie Mae Discount Notes	0.180%	8/9/10	1,000	1,000
2	Fannie Mae Discount Notes	0.190%–
		0.220%	8/11/10	22,100	22,095
2	Fannie Mae Discount Notes	0.220%	8/18/10	10,000	9,997
2	Fannie Mae Discount Notes	0.245%	8/25/10	3,800	3,799
2	Fannie Mae Discount Notes	0.210%–
		0.215%	9/20/10	6,699	6,696
2	Fannie Mae Discount Notes	0.210%	10/13/10	2,200	2,199
2	Fannie Mae Discount Notes	0.210%	10/20/10	10,300	10,293
2	Federal Home Loan Bank
	Discount Notes	0.190%	7/2/10	15,000	15,000
2	Federal Home Loan Bank
	Discount Notes	0.250%	7/21/10	3,000	3,000
2	Federal Home Loan Bank
	Discount Notes	0.210%	7/26/10	6,000	5,999
2	Federal Home Loan Bank
	Discount Notes	0.240%	8/4/10	3,200	3,199
2	Federal Home Loan Bank
	Discount Notes	0.200%	8/11/10	1,100	1,100
2	Federal Home Loan Bank
	Discount Notes	0.190%–
		0.200%	8/13/10	5,625	5,624
2	Federal Home Loan Bank
	Discount Notes	0.245%	8/18/10	5,300	5,298
2	Federal Home Loan Bank
	Discount Notes	0.200%	9/10/10	3,000	2,999
2	Federal Home Loan Bank
	Discount Notes	0.240%	9/24/10	1,000	999
2,3	Federal Home Loan Banks	0.000%	8/9/10	7,000	6,997
2,3	Federal Home Loan Banks	0.293%	8/13/10	18,190	18,187
2,3	Federal Home Loan
	Mortgage Corp.	0.341%	7/7/10	56,630	56,627
2,3	Federal Home Loan
	Mortgage Corp.	0.277%	8/5/10	15,000	14,998
2,3	Federal National
	Mortgage Assn.	0.247%	7/27/10	15,000	14,993
2,3	Federal National
	Mortgage Assn.	0.303%	8/13/10	40,000	39,996
2	Freddie Mac Discount Notes	0.250%	7/6/10	8,500	8,500
2	Freddie Mac Discount Notes	0.220%	7/12/10	379	379
2	Freddie Mac Discount Notes	0.200%	7/15/10	28,000	27,998
2	Freddie Mac Discount Notes	0.200%	7/16/10	28,000	27,998
2	Freddie Mac Discount Notes	0.230%	8/9/10	6,000	5,998
2	Freddie Mac Discount Notes	0.220%	8/19/10	10,000	9,997
2	Freddie Mac Discount Notes	0.220%	8/20/10	10,000	9,997
2	Freddie Mac Discount Notes	0.321%	9/7/10	13,000	12,992
2	Freddie Mac Discount Notes	0.270%	9/13/10	20,000	19,989

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
2	Freddie Mac Discount Notes	0.250%	10/6/10	15,000	14,990
2	Freddie Mac Discount Notes	0.250%	10/7/10	15,000	14,990
	United States Treasury Bill	0.200%	7/1/10	25,000	25,000
	United States Treasury Bill	0.160%	8/19/10	30,000	29,993
	United States Treasury Bill	0.190%	8/26/10	5,000	4,998
	United States Treasury Bill	0.130%	9/9/10	50,000	49,987
	United States Treasury Bill	0.242%	9/16/10	25,000	24,987
	United States Treasury Bill	0.240%	9/23/10	30,000	29,983
	United States Treasury Bill	0.161%	9/30/10	25,000	24,990
	United States Treasury Bill	0.267%	10/7/10	12,000	11,991
Total U.S. Government and Agency Obligations (Cost $635,649)					635,649
Commercial Paper (14.0%)
Finance - Auto (1.7%)
	American Honda Finance Corp.	0.370%–
		0.390%	9/2/10	4,000	3,997
	American Honda Finance Corp.	0.360%–
		0.370%	9/7/10	1,500	1,499
	Toyota Credit Canada Inc.	0.280%	7/27/10	500	500
	Toyota Credit Canada Inc.	0.601%	8/20/10	500	500
	Toyota Credit Canada Inc.	0.601%	8/24/10	500	499
	Toyota Motor Credit Corp.	0.280%	7/6/10	2,000	2,000
	Toyota Motor Credit Corp.	0.501%	8/13/10	2,300	2,299
	Toyota Motor Credit Corp.	0.571%	8/24/10	2,000	1,998
	Toyota Motor Credit Corp.	0.571%	8/25/10	2,000	1,998
	Toyota Motor Credit Corp.	0.571%	8/26/10	2,000	1,998
	Toyota Motor Credit Corp.	0.571%	8/30/10	1,500	1,499
	Toyota Motor Credit Corp.	0.571%	8/31/10	1,500	1,499
	Toyota Motor Credit Corp.	0.571%	9/1/10	1,000	999
					21,285
Finance - Other (1.8%)
	General Electric Capital Corp.	0.481%	9/1/10	5,000	4,996
	General Electric Capital Corp.	0.351%	9/20/10	7,000	6,994
	General Electric Capital Corp.	0.351%	9/27/10	8,000	7,993
	General Electric Capital Corp.	0.421%	10/25/10	3,000	2,996
					22,979
Foreign Banks (6.8%)
	Abbey National NA LLC	0.600%	9/21/10	6,000	6,000
4	Australia & New Zealand
	Banking Group, Ltd.	0.280%	8/5/10	3,090	3,089
4	Commonwealth Bank
	of Australia	0.280%	8/18/10	1,000	1,000
4	Commonwealth Bank
	of Australia	0.461%	9/15/10	5,200	5,195
4	Danske Corp.	0.280%	7/22/10	9,265	9,264
4	Danske Corp.	0.400%	8/20/10	4,000	3,998
4	Danske Corp.	0.516%	9/15/10	5,000	4,995
4	Danske Corp.	0.518%	9/16/10	5,000	4,994
4	Danske Corp.	0.591%	9/29/10	18,000	17,973
4	DNB NOR Bank ASA	0.531%	9/7/10	2,000	1,998
4	Westpac Banking Corp.	0.270%	7/12/10	3,000	3,000
4	Westpac Banking Corp.	0.280%	7/15/10	10,000	9,999
4	Westpac Banking Corp.	0.301%	9/9/10	13,000	12,992
					84,497

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Foreign Industrial (3.7%)
4	Nestle Capital Corp.	0.250%	7/12/10	4,800	4,800
4	Nestle Capital Corp.	0.390%	8/23/10	1,800	1,799
4	Nestle Capital Corp.	0.270%	9/1/10	1,500	1,499
4	Nestle Capital Corp.	0.380%	9/3/10	1,000	999
4	Nestle Capital Corp.	0.301%–
		0.451%	9/8/10	4,795	4,792
4	Nestle Capital Corp.	0.301%	9/13/10	10,000	9,994
4	Nestle Capital Corp.	0.390%	10/1/10	2,700	2,697
	Nestle Finance International
	Ltd.	0.215%	7/19/10	4,000	4,000
	Nestle Finance International
	Ltd.	0.410%	8/26/10	5,000	4,997
	Nestle Finance International
	Ltd.	0.446%	8/27/10	1,000	999
	Nestle Finance International
	Ltd.	0.390%	10/1/10	4,000	3,996
4	Total Capital Canada, Ltd.	0.260%	7/8/10	3,000	3,000
4	Total Capital Canada, Ltd.	0.350%	8/9/10	1,000	1,000
4	Total Capital Canada, Ltd.	0.451%	8/26/10	1,000	999
					45,571
Total Commercial Paper (Cost $174,332)					174,332
Certificates of Deposit (33.7%)
Domestic Banks (3.4%)
	Nordea Bank Finland PLC
	(New York Branch)	0.760%	9/22/10	10,200	10,206
	State Street Bank & Trust Co.	0.280%	7/22/10	5,000	5,000
	State Street Bank & Trust Co.	0.320%	9/7/10	10,000	10,000
	State Street Bank & Trust Co.	0.320%	9/10/10	5,000	5,000
	State Street Bank & Trust Co.	0.400%	10/18/10	5,000	5,000
	State Street Bank & Trust Co.	0.450%	11/2/10	2,000	2,000
	State Street Bank & Trust Co.	0.540%	11/9/10	5,000	5,000
					42,206
Eurodollar Certificates of Deposit (12.4%)
	Australia & New Zealand
	Banking Group, Ltd.	0.280%	7/14/10	5,000	5,000
	Australia & New Zealand
	Banking Group, Ltd.	0.350%	8/5/10	6,000	6,000
	Australia & New Zealand
	Banking Group, Ltd.	0.280%	8/10/10	3,000	3,000
	Australia & New Zealand
	Banking Group, Ltd.	0.280%	8/18/10	1,000	1,000
	Australia & New Zealand
	Banking Group, Ltd.	0.280%	8/20/10	1,000	1,000
	Australia & New Zealand
	Banking Group, Ltd.	0.280%	8/23/10	3,000	3,000
	Australia & New Zealand
	Banking Group, Ltd.	0.450%	11/8/10	3,000	3,000
	Bank of Nova Scotia	0.420%	10/29/10	7,000	7,000
	Commonwealth Bank
	of Australia	0.280%	7/8/10	7,000	7,000
	Commonwealth Bank
	of Australia	0.305%	9/10/10	5,000	5,000
	Commonwealth Bank
	of Australia	0.480%	9/15/10	8,000	8,000
	Credit Agricole S.A.	0.310%	7/13/10	5,000	5,000
	Credit Agricole S.A.	0.300%	7/22/10	5,000	5,000
	Credit Agricole S.A.	0.310%	7/26/10	5,000	5,000
	DNB NOR Bank ASA
	(London Branch)	0.480%	9/24/10	4,000	4,000
	HSBC Bank PLC	0.290%	7/23/10	5,000	5,000
	HSBC Bank PLC	0.330%	9/20/10	6,000	6,000
	HSBC Bank PLC	0.350%	9/24/10	6,000	6,000
	HSBC Bank PLC	0.360%	10/1/10	6,000	6,000
	HSBC Bank PLC	0.400%	10/22/10	6,000	6,000
	HSBC Bank PLC	0.500%	11/12/10	4,000	4,000

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
ING Bank N.V.	0.420%	8/11/10	6,000	6,000
ING Bank N.V.	0.420%	8/13/10	6,000	6,000
National Australia Bank Ltd.	0.280%	7/7/10	5,000	5,000
National Australia Bank Ltd.	0.300%	7/22/10	10,000	10,000
National Australia Bank Ltd.	0.350%	8/5/10	6,000	6,000
National Australia Bank Ltd.	0.480%	9/17/10	12,000	12,000
National Australia Bank Ltd.	0.470%	9/22/10	4,000	4,000
Toronto-Dominion Bank	0.300%	7/16/10	4,000	4,000
				154,000
Yankee Certificates of Deposit (17.9%)
Abbey National Treasury
Services PLC (US Branch)	0.310%	8/23/10	3,000	3,000
Abbey National Treasury
Services PLC (US Branch)	0.500%	8/23/10	10,000	10,000
Bank of Montreal
(Chicago Branch)	0.270%	7/9/10	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.290%	7/20/10	3,000	3,000
Bank of Montreal
(Chicago Branch)	0.300%	7/23/10	3,000	3,000
Bank of Nova Scotia
(Houston Branch)	0.280%	8/2/10	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.280%	8/2/10	4,500	4,500
Bank of Nova Scotia
(Houston Branch)	0.470%	8/5/10	3,000	3,000
Bank of Nova Scotia
(Houston Branch)	0.480%	9/1/10	6,000	6,000
Credit Suisse
(New York Branch)	0.400%	7/26/10	6,000	6,000
DNB NOR Bank ASA
(New York Branch)	0.400%	8/9/10	6,000	6,000
DNB NOR Bank ASA
(New York Branch)	0.390%	8/11/10	6,000	6,000
DNB NOR Bank ASA
(New York Branch)	0.500%	9/16/10	6,000	6,000
Lloyds TSB Bank PLC
(New York Branch)	0.380%	8/10/10	12,000	12,000
Lloyds TSB Bank PLC
(New York Branch)	0.510%	9/10/10	6,000	6,000
Lloyds TSB Bank PLC
(New York Branch)	0.530%	9/14/10	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.490%	9/15/10	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.470%	11/4/10	6,000	6,000
Nordea Bank Finland PLC
(New York Branch)	0.500%	11/5/10	6,000	6,000
Nordea Bank Finland PLC
(New York Branch)	0.520%	11/10/10	4,000	4,000
Rabobank Nederland NV
(New York Branch)	0.280%	8/5/10	7,000	7,000
Rabobank Nederland NV
(New York Branch)	0.800%	8/9/10	1,000	1,001
Rabobank Nederland NV
(New York Branch)	0.280%	8/18/10	4,000	4,000
Rabobank Nederland NV
(New York Branch)	0.300%	9/7/10	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.360%	9/7/10	3,500	3,500
Royal Bank of Canada
(New York Branch)	0.250%	7/22/10	4,000	4,000
Royal Bank of Canada
(New York Branch)	0.360%	8/12/10	10,600	10,600
Royal Bank of Scotland PLC
(Connecticut Branch)	0.300%	7/8/10	5,000	5,000
Royal Bank of Scotland PLC
(Connecticut Branch)	0.500%	7/26/10	8,000	8,000

5

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Royal Bank of Scotland PLC
	(Connecticut Branch)	0.400%	8/6/10	9,000	9,000
	Svenska Handelsbanken
	(New York Branch)	0.520%	9/2/10	8,000	8,000
	Svenska Handelsbanken
	(New York Branch)	0.490%	9/13/10	4,000	4,000
	Svenska Handelsbanken
	(New York Branch)	0.490%	9/14/10	10,000	10,000
	Svenska Handelsbanken
	(New York Branch)	0.350%	9/24/10	6,000	6,000
	Toronto Dominion Bank
	(New York Branch)	0.260%	7/14/10	1,600	1,600
	Toronto Dominion Bank
	(New York Branch)	0.290%	7/21/10	3,000	3,000
	Toronto Dominion Bank
	(New York Branch)	0.260%	8/3/10	2,000	2,000
	Toronto Dominion Bank
	(New York Branch)	0.480%	8/27/10	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.400%	10/28/10	6,000	6,000
	Toronto Dominion Bank
	(New York Branch)	0.450%	11/5/10	5,800	5,800
	Toronto Dominion Bank
	(New York Branch)	0.530%	11/10/10	4,000	4,000
					223,001
Total Certificates of Deposit (Cost $419,207)					419,207
Repurchase Agreements (0.5%)
	Barclays Capital Inc.
	(Dated 6/30/10, Repurchase
	Value $3,154,000, collateralized
	by U.S. Treasury Bond,
	6.000%, 2/15/26)	0.020%	7/1/10	3,154	3,154
	Barclays Capital Inc.
	(Dated 6/22/10, Repurchase Value
	$3,001,000, collateralized by
	Federal Home Loan
	Bank 0.500%, 10/18/10)	0.190%	7/26/10	3,000	3,000
Total Repurchase Agreements (Cost $6,154)					6,154
Tax-Exempt Municipal Bonds (2.2%)
3	Ascension Parish LA Ind. Dev.
	Board Rev. (Geismar Project)
	VRDO	0.200%	7/7/10	1,000	1,000
3	Board of Regents of the
	Univ. of Texas System Rev.
	Financing System VRDO	0.220%	7/7/10	1,000	1,000
3	Board of Regents of the
	Univ. of Texas System Rev.
	Financing System VRDO	0.200%	7/7/10	250	250
3	Boone County KY Pollution
	Rev. (Duke Energy Inc.
	Project) VRDO	0.180%	7/7/10	500	500
3	California Housing Finance
	Agency Home Mortgage
	Rev. VRDO	0.230%	7/7/10	200	200
3	California Infrastructure &
	Econ. Dev. Bank Rev.
	(Orange County
	Performing) VRDO	0.250%	7/7/10	400	400
3	California State Dept. of
	Water Resources Power
	Supply Rev. VRDO	0.280%	7/7/10	400	400
3	California Statewide
	Communities Dev. Auth.
	Rev. (Los Angeles County
	Museum) VRDO	0.170%	7/7/10	250	250

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Connecticut State Health
	& Educ. Fac. Auth. Rev.
	(Yale Univ.) VRDO	0.150%	7/7/10	300	300
3	Curators of the Univ. of
	Missouri System Fac.
	Rev. VRDO	0.260%	7/7/10	1,000	1,000
3	Delaware River Port Auth.
	Pennsylvania & New Jersey
	Rev. VRDO	0.280%	7/7/10	700	700
3	Harris County TX Cultural
	Educ. Fac. Finance Corp.
	Rev. (Baylor College of
	Medicine) VRDO	0.200%	7/7/10	500	500
3	Idaho Housing & Finance
	Assn. Single Family Mortgage
	Rev. VRDO	0.240%	7/7/10	150	150
3	Illinois Finance Auth. Rev.
	(Carle Foundation) VRDO	0.260%	7/7/10	335	335
3	Loudoun County VA IDA Rev.
	(Howard Hughes Medical
	Institute) VRDO	0.150%	7/7/10	500	500
3	Maryland Health & Higher
	Educ. Fac. Auth. Rev. (Univ.
	Of Maryland Medical System)
	VRDO	0.260%	7/7/10	500	500
3	Massachusetts Health & Educ.
	Fac. Auth. Rev. (MIT) VRDO	0.220%	7/7/10	1,000	1,000
3	Miami-Dade County FL Special
	Obligation VRDO	0.170%	7/7/10	500	500
3	Missouri Health & Educ. Fac.
	Auth. Health Fac. Rev. (BJC
	Health System) VRDO	0.260%	7/7/10	500	500
3	New Hampshire Health &
	Educ. Fac. Auth. Rev.
	(Dartmouth College) VRDO	0.200%	7/7/10	225	225
3	New Jersey Econ. Dev. Auth.
	Rev. VRDO	0.180%	7/7/10	1,000	1,000
3	New Jersey Transp. Trust
	Fund Auth. Rev. VRDO	0.200%	7/7/10	400	400
3	New York City NY GO VRDO	0.200%	7/7/10	8,500	8,500
3	New York City NY GO VRDO	0.220%	7/7/10	100	100
3	New York State Housing
	Finance Agency Rev.
	(Clinton Green North) VRDO	0.250%	7/7/10	300	300
3	New York State Housing
	Finance Agency Rev.
	(West 31st Street) VRDO	0.250%	7/7/10	600	600
3	New York State Housing
	Finance Agency Rev. VRDO	0.190%	7/7/10	500	500
3	New York State Housing
	Finance Agency Rev. VRDO	0.240%	7/7/10	200	200
3	North Texas Tollway Auth.
	Rev. VRDO	0.220%	7/7/10	250	250
3	Pennsylvania Higher Educ.
	Fac. Auth. Rev. (Univ. of
	Pennsylvania Health System)
	VRDO	0.210%	7/7/10	600	600
3	Pittsburgh PA Water & Sewer
	Auth. Rev. VRDO	0.260%	7/7/10	700	700
3	Raleigh Durham NC Airport
	Auth. Rev. VRDO	0.290%	7/7/10	310	310
3	Rhode Island Health & Educ.
	Building Corp. Rev. (Brown
	Univ.) VRDO	0.210%	7/7/10	500	500
3,5	Seattle WA Muni. Light &
	Power Rev. TOB VRDO	0.400%	7/7/10	100	100

6

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	South Carolina Transp.
	Infrastructure Rev. VRDO	0.200%	7/7/10	500	500
3	Univ. of Texas Permanent
	Univ. Fund Rev. VRDO	0.200%	7/7/10	1,000	1,000
3	Univ. of Texas Rev. VRDO	0.220%	7/7/10	505	505
3	Utah Housing Corp. Single
	Family Mortgage Rev. VRDO	0.240%	7/7/10	250	250
3	Utah Housing Corp. Single
	Family Mortgage Rev. VRDO	0.240%	7/7/10	250	250
3	Washington Health Care Fac.
	Auth. (Swedish Health
	Services) VRDO	0.210%	7/7/10	250	250
Total Tax-Exempt Municipal Bonds (Cost $27,025)					27,025

				Shares
Money Market Fund (1.3%)
6	Vanguard Municipal Cash
	Management Fund
	(Cost $16,704)	0.256%		16,703,898	16,704
Total Investments (102.8%) (Cost $1,279,071)					1,279,071
Other Assets and Liabilities (–2.8%)
Other Assets					2,649
Liabilities					(37,140)
					(34,491)
Net Assets (100%)
Applicable to 1,244,179,840 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					1,244,580
Net Asset Value per Share					$1.00

At June 30, 2010, net assets consisted of:
					Amount
					($000)
Paid-in-Capital					1,244,180
Undistributed Net Investment Income					—
Accumulated Net Realized Gains					400
Net Assets					1,244,580

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2010, the aggregate value of these securities was $110,076,000, representing 8.8% of net assets.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of this security represented 0.0% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Interest	1,714
Total Income	1,714
Expenses
The Vanguard Group—Note B
Investment Advisory Services	34
Management and Administrative	905
Marketing and Distribution	211
Custodian Fees	13
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,174
Expense Reduction—Note B	(783)
Net Expenses	391
Net Investment Income	1,323
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,323

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,323	12,101
Realized Net Gain (Loss)	—	117
Net Increase (Decrease) in Net Assets Resulting from Operations	1,323	12,218
Distributions
Net Investment Income	(1,323)	(12,101)
Realized Capital Gain	—	—
Total Distributions	(1,323)	(12,101)
Capital Share Transactions (at $1.00)
Issued	244,340	587,046
Issued in Lieu of Cash Distributions	1,323	12,101
Redeemed	(415,923)	(1,291,719)
Net Increase (Decrease) from Capital Share Transactions	(170,260)	(692,572)
Total Increase (Decrease)	(170,260)	(692,455)
Net Assets
Beginning of Period	1,414,840	2,107,295
End of Period	1,244,580	1,414,840

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Money Market Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.006	.028	.051	.049	.031
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.006	.028	.051	.049	.031
Distributions
Dividends from Net Investment Income	(.001)	(.006)	(.028)	(.051)	(.049)	(.031)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.001)	(.006)	(.028)	(.051)	(.049)	(.031)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.10%	0.62%	2.83%	5.25%	5.03%	3.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,245	$1,415	$2,107	$1,736	$1,310	$939
Ratio of Expenses to
Average Net Assets	0.06%[1,2]	0.19%[3]	0.16%[3]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.20%[1]	0.67%	2.78%	5.12%	4.96%	3.14%

1 Annualized.
2 The ratio of total expenses to average net assets before an expense reduction was 0.18%. See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

9

Vanguard Money Market Portfolio

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. Beginning in July 2009, Vanguard and the board of trustees agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the six months ended June 30, 2010, Vanguard’s management and administrative expenses were reduced by $783,000 (an effective annual rate of 0.12% of the portfolio’s average net assets).

The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $242,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

10

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,001.01	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.18% and the expenses paid in the actual and hypothetical examples above would have been $0.89 and $0.90, respectively.

11

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, slightly outperforming its peer-group average, and that its results have been consistent with its investment objective. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

12

Vanguard® REIT Index Portfolio

For the six months ended June 30, 2010, Vanguard REIT Index Portfolio returned 5.57%. The portfolio’s performance was in line with that of its benchmark and ahead of the average return of competitive real estate funds.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs shrug off a major market decline
Returns for the REIT Index Portfolio were a mirror image of the broad stock market’s performance during the half-year. While stocks in general returned about –6%, the REIT Index Portfolio rose about 6%, despite the steep slump in both the broad stock market and the REIT stock sector during May and June.

Investors have been drawn to REITs for several reasons, including their purchases, at attractive prices, of properties that had commanded elevated prices during the pre-financial-crisis real estate splurge and their relatively higher yields (the REIT Index Portfolio’s dividend yield at June 30 was 4.1%, about double that of the broad stock market, although the two measures are not directly comparable as explained on the Portfolio Profile).

A strengthening of industry balance sheets that has allowed some REITs to reinstate cash dividends that had been cut in reaction to the financial crisis has also improved their allure.

The major contributors to the portfolio’s return during the six months were residential, retail, and specialized REITs.

Residential REITs, which invest in apartment buildings, benefited from strong demand for rental units as falling residential home prices discouraged home purchasers fearful of further price declines. Consumer spending, though modest, helped retail REITs, which include higher-end regional malls among their investments. Although retail REITs have had to lower rents in response to the slow-growth economy, they have been able to keep their mall properties filled, as the reduced rents have drawn retailers from lower-quality properties. Specialized REITs, which invest in hotels, self-storage firms, and health care facilities, were helped by stronger-than-expected business and vacation travel during the period.

The industrial REITs category was the only detractor from return. This was mainly because the stock of international warehouse developer ProLogis (–24%) fell after the company announced lower earnings expectations.

Diversification can be the key to successful long-term performance
The REIT Index Portfolio provides excellent low-cost and diversified exposure to the real estate market—and it can provide a welcome counterbalance to trends in the broader stock market, as was the case during the half-year. As a solitary investment, however, any portfolio that focuses on a single sector would likely be riskier and more unpredictable than the overall U.S. stock market over the long term.

That is why we believe that a diversified portfolio—balanced both across and within asset classes—can help you tap the market’s top-performing assets while softening the blows from the worst performers. The REIT Index Portfolio can serve as an important component of such an investment plan.

Total Returns
Six Months Ended
June 30, 2010
Vanguard REIT Index Portfolio	5.57%
MSCI US REIT Index	5.70
Real Estate Funds Average[1]	5.30

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.31%	1.43%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	98	98	4,114
Median Market Cap	$4.5B	$4.5B	$25.2B
Price/Earnings Ratio	387.7x	388.5x	17.6x
Price/Book Ratio	1.8x	1.8x	1.9x
Yield[3]	4.1%	4.1%	2.0%
Return on Equity	7.1%	7.1%	19.1%
Earnings Growth Rate	–5.1%	–5.1%	6.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	17%	—	—
Expense Ratio[5]	0.31%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.72
Beta	1.00	1.60

Portfolio Allocation by REIT Type
Specialized	28.1%
Retail	24.9
Office	16.9
Residential	16.4
Diversified	8.5
Industrial	5.2

Ten Largest Holdings[7] (% of total net assets)
Simon Property Group Inc. REIT	9.5%
Public Storage REIT	5.2
Vornado Realty Trust REIT	4.8
Equity Residential REIT	4.8
Boston Properties Inc. REIT	4.0
HCP Inc. REIT	3.9
Host Hotels & Resorts Inc. REIT	3.5
AvalonBay Communities Inc. REIT	3.1
Ventas Inc. REIT	3.0
Kimco Realty Corp. REIT	2.2
Top Ten	44.0%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the portfolio. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.30%.
6 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	54.82%	0.28%	9.45%

1 Six months ended June 30, 2010.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.1%)
Diversified REITs (8.5%)
Vornado Realty Trust	244,075	17,805
Liberty Property Trust	168,696	4,867
Washington Real Estate
Investment Trust	89,444	2,468
PS Business Parks Inc.	29,175	1,627
Colonial Properties Trust	95,211	1,383
Investors Real Estate Trust	109,476	967
Cousins Properties Inc.	136,159	918
Retail Opportunity
Investments Corp.	62,455	603
CapLease Inc.	77,772	359
Winthrop Realty Trust	26,107	334
		31,331
Industrial REITs (5.2%)
ProLogis	709,075	7,183
AMB Property Corp.	247,875	5,877
DuPont Fabros
Technology Inc.	85,392	2,097
EastGroup Properties Inc.	40,114	1,427
DCT Industrial Trust Inc.	312,498	1,413
First Potomac
Realty Trust	54,469	783
* First Industrial
Realty Trust Inc.	83,459	402
		19,182
Office REITs (16.9%)
Boston Properties Inc.	207,969	14,837
Digital Realty Trust Inc.	126,869	7,318
SL Green Realty Corp.	116,386	6,406
Duke Realty Corp.	370,718	4,208
Alexandria Real Estate
Equities Inc.	65,510	4,151
Mack-Cali Realty Corp.	118,422	3,521
Corporate Office
Properties Trust SBI	87,356	3,299
Highwoods Properties Inc.	106,199	2,948
BioMed Realty Trust Inc.	166,655	2,682
CommonWealth REIT	379,611	2,357
Douglas Emmett Inc.	163,746	2,328
Kilroy Realty Corp.	76,464	2,273
Brandywine Realty Trust	192,381	2,068
Franklin Street
Properties Corp.	107,226	1,266
Lexington Realty Trust	167,224	1,005
Government Properties
Income Trust	32,763	836
Parkway Properties Inc.	32,536	474
		61,977
Residential REITs (16.4%)
Equity Residential	421,734	17,561
AvalonBay Communities Inc.	121,944	11,386
UDR Inc.	233,220	4,462
Essex Property Trust Inc.	44,413	4,332

		Market
		Value•
	Shares	($000)
Camden Property Trust	96,445	3,940
BRE Properties Inc.	93,667	3,459
Apartment Investment &
Management Co.	175,027	3,390
Home Properties Inc.	52,296	2,357
Mid-America Apartment
Communities Inc.	43,734	2,251
American Campus
Communities Inc.	78,155	2,133
Equity Lifestyle
Properties Inc.	43,033	2,075
Post Properties Inc.	72,779	1,654
Sun Communities Inc.	25,470	661
Education Realty Trust Inc.	85,041	513
		60,174
Retail REITs (25.0%)
Simon Property Group Inc.	433,817	35,031
Kimco Realty Corp.	606,879	8,156
Macerich Co.	192,670	7,190
Federal Realty
Investment Trust	91,611	6,438
^ Realty Income Corp.	156,402	4,744
Regency Centers Corp.	121,912	4,194
Weingarten Realty
Investors	170,522	3,248
Developers Diversified
Realty Corp.	317,087	3,139
Taubman Centers Inc.	81,294	3,059
National Retail
Properties Inc.	123,996	2,658
Tanger Factory
Outlet Centers	60,235	2,493
CBL & Associates
Properties Inc.	195,889	2,437
Alexander’s Inc.	3,426	1,038
Acadia Realty Trust	59,175	995
Equity One Inc.	62,182	970
Pennsylvania Real Estate
Investment Trust	76,315	933
Inland Real Estate Corp.	115,629	916
Saul Centers Inc.	20,315	825
Getty Realty Corp.	33,022	740
Glimcher Realty Trust	103,469	619
Ramco-Gershenson
Properties Trust	52,804	533
Cedar Shopping Centers Inc.	82,025	494
Urstadt Biddle
Properties Inc.
Class A	26,113	421
Kite Realty Group Trust	94,278	394
		91,665
Specialized REITs (28.1%)
Public Storage	215,692	18,962
HCP Inc.	439,684	14,180
Host Hotels & Resorts Inc.	944,306	12,729

			Market
			Value•
		Shares	($000)
	Ventas Inc.	234,606	11,015
	Health Care REIT Inc.	184,911	7,788
	Nationwide Health
	Properties Inc.	175,571	6,280
	Hospitality Properties Trust	184,389	3,891
	Senior Housing
	Properties Trust	190,381	3,829
	Omega Healthcare
	Investors Inc.	135,226	2,695
	Entertainment
	Properties Trust	69,545	2,648
	LaSalle Hotel Properties	103,210	2,123
	Healthcare Realty Trust Inc.	91,896	2,019
	DiamondRock
	Hospitality Co.	226,542	1,862
	Extra Space Storage Inc.	123,116	1,711
	Medical Properties Trust Inc.	160,365	1,514
*	Sunstone Hotel
	Investors Inc.	146,974	1,459
	National Health
	Investors Inc.	37,192	1,434
	Sovran Self Storage Inc.	41,291	1,422
	U-Store-It Trust	124,172	926
*	Strategic Hotels &
	Resorts Inc.	210,551	924
	Hersha Hospitality Trust	188,747	853
	LTC Properties Inc.	32,935	799
*	FelCor Lodging Trust Inc.	139,046	694
	Universal Health Realty
	Income Trust	17,277	555
1	Pebblebrook Hotel Trust	29,153	550
*	Ashford Hospitality Trust Inc.	68,795	504
			103,366
Total Real Estate Investment
Trusts (Cost $500,563)			367,695
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
2,3	Vanguard Market
	Liquidity Fund, 0.286%
	(Cost $1,025)	1,024,572	1,025
Total Investments (100.4%)
(Cost $501,588)			368,720
Other Assets and Liabilities (–0.4%)
Other Assets			1,237
Liabilities[3]			(2,662)
			(1,425)
Net Assets (100%)
Applicable to 43,091,783 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			367,295
Net Asset Value Per Share			$8.52

4

Vanguard REIT Index Portfolio

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	501,787
Undistributed Net Investment Income	3,413
Accumulated Net Realized Losses	(5,037)
Unrealized Appreciation (Depreciation)	(132,868)
Net Assets	367,295

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $934,000.
1 Non-income-producing security—new issue that has not paid a dividend as of June 30, 2010.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $986,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends	5,050
Interest[1]	2
Security Lending	36
Total Income	5,088
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative	465
Marketing and Distribution	40
Custodian Fees	13
Shareholders’ Reports	8
Total Expenses	552
Net Investment Income	4,536
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,419
Investment Securities Sold	6,892
Realized Net Gain (Loss)	8,311
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,827
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,674

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,536	10,332
Realized Net Gain (Loss)	8,311	(13,255)
Change in Unrealized Appreciation (Depreciation)	3,827	79,104
Net Increase (Decrease) in Net Assets Resulting from Operations	16,674	76,181
Distributions
Net Investment Income	(10,426)	(12,390)
Realized Capital Gain[2]	—	(16,542)
Total Distributions	(10,426)	(28,932)
Capital Share Transactions
Issued	49,597	55,649
Issued in Lieu of Cash Distributions	10,426	28,932
Redeemed	(37,492)	(55,834)
Net Increase (Decrease) from Capital Share Transactions	22,531	28,747
Total Increase (Decrease)	28,779	75,996
Net Assets
Beginning of Period	338,516	262,520
End of Period[3]	367,295	338,516

1 Interest income from an affiliated company of the portfolio was $2,000.
2 Includes fiscal 2010 and 2009 short-term gain distributions totaling $0 and $1,139,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $3,413,000 and $9,303,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.30	$7.65	$18.92	$24.98	$20.26	$20.09
Investment Operations
Net Investment Income	.107	.267	.392[1]	.510[1]	.440	.500
Net Realized and Unrealized Gain (Loss)
on Investments	.369	1.247	(5.032)	(4.230)	6.280	1.530
Total from Investment Operations	.476	1.514	(4.640)	(3.720)	6.720	2.030
Distributions
Dividends from Net Investment Income	(.256)	(.370)	(.590)	(.460)	(.480)	(.580)
Distributions from Realized Capital Gains	—	(.494)	(6.040)	(1.880)	(1.520)	(1.280)
Total Distributions	(.256)	(.864)	(6.630)	(2.340)	(2.000)	(1.860)
Net Asset Value, End of Period	$8.52	$8.30	$7.65	$18.92	$24.98	$20.26

Total Return	5.57%	29.14%	–37.25%	–16.60%	34.93%	11.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$367	$339	$263	$404	$645	$453
Ratio of Total Expenses to
Average Net Assets	0.30%[2]	0.31%	0.30%	0.30%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.50%[2]	4.04%	3.24%	2.25%	2.14%	2.61%
Portfolio Turnover Rate	17%[2]	19%	15%	29%	19%	21%
1 Calculated based on average shares outstanding.
2 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7

Vanguard REIT Index Portfolio

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $75,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2010, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $13,344,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $501,588,000. Net unrealized depreciation of investment securities for tax purposes was $132,868,000, consisting of unrealized gains of $7,956,000 on securities that had risen in value since their purchase and $140,824,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2010, the portfolio purchased $49,509,000 of investment securities and sold $31,055,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	5,511	8,885
Issued in Lieu of Cash Distributions	1,160	6,373
Redeemed	(4,354)	(8,818)
Net Increase (Decrease) in Shares Outstanding	2,317	6,440

G. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

8

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,055.74	$1.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.51

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

Vanguard® Short-Term Investment-Grade Portfolio

Credit quality became increasingly important during the six months ended June 30, 2010. This was a generally positive development for the Short-Term Investment-Grade Portfolio, which consists primarily of high-quality, carefully selected securities. The portfolio returned about 3% for the half-year, slightly behind its benchmark index but a bit ahead of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s yield was 2.38%, up from 2.36% six months earlier.

Investors search for quality amid volatile conditions
The six-month period ended June 30 was a tale in two acts for the financial markets. Through the first few months of the calendar year, the stock market rose and the high-yield bond rally continued. In late April, however, the economy and financial markets showed signs of weakness and investors sought the security of U.S. Treasury bonds over corporate issues. Treasury yields declined more than corporate yields, and the spread between the two widened even as the prices for both rose.

The environment for corporate bonds also became more turbulent during the six months as U.S. corporations, which had access to credit earlier in the period, saw their borrowing opportunities evaporate amid debt concerns in Greece and other European nations. Within the corporate spectrum, higher-quality issues generally performed better than lower-quality ones.

The Short-Term Investment-Grade Portfolio consists of mostly high-quality corporate bonds and asset-backed securities (ABS). The portfolio’s ABS holdings were helped by the government’s Term Asset-Backed Securities Loan Facility and the Public-Private Investment Program. Treasuries, which make up a small portion of the portfolio’s assets, serve primarily as a source of liquidity.

Compared with the index, the Short-Term Investment-Grade Portfolio generally maintains a shorter duration, a measure of a fund’s sensitivity to interest rate changes. As interest rates declined, this shorter duration, which makes the portfolio less sensitive to rate moves, contributed to the portfolio’s slight shortfall against the index. The portfolio’s focus on higher-quality bonds helped it relative to the index, but not enough to offset the difference in duration.

Bonds can serve a purpose in a balanced portfolio
Vanguard Fixed Income Group has capably steered the portfolio through particularly challenging conditions over the past few years. A skilled team of researchers and analysts supports the portfolio’s experienced managers, who emphasize low costs and risk controls.

Bonds can provide stability and income to a well-diversified portfolio and offer the possibility for higher returns than money markets. The Short-Term Investment-Grade Portfolio can play an important role in such a portfolio by providing exposure to a critical area of the U.S. bond market.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Short-Term Investment-Grade Portfolio	3.11%
Barclays Capital U.S. 1–5 Year Credit Bond Index	3.20
1–5 Year Investment-Grade Debt Funds Average[1]	2.97

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		1–5 Year
		Investment
		Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2010

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,075	1,464	8,211
Yield[3]	2.4%	2.5%	2.8%
Yield to Maturity	2.5%[4]	2.5%	2.8%
Average Coupon	4.1%	4.9%	4.5%
Average Effective
Maturity	3.1 years	3.1 years	6.5 years
Average Duration	2.2 years	2.8 years	4.3 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	4.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.87	0.30
Beta	0.78	0.53

Distribution by Maturity (% of portfolio)
Under 1 Year	14.7%
1–3 Years	55.4
3–5 Years	24.4
Over 5 Years	5.5

Sector Diversification[6] (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	21.9%
Finance	33.1
Foreign	0.6
Government Mortgage-Backed	0.6
Industrial	30.0
Treasury/Agency	1.4
Utilities	6.1
Other	1.7
Short-Term Reserves	4.6

Distribution by Credit Quality (% of portfolio)
Aaa	22.0%
Aa	23.2
A	29.0
Baa	18.3
Ba	1.0
B	0.2
Other	6.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	8.57%	4.97%	1.17%	3.94%	5.11%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.0%)
U.S. Government Securities (0.9%)
	United States Treasury
	Note/Bond	1.375%	2/15/12	1,200	1,217
	United States Treasury
	Note/Bond	0.875%	2/29/12	515	518
	United States Treasury
	Note/Bond	1.000%	3/31/12	2,500	2,519
	United States Treasury
	Note/Bond	4.875%	6/30/12	200	217
	United States Treasury
	Note/Bond	4.250%	9/30/12	2,800	3,027
	United States Treasury
	Note/Bond	1.375%	1/15/13	925	937
					8,435
Agency Bonds and Notes (0.5%)
1	Bank of America Corp.	2.100%	4/30/12	1,500	1,536
2,3	Federal Home Loan
	Mortgage Corp.	0.270%	1/11/12	300	300
2,3	Federal Home Loan
	Mortgage Corp.	0.271%	2/2/12	375	375
2,3	Federal Home Loan
	Mortgage Corp.	0.310%	2/10/12	1,850	1,850
2,3	Federal National
	Mortgage Assn.	0.308%	9/19/11	425	425
					4,486
Conventional Mortgage-Backed Securities (0.1%)
3,4	Fannie Mae Pool	6.000%	12/1/16	150	163
3,4	Fannie Mae Pool	6.500%	9/1/16	160	174
3,4	Fannie Mae Pool	7.000%	4/1/13	3	3
3,4	Freddie Mac Gold Pool	6.000%	4/1/17	121	132
					472
Nonconventional Mortgage-Backed Securities (0.5%)
3,4	Fannie Mae Pool	2.375%	12/1/32	26	27
3,4	Fannie Mae Pool	2.585%	5/1/33	187	194
3,4	Fannie Mae Pool	2.606%	6/1/33	210	217
3,4	Fannie Mae Pool	2.675%	5/1/33	367	383
3,4	Fannie Mae Pool	2.835%	5/1/33	42	44
3,4	Fannie Mae Pool	3.060%	7/1/32	19	19
3,4	Fannie Mae Pool	3.215%	9/1/32	8	8
3,4	Fannie Mae Pool	3.226%	10/1/33	93	96
3,4	Fannie Mae Pool	3.328%	9/1/32	12	13
3,4	Fannie Mae Pool	3.410%	8/1/33	66	68
3,4	Fannie Mae Pool	3.445%	9/1/33	213	222
3,4	Fannie Mae Pool	3.482%	9/1/33	391	404
3,4	Fannie Mae Pool	3.512%	8/1/33	101	104
3,4	Fannie Mae Pool	3.528%	8/1/33	120	124
3,4	Fannie Mae Pool	3.541%	8/1/33	73	75
3,4	Fannie Mae Pool	3.550%	8/1/33	174	182
3,4	Fannie Mae Pool	3.589%	7/1/33	222	231
3,4	Fannie Mae Pool	3.592%	7/1/33	469	486
3,4	Fannie Mae Pool	5.384%	8/1/37	72	77
3,4	Fannie Mae Pool	5.484%	2/1/37	91	96
3,4	Freddie Mac Non Gold Pool	2.770%	6/1/33	87	90
3,4	Freddie Mac Non Gold Pool	2.800%	6/1/33	273	281
3,4	Freddie Mac Non Gold Pool	2.836%	5/1/33	85	88
3,4	Freddie Mac Non Gold Pool	2.836%	5/1/33	68	71

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,4	Freddie Mac Non Gold Pool	2.961%	2/1/33	45	47
3,4	Freddie Mac Non Gold Pool	3.198%	1/1/33	35	36
3,4	Freddie Mac Non Gold Pool	3.254%	9/1/32	31	32
3,4	Freddie Mac Non Gold Pool	3.302%	8/1/33	92	96
3,4	Freddie Mac Non Gold Pool	3.367%	10/1/32	31	32
3,4	Freddie Mac Non Gold Pool	3.390%	9/1/32	29	30
3,4	Freddie Mac Non Gold Pool	3.393%	9/1/32	39	41
3,4	Freddie Mac Non Gold Pool	3.443%	7/1/33	345	360
3,4	Freddie Mac Non Gold Pool	3.514%	8/1/32	12	13
3,4	Freddie Mac Non Gold Pool	3.701%	8/1/33	60	61
3,4	Freddie Mac Non Gold Pool	5.788%	8/1/37	399	424
					4,772
Total U.S. Government and Agency Obligations (Cost $17,862)					18,165
Asset-Backed/Commercial Mortgage-Backed Securities (22.7%)
4,5	Ally Auto Receivables Trust	2.330%	6/17/13	775	788
4,5	Ally Auto Receivables Trust	3.050%	12/15/14	1,130	1,173
4	Ally Auto Receivables Trust	2.090%	5/15/15	1,300	1,308
4,5	Ally Auto Receivables Trust	3.000%	10/15/15	300	311
[2,4,5] Ally Master Owner Trust		2.100%	1/15/15	80	81
4,5	Ally Master Owner Trust	2.880%	4/15/15	1,100	1,113
4,5	Ally Master Owner Trust	3.470%	4/15/15	500	505
4,5	Ally Master Owner Trust	3.870%	4/15/15	300	304
4,5	Ally Master Owner Trust	4.250%	4/15/17	200	208
4,5	Ally Master Owner Trust	4.590%	4/15/17	400	412
[2,4,5] American Express Credit
	Account Master Trust	0.680%	6/17/13	70	70
[2,4,5] American Express Credit
	Account Master Trust	0.640%	8/15/13	170	170
[2,4,5] American Express Credit
	Account Master Trust	0.630%	12/15/13	100	99
[2,4,5] American Express Credit
	Account Master Trust	0.630%	3/17/14	100	99
[2,4,5] American Express Credit
	Account Master Trust	0.620%	9/15/14	65	64
[2,4,5] American Express Credit
	Account Master Trust	0.770%	1/15/15	70	69
2,4	American Express Credit
	Account Master Trust	1.450%	3/15/16	200	202
2,4	American Express Credit
	Account Master Trust	1.450%	3/15/16	130	131
2,4	American Express Credit
	Account Master Trust	1.450%	4/15/16	130	131
[2,4,5]	American Express Credit
	Account Master Trust	1.020%	12/15/16	150	146
2,4	American Express Credit
	Account Master Trust	1.600%	3/15/17	2,100	2,174
2,4	AmeriCredit Automobile
	Receivables Trust	5.351%	1/6/15	1,500	1,563
2,4	AmeriCredit Automobile
	Receivables Trust	5.351%	4/6/15	1,350	1,430
4	Americredit Prime Automobile
	Receivable	2.210%	1/15/14	110	110
4	Americredit Prime Automobile
	Receivable	2.900%	12/15/14	80	82
[2,4,5]	Arkle Master Issuer PLC	1.634%	5/17/60	3,800	3,790
5	BA Covered Bond Issuer	5.500%	6/14/12	800	854
2,4	BA Credit Card Trust	0.350%	4/15/14	669	667

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,4	BA Credit Card Trust	0.640%	6/15/14	620	604
2,4	BA Credit Card Trust	1.050%	12/15/14	2,600	2,623
2,4	BA Credit Card Trust	0.650%	9/15/15	1,800	1,799
2,4	BA Credit Card Trust	0.380%	4/15/16	1,700	1,683
2,4	BA Credit Card Trust	0.410%	4/15/16	790	783
2,4	BA Credit Card Trust	0.410%	9/15/16	700	691
2,4	BA Credit Card Trust	0.420%	12/15/16	1,200	1,185
2,4	BA Credit Card Trust	0.390%	11/15/19	790	766
4	Banc of America Commercial
	Mortgage Inc.	5.334%	9/10/45	330	335
2,4	Banc of America Commercial
	Mortgage Inc.	5.634%	4/10/49	915	946
2,4	Banc of America Commercial
	Mortgage Inc.	5.867%	4/10/49	1,370	1,354
4	Banc of America Funding Corp.	5.488%	9/20/46	1,208	844
4	Banc of America Mortgage
	Securities Inc.	3.666%	9/25/32	4	3
4	Banc of America Mortgage
	Securities Inc.	2.955%	5/25/33	77	71
4	Banc of America Mortgage
	Securities Inc.	3.519%	2/25/34	106	100
4,5	Bank of America Auto Trust	2.130%	9/15/13	775	786
4,5	Bank of America Auto Trust	3.520%	6/15/16	1,500	1,569
4,5	Bank of America Auto Trust	3.030%	10/15/16	925	960
2,4	Bank One Issuance Trust	0.520%	2/15/17	1,800	1,788
2,4	Bank One Issuance Trust	1.150%	2/15/17	200	195
4	Bear Stearns Adjustable Rate
	Mortgage Trust	5.538%	10/25/36	1,236	888
4	Bear Stearns Adjustable Rate
	Mortgage Trust	5.369%	5/25/47	1,153	863
2,4	Bear Stearns Commercial
	Mortgage Securities	5.907%	6/11/40	895	912
4	Bear Stearns Commercial
	Mortgage Securities	5.478%	10/12/41	1,100	1,133
4	Bear Stearns Commercial
	Mortgage Securities	4.254%	7/11/42	113	114
4	Bear Stearns Commercial
	Mortgage Securities	4.871%	9/11/42	170	176
[2,4,5] BMW Floorplan Master
	Owner Trust	1.500%	9/15/14	1,175	1,188
4	BMW Vehicle Lease Trust	3.660%	8/15/13	300	308
4,5	Cabela’s Master Credit
	Card Trust	4.310%	12/16/13	1,400	1,418
2,4	Capital One Multi-Asset
	Execution Trust	0.640%	3/17/14	330	325
4	Capital One Multi-Asset
	Execution Trust	3.200%	4/15/14	3,800	3,866
2,4	Capital One Multi-Asset
	Execution Trust	0.650%	6/16/14	750	734
2,4	Capital One Multi-Asset
	Execution Trust	0.670%	7/15/14	700	685
2,4	Capital One Multi-Asset
	Execution Trust	0.480%	8/15/14	125	125
2,4	Capital One Multi-Asset
	Execution Trust	0.650%	11/15/14	850	825
2,4	Capital One Multi-Asset
	Execution Trust	0.430%	9/15/15	300	298
2,4	Capital One Multi-Asset
	Execution Trust	0.410%	1/15/16	605	600
4	Capital One Multi-Asset
	Execution Trust	5.050%	2/15/16	1,200	1,314
2,4	Capital One Multi-Asset
	Execution Trust	0.380%	4/15/16	400	396
2,4	Capital One Multi-Asset
	Execution Trust	0.410%	7/15/16	700	693
2,4	Capital One Multi-Asset
	Execution Trust	2.600%	7/15/16	680	675
2,4	Capital One Multi-Asset
	Execution Trust	0.560%	12/15/16	75	74

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,4	Capital One Multi-Asset
	Execution Trust	0.440%	6/17/19	420	408
2,4	Capital One Multi-Asset
	Execution Trust	0.400%	11/15/19	60	58
2,4	Capital One Multi-Asset
	Execution Trust	0.430%	12/16/19	3,550	3,433
2,4	Capital One Multi-Asset
	Execution Trust	0.390%	7/15/20	2,800	2,692
4	CarMax Auto Owner Trust	1.000%	10/15/15	800	800
2,4	Chase Issuance Trust	0.640%	1/15/14	350	346
2,4	Chase Issuance Trust	0.837%	6/16/14	1,500	1,503
2,4	Chase Issuance Trust	0.420%	12/15/14	305	304
2,4	Chase Issuance Trust	0.790%	1/15/15	720	708
4	Chase Issuance Trust	4.650%	3/15/15	4,000	4,330
4	Chase Issuance Trust	5.400%	7/15/15	2,000	2,216
2,4	Chase Issuance Trust	0.470%	9/15/15	100	100
2,4	Chase Issuance Trust	2.037%	9/15/15	1,400	1,455
4	Chrysler Financial Auto
	Securitization Trust	1.150%	11/8/11	1,300	1,301
4	Chrysler Financial Auto
	Securitization Trust	2.940%	6/8/13	402	405
4,5	Chrysler Financial Auto
	Securitization Trust	6.250%	5/8/14	845	879
4,5	Chrysler Financial Auto
	Securitization Trust	5.570%	8/8/14	845	871
4	Chrysler Financial Auto
	Securitization Trust	6.540%	11/10/14	400	418
4,5	Chrysler Financial Lease Trust	3.460%	9/16/13	160	160
4,5	CIT Equipment Collateral	1.510%	5/15/12	900	900
4,5	CIT Equipment Collateral	2.410%	5/15/13	900	898
2,4	Citibank Credit Card
	Issuance Trust	0.760%	7/15/14	1,945	1,869
2,4	Citibank Credit Card
	Issuance Trust	0.698%	8/20/14	700	700
4	Citibank Credit Card
	Issuance Trust	2.250%	12/23/14	12,600	12,838
2,4	Citibank Credit Card
	Issuance Trust	0.748%	2/20/15	580	550
4	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	1,275	1,387
4	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	2,000	2,212
2,4	Citibank Credit Card
	Issuance Trust	0.817%	3/24/17	100	91
2,4	Citibank Credit Card
	Issuance Trust	1.547%	5/22/17	500	516
2,4	Citibank Credit Card
	Issuance Trust	0.343%	12/17/18	675	649
2,4	Citibank Credit Card
	Issuance Trust	0.597%	12/17/18	500	483
4	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	692
2,4	Citibank Credit Card
	Issuance Trust	1.722%	5/20/20	1,500	1,583
[2,4,5] Citibank Omni Master Trust		2.450%	5/16/16	2,200	2,226
4,5	Citibank Omni Master Trust	5.350%	8/15/18	1,705	1,810
4	Citibank Omni Master Trust	4.900%	11/15/18	770	804
4,5	CitiFinancial Auto
	Issuance Trust	2.590%	10/15/13	1,450	1,479
4,5	CitiFinancial Auto
	Issuance Trust	3.150%	8/15/16	400	410
4	Citigroup Commercial
	Mortgage Trust	5.431%	10/15/49	300	309
4	Citigroup Mortgage Loan
	Trust Inc.	5.824%	7/25/37	675	485
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,361
4	CNH Equipment Trust	5.280%	11/15/12	305	312
4	CNH Equipment Trust	3.000%	8/17/15	700	727

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Commercial Mortgage Pass
	Through Certificates	5.811%	12/10/49	400	412
4	Countrywide Home Loan
	Mortgage Pass Through Trust	2.931%	5/25/33	89	76
4	Countrywide Home Loan
	Mortgage Pass Through Trust	2.968%	11/19/33	124	120
4	Countrywide Home Loan
	Mortgage Pass Through Trust	5.237%	3/20/36	596	386
4	Countrywide Home Loan
	Mortgage Pass Through Trust	5.203%	2/25/47	767	467
2,4	Credit Suisse First Boston
	Mortgage Securities Corp.	5.014%	2/15/38	330	344
2,4	Credit Suisse First Boston
	Mortgage Securities Corp.	5.230%	12/15/40	1,200	1,267
4	Credit Suisse Mortgage
	Capital Certificates	6.019%	6/15/38	632	663
4	Credit Suisse Mortgage
	Capital Certificates	5.911%	6/15/39	825	855
4	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	721
2,4	Discover Card Master Trust	1.650%	12/15/14	4,380	4,458
2,4	Discover Card Master Trust	1.650%	2/17/15	2,300	2,345
2,4	Discover Card Master Trust	0.877%	6/15/15	5,640	5,633
2,4	Discover Card Master Trust	1.000%	9/15/15	2,975	2,991
4	Discover Card Master Trust	5.650%	12/15/15	1,900	2,111
2,4	Discover Card Master Trust I	0.430%	1/19/16	1,750	1,730
2,4	Discover Card Master Trust I	0.430%	9/15/16	600	590
4	First Horizon Asset
	Securities Inc.	5.616%	11/25/36	445	332
	First Horizon Asset
	Securities Inc.	5.470%	1/25/37	1,145	909
4	First Union National Bank-
	Bank of America Commercial
	Mortgage Trust	6.136%	3/15/33	88	89
4,5	Ford Credit Auto Lease Trust	1.040%	3/15/13	1,490	1,491
4,5	Ford Credit Auto Lease Trust	1.620%	11/15/13	800	805
4,5	Ford Credit Auto Lease Trust	3.710%	1/15/14	530	541
4	Ford Credit Auto Owner Trust	4.950%	3/15/13	150	156
2,4	Ford Credit Auto Owner Trust	2.100%	4/15/13	1,000	1,022
4	Ford Credit Auto Owner Trust	2.790%	8/15/13	1,600	1,634
4	Ford Credit Auto Owner Trust	2.170%	10/15/13	1,100	1,117
4	Ford Credit Auto Owner Trust	4.500%	7/15/14	370	399
4	Ford Credit Auto Owner Trust	2.980%	8/15/14	425	442
4	Ford Credit Auto Owner Trust	2.930%	11/15/15	150	154
4	Ford Credit Auto Owner Trust	3.220%	3/15/16	150	154
2,4	Ford Credit Floorplan Master
	Owner Trust	1.900%	9/15/14	1,700	1,723
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	2.000%	12/15/14	1,100	1,119
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	2.600%	12/15/14	1,000	1,023
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	3.000%	12/15/14	2,280	2,332
[2,4,5] Ford Credit Floorplan Master
	Owner Trust	2.050%	2/15/17	190	195
4,5	Ford Credit Floorplan Master
	Owner Trust	4.200%	2/15/17	240	252
4	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	227	231
4	GMAC Mortgage Corp.
	Loan Trust	5.254%	11/19/35	221	187
[2,4,5] Golden Credit Card Trust		1.350%	7/15/17	2,200	2,214
2,4	Granite Master Issuer PLC	0.390%	12/17/54	123	113
2,4	Granite Master Issuer PLC	0.417%	12/20/54	370	339
4	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	1,762	1,807
4	Greenwich Capital Commercial
	Funding Corp.	6.085%	7/10/38	110	115

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	400	411
4	Harley-Davidson Motorcycle
	Trust	3.190%	11/15/13	530	541
4	Harley-Davidson Motorcycle
	Trust	1.870%	2/15/14	1,600	1,617
4	Harley-Davidson Motorcycle
	Trust	2.620%	3/15/14	1,500	1,526
4	Harley-Davidson Motorcycle
	Trust	2.400%	7/15/14	120	123
4	Harley-Davidson Motorcycle
	Trust	3.320%	2/15/17	200	207
4	Harley-Davidson Motorcycle
	Trust	2.540%	4/15/17	200	205
4,5	Hertz Vehicle Financing LLC	5.290%	3/25/16	1,350	1,441
4	Hyundai Auto Receivables
	Trust	3.150%	3/15/16	700	732
[2,4,5] Hyundai Floorplan Master
	Owner Trust	1.600%	11/17/14	550	554
4,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.633%	12/5/27	530	580
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.260%	3/15/33	112	113
4,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.608%	6/15/43	120	124
4,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.058%	6/15/43	150	155
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	515	545
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.625%	3/15/46	210	218
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	400	409
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.968%	6/15/49	1,200	1,248
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	1,020	1,059
4,5	JPMorgan Auto Receivables
	Trust	5.220%	9/15/12	1,060	1,084
[2,4,5] Kildare Securities Ltd.		0.597%	12/10/43	642	610
4	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	100	102
4	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	800	822
4	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	512
4	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	1,370	1,364
4	Master Adjustable Rate
	Mortgages Trust	2.270%	4/25/34	127	111
2,4	MBNA Credit Card
	Master Note Trust	1.700%	10/15/14	50	49
2,4	MBNA Credit Card
	Master Note Trust	0.770%	7/15/15	1,365	1,302
2,4	MBNA Credit Card
	Master Note Trust	1.250%	11/15/16	660	626
4	Merrill Lynch Mortgage
	Investors Inc.	2.045%	2/25/33	103	90
4	Merrill Lynch Mortgage
	Investors Inc.	2.876%	7/25/33	46	46
4	Merrill Lynch Mortgage Trust	4.556%	6/12/43	109	109
4	Merrill Lynch Mortgage Trust	5.915%	6/12/50	900	931
2,4	Merrill Lynch Mortgage Trust	6.020%	6/12/50	300	305
4	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	103
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	511
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	250	258

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	410
4	Morgan Stanley Capital I	5.801%	6/11/42	1,850	1,911
4	Morgan Stanley Capital I	4.989%	8/13/42	1,875	1,950
4	Morgan Stanley Capital I	5.374%	3/12/44	532	536
4	Morgan Stanley Capital I	5.090%	10/12/52	475	480
4	Morgan Stanley Mortgage
	Loan Trust	5.329%	6/25/36	592	505
2,4	National City Credit Card
	Master Trust	0.400%	8/15/12	1,200	1,199
2,4	National City Credit Card
	Master Trust	0.400%	3/17/14	575	568
4,5	Navistar Financial Corp.
	Owner Trust	1.990%	1/21/14	1,900	1,912
[2,4,5] Navistar Financial Dealer
	Note Master Trust	1.797%	10/26/15	600	608
4	Nissan Auto Lease Trust	3.510%	11/17/14	140	143
4	Nissan Auto Lease Trust	2.070%	1/15/15	1,425	1,440
4	Nissan Auto Lease Trust	2.650%	1/15/15	375	381
4	Nissan Auto Receivables
	Owner Trust	3.200%	2/15/13	300	306
4	Nissan Auto Receivables
	Owner Trust	4.740%	8/17/15	470	505
[2,4,5] Nissan Master Owner Trust
	Receivables	1.487%	1/15/15	3,000	3,041
[2,4,5] Nordstrom Private Label
	Credit Card Master Note Trust	0.410%	5/15/15	2,530	2,483
[2,4,5] Permanent Master Issuer PLC		1.453%	7/15/42	2,800	2,749
4	Residential Funding Mortgage
	Securities I	5.771%	8/25/36	954	638
4	Residential Funding Mortgage
	Securities I	5.960%	9/25/36	361	244
2,4	Swift Master Auto
	Receivables Trust	1.000%	10/15/12	200	200
4,5	Tidewater Auto
	Receivables Trust	5.920%	5/15/17	574	574
4	Volkswagen Auto Lease Trust	3.410%	4/16/12	1,360	1,388
4	Volkswagen Auto Loan
	Enhanced Trust	2.140%	8/22/16	820	835
4,5	Volvo Financial Equipment LLC	2.990%	5/15/17	480	478
2,4	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	270	287
4	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	722
4	Wachovia Bank Commercial
	Mortgage Trust	5.572%	10/15/48	1,885	1,924
4	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	400
4	WaMu Mortgage Pass
	Through Certificates	2.766%	1/25/33	28	26
4	WaMu Mortgage Pass
	Through Certificates	2.829%	8/25/33	59	57
4	WaMu Mortgage Pass
	Through Certificates	2.776%	9/25/33	72	69
4	Wells Fargo Mortgage
	Backed Securities Trust	5.434%	10/25/36	1,046	841
4	World Omni Auto
	Receivables Trust	3.330%	5/15/13	680	695
4	World Omni Auto
	Receivables Trust	5.120%	5/15/14	410	442
Total Asset-Backed/Commercial Mortgage-Backed
Securities (Cost $207,426)					210,181
Corporate Bonds (68.0%)
Finance (32.7%)
	Banking (22.3%)
5	Abbey National Treasury
	Services PLC	3.875%	11/10/14	375	374

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Express Bank FSB	5.550%	10/17/12	1,025	1,096
	American Express Bank FSB	5.500%	4/16/13	2,400	2,594
	American Express
	Centurion Bank	5.200%	11/26/10	675	686
	American Express
	Centurion Bank	5.550%	10/17/12	500	537
	American Express Co.	5.250%	9/12/11	200	208
	American Express Co.	4.875%	7/15/13	120	128
2	American Express Credit Corp.	0.501%	10/4/10	400	400
	American Express Credit Corp.	5.875%	5/2/13	240	262
	American Express Credit Corp.	7.300%	8/20/13	2,655	3,011
5	ANZ National International Ltd.	6.200%	7/19/13	450	497
	Astoria Financial Corp.	5.750%	10/15/12	250	257
5	Australia & New Zealand
	Banking Group Ltd.	3.700%	1/13/15	1,000	1,021
4,5	Banco Mercantil del Norte SA	6.135%	10/13/16	450	449
5	Banco Santander Chile	2.875%	11/13/12	1,925	1,903
	Bank of America Corp.	4.875%	1/15/13	1,315	1,379
	Bank of America Corp.	7.375%	5/15/14	280	314
	Bank of America Corp.	4.500%	4/1/15	970	982
4	Bank of America Corp.	8.000%	12/29/49	625	597
	Bank of New York Mellon Corp.	4.950%	1/14/11	300	307
	Bank of New York Mellon Corp.	5.125%	11/1/11	100	105
	Bank of New York Mellon Corp.	4.950%	11/1/12	2,550	2,761
	Bank of New York Mellon Corp.	4.500%	4/1/13	1,700	1,825
	Bank of New York Mellon Corp.	5.125%	8/27/13	500	551
	Bank of New York Mellon Corp.	4.950%	3/15/15	825	900
	Bank of Nova Scotia	2.250%	1/22/13	4,500	4,569
5	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	2.600%	1/22/13	2,685	2,731
	Bank One Corp.	5.900%	11/15/11	500	528
	Bank One Corp.	5.250%	1/30/13	350	371
	Barclays Bank PLC	2.500%	1/23/13	9,439	9,386
	Barclays Bank PLC	5.200%	7/10/14	1,175	1,245
4,5	Barclays Bank PLC	7.375%	12/15/49	100	91
	BB&T Corp.	3.100%	7/28/11	125	127
	BB&T Corp.	6.500%	8/1/11	1,375	1,445
	BB&T Corp.	3.850%	7/27/12	2,500	2,613
	BB&T Corp.	3.375%	9/25/13	300	310
	BB&T Corp.	5.700%	4/30/14	775	855
	Bear Stearns Cos. LLC	4.500%	10/28/10	387	392
2	Bear Stearns Cos. LLC	0.568%	1/31/11	110	110
	Bear Stearns Cos. LLC	6.950%	8/10/12	3,908	4,309
	Bear Stearns Cos. LLC	5.700%	11/15/14	200	222
	BNP Paribas	3.250%	3/11/15	1,000	992
	BNP Paribas US Medium-
	Term Note Program LLC	2.125%	12/21/12	1,100	1,094
5	BNP Paribas US Medium-
	Term Note Program LLC	5.125%	1/15/15	620	632
2,5	BTMU Curacao Holdings NV	0.859%	12/19/16	835	810
	Capital One Bank USA NA	5.750%	9/15/10	100	101
	Capital One Bank USA NA	6.500%	6/13/13	125	137
	Capital One Financial Corp.	4.800%	2/21/12	750	778
	Capital One Financial Corp.	6.250%	11/15/13	200	222
	Capital One Financial Corp.	7.375%	5/23/14	1,350	1,550
[2,5,6] CBG Florida REIT Corp.		7.114%	2/15/49	560	18
	Charter One Bank NA	5.500%	4/26/11	380	389
	Citigroup Inc.	5.100%	9/29/11	1,400	1,442
	Citigroup Inc.	5.625%	8/27/12	1,725	1,779
	Citigroup Inc.	5.300%	10/17/12	1,435	1,491
	Citigroup Inc.	5.500%	4/11/13	1,600	1,662
	Citigroup Inc.	6.500%	8/19/13	2,355	2,513
	Citigroup Inc.	6.000%	12/13/13	800	839
	Citigroup Inc.	6.375%	8/12/14	325	345
	Citigroup Inc.	4.750%	5/19/15	460	460
5	Commonwealth Bank
	of Australia	2.750%	10/15/12	2,700	2,746
5	Commonwealth Bank
	of Australia	5.000%	11/6/12	400	427

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Commonwealth Bank
	of Australia	3.500%	3/19/15	500	512
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	1,052
	Credit Suisse	3.450%	7/2/12	3,600	3,725
	Credit Suisse	5.000%	5/15/13	2,050	2,186
	Credit Suisse	5.500%	5/1/14	700	764
	Credit Suisse USA Inc.	6.125%	11/15/11	11,019	11,706
	Credit Suisse USA Inc.	6.500%	1/15/12	155	166
5	Danske Bank A/S	3.750%	4/1/15	500	508
2,5	DBS Bank Ltd.	0.656%	5/16/17	1,190	1,137
	Deutsche Bank AG	5.375%	10/12/12	2,416	2,593
	Deutsche Bank AG	2.375%	1/11/13	8,930	8,983
	Deutsche Bank AG	4.875%	5/20/13	1,825	1,953
	Deutsche Bank AG	3.450%	3/30/15	1,300	1,310
	Fifth Third Bancorp	6.250%	5/1/13	1,885	2,045
	Golden West Financial Corp.	4.750%	10/1/12	400	417
4	Goldman Sachs Capital II	5.793%	12/29/49	100	75
	Goldman Sachs Group Inc.	5.450%	11/1/12	1,050	1,111
	Goldman Sachs Group Inc.	4.750%	7/15/13	655	684
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	238
	Goldman Sachs Group Inc.	6.000%	5/1/14	1,827	1,970
	Goldman Sachs Group Inc.	5.000%	10/1/14	100	105
	Goldman Sachs Group Inc.	5.625%	1/15/17	130	132
	Goldman Sachs Group Inc.	6.150%	4/1/18	500	524
	HSBC Bank PLC	6.950%	3/15/11	850	879
5	HSBC Bank PLC	3.500%	6/28/15	1,500	1,517
5	ICICI Bank Ltd.	5.750%	1/12/12	200	206
5	ING Bank NV	2.650%	1/14/13	1,200	1,216
	Intesa Sanpaolo	2.375%	12/21/12	3,800	3,756
	JPMorgan Chase & Co.	4.850%	6/16/11	900	933
	JPMorgan Chase & Co.	6.625%	3/15/12	1,060	1,136
	JPMorgan Chase & Co.	5.375%	10/1/12	365	392
	JPMorgan Chase & Co.	5.750%	1/2/13	1,450	1,563
	JPMorgan Chase & Co.	4.750%	5/1/13	2,550	2,721
	JPMorgan Chase & Co.	4.875%	3/15/14	100	106
	JPMorgan Chase & Co.	3.700%	1/20/15	350	357
	JPMorgan Chase & Co.	3.400%	6/24/15	900	901
	JPMorgan Chase & Co.	4.891%	9/1/15	190	190
4	JPMorgan Chase & Co.	7.900%	12/29/49	450	463
	KeyCorp	6.500%	5/14/13	2,450	2,651
[4,5,7] Lloyds Banking Group PLC		6.267%	11/14/49	475	245
5	Lloyds TSB Bank PLC	4.375%	1/12/15	1,525	1,469
2,5	Manufacturers &
	Traders Trust Co.	1.791%	4/1/13	400	389
4	Mellon Capital IV	6.244%	6/29/49	750	630
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	2,600	2,711
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	950	1,015
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	250	259
	Morgan Stanley	5.625%	1/9/12	5,560	5,799
	Morgan Stanley	5.250%	11/2/12	325	341
	Morgan Stanley	5.300%	3/1/13	2,990	3,129
	Morgan Stanley	6.000%	5/13/14	500	527
5	National Australia Bank Ltd.	3.750%	3/2/15	360	369
	National City Bank	4.625%	5/1/13	170	180
	National City Bank	6.200%	12/15/11	400	424
5	Nordea Bank AB	2.500%	11/13/12	1,300	1,307
5	Nordea Bank AB	3.700%	11/13/14	1,000	1,021
	North Fork Bancorporation Inc.	5.875%	8/15/12	134	141
	Northern Trust Corp.	5.500%	8/15/13	250	278
	PNC Funding Corp.	5.125%	12/14/10	660	672
	PNC Funding Corp.	5.400%	6/10/14	400	437
	PNC Funding Corp.	3.625%	2/8/15	800	821
5	Rabobank Nederland NV	2.650%	8/17/12	1,025	1,052
5	Rabobank Nederland NV	4.200%	5/13/14	1,010	1,067
	Regions Financial Corp.	4.875%	4/26/13	700	695
	Royal Bank of Canada	2.250%	3/15/13	3,515	3,564
	Royal Bank of Scotland
	Group PLC	6.375%	2/1/11	740	742

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Bank of Scotland
	Group PLC	5.000%	10/1/14	165	155
	Royal Bank of Scotland
	Group PLC	5.050%	1/8/15	645	597
5	Royal Bank of Scotland PLC	4.875%	8/25/14	3,598	3,588
	Royal Bank of Scotland PLC	4.875%	3/16/15	750	746
	Santander Financial
	Issuances Ltd.	6.375%	2/15/11	1,100	1,125
	Santander Holdings USA Inc.	4.800%	9/1/10	170	171
5	Scotland International
	Finance No 2 BV	7.700%	8/15/10	900	904
2	Sovereign Bank	2.054%	8/1/13	45	44
2	Sovereign Bank	2.111%	4/1/14	315	310
4	State Street Capital Trust III	8.250%	3/15/42	175	176
5	Svenska Handelsbanken AB	4.875%	6/10/14	1,300	1,375
2	UBS AG	1.584%	2/23/12	3,800	3,786
2,5	Unicredit Luxembourg
	Finance SA	0.638%	1/13/17	1,175	1,082
	US Bancorp	2.125%	2/15/13	1,270	1,288
	US Bancorp	4.200%	5/15/14	900	966
	US Bank NA	6.300%	2/4/14	1,500	1,700
4	USB Capital IX	6.189%	4/15/49	1,190	858
4,5	USB Realty Corp.	6.091%	12/15/49	270	188
	Wachovia Bank NA	4.800%	11/1/14	100	105
	Wachovia Bank NA	4.875%	2/1/15	200	211
	Wachovia Bank NA	5.000%	8/15/15	250	265
4	Wachovia Capital Trust III	5.800%	12/31/49	585	462
2	Wachovia Corp.	0.433%	10/15/11	1,150	1,141
	Wachovia Corp.	5.300%	10/15/11	450	472
	Wachovia Corp.	5.500%	5/1/13	4,595	4,955
6	Washington Mutual
	Bank / Debt not
	acquired by JPMorgan	5.550%	6/16/10	210	89
6	Washington Mutual
	Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	3
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	150	155
	Wells Fargo & Co.	5.250%	10/23/12	845	907
	Wells Fargo & Co.	4.375%	1/31/13	250	265
	Wells Fargo & Co.	3.750%	10/1/14	925	952
	Wells Fargo & Co.	3.625%	4/15/15	700	712
4	Wells Fargo Capital XIII	7.700%	12/29/49	1,400	1,389
4	Wells Fargo Capital XV	9.750%	12/29/49	300	319
	Wells Fargo Financial Inc.	5.500%	8/1/12	350	374
	Westpac Banking Corp.	2.250%	11/19/12	8,000	8,078
	Westpac Banking Corp.	4.200%	2/27/15	1,100	1,150

	Brokerage (0.5%)
	BlackRock Inc.	3.500%	12/10/14	740	769
5	Blackstone Holdings
	Finance Co. LLC	6.625%	8/15/19	225	236
	Charles Schwab Corp.	4.950%	6/1/14	585	633
	Franklin Resources Inc.	2.000%	5/20/13	400	403
	Jefferies Group Inc.	5.875%	6/8/14	150	159
	Jefferies Group Inc.	8.500%	7/15/19	220	248
2,6	Lehman Brothers
	Holdings E-Capital Trust I	2.998%	8/19/65	210	—
2,6	Lehman Brothers Holdings Inc.	2.911%	8/21/09	550	106
2,6	Lehman Brothers Holdings Inc.	2.907%	11/16/09	880	167
2,6	Lehman Brothers Holdings Inc.	2.951%	5/25/10	445	85
6	Lehman Brothers Holdings Inc.	5.750%	7/18/11	1,600	308
6	Lehman Brothers Holdings Inc.	5.625%	1/24/13	220	44
	Nomura Holdings Inc.	5.000%	3/4/15	325	344
	TD Ameritrade Holding Corp.	2.950%	12/1/12	1,225	1,248

	Finance Companies (3.5%)
	American General Finance Corp.	5.200%	12/15/11	290	274
	American General Finance Corp.	4.875%	7/15/12	380	342

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.875%	2/15/12	707	749
	General Electric Capital Corp.	4.375%	3/3/12	350	364
	General Electric Capital Corp.	5.000%	4/10/12	740	779
	General Electric Capital Corp.	6.000%	6/15/12	400	430
	General Electric Capital Corp.	3.500%	8/13/12	935	966
8	General Electric Capital Corp.	5.250%	10/19/12	4,413	4,713
	General Electric Capital Corp.	2.800%	1/8/13	1,375	1,396
	General Electric Capital Corp.	5.450%	1/15/13	1,675	1,811
	General Electric Capital Corp.	4.800%	5/1/13	1,683	1,796
	General Electric Capital Corp.	5.500%	6/4/14	100	109
	General Electric Capital Corp.	3.750%	11/14/14	300	306
4	General Electric Capital Corp.	6.375%	11/15/67	375	349
	HSBC Finance Corp.	4.625%	9/15/10	1,070	1,078
	HSBC Finance Corp.	5.250%	1/14/11	2,100	2,138
	HSBC Finance Corp.	6.750%	5/15/11	2,215	2,307
	HSBC Finance Corp.	5.700%	6/1/11	2,500	2,585
	HSBC Finance Corp.	6.375%	10/15/11	2,326	2,443
	HSBC Finance Corp.	7.000%	5/15/12	770	827
	HSBC Finance Corp.	5.900%	6/19/12	2,220	2,358
2	HSBC Finance Corp.	0.887%	9/14/12	200	194
	HSBC Finance Corp.	6.375%	11/27/12	425	459
	HSBC Finance Corp.	5.250%	1/15/14	960	1,024
2	HSBC Finance Corp.	0.968%	6/1/16	350	313
	International Lease
	Finance Corp.	4.875%	9/1/10	300	299
	International Lease
	Finance Corp.	5.125%	11/1/10	250	249
	International Lease
	Finance Corp.	5.450%	3/24/11	600	590
	International Lease
	Finance Corp.	5.750%	6/15/11	425	419
	International Lease
	Finance Corp.	5.300%	5/1/12	500	473
2	SLM Corp.	0.737%	3/15/11	230	224
5	USAA Capital Corp.	3.500%	7/17/14	240	246

	Insurance (5.5%)
	ACE INA Holdings Inc.	5.875%	6/15/14	360	400
	Aetna Inc.	7.875%	3/1/11	115	120
	Aetna Inc.	5.750%	6/15/11	714	743
5	AIG SunAmerica Global
	Financing VI	6.300%	5/10/11	525	528
	Allstate Corp.	6.125%	2/15/12	357	383
	Allstate Corp.	6.200%	5/16/14	540	612
	Allstate Life Global
	Funding Trusts	5.375%	4/30/13	575	630
	American International
	Group Inc.	4.250%	5/15/13	250	243
	American International
	Group Inc.	5.050%	10/1/15	1,070	990
5	ASIF Global Financing XIX	4.900%	1/17/13	750	735
	Axis Capital Holdings Ltd.	5.750%	12/1/14	920	965
	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	3,000	3,158
	Berkshire Hathaway
	Finance Corp.	4.500%	1/15/13	650	699
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	125	136
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	50	55
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	500	543
	Berkshire Hathaway
	Finance Corp.	5.100%	7/15/14	350	385
	Berkshire Hathaway Inc.	2.125%	2/11/13	2,400	2,452
4	Chubb Corp.	6.375%	3/29/67	80	77
	CNA Financial Corp.	6.000%	8/15/11	565	583
	Coventry Health Care Inc.	5.875%	1/15/12	570	587

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hartford Financial
	Services Group Inc.	4.000%	3/30/15	200	197
5	Jackson National
	Life Global Funding	5.375%	5/8/13	1,050	1,130
5	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,000
4,5	Liberty Mutual Group Inc.	7.000%	3/15/37	125	97
	Lincoln National Corp.	5.650%	8/27/12	750	795
4	Lincoln National Corp.	6.050%	4/20/67	195	148
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	230	243
2,5	MassMutual Global Funding II	0.370%	4/21/11	2,700	2,690
2,5	MassMutual Global Funding II	0.698%	12/6/13	350	344
2,5	Merna Reinsurance Ltd.	2.040%	7/7/10	420	420
5	Metropolitan Life
	Global Funding I	2.875%	9/17/12	2,425	2,481
5	Metropolitan Life
	Global Funding I	2.500%	1/11/13	500	504
5	Metropolitan Life
	Global Funding I	5.125%	4/10/13	2,060	2,222
5	Metropolitan Life
	Global Funding I	5.125%	6/10/14	470	509
5	Monumental Global Funding III	5.250%	1/15/14	235	257
5	New York Life Global Funding	4.625%	8/16/10	220	221
5	New York Life Global Funding	5.250%	10/16/12	220	239
5	New York Life Global Funding	5.375%	9/15/13	300	332
5	New York Life Global Funding	3.000%	5/4/15	250	253
4,5	Oil Insurance Ltd.	7.558%	6/30/49	300	258
5	Pacific Life Global Funding	5.150%	4/15/13	194	208
5	Pricoa Global Funding I	5.625%	5/24/11	50	52
5	Pricoa Global Funding I	4.625%	6/25/12	70	74
5	Pricoa Global Funding I	5.400%	10/18/12	650	699
5	Pricoa Global Funding I	5.450%	6/11/14	1,455	1,586
	Principal Financial Group Inc.	7.875%	5/15/14	400	462
5	Principal Life Global Funding I	4.400%	10/1/10	200	201
5	Principal Life Global Funding I	6.250%	2/15/12	620	662
5	Principal Life Global Funding I	5.250%	1/15/13	885	945
5	Principal Life Global Funding I	5.125%	10/15/13	360	386
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	600	615
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	25	27
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	340	366
	Prudential Financial Inc.	5.800%	6/15/12	610	651
	Prudential Financial Inc.	3.625%	9/17/12	725	747
	Prudential Financial Inc.	2.750%	1/14/13	1,500	1,508
	Prudential Financial Inc.	5.100%	9/20/14	250	265
	Prudential Financial Inc.	6.200%	1/15/15	150	165
5	TIAA Global Markets Inc.	4.950%	7/15/13	140	152
	Travelers Cos. Inc.	5.375%	6/15/12	250	268
4	Travelers Cos. Inc.	6.250%	3/15/37	350	328
	Travelers Property
	Casualty Corp.	5.000%	3/15/13	640	691
	UnitedHealth Group Inc.	5.125%	11/15/10	1,862	1,888
	UnitedHealth Group Inc.	5.250%	3/15/11	530	543
	UnitedHealth Group Inc.	5.500%	11/15/12	1,073	1,159
	UnitedHealth Group Inc.	4.875%	2/15/13	983	1,056
	UnitedHealth Group Inc.	4.875%	4/1/13	755	812
	UnitedHealth Group Inc.	4.750%	2/10/14	100	107
	UnitedHealth Group Inc.	5.000%	8/15/14	110	119
	WellPoint Health Networks Inc.	6.375%	1/15/12	250	267
	WellPoint Inc.	5.000%	1/15/11	300	305
	WellPoint Inc.	6.800%	8/1/12	924	1,017
	WellPoint Inc.	6.000%	2/15/14	955	1,066
	Willis North America Inc.	5.125%	7/15/10	170	170
	Willis North America Inc.	5.625%	7/15/15	755	796
	XL Capital Finance Europe PLC	6.500%	1/15/12	966	1,009
5	Xlliac Global Funding	4.800%	8/10/10	330	330
4,5	ZFS Finance USA Trust IV	5.875%	5/9/32	94	83

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Finance (0.1%)
5	Cantor Fitzgerald LP	6.375%	6/26/15	400	402

	Real Estate Investment Trusts (0.8%)
	Arden Realty LP	5.200%	9/1/11	180	185
	Boston Properties LP	6.250%	1/15/13	268	292
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	109	113
	Brandywine Operating
	Partnership LP	5.400%	11/1/14	150	153
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	169
5	Digital Realty Trust LP	4.500%	7/15/15	1,000	997
	Duke Realty LP	4.625%	5/15/13	275	282
	Duke Realty LP	6.250%	5/15/13	336	359
	HCP Inc.	6.450%	6/25/12	300	320
	Hospitality Properties Trust	7.875%	8/15/14	200	222
	Kimco Realty Corp.	4.820%	8/15/11	325	338
	Liberty Property LP	6.375%	8/15/12	506	542
	Simon Property Group LP	4.875%	8/15/10	350	352
	Simon Property Group LP	5.300%	5/30/13	872	938
	Simon Property Group LP	6.750%	5/15/14	175	195
5	WCI Finance LLC / WEA
	Finance LLC	5.400%	10/1/12	900	955
5	WEA Finance LLC / WT
	Finance Aust Pty Ltd.	7.500%	6/2/14	600	682
5	WT Finance Aust
	Pty Ltd. / Westfield
	Capital / WEA Finance LLC	4.375%	11/15/10	450	454
					302,564
Industrial (29.5%)
	Basic Industry (1.4%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	315
	Alcoa Inc.	6.000%	7/15/13	1,725	1,813
	ArcelorMittal	5.375%	6/1/13	1,243	1,307
	ArcelorMittal USA Inc.	6.500%	4/15/14	100	107
	Barrick Gold Financeco LLC	6.125%	9/15/13	550	617
	BHP Billiton Finance USA Ltd.	5.125%	3/29/12	500	533
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	190
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	600	669
	Dow Chemical Co.	4.850%	8/15/12	350	368
	Dow Chemical Co.	7.600%	5/15/14	950	1,094
	Dow Chemical Co.	5.900%	2/15/15	430	469
	EI du Pont de Nemours & Co.	5.000%	7/15/13	120	132
	International Paper Co.	5.300%	4/1/15	250	267
	International Paper Co.	7.950%	6/15/18	175	207
	PPG Industries Inc.	5.750%	3/15/13	380	416
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	1,015	1,109
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	2,175	2,640
	Rohm and Haas Co.	5.600%	3/15/13	470	504
	Sherwin-Williams Co.	3.125%	12/15/14	75	78

	Capital Goods (4.1%)
	3M Co.	4.500%	11/1/11	500	525
	Allied Waste North America Inc.	7.125%	5/15/16	250	268
	Allied Waste North America Inc.	6.875%	6/1/17	200	216
5	BAE Systems Holdings Inc.	4.750%	8/15/10	495	497
5	BAE Systems Holdings Inc.	6.400%	12/15/11	500	536
	Boeing Capital Corp.	6.100%	3/1/11	450	466
	Boeing Capital Corp.	6.500%	2/15/12	2,000	2,172
	Boeing Capital Corp.	5.800%	1/15/13	250	276
	Boeing Co.	1.875%	11/20/12	675	686
	Boeing Co.	3.500%	2/15/15	250	265
	Caterpillar Financial
	Services Corp.	5.750%	2/15/12	1,000	1,074
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	1,470	1,569
	Caterpillar Financial
	Services Corp.	4.900%	8/15/13	450	491

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	1,500	1,703
	Caterpillar Financial
	Services Corp.	6.125%	2/17/14	500	567
	Cooper US Inc.	5.250%	11/15/12	300	323
	CRH America Inc.	5.625%	9/30/11	2,209	2,308
	CRH America Inc.	6.950%	3/15/12	200	216
	CRH America Inc.	5.300%	10/15/13	475	510
	Eaton Corp.	5.750%	7/15/12	350	380
	Emerson Electric Co.	5.625%	11/15/13	200	226
	Emerson Electric Co.	4.125%	4/15/15	230	250
	General Dynamics Corp.	1.800%	7/15/11	225	227
	General Dynamics Corp.	4.250%	5/15/13	1,500	1,618
	General Electric Co.	5.000%	2/1/13	5,075	5,444
	Honeywell International Inc.	6.125%	11/1/11	185	198
	Honeywell International Inc.	4.250%	3/1/13	75	81
	Illinois Tool Works Inc.	5.150%	4/1/14	825	922
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	705	783
	Ingersoll-Rand Global
	Holding Co. Ltd.	9.500%	4/15/14	1,100	1,356
	John Deere Capital Corp.	5.400%	10/17/11	600	633
	John Deere Capital Corp.	7.000%	3/15/12	2,300	2,527
	John Deere Capital Corp.	5.250%	10/1/12	2,000	2,169
	John Deere Capital Corp.	1.875%	6/17/13	150	151
	John Deere Capital Corp.	4.900%	9/9/13	750	826
	John Deere Capital Corp.	2.950%	3/9/15	1,250	1,291
	Lafarge SA	6.150%	7/15/11	50	51
	Northrop Grumman
	Systems Corp.	7.125%	2/15/11	200	207
	Roper Industries Inc.	6.625%	8/15/13	1,000	1,118
5	Siemens
	Financieringsmaatschappij NV	5.500%	2/16/12	900	956
	Textron Financial Corp.	5.400%	4/28/13	330	343
	Tyco International Finance SA	4.125%	10/15/14	150	159
	Tyco International Finance SA	8.500%	1/15/19	400	516
	United Technologies Corp.	4.875%	5/1/15	700	784

	Communication (7.6%)
	America Movil SAB de CV	5.500%	3/1/14	500	545
	American Tower Corp.	4.625%	4/1/15	125	130
	AT&T Corp.	7.300%	11/15/11	1,380	1,494
	AT&T Inc.	5.875%	2/1/12	750	802
	AT&T Inc.	4.950%	1/15/13	525	571
	AT&T Inc.	6.700%	11/15/13	2,075	2,411
	AT&T Inc.	4.850%	2/15/14	650	711
	AT&T Inc.	5.100%	9/15/14	250	277
	AT&T Mobility LLC	6.500%	12/15/11	750	808
	British Telecommunications PLC	9.375%	12/15/10	2,080	2,153
	British Telecommunications PLC	5.150%	1/15/13	1,000	1,045
	CBS Corp.	8.200%	5/15/14	500	587
	Cellco Partnership / Verizon
	Wireless Capital LLC	3.750%	5/20/11	4,750	4,869
	Cellco Partnership / Verizon
	Wireless Capital LLC	5.250%	2/1/12	450	477
	Cellco Partnership / Verizon
	Wireless Capital LLC	7.375%	11/15/13	2,365	2,799
	Cellco Partnership / Verizon
	Wireless Capital LLC	5.550%	2/1/14	300	336
	CenturyLink Inc.	7.875%	8/15/12	750	823
	CenturyLink Inc.	5.000%	2/15/15	250	252
	Comcast Cable
	Communications Holdings Inc.	8.375%	3/15/13	457	530
	Comcast Cable
	Communications LLC	6.750%	1/30/11	500	516
	Comcast Corp.	5.450%	11/15/10	775	787
	Comcast Corp.	5.500%	3/15/11	640	659
	Comcast Corp.	5.300%	1/15/14	750	824
	Comcast Corp.	6.500%	1/15/15	250	287

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	COX Communications Inc.	7.125%	10/1/12	1,614	1,796
	COX Communications Inc.	4.625%	6/1/13	100	106
	COX Communications Inc.	5.450%	12/15/14	500	551
	Deutsche Telekom International
	Finance BV	5.250%	7/22/13	450	485
	Deutsche Telekom International
	Finance BV	5.875%	8/20/13	885	968
	Deutsche Telekom International
	Finance BV	4.875%	7/8/14	100	107
	DIRECTV Holdings LLC	3.550%	3/15/15	600	605
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	4.750%	10/1/14	300	319
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	6.375%	6/15/15	1,275	1,316
	France Telecom SA	7.750%	3/1/11	2,770	2,884
5	Frontier Communications	7.875%	4/15/15	275	278
5	Frontier Communications	8.250%	4/15/17	350	353
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	290	312
5	NBC Universal Inc.	3.650%	4/30/15	600	615
	New Cingular Wireless
	Services Inc.	7.875%	3/1/11	2,000	2,097
	New Cingular Wireless
	Services Inc.	8.125%	5/1/12	1,008	1,128
	News America Inc.	5.300%	12/15/14	550	612
5	Pearson PLC	7.000%	6/15/11	1,440	1,516
	Qwest Corp.	7.875%	9/1/11	200	208
	Qwest Corp.	8.875%	3/15/12	2,500	2,687
	Qwest Corp.	7.625%	6/15/15	250	268
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	235
	Rogers Communications Inc.	7.250%	12/15/12	1,108	1,243
	Rogers Communications Inc.	6.375%	3/1/14	250	283
	Telecom Italia Capital SA	6.200%	7/18/11	300	310
	Telecom Italia Capital SA	5.250%	11/15/13	1,100	1,140
	Telecom Italia Capital SA	6.175%	6/18/14	1,875	1,970
	Telecom Italia Capital SA	4.950%	9/30/14	400	402
	Telefonica Emisiones SAU	5.984%	6/20/11	3,320	3,440
	Telefonica Emisiones SAU	5.855%	2/4/13	1,150	1,234
	Telefonica Emisiones SAU	2.582%	4/26/13	1,500	1,494
	Telefonica Europe BV	7.750%	9/15/10	380	384
	Thomson Reuters Corp.	5.950%	7/15/13	1,250	1,397
	Thomson Reuters Corp.	5.700%	10/1/14	350	391
	Time Warner Cable Inc.	5.400%	7/2/12	600	643
	Time Warner Cable Inc.	6.200%	7/1/13	850	947
	Time Warner Cable Inc.	7.500%	4/1/14	725	844
	Time Warner Cable Inc.	3.500%	2/1/15	450	460
	Verizon Communications Inc.	4.350%	2/15/13	1,100	1,178
	Verizon Communications Inc.	5.250%	4/15/13	2,809	3,084
	Verizon Communications Inc.	5.500%	2/15/18	475	524
	Verizon Global Funding Corp.	7.250%	12/1/10	740	761
	Verizon Global Funding Corp.	6.875%	6/15/12	415	458
	Verizon Global Funding Corp.	7.375%	9/1/12	950	1,070
5	Vivendi SA	5.750%	4/4/13	450	488
	Vodafone Group PLC	5.500%	6/15/11	800	832
	WPP Finance UK	8.000%	9/15/14	1,240	1,453

	Consumer Cyclical (3.1%)
5	American Honda Finance Corp.	5.125%	12/15/10	520	529
5	American Honda Finance Corp.	2.375%	3/18/13	700	710
5	American Honda Finance Corp.	4.625%	4/2/13	450	480
5	American Honda Finance Corp.	6.700%	10/1/13	600	684
	Best Buy Co. Inc.	6.750%	7/15/13	225	252
	CVS Caremark Corp.	3.250%	5/18/15	350	356
4	CVS Caremark Corp.	6.302%	6/1/37	375	336
4,5	CVS Pass-Through Trust	6.117%	1/10/13	462	496
	Daimler Finance North
	America LLC	5.875%	3/15/11	900	926
	Daimler Finance North
	America LLC	7.300%	1/15/12	1,050	1,129

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Daimler Finance North
	America LLC	6.500%	11/15/13	215	240
	Darden Restaurants Inc.	5.625%	10/15/12	250	271
	Ford Motor Credit Co. LLC	7.000%	4/15/15	90	89
5	Harley-Davidson Funding Corp.	5.000%	12/15/10	200	202
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	685	712
5	Harley-Davidson Funding Corp.	5.750%	12/15/14	250	259
	Historic TW Inc.	9.125%	1/15/13	840	980
	Hyundai Capital Services Inc.	5.625%	1/24/12	285	296
	JC Penney Corp. Inc.	9.000%	8/1/12	510	563
	Johnson Controls Inc.	5.250%	1/15/11	725	740
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	160	114
	Lennar Corp.	5.125%	10/1/10	100	100
	Lowe’s Cos. Inc.	5.600%	9/15/12	425	465
	Macy’s Retail Holdings Inc.	6.625%	4/1/11	385	395
	Macy’s Retail Holdings Inc.	5.350%	3/15/12	525	532
	McDonald’s Corp.	4.300%	3/1/13	300	323
	MGM Resorts International	6.750%	4/1/13	100	88
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	822
5	Nissan Motor Acceptance Corp.	3.250%	1/30/13	450	459
	Nordstrom Inc.	6.750%	6/1/14	75	87
2	PACCAR Financial Corp.	0.801%	4/5/13	1,275	1,273
	PACCAR Financial Corp.	2.050%	6/17/13	800	805
	Staples Inc.	7.750%	4/1/11	100	105
	Staples Inc.	7.375%	10/1/12	520	577
	Staples Inc.	9.750%	1/15/14	660	807
	Target Corp.	5.875%	3/1/12	400	432
	Target Corp.	5.125%	1/15/13	220	241
	Time Warner Inc.	5.500%	11/15/11	770	812
	Time Warner Inc.	6.875%	5/1/12	710	774
	Toyota Motor Credit Corp.	1.900%	12/5/12	1,970	1,980
	Viacom Inc.	4.375%	9/15/14	240	255
5	Volvo Treasury AB	5.950%	4/1/15	400	420
	Wal-Mart Stores Inc.	4.250%	4/15/13	1,000	1,079
	Wal-Mart Stores Inc.	3.200%	5/15/14	425	448
	Wal-Mart Stores Inc.	2.875%	4/1/15	140	144
	Walgreen Co.	4.875%	8/1/13	400	439
2	Walt Disney Co.	0.374%	7/16/10	450	450
	Walt Disney Co.	5.700%	7/15/11	85	89
	Walt Disney Co.	6.375%	3/1/12	35	38
	Walt Disney Co.	4.500%	12/15/13	1,357	1,489
	Western Union Co.	5.400%	11/17/11	1,335	1,411
	Western Union Co.	6.500%	2/26/14	665	749
	Yum! Brands Inc.	8.875%	4/15/11	200	211

	Consumer Noncyclical (6.6%)
	Abbott Laboratories	3.750%	3/15/11	150	153
	Abbott Laboratories	5.600%	5/15/11	380	395
	Abbott Laboratories	5.150%	11/30/12	1,150	1,264
	Abbott Laboratories	2.700%	5/27/15	475	487
	Altria Group Inc.	8.500%	11/10/13	1,850	2,163
	AmerisourceBergen Corp.	5.625%	9/15/12	260	281
5	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	3/26/13	2,500	2,528
5	Anheuser-Busch InBev
	Worldwide Inc.	7.200%	1/15/14	1,400	1,610
	AstraZeneca PLC	5.400%	9/15/12	350	382
	AstraZeneca PLC	5.400%	6/1/14	240	271
	Avon Products Inc.	5.625%	3/1/14	1,025	1,143
	Baxter FinCo BV	4.750%	10/15/10	440	445
	Baxter International Inc.	1.800%	3/15/13	350	353
	Biogen Idec Inc.	6.000%	3/1/13	895	981
	Boston Scientific Corp.	4.500%	1/15/15	900	884
	Bottling Group LLC	6.950%	3/15/14	150	177
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	144
	Cardinal Health Inc.	5.500%	6/15/13	100	109
	CareFusion Corp.	4.125%	8/1/12	120	126
	CareFusion Corp.	5.125%	8/1/14	360	388
5	Cargill Inc.	6.375%	6/1/12	100	109

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Cargill Inc.	5.200%	1/22/13	950	1,024
	Clorox Co.	5.000%	3/1/13	75	81
5	Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	165
	Coca-Cola Co.	3.625%	3/15/14	500	533
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	500	553
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	350	417
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	100	108
	Covidien International
	Finance SA	5.150%	10/15/10	420	424
	Covidien International
	Finance SA	5.450%	10/15/12	150	164
	Covidien International
	Finance SA	1.875%	6/15/13	750	753
	Delhaize Group SA	5.875%	2/1/14	50	56
	Diageo Capital PLC	5.200%	1/30/13	150	163
	Diageo Finance BV	5.500%	4/1/13	250	275
	Dr Pepper Snapple Group Inc.	2.350%	12/21/12	250	253
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	2,850	3,112
	Hasbro Inc.	6.125%	5/15/14	200	212
	Hershey Co.	5.300%	9/1/11	125	131
	HJ Heinz Co.	5.350%	7/15/13	175	192
	Hormel Foods Corp.	6.625%	6/1/11	100	105
	Hospira Inc.	5.900%	6/15/14	150	167
	Kellogg Co.	5.125%	12/3/12	230	250
	Kellogg Co.	4.250%	3/6/13	350	375
	Koninklijke Philips
	Electronics NV	4.625%	3/11/13	335	360
	Kraft Foods Inc.	5.625%	8/11/10	300	301
	Kraft Foods Inc.	5.625%	11/1/11	600	632
	Kraft Foods Inc.	6.250%	6/1/12	500	543
	Kraft Foods Inc.	6.000%	2/11/13	250	276
	Kraft Foods Inc.	2.625%	5/8/13	1,500	1,529
	Kraft Foods Inc.	6.750%	2/19/14	580	665
	Kroger Co.	5.000%	4/15/13	775	836
	Kroger Co.	7.500%	1/15/14	375	439
	Life Technologies Corp.	4.400%	3/1/15	400	415
	McKesson Corp.	5.250%	3/1/13	250	271
	McKesson Corp.	6.500%	2/15/14	220	250
5	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	413
	Medco Health Solutions Inc.	6.125%	3/15/13	700	772
	Medco Health Solutions Inc.	7.250%	8/15/13	500	573
	Medtronic Inc.	4.375%	9/15/10	200	201
	Medtronic Inc.	4.500%	3/15/14	250	273
	Medtronic Inc.	3.000%	3/15/15	1,000	1,040
	Molson Coors Capital
	Finance ULC	4.850%	9/22/10	150	151
	Novartis Capital Corp.	1.900%	4/24/13	2,250	2,285
	Novartis Capital Corp.	4.125%	2/10/14	500	540
	PepsiAmericas Inc.	5.625%	5/31/11	110	114
	PepsiAmericas Inc.	4.375%	2/15/14	375	407
	PepsiCo Inc.	4.650%	2/15/13	670	728
	PepsiCo Inc.	3.750%	3/1/14	350	373
	Pfizer Inc.	4.450%	3/15/12	3,480	3,678
	Pfizer Inc.	5.350%	3/15/15	1,125	1,273
	Philip Morris International Inc.	4.875%	5/16/13	900	973
	Philip Morris International Inc.	6.875%	3/17/14	315	364
	Procter & Gamble International
	Funding SCA	1.350%	8/26/11	500	504
	Reynolds American Inc.	7.250%	6/1/13	200	220
	Reynolds American Inc.	7.625%	6/1/16	75	85
5	Roche Holdings Inc.	4.500%	3/1/12	1,400	1,478
5	Roche Holdings Inc.	5.000%	3/1/14	100	110
5	SABMiller PLC	6.200%	7/1/11	1,125	1,176
5	SABMiller PLC	5.500%	8/15/13	218	239
	Safeway Inc.	4.950%	8/16/10	325	326
	Safeway Inc.	6.250%	3/15/14	250	284
	St. Jude Medical Inc.	2.200%	9/15/13	1,250	1,265
	St. Jude Medical Inc.	3.750%	7/15/14	500	528
	Stryker Corp.	3.000%	1/15/15	400	414

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sysco Corp.	4.200%	2/12/13	220	236
	Teva Pharmaceutical
	Finance III LLC	1.500%	6/15/12	3,000	3,006
	Thermo Fisher Scientific Inc.	2.150%	12/28/12	450	454
	Unilever Capital Corp.	3.650%	2/15/14	600	636
	Whirlpool Corp.	5.500%	3/1/13	925	995
5	WM Wrigley Jr Co.	2.450%	6/28/12	1,340	1,341
	Wyeth	5.500%	3/15/13	1,610	1,778
	Wyeth	5.500%	2/1/14	1,375	1,546

	Energy (3.0%)
	Anadarko Petroleum Corp.	5.750%	6/15/14	800	720
	Apache Corp.	6.250%	4/15/12	550	593
	Apache Corp.	5.250%	4/15/13	100	109
	BP Capital Markets PLC	5.250%	11/7/13	766	705
	BP Capital Markets PLC	3.625%	5/8/14	950	815
	Burlington Resources
	Finance Co.	6.500%	12/1/11	50	54
	Canadian Natural
	Resources Ltd.	6.700%	7/15/11	200	210
	Canadian Natural
	Resources Ltd.	5.150%	2/1/13	330	356
5	Cenovus Energy Inc.	4.500%	9/15/14	575	611
	Chevron Corp.	3.450%	3/3/12	1,325	1,379
	Conoco Funding Co.	6.350%	10/15/11	1,854	1,976
	ConocoPhillips	9.375%	2/15/11	350	368
	ConocoPhillips	4.400%	5/15/13	350	376
	ConocoPhillips	4.750%	2/1/14	1,850	2,032
	ConocoPhillips	4.600%	1/15/15	600	655
	ConocoPhillips Australia
	Funding Co.	5.500%	4/15/13	270	297
	ConocoPhillips Canada
	Funding Co. I	5.300%	4/15/12	35	37
	Devon Energy Corp.	5.625%	1/15/14	150	166
	Devon Financing Corp. ULC	6.875%	9/30/11	890	948
	EnCana Corp.	4.750%	10/15/13	375	403
	EOG Resources Inc.	6.125%	10/1/13	275	311
	EOG Resources Inc.	2.950%	6/1/15	400	405
	Husky Energy Inc.	5.900%	6/15/14	676	754
	Marathon Oil Corp.	6.125%	3/15/12	570	612
	Shell International Finance BV	1.875%	3/25/13	4,000	4,031
	Shell International Finance BV	4.000%	3/21/14	2,596	2,745
	Smith International Inc.	8.625%	3/15/14	500	594
5	Statoil ASA	5.125%	4/30/14	250	277
	Total Capital SA	3.125%	10/2/15	250	254
	Transocean Inc.	5.250%	3/15/13	425	399
	Valero Energy Corp.	6.875%	4/15/12	600	645
	Valero Energy Corp.	4.500%	2/1/15	375	383
	Weatherford International Inc.	5.950%	6/15/12	275	291
	Weatherford International Ltd.	5.150%	3/15/13	525	551
5	Woodside Finance Ltd.	8.125%	3/1/14	225	259
	XTO Energy Inc.	5.000%	8/1/10	700	702
	XTO Energy Inc.	5.900%	8/1/12	650	712
	XTO Energy Inc.	4.625%	6/15/13	365	393
	XTO Energy Inc.	4.900%	2/1/14	675	744

	Technology (2.5%)
	Adobe Systems Inc.	3.250%	2/1/15	375	386
	Affiliated Computer
	Services Inc.	5.200%	6/1/15	250	262
	Agilent Technologies Inc.	4.450%	9/14/12	250	261
	Computer Sciences Corp.	5.500%	3/15/13	500	537
	Dell Inc.	3.375%	6/15/12	425	441
	Dell Inc.	4.700%	4/15/13	250	269
	Dell Inc.	5.625%	4/15/14	400	447
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	653
	Fiserv Inc.	6.125%	11/20/12	1,260	1,383
	Hewlett-Packard Co.	2.250%	5/27/11	750	757
	Hewlett-Packard Co.	4.250%	2/24/12	645	681

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	2.950%	8/15/12	250	259
	Hewlett-Packard Co.	4.500%	3/1/13	1,750	1,889
	Hewlett-Packard Co.	6.125%	3/1/14	430	492
	Hewlett-Packard Co.	4.750%	6/2/14	1,321	1,462
	HP Enterprise Services LLC	6.000%	8/1/13	1,525	1,717
	IBM International Group
	Capital LLC	5.050%	10/22/12	1,525	1,658
	International Business
	Machines Corp.	4.950%	3/22/11	850	874
	International Business
	Machines Corp.	4.750%	11/29/12	350	380
	International Business
	Machines Corp.	2.100%	5/6/13	2,000	2,046
	Intuit Inc.	5.400%	3/15/12	200	212
	Lexmark International Inc.	5.900%	6/1/13	500	532
	Microsoft Corp.	2.950%	6/1/14	500	523
	Motorola Inc.	8.000%	11/1/11	550	589
	Oracle Corp.	4.950%	4/15/13	487	535
	Oracle Corp.	3.750%	7/8/14	1,047	1,119
	Pitney Bowes Inc.	4.875%	8/15/14	500	547
	Pitney Bowes Inc.	5.000%	3/15/15	225	245
	Xerox Corp.	6.875%	8/15/11	1,050	1,109
	Xerox Corp.	5.650%	5/15/13	600	650
	Xerox Corp.	4.250%	2/15/15	500	515

	Transportation (1.2%)
	American Airlines Pass Through
	Trust 2001-01	6.817%	5/23/11	179	180
	American Airlines Pass Through
	Trust 2001-02	7.858%	10/1/11	360	367
4	American Airlines Pass Through
	Trust 2003-01	3.857%	7/9/10	140	140
	Burlington Northern Santa Fe
	LLC	5.900%	7/1/12	100	109
	Canadian National Railway Co.	6.375%	10/15/11	170	181
4	Continental Airlines 1997-4
	Class A Pass Through Trust	6.900%	1/2/18	68	68
4	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	164	152
	CSX Corp.	6.750%	3/15/11	660	685
	CSX Corp.	5.750%	3/15/13	400	437
	CSX Corp.	5.500%	8/1/13	250	273
	CSX Corp.	6.250%	4/1/15	132	152
	Delta Air Lines Inc.	7.570%	11/18/10	1,693	1,714
4	Delta Air Lines Inc.	6.619%	3/18/11	61	62
	Delta Air Lines Inc.	7.111%	9/18/11	815	846
	Delta Air Lines Inc.	6.417%	7/2/12	310	311
4	Delta Air Lines Inc.	8.021%	8/10/22	102	97
5	ERAC USA Finance LLC	8.000%	1/15/11	200	207
5	ERAC USA Finance LLC	5.800%	10/15/12	400	434
5	ERAC USA Finance LLC	2.750%	7/1/13	500	502
5	ERAC USA Finance LLC	5.600%	5/1/15	176	195
	Greenbrier Cos. Inc.	8.375%	5/15/15	125	118
2,4	JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.912%	12/15/13	268	238
2	JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.957%	3/15/14	625	514
2	JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.886%	11/15/16	440	323
	Norfolk Southern Corp.	6.750%	2/15/11	370	383
	Ryder System Inc.	6.000%	3/1/13	1,090	1,182
5	Southwest Airlines Co.	10.500%	12/15/11	625	694
	Union Pacific Corp.	5.450%	1/31/13	100	109
					273,128
Utilities (5.8%)
	Electric (4.6%)
	Alabama Power Co.	4.850%	12/15/12	160	174
	Ameren Corp.	8.875%	5/15/14	650	752
	American Water Capital Corp.	6.085%	10/15/17	675	739

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Appalachian Power Co.	5.550%	4/1/11	500	515
	Appalachian Power Co.	5.650%	8/15/12	380	408
	Appalachian Power Co.	3.400%	5/24/15	500	509
	Carolina Power & Light Co.	6.500%	7/15/12	1,110	1,211
	Carolina Power & Light Co.	5.125%	9/15/13	190	209
	Carolina Power & Light Co.	5.150%	4/1/15	100	111
2	CMS Energy Corp.	1.253%	1/15/13	300	282
	Commonwealth Edison Co.	5.400%	12/15/11	350	371
	Commonwealth Edison Co.	6.150%	3/15/12	695	751
	Consumers Energy Co.	5.375%	4/15/13	772	843
	Dominion Resources Inc.	5.700%	9/17/12	310	336
4	Dominion Resources Inc.	6.300%	9/30/66	940	865
	DPL Inc.	6.875%	9/1/11	1,200	1,270
	Duke Energy Carolinas LLC	5.300%	10/1/15	100	114
	Duke Energy Corp.	3.350%	4/1/15	500	511
	Duke Energy Ohio Inc.	2.100%	6/15/13	750	761
5	EDP Finance BV	5.375%	11/2/12	1,750	1,809
5	Enel Finance International SA	5.700%	1/15/13	200	213
5	Enel Finance International SA	3.875%	10/7/14	850	855
	Entergy Arkansas Inc.	5.400%	8/1/13	1,040	1,151
	Exelon Generation Co. LLC	5.350%	1/15/14	500	545
	FirstEnergy Corp.	6.450%	11/15/11	11	12
	Florida Power Corp.	6.650%	7/15/11	100	105
	Florida Power Corp.	4.800%	3/1/13	380	412
4,5	FPL Energy Marcus Hook LP	7.590%	7/10/18	444	509
2	FPL Group Capital Inc.	1.419%	6/17/11	550	553
2	FPL Group Capital Inc.	0.774%	11/9/12	1,750	1,750
4	FPL Group Capital Inc.	6.350%	10/1/66	205	187
2	Georgia Power Co.	0.857%	3/15/13	750	749
	Georgia Power Co.	6.000%	11/1/13	200	227
4,5	GWF Energy LLC	6.131%	12/30/11	67	68
5	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	250	249
5	International Transmission Co.	4.450%	7/15/13	200	213
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	50	56
	MidAmerican Energy Co.	5.650%	7/15/12	950	1,030
	Midamerican Energy
	Holdings Co.	3.150%	7/15/12	860	883
	National Rural Utilities
	Cooperative Finance Corp.	7.250%	3/1/12	700	767
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	660	676
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	900	995
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	100	109
	Nevada Power Co.	8.250%	6/1/11	200	212
	Nevada Power Co.	6.500%	4/15/12	200	217
	Nevada Power Co.	5.875%	1/15/15	290	324
5	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	123
	Northeast Utilities	7.250%	4/1/12	345	375
	Northeast Utilities	5.650%	6/1/13	550	595
	Northern States Power Co.	4.750%	8/1/10	200	201
	Northern States Power Co.	8.000%	8/28/12	525	600
	NSTAR Electric Co.	4.875%	10/15/12	130	140
	Ohio Power Co.	5.300%	11/1/10	370	375
	Oncor Electric Delivery Co. LLC	6.375%	5/1/12	740	799
	Oncor Electric Delivery Co. LLC	5.950%	9/1/13	870	961
	Pacific Gas & Electric Co.	4.200%	3/1/11	725	740
	Pacific Gas & Electric Co.	6.250%	12/1/13	300	343
	Pacific Gas & Electric Co.	4.800%	3/1/14	250	272
	Peco Energy Co.	5.950%	11/1/11	300	318
	Peco Energy Co.	5.600%	10/15/13	200	221
	Peco Energy Co.	5.000%	10/1/14	120	132
	PG&E Corp.	5.750%	4/1/14	1,000	1,112
4	PPL Capital Funding Inc.	6.700%	3/30/67	450	396
	PPL Electric Utilities Corp.	7.125%	11/30/13	120	140
	PPL Energy Supply LLC	5.400%	8/15/14	200	220
	Progress Energy Inc.	7.100%	3/1/11	80	83
	Progress Energy Inc.	6.850%	4/15/12	800	872

13

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Progress Energy Inc.	6.050%	3/15/14	250	280
5	PSEG Power LLC	2.500%	4/15/13	475	480
	PSEG Power LLC	5.000%	4/1/14	250	267
	Public Service Co. of Colorado	7.875%	10/1/12	200	229
	Public Service Electric
	& Gas Co.	5.125%	9/1/12	155	167
	Public Service Electric
	& Gas Co.	5.000%	8/15/14	250	274
	Public Service Electric
	& Gas Co.	2.700%	5/1/15	500	508
	Sierra Pacific Power Co.	5.450%	9/1/13	240	264
	Southern California Edison Co.	5.000%	1/15/14	100	110
	Southern California Edison Co.	5.750%	3/15/14	300	341
2	Southern Co.	0.705%	10/21/11	800	802
	Southern Co.	5.300%	1/15/12	300	318
	Southern Co.	4.150%	5/15/14	100	106
	Tampa Electric Co.	6.875%	6/15/12	470	513
	Tampa Electric Co.	6.375%	8/15/12	167	182
5	Trans-Allegheny Interstate
	Line Co.	4.000%	1/15/15	900	919
	Virginia Electric and Power Co.	4.750%	3/1/13	800	867
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	171
	Wisconsin Energy Corp.	6.500%	4/1/11	850	884

	Natural Gas (1.2%)
	AGL Capital Corp.	7.125%	1/14/11	100	103
4	Enbridge Energy Partners LP	8.050%	10/1/37	105	103
	Energy Transfer Partners LP	5.650%	8/1/12	270	284
	Energy Transfer Partners LP	6.000%	7/1/13	440	471
	Enterprise Products
	Operating LLC	7.500%	2/1/11	600	619
	Enterprise Products
	Operating LLC	4.600%	8/1/12	500	522
	Enterprise Products
	Operating LLC	6.375%	2/1/13	200	219
	Enterprise Products
	Operating LLC	5.650%	4/1/13	575	621
	Enterprise Products
	Operating LLC	5.900%	4/15/13	880	958
	Enterprise Products
	Operating LLC	9.750%	1/31/14	650	786
4	Enterprise Products
	Operating LLC	8.375%	8/1/66	450	450
5	Gulf South Pipeline Co. LP	5.750%	8/15/12	520	553
	Kinder Morgan Energy
	Partners LP	6.750%	3/15/11	100	104
	Kinder Morgan Energy
	Partners LP	5.850%	9/15/12	400	430
	Magellan Midstream
	Partners LP	6.450%	6/1/14	100	112
5	NGPL PipeCo LLC	6.514%	12/15/12	1,400	1,391
	ONEOK Partners LP	5.900%	4/1/12	400	426
	Plains All American Pipeline
	LP / PAA Finance Corp.	4.250%	9/1/12	360	374
5	Rockies Express Pipeline LLC	6.250%	7/15/13	525	567
5	Rockies Express Pipeline LLC	3.900%	4/15/15	150	147
4	Southern Union Co.	7.200%	11/1/66	400	354
	TransCanada PipeLines Ltd.	4.000%	6/15/13	100	106
	TransCanada PipeLines Ltd.	3.400%	6/1/15	500	517
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	175	157
5	Williams Partners LP	3.800%	2/15/15	600	608
					53,290
Total Corporate Bonds (Cost $618,162)					628,982
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
5	Emirate of Abu Dhabi	5.500%	4/8/14	80	87
	Export-Import Bank of Korea	5.500%	10/17/12	400	422
5	Gaz Capital SA for Gazprom	6.212%	11/22/16	100	101

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5,9	Hana Bank	6.500%	4/9/12	120	128
5	Industrial Bank of Korea	7.125%	4/23/14	150	169
	Korea Development Bank	5.300%	1/17/13	450	474
5	MDC-GMTN B.V.	5.750%	5/6/14	400	429
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,017
	Petrobras International
	Finance Co.	9.125%	7/2/13	125	147
4,5	Petroleum Co. of Trinidad
	& Tobago Ltd.	6.000%	5/8/22	150	142
5	Petronas Capital Ltd.	7.000%	5/22/12	100	109
4,5	PF Export Receivables
	Master Trust	3.748%	6/1/13	114	112
4,5	PF Export Receivables
	Master Trust	6.436%	6/1/15	230	243
5	Qatar Government International
	Bond	5.150%	4/9/14	100	107
5	Qatar Government International
	Bond	4.000%	1/20/15	200	206
4,5	Qatar Petroleum	5.579%	5/30/11	111	114
4,5	Ras Laffan Liquefied Natural
	Gas Co. Ltd. II	5.298%	9/30/20	300	311
5	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	175	187
5	TDIC Finance Ltd.	6.500%	7/2/14	400	427
5	TransCapitalInvest Ltd. for
	OJSC AK Transneft	5.670%	3/5/14	575	586
Total Sovereign Bonds (Cost $5,280)					5,518
Taxable Municipal Bonds (0.4%)
	Duke University	4.200%	4/1/14	180	194
	Florida Hurricane Catastrophe
	Fund Finance Corp. Rev.	1.130%	10/15/12	1,090	1,041
	Howard Hughes Medical
	Institute	3.450%	9/1/14	150	158
	Illinois GO	2.766%	1/1/12	1,000	1,008
	Illinois GO	4.071%	1/1/14	1,000	994
	New York City NY IDA Special
	Fac. Rev. (American Airlines
	Inc. J.F.K International Project)	7.500%	8/1/16	75	76
Total Taxable Municipal Bonds (Cost $3,492)					3,471
Tax-Exempt Municipal Bonds (0.1%)
	California Housing Finance
	Agency Home Mortgage
	Rev. VRDO	0.220%	8/1/37	240	240
	California Housing Finance
	Agency Multifamily Housing
	Rev. VRDO	0.220%	2/1/37	500	500
Total Tax-Exempt Municipal Bonds (Cost $740)					740

				Shares
Convertible Preferred Stock (0.0%)
6	Lehman Brothers Holdings Inc. Pfd.
	(Cost $700)	7.250%		700	1
Preferred Stocks (0.3%)
	Aspen Insurance Holdings
	Ltd. Pfd.	7.401%		5,950	134
	Federal National Mortgage
	Assn. Pfd.	5.948%		21,600	8
	Goldman Sachs Group Inc.
	Pfd.	6.050%		6,160	111
	Santander Finance Preferred
	SA Unipersonal Pfd.	6.800%		7,084	189
	Southern California Edison Co.
	Pfd.	5.349%		19,112	1,924
Total Preferred Stocks (Cost $2,922)					2,366

14

Vanguard Short-Term Investment-Grade Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
10 Vanguard Market Liquidity Fund
(Cost $47,186)	0.286%	47,185,665	47,186
Total Investments (99.2%) (Cost $903,770)			916,610
Other Assets and Liabilities (0.8%)
Other Assets			14,880
Liabilities			(7,095)
			7,785
Net Assets (100%)
Applicable to 86,012,416 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			924,395
Net Asset Value Per Share			$10.75

At June 30, 2010, net assets consisted of:
			Amount
			($000)
Paid-in Capital			893,229
Undistributed Net Investment Income			13,812
Accumulated Net Realized Gains			2,479
Unrealized Appreciation (Depreciation)
Investment Securities			12,840
Futures Contracts			(493)
Swap Contracts			2,528
Net Assets			924,395

• See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 Adjustable-rate security.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate value of these securities was $143,198,000, representing 15.5% of net assets.
6 Non-income-producing security—security in default.
7 Non-income-producing security—issuer has suspended all payments until February 1, 2012.
8 Securities with a value of $854,000 have been segregated as initial margin for open futures contracts.
9 Guaranteed by the Republic of Korea.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends	52
Interest[1]	14,932
Total Income	14,984
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative	691
Marketing and Distribution	95
Custodian Fees	20
Auditing Fees	8
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	881
Net Investment Income	14,103
Realized Net Gain (Loss)
Investment Securities Sold	4,521
Futures Contracts	(927)
Swap Contracts	1,402
Realized Net Gain (Loss)	4,996
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	5,520
Futures Contracts	(161)
Swap Contracts	2,306
Change in Unrealized
Appreciation (Depreciation)	7,665
Net Increase (Decrease) in Net
Assets Resulting from Operations	26,764

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,103	24,547
Realized Net Gain (Loss)	4,996	2,938
Change in Unrealized Appreciation (Depreciation)	7,665	49,063
Net Increase (Decrease) in Net Assets Resulting from Operations	26,764	76,548
Distributions
Net Investment Income	(26,042)	(23,350)
Realized Capital Gain	—	(2,832)
Total Distributions	(26,042)	(26,182)
Capital Share Transactions
Issued	124,296	409,083
Issued in Lieu of Cash Distributions	26,042	26,182
Redeemed	(75,702)	(90,722)
Net Increase (Decrease) from Capital Share Transactions	74,636	344,543
Total Increase (Decrease)	75,358	394,909
Net Assets
Beginning of Period	849,037	454,128
End of Period[2]	924,395	849,037

1 Interest income from an affiliated company of the portfolio was $51,000.

2 Net Assets—End of Period includes undistributed net investment income of $13,812,000 and $24,620,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.74	$9.95	$10.77	$10.63	$10.52	$10.62
Investment Operations
Net Investment Income	.171[1]	.404[1]	.480	.520[1]	.470	.380
Net Realized and Unrealized Gain (Loss)
on Investments	.159	.913	(.830)	.090	.030	(.140)
Total from Investment Operations	.330	1.317	(.350)	.610	.500	.240
Distributions
Dividends from Net Investment Income	(.320)	(.470)	(.470)	(.470)	(.390)	(.340)
Distributions from Realized Capital Gains	—	(.057)	—	—	—	—
Total Distributions	(.320)	(.527)	(.470)	(.470)	(.390)	(.340)
Net Asset Value, End of Period	$10.75	$10.74	$9.95	$10.77	$10.63	$10.52

Total Return	3.11%	13.86%	–3.45%	5.93%	4.92%	2.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$849	$454	$464	$401	$373
Ratio of Total Expenses to
Average Net Assets	0.20%[2]	0.20%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.20%[2]	3.92%	4.62%	4.92%	4.55%	3.58%
Portfolio Turnover Rate	60%[2]	59%	50%	59%	48%	35%
1 Calculated based on average shares outstanding.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The portfolio has also entered into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

18

Vanguard Short-Term Investment-Grade Portfolio

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $175,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

19

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	18,165	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	210,181	—
Corporate Bonds	—	628,982	—
Sovereign Bonds	—	5,518	—
Taxable Municipal Bonds	—	3,471	—
Tax-Exempt Municipal Bonds	—	740	—
Convertible Preferred Stocks	1	—	—
Preferred Stocks	2,366	—	—
Temporary Cash Investments	47,186	—	—
Futures Contracts—Assets[1]	30	—	—
Futures Contracts—Liabilities[1]	(11)	—	—
Swap Contracts—Assets	—	2,733	—
Swap Contracts—Liabilities	—	(205)	—
Total	49,572	869,585	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2,680	83	2,763
Liabilities	(11)	(205)	(216)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(927)	—	(927)
Swap Contracts	1,274	128	1,402
Realized Net Gain (Loss) on Derivatives	347	128	475

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(161)	—	(161)
Swap Contracts	2,200	106	2,306
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,039	106	2,145

At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year United States Treasury
Note/Bond	September 2010	186	40,702	180
5-Year United States Treasury
Note/Bond	September 2010	(323)	(38,228)	(583)
10-Year United States Treasury
Note/Bond	September 2010	(39)	(4,779)	(90)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2010, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	6/20/15	BARC	300	21	1.000	(1)
Bank of America Corporation/A2	3/20/15	DBAG	280	6	1.000	(1)
Burlington Northern/Baa1	6/20/12	DBAG	400	—	0.400	2
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.070	(3)
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.080	(1)
Metlife Inc./A2	3/20/15	DBAG	300	18	1.000	(14)

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040)	(4)
Bank of America Corporation	12/20/14	DBAG	340	(4)	(1.000)	4
Bank of America Corporation	12/20/14	BARC	340	(4)	(1.000)	5
Bank of America Corporation	12/20/14	BARC	300	(3)	(1.000)	4
Citigroup Inc.	6/20/14	BOANA	1,120	(48)	(5.000)	(170)
Goldman, Sachs & Co.	6/20/11	BOANA	1,000	1	(1.000)	9
Intesa San Paolo Spa	6/20/15	DBAG	500	(9)	(1.000)	3
Intesa San Paolo Spa	6/20/15	BOANA	500	(9)	(1.000)	3
Intesa San Paolo Spa	6/20/15	BOANA	500	(13)	(1.000)	(1)
Merrill Lynch	9/20/13	BOANA	300	—	(2.900)	(10)
Wells Fargo	3/20/15	GSCM	280	(2)	(1.000)	1
						(174)
1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
8/15/10	JPMC	12,000	4.040	(0.440)[2]	51
9/30/10	BARC	2,273	3.440	(0.530)[2]	16
11/6/10	BARC	633	1.350	(0.350)[3]	2
11/6/10	GSCM	1,144	1.360	(0.350)[3]	4
11/6/10	WFC	289	1.360	(0.350)[3]	1
11/15/10	GSCM	70	0.630	(0.350)[3]	—
12/15/10	WFC	450	1.020	(0.350)[3]	1
1/18/11	BOANA	170	0.740	(0.350)[3]	—
3/15/11	BARC	230	0.550	(0.540)[2]	—
4/15/11	BOANA	600	1.050	(0.350)[3]	2
5/15/11	BARC	75	0.600	(0.350)[3]	—
5/16/11	BOANA	100	0.940	(0.350)[3]	—
5/16/11	WFC	80	0.980	(0.350)[3]	—
6/15/11	GSCM	175	1.320	(0.350)[3]	1
6/15/11	WFC	25	1.320	(0.350)[3]	—

21

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/11	JPMC	375	1.290	(0.350)[3]	3
7/15/11	WFC	400	1.320	(0.350)[3]	3
7/15/11	BARC	2,500	1.200	(0.350)[3]	16
7/15/11	GSCM	400	1.300	(0.350)[3]	3
7/15/11	WFC	200	1.300	(0.350)[3]	1
7/15/11	GSCM	80	1.090	(0.350)[3]	—
7/15/11	BOANA	275	1.090	(0.350)[3]	2
8/15/11	GSCM	100	1.090	(0.350)[3]	1
8/15/11	BOANA	350	0.830	(0.350)[3]	1
8/15/11	WFC	400	0.740	(0.350)[3]	1
9/15/11	WFC	150	1.410	(0.350)[3]	1
9/15/11	BARC	385	1.400	(0.350)[3]	4
9/15/11	BOANA	700	0.840	(0.350)[3]	2
10/6/11	WFC	1,328	1.720	(0.350)[3]	18
10/6/11	BARC	1,808	1.720	(0.350)[3]	25
10/15/11	WFC	125	1.510	(0.350)[3]	1
10/15/11	WFC	600	0.930	(0.300)[2]	1
10/21/11	WFC	800	1.340	(0.310)[2]	6
11/15/11	GSCM	289	1.360	(0.350)[3]	3
11/15/11	WFC	350	1.480	(0.350)[3]	4
11/15/11	WFC	30	1.500	(0.350)[3]	—
12/6/11	WFC	4,173	2.020	(0.540)[2]	71
1/15/12	WFC	250	1.380	(0.350)[3]	3
1/15/12	WFC	300	1.230	(0.350)[3]	2
1/15/12	WFC	500	1.150	(0.350)[3]	3
1/15/12	WFC	110	1.080	(0.350)[3]	1
1/15/12	WFC	10	1.050	(0.350)[3]	—
1/15/12	WFC	300	1.060	(0.350)[3]	1
2/6/12	WFC	1,500	1.490	(0.350)[3]	18
2/15/12	BOANA	1,000	1.770	(0.350)[3]	17
2/23/12	GSCM	3,800	1.210	(0.480)[2]	21
3/6/12	GSCM	1,350	1.500	(0.350)[3]	17
4/15/12	GSCM	230	1.540	(0.350)[3]	3
4/15/12	WFC	300	1.540	(0.350)[3]	4
5/15/12	GSCM	1,300	1.900	(0.350)[3]	27
5/15/12	BOANA	50	1.350	(0.350)[3]	1
5/15/12	WFC	720	1.260	(0.350)[3]	6
5/15/12	WFC	900	1.140	(0.350)[3]	6
6/15/12	BARC	80	1.680	(0.350)[3]	1
6/15/12	BARC	400	1.610	(0.350)[3]	6
6/15/12	WFC	1,300	1.570	(0.350)[3]	19
6/15/12	WFC	2,000	1.450	(0.350)[3]	24
6/15/12	JPMC	70	1.350	(0.350)[3]	1
7/15/12	GSCM	1,000	1.730	(0.350)[3]	18
7/15/12	BARC	900	1.680	(0.350)[3]	15
7/15/12	WFC	90	1.450	(0.350)[3]	1
7/15/12	WFC	220	1.450	(0.350)[3]	3

22

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/12	JPMC	655	1.370	(0.350)[3]	7
7/16/12	WFC	80	1.590	(0.350)[3]	1
8/15/12	WFC	2,050	1.850	(0.350)[3]	42
8/15/12	JPMC	250	1.440	(0.350)[3]	3
8/20/12	WFC	700	1.770	(0.350)[3]	13
9/6/12	GSCM	1,445	2.070	(0.350)[3]	37
9/6/12	BOANA	2,045	2.070	(0.350)[3]	52
9/15/12	GSCM	1,700	1.860	(0.350)[3]	35
9/15/12	WFC	1,175	1.760	(0.350)[3]	22
10/15/12	WFC	130	1.800	(0.350)[3]	3
10/15/12	BOANA	600	1.750	(0.350)[3]	11
10/20/12	BARC	500	1.760	(0.350)[3]	9
10/20/12	BARC	1,100	2.040	(0.350)[3]	27
10/22/12	BOANA	300	2.450	(0.350)[3]	10
11/9/12	WFC	1,750	1.860	(0.370)[2]	31
11/15/12	WFC	175	1.900	(0.350)[3]	4
11/15/12	BARC	300	1.950	(0.350)[3]	7
11/15/12	WFC	250	1.810	(0.350)[3]	5
11/15/12	WFC	40	1.560	(0.350)[3]	1
12/6/12	BARC	1,900	2.330	(0.540)[2]	54
12/6/12	BARC	200	1.930	(0.540)[2]	4
12/15/12	BOANA	2,490	2.210	(0.540)[2]	64
12/15/12	WFC	1,100	1.820	(0.350)[3]	22
12/15/12	WFC	1,000	1.760	(0.350)[3]	18
12/15/12	WFC	2,280	1.720	(0.350)[3]	39
12/15/12	GSCM	2,250	1.600	(0.540)[2]	25
12/17/12	BOANA	2,000	2.030	(0.350)[3]	50
12/17/12	WFC	400	2.260	(0.540)[2]	11
12/17/12	WFC	500	1.990	(0.540)[2]	10
1/15/13	WFC	3,000	1.720	(0.350)[3]	52
1/15/13	WFC	2,800	1.770	(0.300)[2]	42
1/15/13	JPMC	300	1.630	(0.300)[2]	4
2/15/13	WFC	100	1.960	(0.350)[3]	2
2/15/13	WFC	700	1.710	(0.350)[3]	12
2/15/13	WFC	45	1.890	(0.350)[3]	1
2/15/13	WFC	620	1.730	(0.350)[3]	11
2/20/13	WFC	580	1.930	(0.350)[3]	13
3/15/13	WFC	55	2.100	(0.350)[3]	2
3/15/13	WFC	200	2.170	(0.350)[3]	6
3/15/13	BARC	250	2.380	(0.350)[3]	9
3/15/13	WFC	100	1.850	(0.350)[3]	2
3/15/13	JPMC	2,300	1.740	(0.350)[3]	40
3/15/13	WFC	750	1.710	(0.540)[2]	10
3/15/13	JPMC	675	1.720	(0.350)[3]	11
4/5/13	GSCM	1,275	1.770	(0.350)[3]	22
6/15/13	GSCM	225	2.350	(0.350)[3]	8
7/15/13	BARC	100	2.530	(0.350)[3]	4

23

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/13	BOANA	1,400	2.190	(0.350)[3]	40
9/15/13	WFC	1,000	2.330	(0.540)[2]	28
9/15/13	WFC	700	1.950	(0.350)[3]	14
9/16/13	GSCM	400	2.290	(0.540)[2]	11
11/15/13	WFC	90	2.040	(0.350)[3]	2
11/15/13	WFC	1,200	2.040	(0.350)[3]	27
11/15/13	BARC	500	2.240	(0.350)[3]	14
11/15/13	WFC	700	2.090	(0.350)[3]	17
11/17/13	JPMC	175	2.170	(0.350)[3]	5
12/1/13	GSCM	1,020	2.580	(0.540)[2]	37
12/1/13	WFC	2,923	2.580	(0.540)[2]	105
12/1/13	GSCM	2,923	2.580	(0.540)[2]	105
3/6/14	GSCM	3,074	2.450	(0.350)[3]	107
3/15/14	WFC	400	2.660	(0.350)[3]	17
3/15/14	WFC	200	2.210	(0.350)[3]	5
4/15/14	WFC	700	2.210	(0.350)[3]	17
5/15/14	GSCM	75	2.300	(0.350)[3]	2
6/15/14	WFC	300	2.340	(0.350)[3]	9
6/16/14	WFC	5	2.580	(0.350)[3]	—
7/15/14	WFC	1,200	2.310	(0.350)[3]	32
8/15/14	WFC	2,100	2.680	(0.350)[3]	86
2/17/15	GSCM	3,800	2.560	(0.360)[2]	104
3/24/15	GSCM	100	2.910	(0.350)[3]	5
6/1/16	WFC	350	2.910	(0.540)[2]	11
8/15/16	GSCM	280	3.030	(0.350)[3]	12
8/15/16	BOANA	140	3.230	(0.350)[3]	8
12/15/16	WFC	500	3.370	(0.540)[2]	28
12/15/16	JPMC	425	3.260	(0.300)[2]	21
12/15/16	WFC	250	3.260	(0.300)[2]	12
1/15/17	BARC	60	2.970	(0.350)[3]	2
2/15/17	WFC	1,700	3.370	(0.350)[3]	101
2/15/17	GSCM	1,770	3.430	(0.350)[3]	112
2/15/17	BARC	80	3.180	(0.350)[3]	4
6/15/17	GSCM	260	3.490	(0.350)[3]	17
6/15/17	BARC	130	3.470	(0.350)[3]	8
6/15/17	GSCM	300	3.400	(0.350)[3]	18
6/15/17	BOANA	100	3.310	(0.350)[3]	5
9/15/17	GSCM	1,500	3.520	(0.350)[3]	99
9/15/17	BARC	1,300	3.360	(0.350)[3]	72
					2,650

1 BARC—Barclays Bank PLC
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
WFC—Wachovia Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

24

Vanguard Short-Term Investment-Grade Portfolio

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities Index
7/1/10	BARC	500	(0.350)	—-
8/1/10	BARC	500	(0.350)	17
9/1/10	BARC	500	(0.350)	13
10/1/10	BARC	500	(0.350)	13
11/1/10	BARC	225	(0.350)	2
12/1/10	BARC	425	(0.350)	7
				52
1 BARC—Barclays Bank PLC.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At June 30, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the portfolio in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,131,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $926,000 through December 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $909,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio’s realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $904,696,000. Net unrealized appreciation of investment securities for tax purposes was $11,914,000, consisting of unrealized gains of $23,559,000 on securities that had risen in value since their purchase and $11,645,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2010, the portfolio purchased $273,237,000 of investment securities and sold $190,144,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,870,000 and $30,934,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	11,524	39,517
Issued in Lieu of Cash Distributions	2,452	2,724
Redeemed	(7,027)	(8,822)
Net Increase (Decrease) in Shares Outstanding	6,949	33,419

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,031.09	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.80	1.00

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio had slightly outperformed its peer-group average, and that its performance results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Vanguard® Small Company Growth Portfolio

Even when markets abruptly changed course downward this past spring, small-company stocks held on to the performance advantage they had during the robust 2009 rally. For example, the Russell 2500 Growth Index returned –1.82% for the six months ended June 30, several steps ahead of the –7.64% return of its large-capitalization counterpart, the Russell 1000 Growth Index.

The Small Company Growth Portfolio did even better, bucking the downdrafts to land in positive territory. The portfolio’s 0.11% return was tiny, but still placed it ahead of the average return of competing funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Two largest sectors moved in opposite directions
Gains and losses were almost equally balanced in the portfolio’s ten sectors, as six advanced and four declined. The tug-of-war was apparent in the two largest sectors—information technology and health care, each representing about one quarter of the portfolio’s assets.

The portfolio’s health care holdings had the upper hand, returning almost 6%. Pharmaceutical companies and firms that provide health care and related services had gains near 20%. Among the leading contributors were the service provider inVentiv Health, Impax Laboratories, and Nektar Therapeutics—which enjoyed a strong rally in the first quarter after reporting positive results from a phase-two clinical study involving its ovarian cancer drug. Your portfolio’s advisors distinguished themselves in the health care sector by adding more than a percentage point of return compared with the benchmark index.

However, disappointments among information technology holdings, which returned about –5%, nearly erased health care’s contribution to the portfolio’s total return. The stock price of communications-equipment maker Acme Packet more than doubled, but several semiconductor holdings struggled. Even so, the portfolio’s tech stocks performed nearly in line with the benchmark index sector.

In a portfolio with about 600 holdings, it’s unusual for any individual stock to have a major impact on results. Still, two top-ten holdings in other sectors did make positive contributions worth noting: Ladish, a maker of aerospace components, and Ruddick, a retail grocer and manufacturer of industrial sewing thread, representing industrials and consumer staples, respectively.

When investors seek safety, they tend to shy away from smaller companies. The market’s recent dive was an exception, in that small-cap stocks weren’t hit quite as hard as others. Still, it’s worth remembering that, along with the potential for superior growth and reward, small-company stocks bring with them the potential for greater risk. That’s why an investment such as the Small Company Growth Portfolio should be considered within the context of a broader mix of stock, bond, and money market funds tailored to your goals and risk tolerance.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Small Company Growth Portfolio	0.11%
Russell 2500 Growth Index	–1.82
Small-Cap Growth Funds Average[1]	–2.57

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Small-Cap
		Growth Funds
	Portfolio	Average
Small Company Growth Portfolio	0.40%	1.64%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the Small Company Growth Portfolio’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 0.11% for the six months ended June 30, 2010, ahead of the –1.82% return of the Russell 2500 Growth Index and the –2.57% average return of its peer group. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2010 and of the effect this environment had on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 12, 2010.

Granahan Investment Management, Inc.

Portfolio Managers:

John J. Granahan, CFA, Founder and President

Gary C. Hatton, CFA, Executive Vice President

Jane M. White, Executive Vice President Robert F. Granahan, CFA, Vice President Susan E. McGarry, Vice President

The investment environment
After a positive run in equities from February into April, spurred by a quickening in industrial activity, the market turned lower on concerns about Europe’s financial difficulties. The result was a slight market decline for small-cap stocks in the six-month period overall. In the United States, corporate balance sheets remain generally strong, and the recent increase in revenues combined with continued cost controls has driven earnings significantly higher. The consumer, however, remains challenged by weak employment conditions and ongoing pressure on the housing market.

Our successes
Of the nine industry sectors in our portfolio, we had good relative performance in six, representing 55% of our total assets. Health care was our strongest sector, as we both overweighted the group and had strong performance relative to the benchmark. Returns were led by stocks like Nektar Therapeutics (benefiting from growing validation for its drug delivery platform) and PAREXEL International (increasing its contract network services for pharmaceutical, biotechnology, and medical device companies).

Another strong sector was producer durables, led by Ladish, an aerospace components company with a strong earnings rebound; Tennant, an industrial cleaning machine company with an interesting chemical-free innovation; and Advisory Board, a provider of best-practices research to health care and education clients. An earnings recovery is underway at Advisory Board.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	391	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	29	165	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	3	15	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Small Company Growth Portfolio

Our shortfalls
Poor stock selection and an underweighted position penalized our consumer discretionary results. TiVo, the provider of television recorders and services, was a significant detractor; the company suffered a judicial setback that could affect its case against DISH Network. Another unsuccessful consumer discretionary holding was MarineMax, a boat retailer, which gave back about half of last year’s big gain.

We were right to underweight the financial services sector, as it sagged in the period; however, poor selections hindered our performance. Euronet Worldwide declined as it expects to receive lower transaction fees from VISA’s Polish operations. Dun & Bradstreet stock appeared to be hindered by doubts regarding the company’s plans for new strategic investments.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

The broad U.S. equity market started 2010 quite well, rising about 6% in the first quarter as the economy continued to exhibit signs of recovery, corporate earnings were stronger than anticipated, and some investors appeared to regain confidence in an economic recovery and in equities.

However, volatility continued to be a part of the investing mix, as most financial and economic news during the second quarter was decidedly negative. U.S. equities fell more than 11% in the second quarter in reaction to the European debt crisis, worries over slowing growth in China, and the continuing uncertainties about unemployment, the housing market, and financial market regulation—to name a few—here at home.

For the six months, the returns of small-capitalization companies outpaced those of larger companies by more than 4 percentage points, led by health care, consumer discretionary, and consumer staples companies.

Overall, our company evaluation process added value during this period, as our valuation, management-decisions, and growth indicators accurately separated the outperformers from the underperformers. Our valuation model measures the price we will pay for a stock’s earnings or cash flow, while our management-decisions model evaluates the steps corporate managers take to enhance shareholder value. Our growth model differentiates between companies whose low valuations are due to poor growth prospects and those that are undervalued despite having better prospects. Results from our quality model were neutral for the period, and our momentum indicator was negative.

In terms of individual stocks, our selections were strongest in the consumer discretionary and health care sectors, where Valassis Communications, Dollar Tree, Aéropostale, Valeant Pharmaceuticals International, and Dendreon were the largest positive contributors to our relative results. On the other hand, our selections in the industrial and energy sectors held back our overall return. Alliant Techsystems, ATC Technology, EXCO Resources, and Oceaneering International were among the larger detractors from our relative performance.

We maintain our commitment to holding a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s, a higher return on equity, quality balance sheets, and positive market sentiment. We believe that this approach to building a portfolio, combined with a disciplined risk-control framework, offers an attractive profile that the market will reward in the long term.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	568	1,590	4,114
Median Market Cap	$1.2B	$1.9B	$25.2B
Price/Earnings Ratio	28.3x	29.9x	17.6x
Price/Book Ratio	2.2x	3.0x	1.9x
Yield[3]	0.1%	0.7%	2.0%
Return on Equity	10.1%	14.2%	19.1%
Earnings Growth Rate	11.0%	9.9%	6.6%
Foreign Holdings	4.3%	0.0%	0.0%
Turnover Rate[4]	58%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	2.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.92
Beta	0.94	1.12

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	13.6%	19.3%	11.4%
Consumer Staples	4.3	2.9	10.4
Energy	3.0	4.4	9.4
Financials	5.7	6.9	17.5
Health Care	24.7	17.9	11.7
Industrials	18.7	17.4	10.8
Information Technology	24.0	22.9	18.7
Materials	4.4	6.4	3.9
Telecommunication
Services	1.2	1.6	2.7
Utilities	0.4	0.3	3.5

Ten Largest Holdings[6] (% of total net assets)
QLT Inc.	biotechnology	1.1%
Ruddick Corp.	food retail	1.1
Kennametal Inc.	industrial machinery	1.0
Luminex Corp.	life sciences tools
	and services	0.9
Nektar Therapeutics	pharmaceuticals	0.9
Ladish Co. Inc.	aerospace and
	defense	0.9
Angiodynamics Inc.	healthcare
	equipment	0.9
Tennant Co.	industrial machinery	0.9
Bio-Rad Laboratories Inc.	life sciences tools
Class A	and services	0.9
inVentiv Health Inc.	health-care services	0.9
Top Ten		9.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the annualized expense ratio was 0.40%.
6 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	23.62%	0.92%	2.75%

1 Six months ended June 30, 2010.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (12.9%)
	Monro Muffler Brake Inc.	80,425	3,179
*	GameStop Corp. Class A	147,190	2,766
*	WMS Industries Inc.	61,000	2,394
	Cinemark Holdings Inc.	178,850	2,352
*	Tempur-Pedic
	International Inc.	75,486	2,321
*	MarineMax Inc.	326,800	2,268
*	Coinstar Inc.	51,400	2,209
	Regis Corp.	138,000	2,149
	Matthews International Corp.
	Class A	68,600	2,009
*	ITT Educational Services Inc.	23,900	1,984
	Aaron’s Inc.	114,605	1,956
*	Wet Seal Inc. Class A	508,000	1,854
*	O’Reilly Automotive Inc.	36,700	1,745
*	Buffalo Wild Wings Inc.	47,150	1,725
*	True Religion Apparel Inc.	73,830	1,629
*	Pier 1 Imports Inc.	231,900	1,486
*	Aeropostale Inc.	49,909	1,429
	American Eagle
	Outfitters Inc.	119,900	1,409
*	JOS A Bank Clothiers Inc.	26,000	1,404
*	Interpublic Group
	of Cos. Inc.	188,000	1,340
*	Dress Barn Inc.	56,000	1,333
	DeVry Inc.	24,900	1,307
*	Capella Education Co.	14,100	1,147
*	BJ’s Restaurants Inc.	48,300	1,140
*	Valassis
	Communications Inc.	34,586	1,097
*	TRW Automotive
	Holdings Corp.	36,600	1,009
	Foot Locker Inc.	79,300	1,001
*	Kenneth Cole
	Productions Inc. Class A	88,000	969
	Ross Stores Inc.	18,016	960
	Tupperware Brands Corp.	23,707	945
*	Big Lots Inc.	28,700	921
	Sotheby’s	39,500	903
	Williams-Sonoma Inc.	35,500	881
*	Warnaco Group Inc.	24,300	878
	Brinker International Inc.	60,543	875
*	Select Comfort Corp.	97,400	852
*,^	AutoNation Inc.	43,600	850
*	Sinclair Broadcast Group Inc.
	Class A	143,700	838
	Advance Auto Parts Inc.	16,592	833
*	J Crew Group Inc.	21,900	806
	Harte-Hanks Inc.	69,500	726
*	Fossil Inc.	20,700	718

			Market
			Value•
		Shares	($000)
*	Talbots Inc.	66,710	688
*	Chipotle Mexican Grill Inc.
	Class A	4,900	670
*	Panera Bread Co. Class A	8,600	647
*	CEC Entertainment Inc.	15,900	561
*	Steven Madden Ltd.	16,427	518
*	Jo-Ann Stores Inc.	13,708	514
	Cracker Barrel
	Old Country Store Inc.	10,500	489
	Standard Motor
	Products Inc.	54,009	436
	Polaris Industries Inc.	7,600	415
*	Dorman Products Inc.	20,138	409
*	Denny’s Corp.	134,200	349
*	LIN TV Corp. Class A	62,100	336
	Buckle Inc.	10,148	329
	PF Chang’s China Bistro Inc.	8,052	319
*	Career Education Corp.	13,200	304
*	Deckers Outdoor Corp.	2,100	300
*	Harman International
	Industries Inc.	9,500	284
	Strayer Education Inc.	1,330	276
*	Corinthian Colleges Inc.	27,400	270
*	Jack in the Box Inc.	13,000	253
	Burger King Holdings Inc.	14,701	248
*	Carter’s Inc.	9,349	245
	Cato Corp. Class A	10,824	238
	John Wiley & Sons Inc.
	Class A	5,712	221
	Cooper Tire & Rubber Co.	10,500	205
	Leggett & Platt Inc.	9,500	191
	Finish Line Inc. Class A	13,100	182
*	American Axle &
	Manufacturing Holdings Inc.	22,200	163
	National Presto
	Industries Inc.	1,675	156
*	DineEquity Inc.	5,500	154
*	Under Armour Inc. Class A	4,500	149
*	Perry Ellis International Inc.	7,300	147
*	Hovnanian Enterprises Inc.
	Class A	39,000	144
*	Domino’s Pizza Inc.	12,683	143
*	Stein Mart Inc.	22,100	138
	PetSmart Inc.	4,500	136
	Sturm Ruger & Co. Inc.	9,251	133
*	Lincoln Educational
	Services Corp.	6,400	132
*	Sally Beauty Holdings Inc.	16,042	132
*	Kirkland’s Inc.	7,435	125
*	Cheesecake Factory Inc.	4,800	107
*	Timberland Co. Class A	6,418	104
*	New York Times Co. Class A	10,800	93

			Market
			Value•
		Shares	($000)
*	HSN Inc.	3,800	91
	Thor Industries Inc.	3,800	90
*	Caribou Coffee Co. Inc.	9,331	88
	Wolverine World Wide Inc.	3,200	81
	Phillips-Van Heusen Corp.	1,723	80
*	DSW Inc. Class A	3,100	70
*	Drew Industries Inc.	3,400	69
	Weight Watchers
	International Inc.	2,600	67
*	Steiner Leisure Ltd.	1,600	62
*	Dollar Tree Inc.	1,316	55
*	Gymboree Corp.	1,200	51
*	Papa John’s International Inc.	2,100	49
*	AC Moore Arts & Crafts Inc.	20,000	45
*	Ruth’s Hospitality Group Inc.	9,300	39
*	AFC Enterprises Inc.	3,891	35
*	Maidenform Brands Inc.	1,700	35
	Chico’s FAS Inc.	3,500	35
*	Knology Inc.	2,200	24
*	Destination Maternity Corp.	900	23
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/2012	1,122	—
			73,739
Consumer Staples (4.1%)
	Ruddick Corp.	197,520	6,121
	Pricesmart Inc.	169,090	3,928
*	NBTY Inc.	87,450	2,974
	Diamond Foods Inc.	44,100	1,813
*	Constellation Brands Inc.
	Class A	94,500	1,476
*	Boston Beer Co. Inc.
	Class A	18,500	1,248
	Herbalife Ltd.	26,300	1,211
	Lancaster Colony Corp.	16,275	869
	Nu Skin Enterprises Inc.
	Class A	32,600	813
*	Whole Foods Market Inc.	20,500	738
	Sanderson Farms Inc.	14,000	710
*	Revlon Inc. Class A	50,910	568
*	United Natural Foods Inc.	9,100	272
	Spartan Stores Inc.	14,750	202
*	American Italian Pasta Co.	2,452	130
	National Beverage Corp.	7,800	96
*	Overhill Farms Inc.	13,800	81
	Casey’s General Stores Inc.	1,400	49
*	Smithfield Foods Inc.	2,900	43
*	Medifast Inc.	1,400	36
			23,378
Energy (2.7%)
*	Tesco Corp.	210,175	2,581
*	Oceaneering
	International Inc.	36,810	1,653

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Clean Energy Fuels Corp.	82,480	1,232
	SM Energy Co.	30,680	1,232
	CARBO Ceramics Inc.	14,930	1,078
	EXCO Resources Inc.	70,900	1,036
*	Arena Resources Inc.	32,000	1,021
*	Forest Oil Corp.	34,400	941
*	Atwood Oceanics Inc.	28,980	740
*	CAMAC Energy Inc.	183,500	684
*	Rowan Cos. Inc.	24,000	527
*	Tetra Technologies Inc.	48,900	444
	Frontline Ltd.	14,200	405
	Ship Finance
	International Ltd.	18,200	325
*	Energy XXI Bermuda Ltd.	20,000	316
*	Gulfport Energy Corp.	23,800	282
*	James River Coal Co.	16,400	261
*	McMoRan Exploration Co.	18,400	204
	World Fuel Services Corp.	4,400	114
*	Brigham Exploration Co.	7,270	112
	W&T Offshore Inc.	9,800	93
*	Cloud Peak Energy Inc.	5,600	74
*	Venoco Inc.	4,300	71
	Massey Energy Co.	1,900	52
*	Westmoreland Coal Co.	6,200	50
*	Matrix Service Co.	4,779	45
*	Warren Resources Inc.	6,300	18
			15,591
Exchange-Traded Fund (1.1%)
2	Vanguard Small-Cap Growth
	ETF	104,300	6,140

Financials (5.2%)
*	Safeguard Scientifics Inc.	324,691	3,429
	Cash America
	International Inc.	96,905	3,321
*	FirstService Corp.	158,800	3,298
	Cullen/Frost Bankers Inc.	41,000	2,107
	Waddell &
	Reed Financial Inc.	55,200	1,208
	Duff & Phelps Corp. Class A	82,000	1,036
	SEI Investments Co.	50,100	1,020
	Endurance Specialty
	Holdings Ltd.	24,480	919
*	CB Richard Ellis Group Inc.
	Class A	67,151	914
*	Harris & Harris Group Inc.	200,250	819
*	AmeriCredit Corp.	43,700	796
	Jones Lang LaSalle Inc.	11,900	781
*	MHI Hospitality Corp.	426,800	772
*	Credit Acceptance Corp.	14,914	727
	Federated Investors Inc.
	Class B	32,300	669
	QC Holdings Inc.	179,510	661
	BOK Financial Corp.	13,573	644
	Jefferies Group Inc.	30,200	637
	Nelnet Inc. Class A	31,332	604
	Westamerica Bancorporation	11,095	583
	Axis Capital Holdings Ltd.	19,600	583
	Digital Realty Trust Inc.	8,722	503
*	Dollar Financial Corp.	23,500	465
*	World Acceptance Corp.	8,900	341
	Associated Estates
	Realty Corp.	25,915	336
	Advance America Cash
	Advance Centers Inc.	72,179	298

			Market
			Value•
		Shares	($000)
	Equity Lifestyle
	Properties Inc.	5,700	275
	Sun Communities Inc.	8,800	228
	Amtrust Financial
	Services Inc.	17,528	211
	Highwoods Properties Inc.	7,200	200
	PS Business Parks Inc.	3,532	197
	GAMCO Investors Inc.	4,867	181
*	Pinnacle Financial
	Partners Inc.	13,700	176
	CommonWealth REIT	22,900	142
*	Signature Bank	3,000	114
	First Financial
	Bankshares Inc.	2,300	111
*	First Cash Financial
	Services Inc.	4,600	100
*	Cardtronics Inc.	7,300	95
	Life Partners Holdings Inc.	4,200	86
	Mid-America Apartment
	Communities Inc.	1,600	82
	Solar Capital Ltd.	2,900	56
	Potlatch Corp.	1,100	39
	Penns Woods Bancorp Inc.	1,200	36
	Great Southern
	Bancorp Inc.	1,716	35
	Southside Bancshares Inc.	1,424	28
	FBL Financial Group Inc.
	Class A	1,200	25
	Federal Realty
	Investment Trust	200	14
			29,902
Health Care (24.0%)
*	QLT Inc.	1,082,938	6,227
*	Luminex Corp.	333,450	5,409
*	Nektar Therapeutics	437,250	5,291
*	Angiodynamics Inc.	343,910	5,073
*	Bio-Rad Laboratories Inc.
	Class A	57,150	4,943
*	inVentiv Health Inc.	192,200	4,920
*	Parexel International Corp.	204,050	4,424
*	Alkermes Inc.	332,350	4,138
*	Bruker Corp.	321,850	3,914
*	Impax Laboratories Inc.	199,700	3,806
*	ICON PLC ADR	130,900	3,782
*	Regeneron
	Pharmaceuticals Inc.	167,700	3,743
*	BioMarin
	Pharmaceutical Inc.	187,400	3,553
*	Seattle Genetics Inc.	282,850	3,391
*	Cubist Pharmaceuticals Inc.	160,100	3,298
*	Crucell NV ADR	162,650	2,980
	Invacare Corp.	139,650	2,896
*	Zymogenetics Inc.	626,700	2,645
*	Vascular Solutions Inc.	209,986	2,625
*	Haemonetics Corp.	47,650	2,550
*	Harvard Bioscience Inc.	674,700	2,402
*	LeMaitre Vascular Inc.	421,186	2,359
*	MWI Veterinary Supply Inc.	45,900	2,307
*	Immunogen Inc.	243,150	2,254
	West Pharmaceutical
	Services Inc.	58,900	2,149
*	Onyx Pharmaceuticals Inc.	98,950	2,136
*	Durect Corp.	859,250	2,088
*	Spectrum
	Pharmaceuticals Inc.	522,900	2,050
*	Dusa Pharmaceuticals Inc.	919,300	1,976

			Market
			Value•
		Shares	($000)
*	Palomar Medical
	Technologies Inc.	154,800	1,732
*	ResMed Inc.	27,445	1,669
*	Isis Pharmaceuticals Inc.	174,350	1,669
*	Cynosure Inc. Class A	151,300	1,629
*	Cutera Inc.	162,300	1,495
*	Lincare Holdings Inc.	41,400	1,346
*	Health Management
	Associates Inc. Class A	154,500	1,200
*	Mettler-Toledo
	International Inc.	10,600	1,183
*	American Medical Systems
	Holdings Inc.	52,700	1,166
	STERIS Corp.	34,900	1,085
*	Community Health
	Systems Inc.	31,400	1,062
*	Emergency Medical
	Services Corp. Class A	21,100	1,035
	Universal Health
	Services Inc. Class B	25,500	973
	Perrigo Co.	16,224	958
*	Nabi Biopharmaceuticals	170,500	927
*	Alexion
	Pharmaceuticals Inc.	17,300	886
*	Targacept Inc.	45,000	870
*	Sucampo
	Pharmaceuticals Inc.
	Class A	244,800	864
*	Trubion
	Pharmaceuticals Inc.	271,600	845
	Medicis
	Pharmaceutical Corp.
	Class A	38,200	836
*	IDEXX Laboratories Inc.	13,410	817
*	HMS Holdings Corp.	15,000	813
*	Tenet Healthcare Corp.	181,100	786
*,^	Amedisys Inc.	17,600	774
*	Mylan Inc.	44,200	753
*	Dionex Corp.	9,900	737
	Chemed Corp.	12,700	694
*	Cepheid Inc.	36,600	586
*,^	athenahealth Inc.	22,000	575
*	Valeant Pharmaceuticals
	International	10,400	544
	Owens & Minor Inc.	19,000	539
*	Sirona Dental Systems Inc.	14,400	502
*	Savient
	Pharmaceuticals Inc.	35,400	446
*	Gentiva Health
	Services Inc.	15,500	419
*	Millipore Corp.	3,900	416
	PDL BioPharma Inc.	72,500	407
*	Catalyst Health
	Solutions Inc.	11,600	400
*	Arthrocare Corp.	13,000	398
*	Biolase Technology Inc.	207,249	307
*	LHC Group Inc.	11,000	305
*	Dyax Corp.	91,400	207
*	Psychiatric Solutions Inc.	6,300	206
*	Viropharma Inc.	17,900	201
*	Auxilium
	Pharmaceuticals Inc.	8,300	195
*	Kinetic Concepts Inc.	4,200	153
*	Cyberonics Inc.	6,100	144
*	PSS World Medical Inc.	6,200	131

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Triple-S Management Corp.
	Class B	6,428	119
*	Healthsouth Corp.	5,935	111
*	Kendle International Inc.	9,400	108
	Ensign Group Inc.	6,000	99
*	Corvel Corp.	2,800	95
*	Hi-Tech Pharmacal Co. Inc.	4,000	92
*	Sciclone
	Pharmaceuticals Inc.	33,100	88
*	Odyssey HealthCare Inc.	2,735	73
*	Exact Sciences Corp.	16,344	72
*	AVI BioPharma Inc.	34,200	55
*	Accelrys Inc.	8,500	55
*	Bio-Reference Labs Inc.	2,466	55
*	Questcor
	Pharmaceuticals Inc.	5,300	54
*	Enzon Pharmaceuticals Inc.	4,700	50
*	eResearchTechnology Inc.	6,200	49
*	Metropolitan Health
	Networks Inc.	12,900	48
*	Akorn Inc.	15,600	46
*	Kensey Nash Corp.	1,800	43
*	Affymetrix Inc.	6,100	36
*	Genomic Health Inc.	2,200	28
*	Virtual Radiologic Corp.	1,400	24
*	Santarus Inc.	9,100	23
*	Continucare Corp.	6,314	21
*	Providence Service Corp.	1,500	21
*	Curis Inc.	13,600	19
*	Medical Action
	Industries Inc.	1,400	17
			136,715
Industrials (17.9%)
	Kennametal Inc.	224,250	5,703
*	Ladish Co. Inc.	230,758	5,243
	Tennant Co.	149,900	5,070
	MSC Industrial Direct Co.
	Class A	85,420	4,327
	Comfort Systems USA Inc.	413,230	3,992
*	RBC Bearings Inc.	128,450	3,724
*	Titan Machinery Inc.	260,500	3,420
	Watsco Inc.	56,020	3,245
*	EnerNOC Inc.	89,350	2,809
	Federal Signal Corp.	427,000	2,579
*	Kirby Corp.	65,600	2,509
*	Beacon Roofing Supply Inc.	135,783	2,447
*	DigitalGlobe Inc.	88,380	2,324
*	Advisory Board Co.	53,010	2,277
*	Celadon Group Inc.	155,770	2,203
*	Genesee & Wyoming Inc.
	Class A	56,930	2,124
*	GeoEye Inc.	61,850	1,926
	Equifax Inc.	65,320	1,833
*	United Stationers Inc.	33,400	1,819
*	TrueBlue Inc.	161,770	1,810
*	Exponent Inc.	55,098	1,803
*	Navistar International Corp.	30,000	1,476
*	Stericycle Inc.	21,790	1,429
	Healthcare Services
	Group Inc.	74,320	1,408
	Pall Corp.	36,800	1,265
*	UAL Corp.	58,800	1,209
	Mine Safety Appliances Co.	45,540	1,128
*	Owens Corning	36,500	1,092
*	Resources Connection Inc.	78,470	1,067
*	LaBarge Inc.	92,600	1,057

			Market
			Value•
		Shares	($000)
*	Korn/Ferry International	75,000	1,043
*	Polypore International Inc.	45,200	1,028
	Ritchie Bros Auctioneers Inc.	54,720	997
	McGrath Rentcorp	42,690	972
*	ArvinMeritor Inc.	73,921	968
*	Alliant Techsystems Inc.	15,500	962
	Dun & Bradstreet Corp.	13,630	915
	Carlisle Cos. Inc.	25,300	914
	Textainer Group
	Holdings Ltd.	36,800	888
*,^	American
	Superconductor Corp.	32,810	876
	Toro Co.	17,700	869
	TAL International Group Inc.	36,500	820
*	Armstrong World
	Industries Inc.	26,900	812
*	Flow International Corp.	343,000	809
*	Sauer-Danfoss Inc.	65,200	797
*	ICF International Inc.	32,850	786
	Towers Watson & Co.
	Class A	18,400	715
*	KAR Auction Services Inc.	52,900	654
*	ATC Technology Corp.	39,600	638
*	Avis Budget Group Inc.	64,900	637
*	Corrections Corp. of America	33,200	633
*	APAC Customer
	Services Inc.	103,280	589
	HNI Corp.	21,300	588
	Robert Half International Inc.	24,100	568
	Nordson Corp.	10,100	566
	Hubbell Inc. Class B	12,800	508
*	M&F Worldwide Corp.	18,500	501
*	Hawaiian Holdings Inc.	90,097	466
	Valmont Industries Inc.	6,300	458
*	Aecom Technology Corp.	19,400	447
	Diamond Management &
	Technology Consultants Inc.
	Class A	41,500	428
	Cubic Corp.	11,570	421
*	URS Corp.	9,800	386
*	Waste Connections Inc.	10,800	377
	Allegiant Travel Co. Class A	8,400	359
*	JetBlue Airways Corp.	60,710	333
	US Ecology Inc.	22,500	328
	Copa Holdings SA Class A	7,000	310
*	Trimas Corp.	25,338	287
	Crane Co.	9,300	281
*	Alaska Air Group Inc.	6,000	270
*	Kansas City Southern	6,600	240
	Deluxe Corp.	12,100	227
	AAON Inc.	7,000	163
*	Oshkosh Corp.	5,200	162
*	Geo Group Inc.	7,200	149
	Encore Wire Corp.	6,500	118
	ABM Industries Inc.	5,539	116
*	GrafTech International Ltd.	7,400	108
	Raven Industries Inc.	2,170	73
*	WABCO Holdings Inc.	2,200	69
*	Michael Baker Corp.	1,800	63
	Ampco-Pittsburgh Corp.	3,000	62
	American Science &
	Engineering Inc.	800	61
*	Vicor Corp.	4,700	59
*	WESCO International Inc.	1,500	51
*	Altra Holdings Inc.	2,700	35
*	GenCorp Inc.	7,200	32

			Market
			Value•
		Shares	($000)
	AZZ Inc.	700	26
	Portec Rail Products Inc.	1,700	19
*	DynCorp International Inc.
	Class A	700	12
			102,367
Information Technology (23.1%)
*	Acme Packet Inc.	176,218	4,737
*	Nanometrics Inc.	461,500	4,657
*	Netlogic Microsystems Inc.	130,020	3,537
*	VeriFone Systems Inc.	180,070	3,409
*	SuccessFactors Inc.	149,370	3,105
*	OSI Systems Inc.	110,710	3,074
*	Teradyne Inc.	310,819	3,030
*	TiVo Inc.	395,960	2,922
*	Atheros
	Communications Inc.	104,726	2,884
*	Netezza Corp.	208,980	2,859
*	AuthenTec Inc.	1,133,820	2,846
*	Sourcefire Inc.	136,050	2,585
*	Radiant Systems Inc.	173,080	2,503
*	Riverbed Technology Inc.	88,010	2,431
*	Ceva Inc.	188,600	2,376
*	Mellanox Technologies Ltd.	103,100	2,258
*	Littelfuse Inc.	65,570	2,073
	Solera Holdings Inc.	55,773	2,019
*	Polycom Inc.	67,260	2,004
*	Blue Coat Systems Inc.	95,616	1,953
*	Verigy Ltd.	222,090	1,930
*	Cogent Inc.	213,690	1,925
*	PMC - Sierra Inc.	256,030	1,925
*	Pericom
	Semiconductor Corp.	187,250	1,798
*	Parametric Technology Corp.	113,650	1,781
*	MKS Instruments Inc.	93,500	1,750
*	FEI Co.	88,430	1,743
*	Euronet Worldwide Inc.	128,410	1,642
*	Progress Software Corp.	54,000	1,622
*	Ariba Inc.	97,859	1,559
	Electro Rent Corp.	120,900	1,546
*	Rovi Corp.	40,534	1,537
*	Compellent
	Technologies Inc.	124,630	1,510
	Power Integrations Inc.	46,490	1,497
*	ON Semiconductor Corp.	229,400	1,464
*	PROS Holdings Inc.	217,000	1,410
*	Alliance Data Systems Corp.	22,000	1,309
*	Concur Technologies Inc.	28,840	1,231
*	Hewitt Associates Inc.
	Class A	34,300	1,182
*	DealerTrack Holdings Inc.	70,000	1,151
*	Cymer Inc.	37,770	1,135
*	Ness Technologies Inc.	251,020	1,082
*	Gartner Inc.	46,000	1,069
*	Trimble Navigation Ltd.	37,130	1,040
*,^	Shanda Interactive
	Entertainment Ltd. ADR	24,000	952
	Black Box Corp.	32,900	918
*	Sybase Inc.	13,993	905
*	Rambus Inc.	50,179	879
*	Conexant Systems Inc.	391,600	877
	Opnet Technologies Inc.	59,400	873
	Global Payments Inc.	23,800	870
*	Advanced Micro
	Devices Inc.	116,800	855
*	Varian Semiconductor
	Equipment Associates Inc.	28,570	819

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Silicon Laboratories Inc.	20,000	811
*	Vishay Intertechnology Inc.	101,500	786
*	CSG Systems
	International Inc.	42,800	784
*	NAPCO Security
	Technologies Inc.	415,741	784
*	Salesforce.com Inc.	9,000	772
*	TIBCO Software Inc.	61,500	742
*	BTU International Inc.	124,547	724
	Factset Research
	Systems Inc.	10,300	690
	Diebold Inc.	25,100	684
*	Aviat Networks Inc.	185,935	675
*	Clicksoftware
	Technologies Ltd.	125,500	668
*	Electronic Arts Inc.	45,000	648
	MAXIMUS Inc.	10,900	631
*	Monolithic Power
	Systems Inc.	35,000	625
*,^	Superconductor
	Technologies Inc.	250,000	605
*	Amkor Technology Inc.	109,800	605
*	Lawson Software Inc.	80,263	586
*	QLogic Corp.	34,615	575
*	Insight Enterprises Inc.	43,200	568
*	support.com Inc.	136,300	567
*	Virtusa Corp.	60,000	560
*	JDA Software Group Inc.	25,300	556
*	Coherent Inc.	15,800	542
*	Lattice Semiconductor Corp.	119,100	517
*	Aruba Networks Inc.	34,067	485
*	SYNNEX Corp.	18,726	480
*	Advanced Energy
	Industries Inc.	38,700	476
	Plantronics Inc.	16,600	475
	iGate Corp.	37,027	475
*	RF Micro Devices Inc.	120,900	473
	Jabil Circuit Inc.	34,800	463
*	LivePerson Inc.	67,116	460
*	Skyworks Solutions Inc.	27,100	455
	Pegasystems Inc.	14,151	454
*	ArcSight Inc.	19,150	429
*	Applied Micro Circuits Corp.	40,660	426
*	Arris Group Inc.	41,569	424
*	MercadoLibre Inc.	7,700	405
*	Loral Space &
	Communications Inc.	9,293	397
*	Advanced Analogic
	Technologies Inc.	120,000	383
*	Plexus Corp.	12,900	345
	Jack Henry & Associates Inc.	14,400	344
*	Acxiom Corp.	23,072	339
*	Zygo Corp.	41,768	339
*	Mantech International Corp.
	Class A	7,900	336
*	Veeco Instruments Inc.	9,700	332
*	Benchmark Electronics Inc.	20,900	331
*	Ceragon Networks Ltd.	41,500	307
*	Multi-Fineline Electronix Inc.	11,800	295
*	Anixter International Inc.	6,800	290
*	Manhattan Associates Inc.	10,400	286
*	Ulticom Inc.	27,520	255
*	Rudolph Technologies Inc.	31,700	239
*	Silicon Motion
	Technology Corp. ADR	42,900	222

			Market
			Value•
		Shares	($000)
*	Global Cash Access
	Holdings Inc.	28,962	209
*	Tekelec	14,946	198
*	InterDigital Inc.	7,000	173
*	Saba Software Inc.	33,465	172
*	Tech Data Corp.	4,800	171
*	Volterra Semiconductor Corp.	7,200	166
	ADTRAN Inc.	6,000	164
*	ValueClick Inc.	14,900	159
	Blackbaud Inc.	7,000	152
*	DemandTec Inc.	21,490	145
*	Cirrus Logic Inc.	8,300	131
*	MIPS Technologies Inc.
	Class A	23,125	118
*	Diodes Inc.	7,400	117
*	Netscout Systems Inc.	8,145	116
*	SonicWALL Inc.	9,300	109
*	Unisys Corp.	5,730	106
	CTS Corp.	10,400	96
*	Lionbridge Technologies Inc.	20,900	95
*	Quantum Corp.	49,900	94
	Micrel Inc.	9,100	93
*	Interactive Intelligence Inc.	5,555	91
*	Radisys Corp.	9,000	86
*	CACI International Inc.
	Class A	2,000	85
*	AsiaInfo Holdings Inc.	3,600	79
*	Netgear Inc.	4,000	71
	QAD Inc.	14,400	59
*	Entropic Communications Inc.	8,600	54
*	Power-One Inc.	6,200	42
*	Checkpoint Systems Inc.	2,400	42
*	Openwave Systems Inc.	16,500	33
*	Arrow Electronics Inc.	1,000	22
*	Ancestry.com Inc.	1,200	21
*	TriQuint Semiconductor Inc.	2,737	17
			131,659
Materials (4.3%)
	Sensient
	Technologies Corp.	176,050	4,565
	Aptargroup Inc.	82,100	3,105
	Quaker Chemical Corp.	101,700	2,755
*	Fronteer Gold Inc.	283,090	1,684
	Arch Chemicals Inc.	53,760	1,653
	Ball Corp.	22,000	1,162
*	Titanium Metals Corp.	59,600	1,048
	Lubrizol Corp.	11,400	916
	Ashland Inc.	18,800	873
*	Ferro Corp.	112,400	828
*	OM Group Inc.	33,630	802
	NewMarket Corp.	8,800	768
	Walter Energy Inc.	12,400	755
*	Crown Holdings Inc.	26,467	663
	Silgan Holdings Inc.	18,400	522
*	Pactiv Corp.	13,630	380
	Rock-Tenn Co. Class A	7,563	376
*	Clearwater Paper Corp.	6,680	366
*	Boise Inc.	49,437	271
	Stepan Co.	3,702	253
	Innophos Holdings Inc.	8,372	218
	International Flavors &
	Fragrances Inc.	4,100	174
*	Omnova Solutions Inc.	12,766	100
*	PolyOne Corp.	3,300	28
			24,265

			Market
			Value•
		Shares	($000)
Telecommunication Services (1.1%)
*,^	Clearwire Corp. Class A	284,550	2,072
*	NeuStar Inc. Class A	46,747	964
	Consolidated
	Communications
	Holdings Inc.	43,058	733
*	tw telecom inc Class A	41,200	687
	USA Mobility Inc.	46,516	601
	NTELOS Holdings Corp.	28,200	485
	Frontier
	Communications Corp.	57,300	407
*	ICO Global Communications
	Holdings Ltd.	182,200	293
*	PAETEC Holding Corp.	46,400	158
			6,400
Utilities (0.3%)
	Integrys Energy Group Inc.	22,400	980
	CenterPoint Energy Inc.	34,700	457
	Ormat Technologies Inc.	15,879	449
			1,886
Total Common Stocks
(Cost $570,312)			552,042
Temporary Cash Investments (4.2%)[1]
Money Market Fund (3.9%)
3,4	Vanguard Market
	Liquidity Fund, 0.286%	22,299,972	22,300

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
5,6	Fannie Mae
	Discount Notes,
	0.300%, 9/15/10	500	500
5,6	Fannie Mae
	Discount Notes,
	0.200%, 10/5/10	35	35
5,6	Fannie Mae
	Discount Notes,
	0.341%, 3/1/11	50	50
5,6	Freddie Mac
	Discount Notes,
	0.320%, 9/7/10	1,200	1,199
5,6	Freddie Mac
	Discount Notes,
	0.320%, 9/20/10	30	30
			1,814
Total Temporary Cash Investments
(Cost $24,114)			24,114
Total Investments (100.9%)
(Cost $594,426)			576,156
Other Assets and Liabilities (–0.9%)
Other Assets			3,386
Liabilities[4]			(8,524)
			(5,138)
Net Assets (100%)
Applicable to 42,511,863 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			571,018
Net Asset Value Per Share			$13.43

9

Vanguard Small Company Growth Portfolio

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	683,627
Overdistributed Net Investment Income	(714)
Accumulated Net Realized Losses	(92,925)
Unrealized Appreciation (Depreciation)
Investment Securities	(18,270)
Futures Contracts	(700)
Net Assets	571,018

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,995,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.4% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $3,163,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,814,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends[1]	1,618
Interest[1]	32
Security Lending	215
Total Income	1,865
Expenses
Investment Advisory Fees—Note B
Basic Fee	387
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	727
Marketing and Distribution	64
Custodian Fees	15
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,208
Net Investment Income	657
Realized Net Gain (Loss)
Investment Securities Sold[1]	21,353
Futures Contracts	272
Realized Net Gain (Loss)	21,625
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(22,346)
Futures Contracts	(1,053)
Change in Unrealized Appreciation
(Depreciation)	(23,399)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,117)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	657	1,990
Realized Net Gain (Loss)	21,625	(43,583)
Change in Unrealized Appreciation (Depreciation)	(23,399)	199,465
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,117)	157,872
Distributions
Net Investment Income	(2,084)	(4,881)
Realized Capital Gain	—	—
Total Distributions	(2,084)	(4,881)
Capital Share Transactions
Issued	58,286	80,024
Issued in Lieu of Cash Distributions	2,084	4,881
Redeemed	(52,353)	(103,463)
Net Increase (Decrease) from Capital Share Transactions	8,017	(18,558)
Total Increase (Decrease)	4,816	134,433
Net Assets
Beginning of Period	566,202	431,769
End of Period[2]	571,018	566,202

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $0, $29,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($714,000) and $713,000.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.46	$9.78	$18.15	$19.32	$19.61	$19.48
Investment Operations
Net Investment Income	.015	.055	.110	.094[1]	.095	.070
Net Realized and Unrealized Gain (Loss)
on Investments	.004	3.745	(6.820)	.620	2.000	1.031
Total from Investment Operations	.019	3.800	(6.710)	.714	2.095	1.101
Distributions
Dividends from Net Investment Income	(.049)	(.120)	(.100)	(.101)	(.075)	—
Distributions from Realized Capital Gains	—	—	(1.560)	(1.783)	(2.310)	(.971)
Total Distributions	(.049)	(.120)	(1.660)	(1.884)	(2.385)	(.971)
Net Asset Value, End of Period	$13.43	$13.46	$9.78	$18.15	$19.32	$19.61

Total Return	0.11%	39.38%	–39.47%	3.77%	10.21%	6.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$571	$566	$432	$794	$823	$744
Ratio of Total Expenses to
Average Net Assets[2]	0.40%[3]	0.40%	0.33%	0.36%	0.38%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.22%[3]	0.43%	0.80%	0.49%	0.51%	0.35%
Portfolio Turnover Rate	58%[3]	60%	94%	75%	79%	71%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.03%), (0.06%), (0.04%), and (0.02%).
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $77,000 for the six months ended June 30, 2010.

For the six months ended June 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, with no adjustment required based on performance.

13

Vanguard Small Company Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $119,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	552,042	—	—
Temporary Cash Investments	22,300	1,814	—
Futures Contracts—Liabilities[1]	(86)	—	—
Total	574,256	1,814	—
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2010	159	9,664	(700)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the portfolio had available capital loss carryforwards totaling $111,596,000 to offset future net capital gains of $30,165,000 through December 31, 2016, and $81,431,000 through December 31, 2017. In addition, the portfolio realized losses of $2,384,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2010, the cost of investment securities for tax purposes was $594,426,000. Net unrealized depreciation of investment securities for tax purposes was $18,270,000, consisting of unrealized gains of $58,626,000 on securities that had risen in value since their purchase and $76,896,000 in unrealized losses on securities that had fallen in value since their purchase.

14

Vanguard Small Company Growth Portfolio

G. During the six months ended June 30, 2010, the portfolio purchased $179,878,000 of investment securities and sold $165,393,000 of investment securities, other than temporary cash investments.

H. The portfolio has invested in a company that was formerly considered to be an affiliated company of the portfolio because the portfolio owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Dec. 31, 2009		Proceeds from		June 30, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
MHI Hospitality Corp.	819	—	—	—	NA1
1 Not applicable—At June 30, 2010, the security was still held, but the issuer was no longer an affiliated company of the portfolio.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	4,022	7,336
Issued in Lieu of Cash Distributions	141	517
Redeemed	(3,718)	(9,914)
Net Increase (Decrease) in Shares Outstanding	445	(2,061)

J. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,001.07	$1.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan) and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board concluded that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management. Founded in 1985, Granahan has been an advisor to the portfolio since its inception in 1996. The firm uses fundamental research to select a portfolio of 150–250 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), companies with strong market positions, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the portfolio’s investment strategy in disciplined fashion and that performance results have allowed the portfolio to remain competitive versus its benchmark and peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

17

Vanguard® Total Bond Market Index Portfolio

As bond yields fell across the board and prices rose, the Total Bond Market Index Portfolio returned about 5% for the six months ended June 30, 2010, in line with the return of its benchmark index, the Barclays Capital U.S. Aggregate Float Adjusted Bond Index, and the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

On June 30, the portfolio’s 30-day SEC yield was 2.93%, compared with 3.34% six months earlier.

Also, as of January 1, 2010, the portfolio adopted a new float-adjusted version of its former benchmark index to better represent the liquidity in the marketplace by including only those bonds that are actually available to investors. The Federal Reserve Board’s extraordinary efforts to stabilize the credit markets included plans to purchase more than $1 trillion in U.S. agency mortgage-backed securities, effectively removing these bonds from the investable universe. Barclays Capital updates its float-adjusted indexes as such bonds are taken out of public supply and then again when they are sold back.

Falling yields boosted bond performance
The U.S. bond market shifted gears during the six months ended June 30, 2010. In contrast to the high-yield, or “junk,” rally in calendar-year 2009, U.S. Treasury bonds and other high-quality issues set the pace during the recent period. The prices of these securities rose, trimming their yields, as investors grew more risk-averse, especially over the period’s final two months. The yield of the 10-year U.S. Treasury note declined from 3.84% to 2.95% over the half-year.

Investment-grade corporate bonds, U.S. Treasury bonds, and government mortgage-backed securities make up most of the Total Bond Market Index Portfolio. Yields generally declined across the maturity spectrum, prices rose, and all three areas performed well during the period. Treasury bonds, which were shunned during the high-yield rally, returned to favor as investors flocked to more conservative options.

Although some U.S. agency mortgage-backed securities were removed from the index’s investable universe because of the Federal Reserve’s buyback program, they still accounted for about 30% of the portfolio’s assets as of June 30, 2010. Prices rose as yields on mortgage-backed securities dropped during the period, and despite the potential for prepayments, this part of the index boosted its return. (Lower rates raise the risk of prepayments––-homeowners refinancing and paying off higher-rate mortgages––which can short-circuit mortgage-backed gains.)

Yields of corporate bonds didn’t fall quite as much as those of Treasuries. The utilities sector, the most defensive of the corporate bond market, outperformed industrials and financials. However, in all three sectors, investor demand boosted prices.

Tight index tracking characterizes the portfolio
Although there is a tendency to take the portfolio’s exceptionally tight index tracking for granted year after year, this notable accomplishment simply wouldn’t be possible without the skill and knowledge of Vanguard Fixed Income Group, the portfolio’s advisor. The U.S. bond market continues to present multiple challenges, which the Fixed Income Group counters with indexing expertise, risk control, and low costs.

Regardless of the market environment, Vanguard advises its shareholders to take a long-term view when building an investment portfolio and to diversify across and within the different asset classes. Bonds can serve an important role in such a well-balanced portfolio––as both a cushion against stock market volatility and a source of income. Bonds can also provide the opportunity for higher returns than those delivered by money markets. In a single, low-cost investment, the Total Bond Market Index Portfolio offers investors exposure to the broad U.S. bond market.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Total Bond Market Index Portfolio	5.35%
Barclays Capital U.S. Aggregate Float Adjusted Bond Index	5.32
Intermediate Investment-Grade Debt Funds Average[1]	5.34

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Intermediate
		Investment-
		Grade Debt
	Portfolio	Funds Average
Total Bond Market Index Portfolio	0.21%	0.91%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.21%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2010

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	3,248	8,211
Yield[3]	2.9%	2.8%
Yield to Maturity	2.7%[4]	2.8%
Average Coupon	4.4%	4.4%
Average Effective Maturity	6.4 years	6.5 years
Average Duration	4.4 years	4.4 years
Expense Ratio[5]	0.21%	—
Short-Term Reserves	1.8%	—

Volatility Measures
Portfolio Versus
Spliced Index[2]
R-Squared	0.99
Beta	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	2.4%
1–5 Years	60.3
5–10 Years	25.4
10–20 Years	4.1
20–30 Years	7.7
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	3.7%
Finance	6.8
Foreign	4.7
Government Mortgage-Backed	28.5
Industrial	10.1
Treasury/Agency	42.2
Utilities	2.2
Short-Term Reserves	1.8

Distribution by Credit Quality (% of portfolio)
Aaa	77.2%
Aa	4.2
A	10.0
Baa	8.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Aggregate Float Adjusted Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Bond Index thereafter.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 30, 2010, and represents estimated costs for the current fiscal year based on the portfolio’s net assets as of the prospectus date. For the six months ended June 30, 2010, the portfolio’s annualized expense ratio was 0.21%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 1999–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	9.35%	5.54%	1.67%	4.55%	6.22%

1 Six months ended June 30, 2010.
2 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (71.9%)
U.S. Government Securities (36.2%)
United States Treasury
Note/Bond	1.000%	7/31/11	6,450	6,490
United States Treasury
Note/Bond	4.875%	7/31/11	4,125	4,323
United States Treasury
Note/Bond	1.000%	8/31/11	14,099	14,189
United States Treasury
Note/Bond	4.625%	8/31/11	975	1,022
United States Treasury
Note/Bond	1.000%	9/30/11	1,975	1,988
United States Treasury
Note/Bond	4.500%	9/30/11	676	710
United States Treasury
Note/Bond	1.000%	10/31/11	175	176
United States Treasury
Note/Bond	1.750%	11/15/11	16,250	16,537
United States Treasury
Note/Bond	0.750%	11/30/11	15,750	15,809
United States Treasury
Note/Bond	1.125%	12/15/11	3,575	3,609
United States Treasury
Note/Bond	1.000%	12/31/11	7,250	7,303
United States Treasury
Note/Bond	4.625%	12/31/11	50	53
United States Treasury
Note/Bond	1.125%	1/15/12	9,200	9,286
United States Treasury
Note/Bond	0.875%	1/31/12	5,500	5,529
United States Treasury
Note/Bond	4.750%	1/31/12	350	374
United States Treasury
Note/Bond	1.375%	2/15/12	16,900	17,132
United States Treasury
Note/Bond	0.875%	2/29/12	4,150	4,173
United States Treasury
Note/Bond	4.625%	2/29/12	750	801
United States Treasury
Note/Bond	1.000%	3/31/12	675	680
United States Treasury
Note/Bond	4.500%	3/31/12	1,475	1,578
United States Treasury
Note/Bond	1.375%	4/15/12	1,025	1,040
United States Treasury
Note/Bond	1.000%	4/30/12	14,875	14,989
United States Treasury
Note/Bond	4.500%	4/30/12	200	215
United States Treasury
Note/Bond	1.375%	5/15/12	8,000	8,118
United States Treasury
Note/Bond	0.750%	5/31/12	14,525	14,566
United States Treasury
Note/Bond	4.750%	5/31/12	400	432
United States Treasury
Note/Bond	0.625%	6/30/12	350	350

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	4.875%	6/30/12	744	808
United States Treasury
Note/Bond	1.500%	7/15/12	300	306
United States Treasury
Note/Bond	4.625%	7/31/12	2,325	2,519
United States Treasury
Note/Bond	1.750%	8/15/12	480	491
United States Treasury
Note/Bond	1.375%	9/15/12	5,771	5,859
United States Treasury
Note/Bond	4.250%	9/30/12	100	108
United States Treasury
Note/Bond	1.375%	10/15/12	5,625	5,709
United States Treasury
Note/Bond	3.875%	10/31/12	3,000	3,223
United States Treasury
Note/Bond	1.375%	11/15/12	6,125	6,213
United States Treasury
Note/Bond	4.000%	11/15/12	875	943
United States Treasury
Note/Bond	3.375%	11/30/12	2,625	2,792
United States Treasury
Note/Bond	1.125%	12/15/12	21,485	21,663
United States Treasury
Note/Bond	1.375%	1/15/13	29,740	30,140
United States Treasury
Note/Bond	2.750%	2/28/13	180	189
United States Treasury
Note/Bond	1.375%	3/15/13	22,300	22,593
United States Treasury
Note/Bond	1.375%	5/15/13	500	506
United States Treasury
Note/Bond	3.625%	5/15/13	1,000	1,077
United States Treasury
Note/Bond	3.500%	5/31/13	13,850	14,876
United States Treasury
Note/Bond	1.125%	6/15/13	22,150	22,244
United States Treasury
Note/Bond	3.375%	6/30/13	575	616
United States Treasury
Note/Bond	3.375%	7/31/13	425	456
United States Treasury
Note/Bond	4.250%	8/15/13	525	577
United States Treasury
Note/Bond	3.125%	8/31/13	275	293
United States Treasury
Note/Bond	3.125%	9/30/13	14,100	15,012
United States Treasury
Note/Bond	2.750%	10/31/13	6,250	6,576
United States Treasury
Note/Bond	4.250%	11/15/13	475	524
United States Treasury
Note/Bond	2.000%	11/30/13	1,775	1,822
United States Treasury
Note/Bond	1.500%	12/31/13	300	303

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	1.750%	1/31/14	400	407
United States Treasury
Note/Bond	1.875%	2/28/14	2,800	2,854
United States Treasury
Note/Bond	1.750%	3/31/14	3,250	3,296
United States Treasury
Note/Bond	2.625%	6/30/14	15,775	16,495
United States Treasury
Note/Bond	2.625%	7/31/14	16,120	16,853
United States Treasury
Note/Bond	2.375%	8/31/14	8,175	8,453
United States Treasury
Note/Bond	2.375%	9/30/14	5,775	5,966
United States Treasury
Note/Bond	2.375%	10/31/14	5,200	5,368
United States Treasury
Note/Bond	2.125%	11/30/14	9,650	9,860
United States Treasury
Note/Bond	2.625%	12/31/14	3,975	4,142
United States Treasury
Note/Bond	2.250%	1/31/15	2,150	2,204
United States Treasury
Note/Bond	4.000%	2/15/15	415	458
United States Treasury
Note/Bond	11.250%	2/15/15	5,775	8,247
United States Treasury
Note/Bond	2.375%	2/28/15	16,875	17,397
United States Treasury
Note/Bond	2.500%	3/31/15	10,950	11,350
United States Treasury
Note/Bond	2.500%	4/30/15	7,100	7,356
United States Treasury
Note/Bond	4.125%	5/15/15	1,425	1,584
United States Treasury
Note/Bond	2.125%	5/31/15	10,375	10,560
United States Treasury
Note/Bond	4.250%	8/15/15	1,075	1,203
United States Treasury
Note/Bond	10.625%	8/15/15	35	50
United States Treasury
Note/Bond	9.875%	11/15/15	1,450	2,039
United States Treasury
Note/Bond	9.250%	2/15/16	75	104
United States Treasury
Note/Bond	2.625%	2/29/16	6,875	7,078
United States Treasury
Note/Bond	2.375%	3/31/16	1,800	1,828
United States Treasury
Note/Bond	2.625%	4/30/16	225	231
United States Treasury
Note/Bond	5.125%	5/15/16	14,200	16,576
United States Treasury
Note/Bond	7.250%	5/15/16	685	880
United States Treasury
Note/Bond	3.250%	5/31/16	2,100	2,232
United States Treasury
Note/Bond	3.250%	6/30/16	700	743
United States Treasury
Note/Bond	4.875%	8/15/16	1,500	1,737
United States Treasury
Note/Bond	3.000%	8/31/16	10,000	10,442
United States Treasury
Note/Bond	3.000%	9/30/16	5,100	5,321
United States Treasury
Note/Bond	3.125%	10/31/16	1,600	1,680
United States Treasury
Note/Bond	4.625%	11/15/16	250	285

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	7.500%	11/15/16	2,100	2,753
United States Treasury
Note/Bond	3.250%	12/31/16	17,025	17,959
United States Treasury
Note/Bond	3.125%	1/31/17	200	209
United States Treasury
Note/Bond	4.625%	2/15/17	200	229
United States Treasury
Note/Bond	3.000%	2/28/17	50	52
United States Treasury
Note/Bond	3.250%	3/31/17	12,425	13,099
United States Treasury
Note/Bond	8.750%	5/15/17	6,875	9,681
United States Treasury
Note/Bond	2.500%	6/30/17	13,150	13,218
United States Treasury
Note/Bond	4.750%	8/15/17	2,625	3,037
United States Treasury
Note/Bond	8.875%	8/15/17	6,850	9,762
United States Treasury
Note/Bond	3.875%	5/15/18	1,650	1,804
United States Treasury
Note/Bond	9.125%	5/15/18	450	664
United States Treasury
Note/Bond	4.000%	8/15/18	11,900	13,103
United States Treasury
Note/Bond	3.750%	11/15/18	19,175	20,679
United States Treasury
Note/Bond	2.750%	2/15/19	500	499
United States Treasury
Note/Bond	8.875%	2/15/19	1,835	2,706
United States Treasury
Note/Bond	3.625%	8/15/19	2,625	2,778
United States Treasury
Note/Bond	8.125%	8/15/19	195	278
United States Treasury
Note/Bond	3.375%	11/15/19	15,850	16,435
United States Treasury
Note/Bond	3.625%	2/15/20	12,625	13,353
United States Treasury
Note/Bond	8.500%	2/15/20	65	95
United States Treasury
Note/Bond	3.500%	5/15/20	8,000	8,381
United States Treasury
Note/Bond	8.750%	8/15/20	9,225	13,843
United States Treasury
Note/Bond	7.875%	2/15/21	2,880	4,126
United States Treasury
Note/Bond	8.125%	5/15/21	360	525
United States Treasury
Note/Bond	8.000%	11/15/21	1,070	1,558
United States Treasury
Note/Bond	7.250%	8/15/22	210	293
United States Treasury
Note/Bond	7.625%	11/15/22	40	58
United States Treasury
Note/Bond	7.125%	2/15/23	1,190	1,649
United States Treasury
Note/Bond	6.250%	8/15/23	12,650	16,411
United States Treasury
Note/Bond	6.875%	8/15/25	4,625	6,422
United States Treasury
Note/Bond	6.000%	2/15/26	50	64
United States Treasury
Note/Bond	6.750%	8/15/26	880	1,223
United States Treasury
Note/Bond	6.500%	11/15/26	475	646

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury
	Note/Bond	6.625%	2/15/27	1,765	2,432
	United States Treasury
	Note/Bond	6.375%	8/15/27	2,735	3,688
	United States Treasury
	Note/Bond	5.500%	8/15/28	20	25
	United States Treasury
	Note/Bond	5.250%	11/15/28	535	645
	United States Treasury
	Note/Bond	5.250%	2/15/29	2,400	2,892
	United States Treasury
	Note/Bond	6.125%	8/15/29	480	638
	United States Treasury
	Note/Bond	6.250%	5/15/30	550	745
	United States Treasury
	Note/Bond	4.500%	2/15/36	8,200	9,078
	United States Treasury
	Note/Bond	4.750%	2/15/37	6,900	7,938
	United States Treasury
	Note/Bond	5.000%	5/15/37	1,225	1,463
	United States Treasury
	Note/Bond	4.375%	2/15/38	975	1,057
	United States Treasury
	Note/Bond	4.250%	5/15/39	5,900	6,253
	United States Treasury
	Note/Bond	4.500%	8/15/39	15,891	17,544
	United States Treasury
	Note/Bond	4.375%	11/15/39	5,242	5,672
					762,851
Agency Bonds and Notes (6.5%)
1	American Express Bank FSB	3.150%	12/9/11	500	518
1	Bank of America Corp.	2.100%	4/30/12	1,425	1,459
1	Bank of America Corp.	3.125%	6/15/12	700	732
1	Bank of America Corp.	2.375%	6/22/12	750	773
1	Bank of America NA	1.700%	12/23/10	350	352
1	Bank of the West	2.150%	3/27/12	300	307
1	Citibank NA	1.625%	3/30/11	200	202
1	Citibank NA	1.500%	7/12/11	200	202
1	Citibank NA	1.375%	8/10/11	250	252
1	Citibank NA	1.250%	9/22/11	150	151
1	Citibank NA	1.875%	5/7/12	475	484
1	Citibank NA	1.750%	12/28/12	550	560
1	Citigroup Funding Inc.	2.000%	3/30/12	200	204
1	Citigroup Funding Inc.	2.125%	7/12/12	325	333
1	Citigroup Funding Inc.	1.875%	10/22/12	475	485
1	Citigroup Funding Inc.	2.250%	12/10/12	125	129
1	Citigroup Inc.	2.875%	12/9/11	525	542
1	Citigroup Inc.	2.125%	4/30/12	1,250	1,281
	Egypt Government AID Bonds	4.450%	9/15/15	350	387
2	Federal Farm Credit Bank	5.375%	7/18/11	550	579
2	Federal Farm Credit Bank	3.875%	8/25/11	350	364
2	Federal Farm Credit Bank	2.250%	4/24/12	2,675	2,752
2	Federal Farm Credit Bank	2.125%	6/18/12	375	385
2	Federal Farm Credit Bank	4.500%	10/17/12	100	108
2	Federal Farm Credit Bank	1.875%	12/7/12	250	255
2	Federal Farm Credit Bank	1.750%	2/21/13	225	229
2	Federal Farm Credit Bank	1.375%	6/25/13	150	151
2	Federal Farm Credit Bank	3.875%	10/7/13	150	162
2	Federal Farm Credit Bank	2.625%	4/17/14	250	260
2	Federal Farm Credit Bank	3.000%	9/22/14	300	315
2	Federal Farm Credit Bank	4.875%	12/16/15	175	198
2	Federal Farm Credit Bank	5.125%	8/25/16	225	258
2	Federal Farm Credit Bank	4.875%	1/17/17	250	282
2	Federal Farm Credit Bank	5.150%	11/15/19	500	569
2	Federal Home Loan
	Bank of Chicago	5.625%	6/13/16	75	81
2	Federal Home Loan Banks	3.625%	7/1/11	525	541
2	Federal Home Loan Banks	1.625%	7/27/11	1,350	1,368
2	Federal Home Loan Banks	5.375%	8/19/11	3,125	3,300

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal Home Loan Banks	3.750%	9/9/11	125	130
2	Federal Home Loan Banks	3.625%	9/16/11	275	285
2	Federal Home Loan Banks	4.875%	11/18/11	400	424
2	Federal Home Loan Banks	1.000%	12/28/11	500	503
2	Federal Home Loan Banks	1.125%	5/18/12	250	252
2	Federal Home Loan Banks	1.375%	6/8/12	200	202
2	Federal Home Loan Banks	1.875%	6/20/12	950	971
2	Federal Home Loan Banks	1.750%	8/22/12	2,675	2,730
2	Federal Home Loan Banks	1.625%	9/26/12	400	407
2,3	Federal Home Loan Banks	2.000%	10/5/12	270	271
2	Federal Home Loan Banks	1.500%	1/16/13	700	710
2	Federal Home Loan Banks	3.375%	2/27/13	300	319
2	Federal Home Loan Banks	1.625%	3/20/13	450	457
2	Federal Home Loan Banks	3.875%	6/14/13	825	892
2	Federal Home Loan Banks	1.875%	6/21/13	1,700	1,737
2	Federal Home Loan Banks	5.125%	8/14/13	725	812
2	Federal Home Loan Banks	4.000%	9/6/13	400	434
2	Federal Home Loan Banks	5.250%	9/13/13	875	982
2	Federal Home Loan Banks	4.500%	9/16/13	1,125	1,240
2	Federal Home Loan Banks	3.625%	10/18/13	475	510
2	Federal Home Loan Banks	4.875%	11/27/13	675	752
2	Federal Home Loan Banks	3.125%	12/13/13	250	264
2	Federal Home Loan Banks	5.500%	8/13/14	1,400	1,614
2	Federal Home Loan Banks	2.750%	12/12/14	200	207
2	Federal Home Loan Banks	5.375%	5/18/16	1,800	2,093
2	Federal Home Loan Banks	5.125%	10/19/16	525	603
2	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,352
2	Federal Home Loan Banks	4.875%	5/17/17	550	624
2	Federal Home Loan Banks	5.000%	11/17/17	575	658
2	Federal Home Loan Banks	4.125%	3/13/20	175	185
2	Federal Home Loan Banks	5.250%	12/11/20	425	484
2	Federal Home Loan Banks	5.625%	6/11/21	35	41
2	Federal Home Loan
	Mortgage Corp.	5.250%	7/18/11	4,250	4,465
2	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,429
2	Federal Home Loan
	Mortgage Corp.	2.125%	3/23/12	800	820
2	Federal Home Loan
	Mortgage Corp.	1.750%	6/15/12	800	816
2	Federal Home Loan
	Mortgage Corp.	1.125%	7/27/12	500	504
2	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,199
2	Federal Home Loan
	Mortgage Corp.	2.125%	9/21/12	250	257
2	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,167
2	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	458
2	Federal Home Loan
	Mortgage Corp.	1.375%	1/9/13	650	657
2	Federal Home Loan
	Mortgage Corp.	1.625%	4/15/13	3,500	3,557
2	Federal Home Loan
	Mortgage Corp.	3.750%	6/28/13	600	646
2	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	275	302
2	Federal Home Loan
	Mortgage Corp.	4.125%	9/27/13	200	218
2	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	300	335
2	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/14	700	773
2	Federal Home
	Loan Mortgage Corp.	2.500%	4/23/14	2,775	2,870
2	Federal Home
	Loan Mortgage Corp.	5.000%	7/15/14	2,225	2,514
2	Federal Home
	Loan Mortgage Corp.	3.000%	7/28/14	2,000	2,104

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal Home Loan
	Mortgage Corp.	2.875%	2/9/15	575	599
2	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	625	721
2	Federal Home Loan
	Mortgage Corp.	5.500%	7/18/16	375	438
2	Federal Home Loan
	Mortgage Corp.	4.875%	6/13/18	550	623
2	Federal Home Loan
	Mortgage Corp.	3.750%	3/27/19	1,250	1,307
2	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	521
2	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	2,020
2	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	250	317
2	Federal National
	Mortgage Assn.	5.000%	10/15/11	1,025	1,084
2	Federal National
	Mortgage Assn.	1.000%	11/23/11	50	50
2	Federal National
	Mortgage Assn.	2.000%	1/9/12	1,000	1,022
2	Federal National
	Mortgage Assn.	0.875%	1/12/12	900	904
2	Federal National
	Mortgage Assn.	6.125%	3/15/12	1,450	1,585
2	Federal National
	Mortgage Assn.	1.000%	4/4/12	450	453
2	Federal National
	Mortgage Assn.	1.875%	4/20/12	325	332
2	Federal National
	Mortgage Assn.	4.875%	5/18/12	750	809
2	Federal National
	Mortgage Assn.	1.250%	6/22/12	70	71
2	Federal National
	Mortgage Assn.	5.250%	8/1/12	150	162
2	Federal National
	Mortgage Assn.	1.750%	8/10/12	3,500	3,572
2	Federal National
	Mortgage Assn.	4.375%	9/15/12	350	377
2	Federal National
	Mortgage Assn.	3.625%	2/12/13	2,350	2,510
2	Federal National
	Mortgage Assn.	4.750%	2/21/13	600	657
2	Federal National
	Mortgage Assn.	0.850%	4/8/13	750	751
2	Federal National
	Mortgage Assn.	4.625%	5/1/13	750	811
2	Federal National
	Mortgage Assn.	1.750%	5/7/13	650	662
2	Federal National
	Mortgage Assn.	4.625%	10/15/13	2,975	3,291
2	Federal National
	Mortgage Assn.	2.875%	12/11/13	1,025	1,076
2	Federal National
	Mortgage Assn.	2.750%	2/5/14	1,500	1,566
2	Federal National
	Mortgage Assn.	2.750%	3/13/14	2,075	2,166
2	Federal National
	Mortgage Assn.	2.500%	5/15/14	450	465
2	Federal National
	Mortgage Assn.	3.000%	9/16/14	450	473
2	Federal National
	Mortgage Assn.	4.625%	10/15/14	1,000	1,118
2	Federal National
	Mortgage Assn.	2.625%	11/20/14	2,900	2,998
2	Federal National
	Mortgage Assn.	4.375%	10/15/15	1,725	1,911

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal National
	Mortgage Assn.	5.250%	9/15/16	1,150	1,329
2	Federal National
	Mortgage Assn.	4.875%	12/15/16	500	567
2	Federal National
	Mortgage Assn.	5.000%	2/13/17	1,925	2,195
2	Federal National
	Mortgage Assn.	5.000%	5/11/17	2,000	2,284
2	Federal National
	Mortgage Assn.	5.375%	6/12/17	1,000	1,165
2	Federal National
	Mortgage Assn.	6.250%	5/15/29	175	218
2	Federal National
	Mortgage Assn.	7.125%	1/15/30	925	1,264
2	Federal National
	Mortgage Assn.	7.250%	5/15/30	300	415
2	Federal National
	Mortgage Assn.	6.625%	11/15/30	300	392
2	Federal National
	Mortgage Assn.	5.625%	7/15/37	425	494
2	Financing Corp. Fico	9.650%	11/2/18	225	328
1	General Electric Capital Corp.	1.800%	3/11/11	750	757
1	General Electric Capital Corp.	3.000%	12/9/11	1,150	1,189
1	General Electric Capital Corp.	2.250%	3/12/12	425	436
1	General Electric Capital Corp.	2.200%	6/8/12	900	924
1	General Electric Capital Corp.	2.125%	12/21/12	475	488
1	General Electric Capital Corp.	2.625%	12/28/12	350	363
1	Goldman Sachs Group Inc.	1.700%	3/15/11	300	303
1	Goldman Sachs Group Inc.	1.625%	7/15/11	300	304
1	Goldman Sachs Group Inc.	2.150%	3/15/12	175	179
1	Goldman Sachs Group Inc.	3.250%	6/15/12	625	655
1	HSBC USA Inc.	3.125%	12/16/11	375	389
	Israel Government AID Bond	5.500%	9/18/23	150	175
	Israel Government AID Bond	5.500%	12/4/23	50	58
	Israel Government AID Bond	5.500%	4/26/24	325	379
1	JPMorgan Chase & Co.	1.650%	2/23/11	500	504
1	JPMorgan Chase & Co.	3.125%	12/1/11	275	285
1	JPMorgan Chase & Co.	2.200%	6/15/12	500	514
1	JPMorgan Chase & Co.	2.125%	6/22/12	350	359
1	JPMorgan Chase & Co.	2.125%	12/26/12	825	848
1	Morgan Stanley	2.900%	12/1/10	300	303
1	Morgan Stanley	3.250%	12/1/11	800	830
1	Morgan Stanley	1.950%	6/20/12	725	741
	Private Export Funding Corp.	3.050%	10/15/14	250	258
	Private Export Funding Corp.	4.375%	3/15/19	200	214
	Private Export Funding Corp.	4.300%	12/15/21	75	79
1	Regions Bank	2.750%	12/10/10	450	454
1	Sovereign Bank	2.750%	1/17/12	200	207
1	State Street Corp.	2.150%	4/30/12	325	333
2	Tennessee Valley Authority	5.500%	7/18/17	275	321
2	Tennessee Valley Authority	4.500%	4/1/18	175	192
2	Tennessee Valley Authority	6.750%	11/1/25	50	65
2	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,339
2	Tennessee Valley Authority	4.650%	6/15/35	175	176
2	Tennessee Valley Authority	5.500%	6/15/38	100	113
2	Tennessee Valley Authority	5.250%	9/15/39	225	248
2	Tennessee Valley Authority	4.875%	1/15/48	100	104
2	Tennessee Valley Authority	5.375%	4/1/56	50	56
1	US Central Federal
	Credit Union	1.900%	10/19/12	250	255
1	Wells Fargo & Co.	3.000%	12/9/11	850	879
1	Wells Fargo & Co.	2.125%	6/15/12	275	283
1	Western Corporate Federal
	Credit Union	1.750%	11/2/12	125	127
					136,505
Conventional Mortgage-Backed Securities (28.1%)
2,3	Fannie Mae Pool	4.000%	12/1/10–
			2/1/40	19,656	20,366

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	4.500%	9/1/11–
			7/1/40	43,196	42,999
2,3	Fannie Mae Pool	5.000%	1/1/12–
			7/1/40	63,976	66,470
2,3	Fannie Mae Pool	5.500%	3/1/17–
			7/1/40	72,746	70,390
2,3	Fannie Mae Pool	6.000%	8/1/11–
			7/1/40	48,496	52,613
2,3	Fannie Mae Pool	6.500%	5/1/11–
			1/1/39	15,107	16,654
2,3	Fannie Mae Pool	7.000%	11/1/10–
			11/1/37	3,501	3,900
2,3	Fannie Mae Pool	7.500%	11/1/11–
			7/1/32	216	239
2,3	Fannie Mae Pool	8.000%	11/1/11–
			11/1/30	83	93
2,3	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	37	41
2,3	Fannie Mae Pool	9.000%	6/1/22–
			12/1/24	10	12
2,3	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	6	6
2,3	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	2	2
2,3	Fannie Mae Pool	10.500%	8/1/20	1	1
2,3	Freddie Mac Gold Pool	4.000%	7/1/10–
			1/1/40	26,314	13,369
2,3	Freddie Mac Gold Pool	4.500%	7/1/10–
			7/1/40	33,840	34,334
2,3	Freddie Mac Gold Pool	5.000%	10/1/17–
			7/1/40	45,971	48,944
2,3	Freddie Mac Gold Pool	5.500%	12/1/13–
			7/1/40	49,637	53,095
2,3	Freddie Mac Gold Pool	6.000%	5/1/12–
			4/1/40	30,052	32,758
2,3	Freddie Mac Gold Pool	6.500%	11/1/10–
			4/1/39	7,835	8,635
2,3	Freddie Mac Gold Pool	7.000%	4/1/11–
			2/1/37	2,197	2,442
2,3	Freddie Mac Gold Pool	7.500%	9/1/10–
			12/1/30	152	166
2,3	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	136	151
2,3	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	59	66
2,3	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	7
2,3	Freddie Mac Gold Pool	9.500%	1/1/25	1	1
2,3	Freddie Mac Gold Pool	10.000%	3/1/17	3	3
2,3	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1
3	Ginnie Mae I Pool	4.000%	4/15/39–
			8/15/39	2,145	2,182
3	Ginnie Mae I Pool	4.500%	8/15/18–
			7/1/40	19,233	20,061
3	Ginnie Mae I Pool	5.000%	1/15/18–
			7/1/40	40,437	32,298
3	Ginnie Mae I Pool	5.500%	6/15/18–
			7/1/40	27,886	19,375
3	Ginnie Mae I Pool	6.000%	4/15/11–
			6/15/40	9,484	10,381
3	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	5,273	5,822
3	Ginnie Mae I Pool	7.000%	11/15/11–
			1/15/32	371	408
3	Ginnie Mae I Pool	7.500%	6/15/12–
			1/15/31	167	184
3	Ginnie Mae I Pool	8.000%	2/15/22–
			12/15/30	105	116

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	8.500%	2/15/22–
			7/15/30	24	27
3	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	48	53
3	Ginnie Mae I Pool	9.500%	4/15/17–
			12/15/21	8	9
3	Ginnie Mae I Pool	10.000%	5/15/20	1	1
3	Ginnie Mae I Pool	10.500%	5/15/19	11	12
3	Ginnie Mae II Pool	4.500%	7/1/40	8,100	8,421
3	Ginnie Mae II Pool	5.000%	3/20/18–
			7/1/40	9,123	9,716
3	Ginnie Mae II Pool	5.500%	6/20/34–
			7/1/40	7,396	8,007
3	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	5,729	6,262
3	Ginnie Mae II Pool	6.500%	12/20/35–
			12/20/37	2,084	2,295
3	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	185	204
					593,592
Nonconventional Mortgage-Backed Securities (1.1%)
2,3	Fannie Mae Pool	2.690%	1/1/35	264	274
2,3	Fannie Mae Pool	2.801%	10/1/34	134	137
2,3	Fannie Mae Pool	2.814%	11/1/34	142	145
2,3	Fannie Mae Pool	3.138%	9/1/34	39	40
2,3	Fannie Mae Pool	3.228%	4/1/36	242	254
2,3	Fannie Mae Pool	3.304%	1/1/40	429	440
2,3	Fannie Mae Pool	3.390%	5/1/40	244	251
2,3	Fannie Mae Pool	3.446%	5/1/37	188	195
2,3	Fannie Mae Pool	3.647%	4/1/37	388	404
2,3	Fannie Mae Pool	4.118%	5/1/34	82	84
2,3	Fannie Mae Pool	4.161%	8/1/35	559	574
2,3	Fannie Mae Pool	4.537%	11/1/34	270	284
2,3	Fannie Mae Pool	4.583%	12/1/35	317	345
2,3	Fannie Mae Pool	4.607%	8/1/35	608	639
2,3	Fannie Mae Pool	4.609%	9/1/34	218	232
2,3	Fannie Mae Pool	4.628%	11/1/33	59	62
2,3	Fannie Mae Pool	4.788%	6/1/34	103	109
2,3	Fannie Mae Pool	4.933%	9/1/35	170	174
2,3	Fannie Mae Pool	5.017%	11/1/35	158	166
2,3	Fannie Mae Pool	5.020%	2/1/36	76	78
2,3	Fannie Mae Pool	5.026%	12/1/33	90	96
2,3	Fannie Mae Pool	5.050%	8/1/37	432	454
2,3	Fannie Mae Pool	5.071%	12/1/35	414	424
2,3	Fannie Mae Pool	5.096%	12/1/35	461	476
2,3	Fannie Mae Pool	5.124%	3/1/37	201	213
2,3	Fannie Mae Pool	5.140%	3/1/38	293	312
2,3	Fannie Mae Pool	5.171%	8/1/38	21	23
2,3	Fannie Mae Pool	5.259%	7/1/38	28	30
2,3	Fannie Mae Pool	5.314%	12/1/35	233	248
2,3	Fannie Mae Pool	5.415%	2/1/36	118	122
2,3	Fannie Mae Pool	5.479%	1/1/37	193	204
2,3	Fannie Mae Pool	5.563%	2/1/37	373	394
2,3	Fannie Mae Pool	5.590%	5/1/36	137	146
2,3	Fannie Mae Pool	5.619%	6/1/36	125	130
2,3	Fannie Mae Pool	5.626%	6/1/37	112	118
2,3	Fannie Mae Pool	5.630%	7/1/36	83	89
2,3	Fannie Mae Pool	5.643%	3/1/37	619	654
2,3	Fannie Mae Pool	5.645%	3/1/37	197	208
2,3	Fannie Mae Pool	5.648%	3/1/37	501	531
2,3	Fannie Mae Pool	5.649%	2/1/37	448	475
2,3	Fannie Mae Pool	5.668%	1/1/36	109	115
2,3	Fannie Mae Pool	5.669%	9/1/36	116	121
2,3	Fannie Mae Pool	5.682%	4/1/37	101	106
2,3	Fannie Mae Pool	5.717%	12/1/37	430	465
2,3	Fannie Mae Pool	5.719%	4/1/37	235	251
2,3	Fannie Mae Pool	5.743%	4/1/36	199	208
2,3	Fannie Mae Pool	5.809%	9/1/36	459	480
2,3	Fannie Mae Pool	5.838%	11/1/36	419	446

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	5.858%	8/1/37	177	187
2,3	Fannie Mae Pool	5.879%	10/1/37	288	308
2,3	Fannie Mae Pool	5.999%	6/1/36	30	32
2,3	Fannie Mae Pool	6.263%	9/1/37	181	192
2,3	Freddie Mac Non Gold Pool	2.665%	12/1/34	246	256
2,3	Freddie Mac Non Gold Pool	2.945%	1/1/35	15	15
2,3	Freddie Mac Non Gold Pool	2.993%	9/1/34	132	138
2,3	Freddie Mac Non Gold Pool	3.088%	12/1/34	151	160
2,3	Freddie Mac Non Gold Pool	3.291%	6/1/40	600	612
2,3	Freddie Mac Non Gold Pool	3.316%	4/1/40	321	329
2,3	Freddie Mac Non Gold Pool	3.361%	5/1/40	349	358
2,3	Freddie Mac Non Gold Pool	3.423%	5/1/40	348	358
2,3	Freddie Mac Non Gold Pool	3.627%	1/1/40	337	349
2,3	Freddie Mac Non Gold Pool	3.993%	3/1/36	227	237
2,3	Freddie Mac Non Gold Pool	4.588%	7/1/35	149	157
2,3	Freddie Mac Non Gold Pool	4.604%	11/1/34	214	224
2,3	Freddie Mac Non Gold Pool	5.005%	5/1/35	253	268
2,3	Freddie Mac Non Gold Pool	5.272%	3/1/38	330	352
2,3	Freddie Mac Non Gold Pool	5.296%	3/1/36	260	268
2,3	Freddie Mac Non Gold Pool	5.337%	12/1/35	176	187
2,3	Freddie Mac Non Gold Pool	5.433%	4/1/37	353	373
2,3	Freddie Mac Non Gold Pool	5.435%	3/1/37	215	227
2,3	Freddie Mac Non Gold Pool	5.504%	2/1/36	216	229
2,3	Freddie Mac Non Gold Pool	5.554%	5/1/36	216	224
2,3	Freddie Mac Non Gold Pool	5.556%	4/1/37	219	233
2,3	Freddie Mac Non Gold Pool	5.619%	7/1/36	148	154
2,3	Freddie Mac Non Gold Pool	5.632%	4/1/37	166	175
2,3	Freddie Mac Non Gold Pool	5.644%	12/1/36	318	335
2,3	Freddie Mac Non Gold Pool	5.687%	3/1/37	473	501
2,3	Freddie Mac Non Gold Pool	5.702%	6/1/37	629	667
2,3	Freddie Mac Non Gold Pool	5.716%	9/1/36	733	780
2,3	Freddie Mac Non Gold Pool	5.769%	5/1/36	123	133
2,3	Freddie Mac Non Gold Pool	5.822%	10/1/37	336	358
2,3	Freddie Mac Non Gold Pool	5.826%	12/1/36	128	136
2,3	Freddie Mac Non Gold Pool	5.866%	8/1/37	213	227
2,3	Freddie Mac Non Gold Pool	5.867%	5/1/37	256	274
2,3	Freddie Mac Non Gold Pool	5.952%	10/1/37	75	80
2,3	Freddie Mac Non Gold Pool	6.119%	12/1/36	231	247
2,3	Freddie Mac Non Gold Pool	6.273%	6/1/37	126	134
2,3	Freddie Mac Non Gold Pool	6.443%	2/1/37	132	142
					23,042
Total U.S. Government and Agency Obligations
(Cost $1,449,151)					1,515,990
Asset-Backed/Commercial Mortgage-Backed Securities (3.9%)
3	Banc of America Commercial
	Mortgage Inc.	6.503%	4/15/36	518	538
3	Banc of America Commercial
	Mortgage Inc.	4.050%	11/10/38	128	129
3	Banc of America Commercial
	Mortgage Inc.	4.153%	11/10/38	50	52
3	Banc of America Commercial
	Mortgage Inc.	4.877%	7/10/42	510	524
3,4	Banc of America Commercial
	Mortgage Inc.	5.217%	11/10/42	75	78
3	Banc of America Commercial
	Mortgage Inc.	4.727%	7/10/43	115	103
3,4	Banc of America Commercial
	Mortgage Inc.	5.963%	5/10/45	85	78
3	Banc of America Commercial
	Mortgage Inc.	5.372%	9/10/45	250	262
3,4	Banc of America Commercial
	Mortgage Inc.	5.421%	9/10/45	5	5
3	Banc of America Commercial
	Mortgage Inc.	5.115%	10/10/45	700	738
3,4	Banc of America Commercial
	Mortgage Inc.	5.120%	10/10/45	700	716
3,4	Banc of America Commercial
	Mortgage Inc.	5.176%	10/10/45	10	9

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Banc of America Commercial
	Mortgage Inc.	5.634%	7/10/46	500	530
3,4	Banc of America Commercial
	Mortgage Inc.	5.350%	9/10/47	50	48
3,4	Banc of America Commercial
	Mortgage Inc.	5.350%	9/10/47	90	81
3	Banc of America Commercial
	Mortgage Inc.	5.414%	9/10/47	320	328
3	Banc of America Commercial
	Mortgage Inc.	5.448%	9/10/47	50	43
3,4	Banc of America Commercial
	Mortgage Inc.	5.523%	1/15/49	75	53
3,4	Banc of America Commercial
	Mortgage Inc.	6.373%	2/10/51	725	758
5	Banco Bilbao Vizcaya
	Argentaria SA	5.750%	7/20/17	225	245
5	Bank of Scotland PLC	5.250%	2/21/17	375	398
3	Bear Stearns Commercial
	Mortgage Securities	5.610%	11/15/33	1,100	1,145
3	Bear Stearns Commercial
	Mortgage Securities	5.628%	4/12/38	175	187
3,4	Bear Stearns Commercial
	Mortgage Securities	5.628%	4/12/38	125	116
3,4	Bear Stearns Commercial
	Mortgage Securities	5.946%	9/11/38	75	60
3,4	Bear Stearns Commercial
	Mortgage Securities	5.946%	9/11/38	125	116
3	Bear Stearns Commercial
	Mortgage Securities	5.623%	3/11/39	75	80
3	Bear Stearns Commercial
	Mortgage Securities	4.680%	8/13/39	665	694
3	Bear Stearns Commercial
	Mortgage Securities	5.854%	6/11/40	1,100	1,145
3,4	Bear Stearns Commercial
	Mortgage Securities	5.907%	6/11/40	75	50
3	Bear Stearns Commercial
	Mortgage Securities	4.750%	6/11/41	110	97
3	Bear Stearns Commercial
	Mortgage Securities	5.582%	9/11/41	95	85
3,4	Bear Stearns Commercial
	Mortgage Securities	5.568%	10/12/41	100	94
3	Bear Stearns Commercial
	Mortgage Securities	4.521%	11/11/41	100	100
3	Bear Stearns Commercial
	Mortgage Securities	5.742%	9/11/42	825	860
3	Bear Stearns Commercial
	Mortgage Securities	5.793%	9/11/42	175	189
3	Bear Stearns Commercial
	Mortgage Securities	5.127%	10/12/42	394	396
3	Bear Stearns Commercial
	Mortgage Securities	5.297%	10/12/42	600	639
3,4	Bear Stearns Commercial
	Mortgage Securities	5.513%	1/12/45	190	166
3,4	Bear Stearns Commercial
	Mortgage Securities	5.566%	1/12/45	100	72
3	Bear Stearns Commercial
	Mortgage Securities	5.613%	6/11/50	275	285
3	Bear Stearns Commercial
	Mortgage Securities	5.694%	6/11/50	1,200	1,215
3	Bear Stearns Commercial
	Mortgage Securities	5.700%	6/11/50	400	407
3,4	Bear Stearns Commercial
	Mortgage Securities	5.915%	6/11/50	200	173
3	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	399	409
3	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	275	285
3	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	1,124

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	100	117
3	CDC Commercial
	Mortgage Trust	5.676%	11/15/30	217	224
3	Chase Issuance Trust	4.650%	12/17/12	900	910
3	Chase Issuance Trust	4.650%	3/15/15	1,000	1,083
3	Chase Issuance Trust	5.400%	7/15/15	250	277
5	Cie de Financement Foncier	2.125%	4/22/13	150	151
3	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	115	120
3	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	525	581
3	Citibank Credit Card
	Issuance Trust	4.150%	7/7/17	100	108
3	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	125	144
3	Citigroup Commercial
	Mortgage Trust	4.830%	5/15/43	25	23
3,4	Citigroup Commercial
	Mortgage Trust	5.920%	3/15/49	575	615
3	Citigroup Commercial
	Mortgage Trust	5.462%	10/15/49	175	160
3,4	Citigroup Commercial
	Mortgage Trust	5.888%	12/10/49	135	116
3,4	Citigroup Commercial
	Mortgage Trust	5.888%	12/10/49	600	621
3,4	Citigroup Commercial
	Mortgage Trust	6.297%	12/10/49	425	439
3,4	Citigroup Commercial
	Mortgage Trust	6.297%	12/10/49	90	78
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.397%	7/15/44	760	812
3,4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.397%	7/15/44	25	24
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	507
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	250	224
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	650	667
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	350	343
3,5	Commercial Mortgage
	Lease-Backed Certificates	6.746%	6/20/31	640	713
3	Commercial Mortgage Pass
	Through Certificates	4.084%	6/10/38	425	440
3	Commercial Mortgage Pass
	Through Certificates	4.715%	3/10/39	500	515
3	Commercial Mortgage Pass
	Through Certificates	5.116%	6/10/44	500	516
3	Commercial Mortgage Pass
	Through Certificates	5.960%	6/10/46	350	370
3,4	Commercial Mortgage Pass
	Through Certificates	5.986%	6/10/46	100	87
3	Commercial Mortgage Pass
	Through Certificates	5.248%	12/10/46	150	154
3,4	Commercial Mortgage Pass
	Through Certificates	6.010%	12/10/49	550	567
3,4	Countrywide Home Loan
	Mortgage Pass Through Trust	2.931%	5/25/33	120	104
3	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	190	192
3,4	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	260	269
3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	25	19
3	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	210	218

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	700	741
3,4	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	50	47
3,4	Credit Suisse First Boston
	Mortgage Securities Corp.	5.230%	12/15/40	85	69
3	Credit Suisse Mortgage
	Capital Certificates	6.019%	6/15/38	400	419
3	Credit Suisse Mortgage
	Capital Certificates	6.019%	6/15/38	30	27
3	Credit Suisse Mortgage
	Capital Certificates	5.609%	2/15/39	650	679
3,4	Credit Suisse Mortgage
	Capital Certificates	5.729%	2/15/39	75	62
3,4	Credit Suisse Mortgage
	Capital Certificates	5.729%	2/15/39	200	185
3,4	Credit Suisse Mortgage
	Capital Certificates	5.912%	6/15/39	850	800
3	Credit Suisse Mortgage
	Capital Certificates	5.509%	9/15/39	50	41
3	Credit Suisse Mortgage
	Capital Certificates	5.311%	12/15/39	450	442
3	Credit Suisse Mortgage
	Capital Certificates	5.343%	12/15/39	55	45
3	Credit Suisse Mortgage
	Capital Certificates	5.383%	2/15/40	175	165
3,4	CW Capital Cobalt Ltd.	6.015%	5/15/46	1,000	962
3	Daimler Chrysler Auto Trust	3.700%	6/8/12	232	234
3	Discover Card Master Trust	5.650%	12/15/15	600	667
3	Discover Card Master Trust	5.650%	3/16/20	225	261
3	Fifth Third Auto Trust	4.070%	1/17/12	389	391
3,4	First Union Commercial
	Mortgage Trust	6.768%	10/15/35	152	154
3	First Union National Bank
	Commercial Mortgage	6.223%	12/12/33	293	305
3	Ford Credit Auto Owner Trust	4.370%	10/15/12	450	468
3	Ford Credit Auto Owner Trust	2.420%	11/15/14	125	128
3	Ford Credit Auto Owner Trust	2.150%	6/15/15	425	432
3	GE Capital Commercial
	Mortgage Corp.	5.994%	12/10/35	63	63
3,4	GE Capital Commercial
	Mortgage Corp.	5.514%	3/10/44	175	169
3,4	GE Capital Commercial
	Mortgage Corp.	5.514%	3/10/44	1,175	1,252
3	GMAC Commercial
	Mortgage Securities Inc.	4.079%	5/10/36	90	94
3	GMAC Commercial
	Mortgage Securities Inc.	4.908%	3/10/38	150	154
3	GMAC Commercial
	Mortgage Securities Inc.	4.646%	4/10/40	281	286
3	GMAC Commercial
	Mortgage Securities Inc.	4.864%	12/10/41	300	311
3	GMAC Commercial
	Mortgage Securities Inc.	4.754%	5/10/43	50	48
3	Greenwich Capital
	Commercial Funding Corp.	4.948%	1/11/35	100	106
3	Greenwich Capital
	Commercial Funding Corp.	5.317%	6/10/36	700	750
3	Greenwich Capital
	Commercial Funding Corp.	5.117%	4/10/37	294	297
3	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	625	641
3,4	Greenwich Capital
	Commercial Funding Corp.	5.277%	4/10/37	150	141
3,4	Greenwich Capital
	Commercial Funding Corp.	6.085%	7/10/38	100	84
3	Greenwich Capital
	Commercial Funding Corp.	5.475%	3/10/39	50	40

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Greenwich Capital
	Commercial Funding Corp.	4.799%	8/10/42	1,025	1,054
3,4	Greenwich Capital
	Commercial Funding Corp.	4.859%	8/10/42	50	46
3	GS Mortgage Securities
	Corp. II	5.506%	4/10/38	338	343
3,4	GS Mortgage Securities
	Corp. II	5.553%	4/10/38	200	206
3,4	GS Mortgage Securities
	Corp. II	5.622%	4/10/38	150	127
3	GS Mortgage Securities
	Corp. II	5.396%	8/10/38	600	639
3	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	225	233
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.260%	3/15/33	75	75
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.200%	7/12/35	275	282
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.654%	1/12/37	75	77
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.526%	8/12/37	50	44
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	125	126
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.879%	1/12/38	1,022	1,073
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	150	155
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.540%	6/12/41	450	476
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.697%	7/15/42	500	515
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	105	98
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.498%	1/12/43	5	5
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.160%	4/15/43	18	18
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.627%	12/12/44	75	63
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.676%	12/12/44	25	18
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.402%	12/15/44	105	100
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.481%	12/15/44	35	30
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	90	69
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	40	35
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.064%	4/15/45	550	582
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	175	154
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	115	104
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	150	159
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	6/12/47	250	254
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.968%	6/15/49	349	363
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.983%	6/15/49	300	293
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	935	950
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	250	256

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.882%	2/15/51	275	277
3	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	700	723
3	LB-UBS Commercial
	Mortgage Trust	4.742%	2/15/30	110	115
3	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	24	24
3	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	266
3	LB-UBS Commercial
	Mortgage Trust	5.217%	2/15/31	75	70
3	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	475	500
3	LB-UBS Commercial
	Mortgage Trust	4.960%	12/15/31	100	106
3	LB-UBS Commercial
	Mortgage Trust	4.166%	5/15/32	575	592
3,4	LB-UBS Commercial
	Mortgage Trust	5.124%	11/15/32	225	240
3,4	LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	375	391
3	LB-UBS Commercial
	Mortgage Trust	5.413%	9/15/39	60	56
3	LB-UBS Commercial
	Mortgage Trust	5.424%	2/15/40	75	75
3	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	575	570
3	LB-UBS Commercial
	Mortgage Trust	5.455%	2/15/40	125	108
3,4	LB-UBS Commercial
	Mortgage Trust	5.057%	9/15/40	50	46
3,4	LB-UBS Commercial
	Mortgage Trust	6.324%	4/15/41	130	111
3	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	950	946
3	Merrill Lynch Mortgage Trust	5.236%	11/12/35	275	290
3	Merrill Lynch Mortgage Trust	5.107%	7/12/38	20	19
3,4	Merrill Lynch Mortgage Trust	5.838%	5/12/39	50	45
3	Merrill Lynch Mortgage Trust	5.838%	5/12/39	200	211
3	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	110
3,4	Merrill Lynch Mortgage Trust	5.802%	8/12/43	75	62
3,4	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	377
3,4	Merrill Lynch Mortgage Trust	6.020%	6/12/50	85	75
3,4	Merrill Lynch Mortgage Trust	6.020%	6/12/50	1,500	1,523
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	350	356
3,4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	2/12/39	25	19
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	6.103%	6/12/46	900	986
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	85	72
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	965	909
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	275	285
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	350	346
3	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,254
3,4	Morgan Stanley Capital I	5.110%	6/15/40	420	446
3	Morgan Stanley Capital I	5.270%	6/13/41	200	210
3,4	Morgan Stanley Capital I	5.983%	8/12/41	50	46
3	Morgan Stanley Capital I	5.360%	11/12/41	200	171
3,4	Morgan Stanley Capital I	4.840%	12/13/41	35	31
3	Morgan Stanley Capital I	4.970%	12/15/41	425	451
3	Morgan Stanley Capital I	5.168%	1/14/42	125	134
3,4	Morgan Stanley Capital I	5.802%	6/11/42	150	156
3,4	Morgan Stanley Capital I	5.802%	6/11/42	50	46
3,4	Morgan Stanley Capital I	5.073%	8/13/42	95	85

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I	5.230%	9/15/42	625	656
3	Morgan Stanley Capital I	5.940%	10/15/42	210	226
3,4	Morgan Stanley Capital I	5.944%	10/15/42	100	82
3,4	Morgan Stanley Capital I	5.944%	10/15/42	20	18
3,4	Morgan Stanley Capital I	5.376%	11/14/42	5	5
3,4	Morgan Stanley Capital I	5.376%	11/14/42	650	681
3	Morgan Stanley Capital I	6.457%	1/11/43	475	514
3	Morgan Stanley Capital I	5.332%	12/15/43	200	203
3,4	Morgan Stanley Capital I	5.557%	3/12/44	775	822
3,4	Morgan Stanley Capital I	5.773%	7/12/44	125	117
3,4	Morgan Stanley Capital I	5.793%	7/12/44	40	34
3	Morgan Stanley Capital I	4.660%	9/13/45	100	103
3,4	Morgan Stanley Capital I	5.692%	4/15/49	450	436
3,4	Morgan Stanley Capital I	5.876%	4/15/49	125	89
3,4	Morgan Stanley Capital I	5.544%	11/12/49	175	151
3	Morgan Stanley Capital I	5.809%	12/12/49	425	429
3,4	Morgan Stanley Capital I	6.316%	12/12/49	125	109
3	Morgan Stanley Capital I	5.090%	10/12/52	300	303
3,4	Morgan Stanley Capital I	5.204%	10/12/52	150	138
3	Morgan Stanley Capital I	4.770%	7/15/56	85	71
3	Morgan Stanley Dean
	Witter Capital I	4.920%	3/12/35	700	740
3	Morgan Stanley Dean
	Witter Capital I	6.390%	10/15/35	231	241
3	Morgan Stanley Dean
	Witter Capital I	4.740%	11/13/36	515	532
3	Morgan Stanley Dean
	Witter Capital I	5.980%	1/15/39	750	791
5	Nationwide Building Society	5.500%	7/18/12	575	614
3	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	175	185
5	Northern Rock Asset
	Management PLC	5.625%	6/22/17	1,150	1,196
3	PG&E Energy Recovery
	Funding LLC	4.140%	9/25/12	22	22
3	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	357	369
3	PNC Mortgage
	Acceptance Corp.	7.300%	10/12/33	132	132
3	PSE&G Transition
	Funding LLC	6.890%	12/15/17	600	727
5	Royal Bank of Canada	3.125%	4/14/15	225	235
3,4	TIAA Seasoned Commercial
	Mortgage Trust	6.071%	8/15/39	85	77
3	USAA Auto Owner Trust	4.710%	2/18/14	350	365
3	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	518	528
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.125%	8/15/35	115	122
3,4	Wachovia Bank Commercial
	Mortgage Trust	4.964%	11/15/35	325	341
3	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	100	100
3	Wachovia Bank Commercial
	Mortgage Trust	4.748%	2/15/41	425	442
3	Wachovia Bank Commercial
	Mortgage Trust	5.001%	7/15/41	118	119
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.484%	7/15/41	475	497
3	Wachovia Bank Commercial
	Mortgage Trust	4.803%	10/15/41	600	618
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	266
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.224%	3/15/42	50	44
3	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	185
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.924%	5/15/43	375	398

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.924%	5/15/43	70	62
3	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	847
3	Wachovia Bank Commercial
	Mortgage Trust	4.793%	5/15/44	75	63
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.382%	10/15/44	875	947
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.445%	12/15/44	750	797
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.495%	12/15/44	10	9
3,4	Wachovia Bank Commercial
	Mortgage Trust	6.158%	6/15/45	34	33
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	440	467
3	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	250	260
3	Wachovia Bank Commercial
	Mortgage Trust	5.339%	11/15/48	250	214
3,4	Wachovia Bank Commercial
	Mortgage Trust	5.368%	11/15/48	80	63
3	World Omni Auto
	Receivables Trust	3.940%	10/15/12	314	318
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $77,481)					82,679
Corporate Bonds (18.9%)
Finance (6.7%)
	Banking (4.4%)
	American Express Bank FSB	5.550%	10/17/12	250	267
	American Express Bank FSB	5.500%	4/16/13	350	378
	American Express
	Centurion Bank	5.950%	6/12/17	50	55
	American Express
	Centurion Bank	6.000%	9/13/17	625	688
	American Express Co.	7.250%	5/20/14	175	199
	American Express Co.	5.500%	9/12/16	100	109
	American Express Co.	6.150%	8/28/17	100	110
	American Express Co.	7.000%	3/19/18	675	777
	American Express Co.	8.125%	5/20/19	175	217
	American Express Co.	8.150%	3/19/38	50	68
3	American Express Co.	6.800%	9/1/66	200	189
	American Express Credit Corp.	5.875%	5/2/13	700	764
	American Express Credit Corp.	5.125%	8/25/14	50	54
5	American Express Travel
	Related Services Co. Inc.	5.250%	11/21/11	25	26
	Banco Santander Chile	2.875%	11/13/12	50	49
	Bank of America Corp.	4.250%	10/1/10	225	227
	Bank of America Corp.	5.375%	9/11/12	200	210
	Bank of America Corp.	4.875%	9/15/12	250	261
	Bank of America Corp.	4.875%	1/15/13	300	315
	Bank of America Corp.	4.900%	5/1/13	475	499
	Bank of America Corp.	7.375%	5/15/14	275	308
	Bank of America Corp.	5.375%	6/15/14	120	126
	Bank of America Corp.	5.125%	11/15/14	1,430	1,493
	Bank of America Corp.	4.500%	4/1/15	200	202
	Bank of America Corp.	5.250%	12/1/15	75	77
	Bank of America Corp.	6.500%	8/1/16	375	406
	Bank of America Corp.	5.750%	8/15/16	100	104
	Bank of America Corp.	5.420%	3/15/17	125	125
	Bank of America Corp.	5.750%	12/1/17	175	183
	Bank of America Corp.	5.650%	5/1/18	975	999
	Bank of America Corp.	7.625%	6/1/19	300	344
	Bank of America NA	5.300%	3/15/17	1,125	1,136
	Bank of Montreal	2.125%	6/28/13	150	151
	Bank of New York Mellon Corp.	6.375%	4/1/12	100	108
	Bank of New York Mellon Corp.	4.950%	11/1/12	300	325
	Bank of New York Mellon Corp.	4.500%	4/1/13	50	54

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of New York Mellon Corp.	4.300%	5/15/14	150	162
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	218
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	225
	Bank of Nova Scotia	2.250%	1/22/13	200	203
	Bank of Nova Scotia	2.375%	12/17/13	425	433
	Bank One Corp.	5.900%	11/15/11	25	26
	Bank One Corp.	5.250%	1/30/13	50	53
	Bank One Corp.	4.900%	4/30/15	100	107
	Barclays Bank PLC	2.500%	1/23/13	200	199
	Barclays Bank PLC	5.200%	7/10/14	600	636
	Barclays Bank PLC	3.900%	4/7/15	400	404
	Barclays Bank PLC	5.000%	9/22/16	175	180
	Barclays Bank PLC	5.125%	1/8/20	650	649
	BB&T Capital Trust II	6.750%	6/7/36	175	174
3	BB&T Capital Trust IV	6.820%	6/12/57	25	23
	BB&T Corp.	6.500%	8/1/11	125	131
	BB&T Corp.	3.850%	7/27/12	125	131
	BB&T Corp.	4.750%	10/1/12	250	264
	BB&T Corp.	5.700%	4/30/14	75	83
	BB&T Corp.	5.200%	12/23/15	625	669
	BB&T Corp.	4.900%	6/30/17	75	78
	BB&T Corp.	6.850%	4/30/19	100	118
	Bear Stearns Cos. LLC	4.500%	10/28/10	300	304
	Bear Stearns Cos. LLC	5.350%	2/1/12	50	53
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	609
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	54
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	682
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	449
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	378
	BNP Paribas	3.250%	3/11/15	50	50
	BNP Paribas / BNP Paribas
	US Medium-Term Note
	Program LLC	2.125%	12/21/12	400	398
	BNY Mellon NA	4.750%	12/15/14	50	54
	Branch Banking & Trust Co.	5.625%	9/15/16	175	196
	Capital One Bank USA NA	8.800%	7/15/19	900	1,118
	Capital One Capital III	7.686%	8/15/36	125	117
	Capital One Capital IV	6.745%	2/17/37	75	63
	Capital One Capital V	10.250%	8/15/39	50	52
	Capital One Capital VI	8.875%	5/15/40	50	51
	Capital One Financial Corp.	5.700%	9/15/11	100	104
	Capital One Financial Corp.	4.800%	2/21/12	100	104
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	6.150%	9/1/16	125	132
	Capital One Financial Corp.	5.250%	2/21/17	50	52
	Capital One Financial Corp.	6.750%	9/15/17	75	86
3,5	Citicorp Lease Pass-
	Through Trust 1999-1	8.040%	12/15/19	500	584
	Citigroup Inc.	5.100%	9/29/11	625	644
	Citigroup Inc.	5.250%	2/27/12	225	234
	Citigroup Inc.	5.500%	8/27/12	50	52
	Citigroup Inc.	5.625%	8/27/12	325	335
	Citigroup Inc.	5.300%	10/17/12	775	805
	Citigroup Inc.	5.500%	4/11/13	675	701
	Citigroup Inc.	6.500%	8/19/13	500	534
	Citigroup Inc.	6.000%	12/13/13	350	367
	Citigroup Inc.	5.125%	5/5/14	100	103
	Citigroup Inc.	6.375%	8/12/14	50	53
	Citigroup Inc.	5.000%	9/15/14	975	975
	Citigroup Inc.	5.500%	10/15/14	300	312
	Citigroup Inc.	6.010%	1/15/15	200	210
	Citigroup Inc.	4.750%	5/19/15	200	200
	Citigroup Inc.	4.700%	5/29/15	50	50
	Citigroup Inc.	5.300%	1/7/16	225	227
	Citigroup Inc.	6.000%	8/15/17	225	234
	Citigroup Inc.	6.125%	11/21/17	575	603
	Citigroup Inc.	6.125%	5/15/18	475	498
	Citigroup Inc.	8.500%	5/22/19	300	357

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup Inc.	6.625%	6/15/32	100	98
	Citigroup Inc.	5.875%	2/22/33	250	227
	Citigroup Inc.	6.000%	10/31/33	325	293
	Citigroup Inc.	6.125%	8/25/36	100	91
	Citigroup Inc.	5.875%	5/29/37	325	308
	Citigroup Inc.	6.875%	3/5/38	400	426
	Citigroup Inc.	8.125%	7/15/39	575	689
	Comerica Bank	5.750%	11/21/16	225	239
	Comerica Bank	5.200%	8/22/17	75	77
3	Comerica Capital Trust II	6.576%	2/20/37	150	127
	Compass Bank	6.400%	10/1/17	75	76
	Compass Bank	5.900%	4/1/26	50	46
5	Corestates Capital I	8.000%	12/15/26	600	595
	Countrywide Financial Corp.	6.250%	5/15/16	125	130
	Credit Suisse	5.000%	5/15/13	265	283
	Credit Suisse	3.500%	3/23/15	475	482
	Credit Suisse	5.300%	8/13/19	250	266
3	Credit Suisse	5.860%	5/15/49	225	199
	Credit Suisse AG	5.400%	1/14/20	675	673
	Credit Suisse USA Inc.	4.875%	8/15/10	675	678
	Credit Suisse USA Inc.	6.125%	11/15/11	250	266
	Credit Suisse USA Inc.	6.500%	1/15/12	275	295
	Credit Suisse USA Inc.	5.500%	8/15/13	200	219
	Credit Suisse USA Inc.	5.125%	1/15/14	100	107
	Credit Suisse USA Inc.	4.875%	1/15/15	635	680
	Credit Suisse USA Inc.	5.125%	8/15/15	625	678
	Deutsche Bank AG	5.375%	10/12/12	200	215
	Deutsche Bank AG	2.375%	1/11/13	150	151
	Deutsche Bank AG	4.875%	5/20/13	575	615
	Deutsche Bank AG	3.450%	3/30/15	75	76
	Deutsche Bank AG	6.000%	9/1/17	550	607
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	323
	FIA Card Services NA	6.625%	6/15/12	100	107
	Fifth Third Bancorp	8.250%	3/1/38	225	253
3	Fifth Third Capital Trust IV	6.500%	4/15/67	300	247
	First Niagara Financial
	Group Inc.	6.750%	3/19/20	50	53
	First Tennessee Bank NA	5.050%	1/15/15	50	48
	Golden West Financial Corp.	4.750%	10/1/12	75	78
	Goldman Sachs Capital I	6.345%	2/15/34	400	359
3	Goldman Sachs Capital II	5.793%	12/29/49	200	150
	Goldman Sachs Group Inc.	6.600%	1/15/12	875	926
	Goldman Sachs Group Inc.	5.300%	2/14/12	50	52
	Goldman Sachs Group Inc.	3.625%	8/1/12	250	256
	Goldman Sachs Group Inc.	5.700%	9/1/12	50	53
	Goldman Sachs Group Inc.	5.450%	11/1/12	275	291
	Goldman Sachs Group Inc.	5.250%	4/1/13	175	185
	Goldman Sachs Group Inc.	4.750%	7/15/13	1,050	1,097
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	238
	Goldman Sachs Group Inc.	5.150%	1/15/14	135	142
	Goldman Sachs Group Inc.	5.000%	10/1/14	175	183
	Goldman Sachs Group Inc.	5.125%	1/15/15	640	672
	Goldman Sachs Group Inc.	5.350%	1/15/16	575	599
	Goldman Sachs Group Inc.	5.750%	10/1/16	425	450
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	456
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	506
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	857
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	210
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	84
	Goldman Sachs Group Inc.	5.375%	3/15/20	125	124
	Goldman Sachs Group Inc.	5.950%	1/15/27	300	287
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	123
	Goldman Sachs Group Inc.	6.450%	5/1/36	125	120
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,575	1,548
5	HBOS PLC	6.750%	5/21/18	150	142
	HSBC Bank USA NA	5.625%	8/15/35	250	240
	HSBC Holdings PLC	7.625%	5/17/32	100	112
	HSBC Holdings PLC	7.350%	11/27/32	100	111

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Holdings PLC	6.500%	5/2/36	500	540
	HSBC Holdings PLC	6.500%	9/15/37	450	470
	HSBC Holdings PLC	6.800%	6/1/38	50	54
	JP Morgan Chase Capital XV	5.875%	3/15/35	200	181
	JP Morgan Chase Capital XVII	5.850%	8/1/35	150	133
	JP Morgan Chase Capital XX	6.550%	9/29/36	125	121
	JP Morgan Chase Capital XXII	6.450%	2/2/37	225	213
	JP Morgan Chase Capital XXV	6.800%	10/1/37	225	223
	JPMorgan Chase & Co.	4.500%	1/15/12	200	209
	JPMorgan Chase & Co.	6.625%	3/15/12	100	107
	JPMorgan Chase & Co.	5.375%	10/1/12	675	725
	JPMorgan Chase & Co.	5.750%	1/2/13	725	781
	JPMorgan Chase & Co.	4.750%	5/1/13	475	507
	JPMorgan Chase & Co.	4.875%	3/15/14	230	245
	JPMorgan Chase & Co.	5.125%	9/15/14	410	437
	JPMorgan Chase & Co.	3.700%	1/20/15	250	255
	JPMorgan Chase & Co.	4.750%	3/1/15	25	27
	JPMorgan Chase & Co.	5.250%	5/1/15	425	461
	JPMorgan Chase & Co.	5.150%	10/1/15	375	400
	JPMorgan Chase & Co.	6.125%	6/27/17	75	82
	JPMorgan Chase & Co.	6.000%	1/15/18	200	221
	JPMorgan Chase & Co.	6.300%	4/23/19	625	706
	JPMorgan Chase & Co.	6.400%	5/15/38	1,175	1,356
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	27
	JPMorgan Chase Bank NA	6.000%	10/1/17	300	327
	JPMorgan Chase Capital XXVII	7.000%	11/1/39	150	155
	KeyBank NA	5.500%	9/17/12	175	187
	KeyBank NA	4.950%	9/15/15	150	153
	KeyBank NA	5.450%	3/3/16	150	155
	KeyCorp	6.500%	5/14/13	150	162
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	257
	Manufacturers &
	Traders Trust Co.	6.625%	12/4/17	200	221
3	Manufacturers &
	Traders Trust Co.	5.585%	12/28/20	150	145
	MBNA Corp.	6.125%	3/1/13	125	134
	MBNA Corp.	5.000%	6/15/15	50	52
	Mellon Funding Corp.	5.000%	12/1/14	300	331
	Merrill Lynch & Co. Inc.	5.770%	7/25/11	75	78
	Merrill Lynch & Co. Inc.	6.050%	8/15/12	50	53
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	200	209
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	450	481
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	155
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	238
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	515
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	232
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	301
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	419
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,256
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	78
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	375	361
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	175	160
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,150	1,237
	Morgan Stanley	5.625%	1/9/12	425	443
	Morgan Stanley	6.600%	4/1/12	375	399
	Morgan Stanley	5.750%	8/31/12	400	422
	Morgan Stanley	5.300%	3/1/13	125	131
	Morgan Stanley	4.750%	4/1/14	525	526
	Morgan Stanley	6.000%	5/13/14	500	527
	Morgan Stanley	4.200%	11/20/14	475	469
	Morgan Stanley	4.100%	1/26/15	225	220
	Morgan Stanley	6.000%	4/28/15	725	759
	Morgan Stanley	5.375%	10/15/15	175	178
	Morgan Stanley	5.750%	10/18/16	375	383
	Morgan Stanley	5.450%	1/9/17	575	569
	Morgan Stanley	5.550%	4/27/17	50	50
	Morgan Stanley	5.950%	12/28/17	375	380
	Morgan Stanley	6.625%	4/1/18	450	470
	Morgan Stanley	7.300%	5/13/19	525	565

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	5.625%	9/23/19	800	773
	Morgan Stanley	6.250%	8/9/26	450	453
	Morgan Stanley	7.250%	4/1/32	150	168
	National City Corp.	4.900%	1/15/15	500	538
3	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	136
	North American
	Development Bank	4.375%	2/11/20	100	105
	North Fork Bancorporation Inc.	5.875%	8/15/12	150	158
	Northern Trust Corp.	5.500%	8/15/13	50	55
	Northern Trust Corp.	4.625%	5/1/14	100	109
	PNC Bank NA	4.875%	9/21/17	375	380
	PNC Bank NA	6.000%	12/7/17	100	108
	PNC Funding Corp.	3.625%	2/8/15	75	77
	PNC Funding Corp.	5.250%	11/15/15	100	107
	PNC Funding Corp.	5.625%	2/1/17	75	80
	PNC Funding Corp.	6.700%	6/10/19	25	29
	PNC Funding Corp.	5.125%	2/8/20	150	156
	Regions Financial Corp.	4.875%	4/26/13	125	124
	Regions Financial Corp.	5.750%	6/15/15	125	123
	Royal Bank of Canada	2.100%	7/29/13	400	406
	Royal Bank of Scotland
	Group PLC	5.050%	1/8/15	125	116
	Royal Bank of Scotland
	Group PLC	6.400%	10/21/19	650	658
5	Royal Bank of Scotland PLC	4.875%	8/25/14	100	100
	Royal Bank of Scotland PLC	4.875%	3/16/15	450	448
	SouthTrust Corp.	5.800%	6/15/14	50	54
	Sovereign Bank	8.750%	5/30/18	75	84
3,5	Standard Chartered PLC	6.409%	12/31/49	150	126
	Sumitomo Mitsui Banking Corp. 8.000%		6/15/12	445	495
	SunTrust Bank	5.200%	1/17/17	100	99
	SunTrust Bank	5.450%	12/1/17	300	301
	SunTrust Bank	7.250%	3/15/18	75	81
	SunTrust Banks Inc.	5.250%	11/5/12	100	105
	SunTrust Banks Inc.	6.000%	9/11/17	50	51
	SunTrust Capital VIII	6.100%	12/15/36	99	76
	UBS AG	7.000%	10/15/15	250	276
	UBS AG	7.375%	6/15/17	100	110
	UBS AG	5.875%	12/20/17	425	450
	UBS AG	5.750%	4/25/18	375	393
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	168
	Union Bank NA	5.950%	5/11/16	100	106
	UnionBanCal Corp.	5.250%	12/16/13	50	54
	US Bancorp	2.000%	6/14/13	500	506
	US Bancorp	3.150%	3/4/15	50	51
	US Bank NA	4.950%	10/30/14	600	656
	Wachovia Bank NA	4.875%	2/1/15	270	284
	Wachovia Bank NA	6.000%	11/15/17	200	219
	Wachovia Bank NA	5.850%	2/1/37	300	297
	Wachovia Bank NA	6.600%	1/15/38	275	303
	Wachovia Corp.	5.300%	10/15/11	175	183
	Wachovia Corp.	5.500%	5/1/13	350	377
	Wachovia Corp.	4.875%	2/15/14	180	188
	Wachovia Corp.	5.250%	8/1/14	75	79
	Wachovia Corp.	5.625%	10/15/16	125	134
	Wachovia Corp.	5.750%	6/15/17	425	466
	Wachovia Corp.	5.750%	2/1/18	300	330
	Wachovia Corp.	5.500%	8/1/35	450	417
	Wells Fargo & Co.	4.875%	1/12/11	200	204
	Wells Fargo & Co.	5.300%	8/26/11	175	183
	Wells Fargo & Co.	5.250%	10/23/12	200	215
	Wells Fargo & Co.	4.375%	1/31/13	275	291
	Wells Fargo & Co.	4.950%	10/16/13	175	185
	Wells Fargo & Co.	5.625%	12/11/17	375	410
	Wells Fargo & Co.	5.375%	2/7/35	200	203
	Wells Fargo Bank NA	4.750%	2/9/15	1,475	1,550
	Wells Fargo Bank NA	5.750%	5/16/16	125	136
	Wells Fargo Bank NA	5.950%	8/26/36	150	153

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Wells Fargo Capital XIII	7.700%	12/29/49	450	447
3	Wells Fargo Capital XV	9.750%	12/29/49	225	240
	Westpac Banking Corp.	2.250%	11/19/12	250	252
	Westpac Banking Corp.	4.200%	2/27/15	1,025	1,071
	Westpac Banking Corp.	4.875%	11/19/19	250	256

	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	125	140
	Ameriprise Financial Inc.	5.300%	3/15/20	50	53
	BlackRock Inc.	2.250%	12/10/12	150	153
	BlackRock Inc.	3.500%	12/10/14	100	104
	BlackRock Inc.	6.250%	9/15/17	100	115
	Charles Schwab Corp.	4.950%	6/1/14	325	352
	Franklin Resources Inc.	2.000%	5/20/13	175	176
	Franklin Resources Inc.	3.125%	5/20/15	100	102
	Jefferies Group Inc.	8.500%	7/15/19	25	28
	Jefferies Group Inc.	6.875%	4/15/21	175	176
	Jefferies Group Inc.	6.450%	6/8/27	375	352
	Jefferies Group Inc.	6.250%	1/15/36	175	156
	Lazard Group LLC	6.850%	6/15/17	325	329
	Nomura Holdings Inc.	5.000%	3/4/15	175	185
	Nomura Holdings Inc.	6.700%	3/4/20	475	501
	TD Ameritrade Holding Corp.	2.950%	12/1/12	50	51
	TD Ameritrade Holding Corp.	4.150%	12/1/14	75	78
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	53

	Finance Companies (0.7%)
	Block Financial LLC	7.875%	1/15/13	25	28
	Block Financial LLC	5.125%	10/30/14	150	156
	GATX Corp.	4.750%	10/1/12	75	79
	General Electric Capital Corp.	4.250%	9/13/10	150	151
	General Electric Capital Corp.	5.000%	11/15/11	200	210
	General Electric Capital Corp.	4.375%	11/21/11	50	52
	General Electric Capital Corp.	5.875%	2/15/12	425	450
	General Electric Capital Corp.	4.375%	3/3/12	100	104
	General Electric Capital Corp.	6.000%	6/15/12	675	726
	General Electric Capital Corp.	3.500%	8/13/12	250	258
	General Electric Capital Corp.	5.250%	10/19/12	525	561
	General Electric Capital Corp.	2.800%	1/8/13	200	203
	General Electric Capital Corp.	5.450%	1/15/13	75	81
	General Electric Capital Corp.	4.800%	5/1/13	575	614
	General Electric Capital Corp.	5.900%	5/13/14	50	55
	General Electric Capital Corp.	5.500%	6/4/14	400	437
	General Electric Capital Corp.	5.650%	6/9/14	125	137
	General Electric Capital Corp.	3.750%	11/14/14	600	611
	General Electric Capital Corp.	4.375%	9/21/15	200	210
	General Electric Capital Corp.	5.400%	2/15/17	300	319
	General Electric Capital Corp.	5.625%	9/15/17	325	347
	General Electric Capital Corp.	5.625%	5/1/18	1,175	1,250
	General Electric Capital Corp.	6.000%	8/7/19	650	705
	General Electric Capital Corp.	5.500%	1/8/20	100	106
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,252
	General Electric Capital Corp.	6.150%	8/7/37	475	484
	General Electric Capital Corp.	5.875%	1/14/38	675	659
	General Electric Capital Corp.	6.875%	1/10/39	650	713
3	General Electric Capital Corp.	6.375%	11/15/67	650	604
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	85
	HSBC Finance Corp.	6.375%	10/15/11	100	105
	HSBC Finance Corp.	7.000%	5/15/12	300	322
	HSBC Finance Corp.	6.375%	11/27/12	50	54
	HSBC Finance Corp.	4.750%	7/15/13	75	78
	HSBC Finance Corp.	5.250%	1/15/14	325	347
	HSBC Finance Corp.	5.000%	6/30/15	575	598
	HSBC Finance Corp.	5.500%	1/19/16	150	161
	SLM Corp.	5.400%	10/25/11	450	452
	SLM Corp.	5.375%	1/15/13	150	145
	SLM Corp.	5.050%	11/14/14	450	400
	SLM Corp.	8.450%	6/15/18	300	279

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	SLM Corp.	8.000%	3/25/20	75	66
	SLM Corp.	5.625%	8/1/33	275	196

	Insurance (1.0%)
	ACE Capital Trust II	9.700%	4/1/30	50	59
	ACE INA Holdings Inc.	5.600%	5/15/15	175	193
	ACE INA Holdings Inc.	5.700%	2/15/17	100	109
	ACE INA Holdings Inc.	5.800%	3/15/18	25	28
	ACE INA Holdings Inc.	5.900%	6/15/19	25	28
	Aetna Inc.	6.000%	6/15/16	75	86
	Aetna Inc.	6.500%	9/15/18	150	174
	Aetna Inc.	6.625%	6/15/36	175	196
	Aetna Inc.	6.750%	12/15/37	175	199
	Aflac Inc.	6.900%	12/17/39	25	26
	Allied World Assurance
	Co. Holdings Ltd.	7.500%	8/1/16	425	466
	Allstate Corp.	5.000%	8/15/14	150	164
	Allstate Corp.	6.125%	12/15/32	100	106
	Allstate Corp.	5.550%	5/9/35	125	123
3	Allstate Corp.	6.125%	5/15/37	75	66
3	Allstate Corp.	6.500%	5/15/57	225	203
	Allstate Life Global
	Funding Trusts	5.375%	4/30/13	75	82
	American Financial Group Inc.	9.875%	6/15/19	50	60
	American International
	Group Inc.	5.375%	10/18/11	75	75
	American International
	Group Inc.	4.950%	3/20/12	125	126
	American International
	Group Inc.	4.250%	5/15/13	250	243
	American International
	Group Inc.	5.050%	10/1/15	225	208
	American International
	Group Inc.	5.600%	10/18/16	150	136
	American International
	Group Inc.	5.850%	1/16/18	75	67
	American International
	Group Inc.	8.250%	8/15/18	75	76
	American International
	Group Inc.	6.250%	5/1/36	900	712
	AON Corp.	8.205%	1/1/27	25	26
	Arch Capital Group Ltd.	7.350%	5/1/34	75	77
	Assurant Inc.	5.625%	2/15/14	25	26
	Assurant Inc.	6.750%	2/15/34	50	50
	AXA SA	8.600%	12/15/30	375	422
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	52
	Axis Specialty Finance LLC	5.875%	6/1/20	400	384
	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	75	79
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	175	190
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	175	192
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	275	302
	Berkshire Hathaway
	Finance Corp.	5.400%	5/15/18	475	529
	Berkshire Hathaway
	Finance Corp.	5.750%	1/15/40	75	79
	Berkshire Hathaway Inc.	1.400%	2/10/12	250	251
	Berkshire Hathaway Inc.	2.125%	2/11/13	250	255
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	231
	Chubb Corp.	5.750%	5/15/18	50	56
	Chubb Corp.	6.000%	5/11/37	225	246
	Chubb Corp.	6.500%	5/15/38	50	57
3	Chubb Corp.	6.375%	3/29/67	575	557
	CIGNA Corp.	5.125%	6/15/20	150	156
	CIGNA Corp.	7.875%	5/15/27	50	60

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CIGNA Corp.	6.150%	11/15/36	50	52
	Cincinnati Financial Corp.	6.125%	11/1/34	150	144
	CNA Financial Corp.	6.000%	8/15/11	100	103
	CNA Financial Corp.	5.850%	12/15/14	100	106
	CNA Financial Corp.	6.500%	8/15/16	175	183
	CNA Financial Corp.	7.350%	11/15/19	25	27
	Coventry Health Care Inc.	6.300%	8/15/14	325	342
	Endurance Specialty
	Holdings Ltd.	7.000%	7/15/34	75	71
	Genworth Financial Inc.	5.750%	6/15/14	50	50
	Genworth Financial Inc.	8.625%	12/15/16	275	293
	Genworth Financial Inc.	6.500%	6/15/34	150	134
	Hartford Financial
	Services Group Inc.	5.250%	10/15/11	100	104
	Hartford Financial
	Services Group Inc.	5.500%	10/15/16	125	131
	Hartford Financial
	Services Group Inc.	5.375%	3/15/17	100	100
	Hartford Financial
	Services Group Inc.	6.000%	1/15/19	25	25
	Hartford Financial
	Services Group Inc.	5.950%	10/15/36	50	44
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	105
	Humana Inc.	7.200%	6/15/18	200	222
	Humana Inc.	8.150%	6/15/38	175	190
	Lincoln National Corp.	6.200%	12/15/11	100	106
	Lincoln National Corp.	5.650%	8/27/12	25	27
	Lincoln National Corp.	6.150%	4/7/36	150	143
	Lincoln National Corp.	7.000%	6/15/40	100	106
	Loews Corp.	6.000%	2/1/35	50	49
	Markel Corp.	7.125%	9/30/19	50	55
	Marsh & McLennan Cos. Inc.	5.150%	9/15/10	50	50
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	25	26
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	200	214
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	95
	MetLife Inc.	5.375%	12/15/12	125	134
	MetLife Inc.	5.000%	11/24/13	50	54
	MetLife Inc.	5.000%	6/15/15	125	134
	MetLife Inc.	7.717%	2/15/19	50	59
	MetLife Inc.	6.500%	12/15/32	175	185
	MetLife Inc.	6.375%	6/15/34	100	106
	MetLife Inc.	5.700%	6/15/35	550	539
	MetLife Inc.	6.400%	12/15/36	200	178
	OneBeacon US Holdings Inc.	5.875%	5/15/13	75	78
	PartnerRe Finance B LLC	5.500%	6/1/20	100	97
	Principal Financial Group Inc.	6.050%	10/15/36	100	94
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	125	135
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	150	161
	Principal Life Income
	Funding Trusts	5.100%	4/15/14	100	106
	Progressive Corp.	6.375%	1/15/12	100	107
	Progressive Corp.	6.625%	3/1/29	125	139
3	Progressive Corp.	6.700%	6/15/37	125	120
	Protective Life Corp.	8.450%	10/15/39	25	26
	Protective Life Secured Trusts	4.850%	8/16/10	100	100
	Protective Life Secured Trusts	5.450%	9/28/12	50	54
	Prudential Financial Inc.	5.800%	6/15/12	125	133
	Prudential Financial Inc.	3.625%	9/17/12	350	361
	Prudential Financial Inc.	5.150%	1/15/13	50	53
	Prudential Financial Inc.	4.500%	7/15/13	200	211
	Prudential Financial Inc.	4.750%	4/1/14	75	79
	Prudential Financial Inc.	5.100%	9/20/14	125	133
	Prudential Financial Inc.	6.200%	1/15/15	25	28
	Prudential Financial Inc.	5.500%	3/15/16	25	26
	Prudential Financial Inc.	6.100%	6/15/17	25	27
	Prudential Financial Inc.	6.000%	12/1/17	225	242
	Prudential Financial Inc.	5.375%	6/21/20	175	177

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	5.750%	7/15/33	50	48
	Prudential Financial Inc.	5.400%	6/13/35	100	90
	Prudential Financial Inc.	5.900%	3/17/36	125	119
	Prudential Financial Inc.	5.700%	12/14/36	175	162
	Prudential Financial Inc.	6.625%	6/21/40	425	438
	Swiss Re Solutions
	Holding Corp.	6.450%	3/1/19	100	108
	Swiss Re Solutions
	Holding Corp.	7.000%	2/15/26	50	53
	Swiss Re Solutions
	Holding Corp.	7.750%	6/15/30	50	56
	Torchmark Corp.	6.375%	6/15/16	100	105
	Transatlantic Holdings Inc.	8.000%	11/30/39	375	379
	Travelers Cos. Inc.	6.250%	6/20/16	150	174
	Travelers Cos. Inc.	5.750%	12/15/17	250	275
	Travelers Cos. Inc.	5.900%	6/2/19	50	55
3	Travelers Cos. Inc.	6.250%	3/15/37	75	70
	Travelers Cos. Inc.	6.250%	6/15/37	200	221
	UnitedHealth Group Inc.	5.500%	11/15/12	175	189
	UnitedHealth Group Inc.	4.875%	2/15/13	50	54
	UnitedHealth Group Inc.	4.875%	4/1/13	50	54
	UnitedHealth Group Inc.	5.000%	8/15/14	475	514
	UnitedHealth Group Inc.	4.875%	3/15/15	50	54
	UnitedHealth Group Inc.	6.000%	6/15/17	150	168
	UnitedHealth Group Inc.	6.000%	2/15/18	125	140
	UnitedHealth Group Inc.	6.500%	6/15/37	50	54
	UnitedHealth Group Inc.	6.625%	11/15/37	125	137
	UnitedHealth Group Inc.	6.875%	2/15/38	125	140
	Unum Group	7.125%	9/30/16	100	108
	Validus Holdings Ltd.	8.875%	1/26/40	75	78
	WellPoint Health Networks Inc.	6.375%	1/15/12	100	107
	WellPoint Inc.	6.800%	8/1/12	150	165
	WellPoint Inc.	5.000%	12/15/14	25	27
	WellPoint Inc.	5.250%	1/15/16	50	55
	WellPoint Inc.	5.875%	6/15/17	50	56
	WellPoint Inc.	5.950%	12/15/34	375	380
	WellPoint Inc.	5.850%	1/15/36	225	225
	WellPoint Inc.	6.375%	6/15/37	50	54
	Willis North America Inc.	5.625%	7/15/15	225	237
	Willis North America Inc.	7.000%	9/29/19	600	640
	XL Capital Ltd.	5.250%	9/15/14	125	130
	XL Capital Ltd.	6.250%	5/15/27	125	118

	Other Finance (0.1%)
	CME Group Inc.	5.400%	8/1/13	225	248
	CME Group Inc.	5.750%	2/15/14	100	111
	NASDAQ OMX Group Inc.	4.000%	1/15/15	75	76
	NASDAQ OMX Group Inc.	5.550%	1/15/20	75	77
	ORIX Corp.	5.480%	11/22/11	125	130
	XTRA Finance Corp.	5.150%	4/1/17	375	406

	Real Estate Investment Trusts (0.3%)
	AMB Property LP	6.625%	12/1/19	75	81
	Arden Realty LP	5.250%	3/1/15	25	27
	AvalonBay Communities Inc.	5.500%	1/15/12	27	28
	AvalonBay Communities Inc.	5.750%	9/15/16	50	55
	Boston Properties LP	5.625%	4/15/15	200	216
	Boston Properties LP	5.625%	11/15/20	225	234
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	42	43
	Brandywine Operating
	Partnership LP	5.400%	11/1/14	50	51
	Brandywine Operating
	Partnership LP	7.500%	5/15/15	75	83
	Camden Property Trust	5.700%	5/15/17	100	102
5	Digital Realty Trust LP	4.500%	7/15/15	25	25
	Duke Realty LP	5.950%	2/15/17	125	129
	Duke Realty LP	8.250%	8/15/19	100	117
	Duke Realty LP	6.750%	3/15/20	250	269

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ERP Operating LP	6.625%	3/15/12	100	107
ERP Operating LP	5.500%	10/1/12	100	107
ERP Operating LP	5.250%	9/15/14	50	54
ERP Operating LP	5.125%	3/15/16	75	79
ERP Operating LP	5.375%	8/1/16	50	54
ERP Operating LP	5.750%	6/15/17	25	27
HCP Inc.	6.450%	6/25/12	50	53
HCP Inc.	5.650%	12/15/13	150	158
HCP Inc.	6.300%	9/15/16	100	104
HCP Inc.	6.700%	1/30/18	50	53
Health Care REIT Inc.	6.200%	6/1/16	275	296
Healthcare Realty Trust Inc.	5.125%	4/1/14	75	78
Healthcare Realty Trust Inc.	6.500%	1/17/17	50	53
Hospitality Properties Trust	7.875%	8/15/14	75	83
Hospitality Properties Trust	5.125%	2/15/15	150	150
HRPT Properties Trust	6.250%	8/15/16	150	153
Kimco Realty Corp.	5.783%	3/15/16	25	27
Kimco Realty Corp.	6.875%	10/1/19	50	56
Liberty Property LP	5.125%	3/2/15	250	259
Liberty Property LP	5.500%	12/15/16	50	52
Mack-Cali Realty LP	7.750%	8/15/19	50	58
National Retail Properties Inc.	6.875%	10/15/17	275	299
Nationwide Health
Properties Inc.	6.250%	2/1/13	125	134
ProLogis	5.625%	11/15/15	75	71
ProLogis	5.750%	4/1/16	50	47
ProLogis	5.625%	11/15/16	75	70
ProLogis	7.375%	10/30/19	175	171
ProLogis	6.875%	3/15/20	200	188
Realty Income Corp.	6.750%	8/15/19	150	166
Regency Centers LP	6.750%	1/15/12	300	315
Simon Property Group LP	4.875%	8/15/10	75	75
Simon Property Group LP	5.300%	5/30/13	125	134
Simon Property Group LP	6.750%	5/15/14	175	195
Simon Property Group LP	5.750%	12/1/15	525	573
Simon Property Group LP	5.250%	12/1/16	250	268
Simon Property Group LP	5.875%	3/1/17	25	27
Simon Property Group LP	6.125%	5/30/18	225	248
Simon Property Group LP	5.650%	2/1/20	75	79
Simon Property Group LP	6.750%	2/1/40	25	28
Tanger Properties LP	6.150%	11/15/15	100	109
				140,938
Industrial (10.0%)
Basic Industry (1.0%)
Agrium Inc.	6.750%	1/15/19	200	232
Airgas Inc.	4.500%	9/15/14	50	52
Alcoa Inc.	7.375%	8/1/10	100	100
Alcoa Inc.	5.375%	1/15/13	200	207
Alcoa Inc.	6.000%	7/15/13	450	473
Alcoa Inc.	5.900%	2/1/27	600	524
AngloGold Ashanti
Holdings PLC	5.375%	4/15/20	50	50
AngloGold Ashanti
Holdings PLC	6.500%	4/15/40	50	51
ArcelorMittal	5.375%	6/1/13	350	368
ArcelorMittal	9.000%	2/15/15	150	177
ArcelorMittal	6.125%	6/1/18	150	157
ArcelorMittal	9.850%	6/1/19	75	94
ArcelorMittal	7.000%	10/15/39	650	684
Barrick Australian
Finance Pty Ltd.	5.950%	10/15/39	200	213
Barrick Gold Finance Co.	4.875%	11/15/14	75	82
Barrick Gold Financeco LLC	6.125%	9/15/13	150	168
Barrick North America
Finance LLC	6.800%	9/15/18	150	178
Barrick North America
Finance LLC	7.500%	9/15/38	175	220
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	25	27
BHP Billiton Finance USA Ltd.	8.500%	12/1/12	200	232

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	150	163
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	84
	BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	57
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	112
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	481
	Celulosa Arauco y
	Constitucion SA	5.625%	4/20/15	250	267
	Cliffs Natural Resources Inc.	5.900%	3/15/20	25	27
	Commercial Metals Co.	6.500%	7/15/17	50	50
	Commercial Metals Co.	7.350%	8/15/18	150	157
	Cytec Industries Inc.	8.950%	7/1/17	50	61
	Dow Chemical Co.	4.850%	8/15/12	225	236
	Dow Chemical Co.	6.000%	10/1/12	375	404
	Dow Chemical Co.	7.600%	5/15/14	525	604
	Dow Chemical Co.	5.900%	2/15/15	375	409
	Dow Chemical Co.	5.700%	5/15/18	25	26
	Dow Chemical Co.	8.550%	5/15/19	350	428
	Dow Chemical Co.	7.375%	11/1/29	25	28
	Dow Chemical Co.	9.400%	5/15/39	50	69
	Eastman Chemical Co.	5.500%	11/15/19	150	162
	EI du Pont de Nemours & Co.	4.750%	11/15/12	25	27
	EI du Pont de Nemours & Co.	5.000%	7/15/13	175	193
	EI du Pont de Nemours & Co.	5.875%	1/15/14	175	199
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	321
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	428
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	118
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	250	270
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	325	357
	International Paper Co.	5.300%	4/1/15	75	80
	International Paper Co.	7.950%	6/15/18	500	592
	International Paper Co.	7.500%	8/15/21	450	524
	International Paper Co.	7.300%	11/15/39	100	110
	Lubrizol Corp.	5.500%	10/1/14	250	269
	Lubrizol Corp.	6.500%	10/1/34	450	458
	Monsanto Co.	7.375%	8/15/12	100	112
	Monsanto Co.	5.875%	4/15/38	325	359
5	Mosaic Co.	7.625%	12/1/16	200	218
	Newmont Mining Corp.	5.875%	4/1/35	100	104
	Newmont Mining Corp.	6.250%	10/1/39	625	683
	Nucor Corp.	5.750%	12/1/17	25	28
	Nucor Corp.	5.850%	6/1/18	150	171
	Nucor Corp.	6.400%	12/1/37	75	86
	Placer Dome Inc.	6.450%	10/15/35	75	85
	Plum Creek Timberlands LP	5.875%	11/15/15	100	110
	Potash Corp. of
	Saskatchewan Inc.	3.750%	9/30/15	150	157
	Potash Corp. of
	Saskatchewan Inc.	4.875%	3/30/20	125	133
	PPG Industries Inc.	5.750%	3/15/13	100	109
	PPG Industries Inc.	6.650%	3/15/18	250	295
	Praxair Inc.	1.750%	11/15/12	50	51
	Praxair Inc.	3.950%	6/1/13	200	213
	Praxair Inc.	4.375%	3/31/14	75	81
	Praxair Inc.	5.250%	11/15/14	50	56
	Praxair Inc.	5.200%	3/15/17	25	28
	Praxair Inc.	4.500%	8/15/19	50	53
	Rio Tinto Alcan Inc.	4.875%	9/15/12	125	133
	Rio Tinto Alcan Inc.	4.500%	5/15/13	125	132
	Rio Tinto Alcan Inc.	5.200%	1/15/14	125	135
	Rio Tinto Alcan Inc.	5.000%	6/1/15	25	27
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	242
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	150	164
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	698
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	171
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	300	392
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	89
	Sherwin-Williams Co.	3.125%	12/15/14	75	78

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Southern Copper Corp.	5.375%	4/16/20	75	75
	Southern Copper Corp.	7.500%	7/27/35	150	164
	Southern Copper Corp.	6.750%	4/16/40	125	125
	Teck Resources Ltd.	9.750%	5/15/14	250	296
	Teck Resources Ltd.	10.250%	5/15/16	250	294
	Teck Resources Ltd.	10.750%	5/15/19	250	305
	Teck Resources Ltd.	6.125%	10/1/35	200	199
	Vale Inco Ltd.	7.750%	5/15/12	125	137
	Vale Inco Ltd.	5.700%	10/15/15	125	136
	Vale Overseas Ltd.	6.250%	1/23/17	100	109
	Vale Overseas Ltd.	5.625%	9/15/19	150	159
	Vale Overseas Ltd.	8.250%	1/17/34	50	59
	Vale Overseas Ltd.	6.875%	11/21/36	275	285
	Vale Overseas Ltd.	6.875%	11/10/39	450	472
	Valspar Corp.	7.250%	6/15/19	25	30
	Xstrata Canada Corp.	7.350%	6/5/12	75	81
	Xstrata Canada Corp.	7.250%	7/15/12	50	55
	Xstrata Canada Corp.	5.500%	6/15/17	200	211

	Capital Goods (1.0%)
	3M Co.	6.375%	2/15/28	100	119
	3M Co.	5.700%	3/15/37	125	143
5	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	54
	Allied Waste North America Inc.	7.125%	5/15/16	50	54
	Bemis Co. Inc.	4.875%	4/1/12	150	156
	Boeing Capital Corp.	5.800%	1/15/13	75	83
	Boeing Capital Corp.	3.250%	10/27/14	275	286
	Boeing Co.	1.875%	11/20/12	150	152
	Boeing Co.	3.500%	2/15/15	400	423
	Boeing Co.	6.000%	3/15/19	25	29
	Boeing Co.	4.875%	2/15/20	75	83
	Boeing Co.	6.625%	2/15/38	150	184
	Boeing Co.	5.875%	2/15/40	75	84
	Caterpillar Financial
	Services Corp.	4.850%	12/7/12	350	378
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	250	267
	Caterpillar Financial
	Services Corp.	6.125%	2/17/14	275	312
	Caterpillar Financial
	Services Corp.	4.750%	2/17/15	250	275
	Caterpillar Financial
	Services Corp.	7.150%	2/15/19	525	647
	Caterpillar Inc.	6.625%	7/15/28	75	89
	Caterpillar Inc.	6.050%	8/15/36	600	695
	Caterpillar Inc.	7.375%	3/1/97	175	218
	Cooper US Inc.	5.250%	11/15/12	100	108
	Cooper US Inc.	5.450%	4/1/15	75	84
	CRH America Inc.	5.625%	9/30/11	50	52
	CRH America Inc.	6.950%	3/15/12	300	324
	CRH America Inc.	6.000%	9/30/16	225	248
	CRH America Inc.	8.125%	7/15/18	400	482
	Danaher Corp.	5.625%	1/15/18	75	85
	Deere & Co.	6.950%	4/25/14	175	206
	Deere & Co.	4.375%	10/16/19	175	187
	Deere & Co.	5.375%	10/16/29	125	136
	Deere & Co.	7.125%	3/3/31	100	128
	Dover Corp.	5.450%	3/15/18	200	227
	Dover Corp.	6.600%	3/15/38	75	93
	Eaton Corp.	4.900%	5/15/13	100	109
	Eaton Corp.	5.600%	5/15/18	50	57
	Embraer Overseas Ltd.	6.375%	1/24/17	150	155
	Emerson Electric Co.	7.125%	8/15/10	50	50
	Emerson Electric Co.	4.625%	10/15/12	300	322
	Emerson Electric Co.	5.250%	10/15/18	225	255
	Emerson Electric Co.	4.875%	10/15/19	25	28
	Emerson Electric Co.	4.250%	11/15/20	25	26
	Emerson Electric Co.	6.000%	8/15/32	425	491

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Emerson Electric Co.	5.250%	11/15/39	25	27
	General Dynamics Corp.	4.250%	5/15/13	225	243
	General Dynamics Corp.	5.250%	2/1/14	75	84
	General Electric Co.	5.000%	2/1/13	850	912
	General Electric Co.	5.250%	12/6/17	1,050	1,145
	Goodrich Corp.	4.875%	3/1/20	400	428
	Harsco Corp.	5.750%	5/15/18	525	587
	Honeywell International Inc.	6.125%	11/1/11	100	107
	Honeywell International Inc.	5.625%	8/1/12	150	164
	Honeywell International Inc.	4.250%	3/1/13	50	54
	Honeywell International Inc.	5.300%	3/15/17	200	226
	Honeywell International Inc.	5.700%	3/15/37	100	113
	Illinois Tool Works Inc.	5.150%	4/1/14	175	196
	Illinois Tool Works Inc.	6.250%	4/1/19	100	119
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	100	111
	Ingersoll-Rand Global
	Holding Co. Ltd.	9.500%	4/15/14	50	62
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.875%	8/15/18	125	148
	John Deere Capital Corp.	5.400%	10/17/11	150	158
	John Deere Capital Corp.	7.000%	3/15/12	75	82
	John Deere Capital Corp.	5.250%	10/1/12	125	136
	John Deere Capital Corp.	4.950%	12/17/12	25	27
	John Deere Capital Corp.	4.900%	9/9/13	275	303
	John Deere Capital Corp.	2.950%	3/9/15	100	103
	John Deere Capital Corp.	5.750%	9/10/18	275	315
	Joy Global Inc.	6.000%	11/15/16	50	54
	L-3 Communications Corp.	5.200%	10/15/19	100	104
	L-3 Communications Corp.	4.750%	7/15/20	75	75
	Lafarge SA	6.500%	7/15/16	200	212
	Lafarge SA	7.125%	7/15/36	325	317
	Lockheed Martin Corp.	4.121%	3/14/13	125	134
	Lockheed Martin Corp.	6.150%	9/1/36	375	433
	Lockheed Martin Corp.	5.500%	11/15/39	25	27
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	166
	Parker Hannifin Corp.	5.500%	5/15/18	50	57
	Parker Hannifin Corp.	6.250%	5/15/38	25	30
	Raytheon Co.	5.500%	11/15/12	100	110
	Raytheon Co.	4.400%	2/15/20	100	107
	Raytheon Co.	7.200%	8/15/27	25	32
5	Republic Services Inc.	5.500%	9/15/19	425	459
5	Republic Services Inc.	5.000%	3/1/20	125	130
5	Republic Services Inc.	5.250%	11/15/21	175	185
	Republic Services Inc.	6.086%	3/15/35	75	77
5	Republic Services Inc.	6.200%	3/1/40	125	134
	Rockwell Automation Inc.	5.650%	12/1/17	25	29
	Rockwell Automation Inc.	6.700%	1/15/28	50	59
	Rockwell Automation Inc.	6.250%	12/1/37	100	117
	Rockwell Collins Inc.	5.250%	7/15/19	25	28
	Roper Industries Inc.	6.625%	8/15/13	250	280
	Roper Industries Inc.	6.250%	9/1/19	75	83
	Tyco International Finance SA	6.000%	11/15/13	50	56
	Tyco International Ltd. / Tyco
	International Finance SA	7.000%	12/15/19	325	398
	United Technologies Corp.	6.100%	5/15/12	200	218
	United Technologies Corp.	4.875%	5/1/15	125	140
	United Technologies Corp.	5.375%	12/15/17	50	57
	United Technologies Corp.	4.500%	4/15/20	100	108
	United Technologies Corp.	6.700%	8/1/28	100	121
	United Technologies Corp.	7.500%	9/15/29	125	166
	United Technologies Corp.	5.400%	5/1/35	150	161
	United Technologies Corp.	6.050%	6/1/36	225	259
	United Technologies Corp.	5.700%	4/15/40	100	111
	Waste Management Inc.	5.000%	3/15/14	350	379
	Waste Management Inc.	6.375%	3/11/15	175	201
	Waste Management Inc.	6.125%	11/30/39	200	217

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Communication (2.2%)
	America Movil SAB de CV	5.500%	3/1/14	50	55
	America Movil SAB de CV	5.750%	1/15/15	100	111
5	America Movil SAB de CV	5.000%	10/16/19	400	412
	America Movil SAB de CV	6.375%	3/1/35	175	186
	America Movil SAB de CV	6.125%	11/15/37	150	155
5	America Movil SAB de CV	6.125%	3/30/40	50	52
	American Tower Corp.	4.625%	4/1/15	25	26
	AT&T Corp.	7.300%	11/15/11	300	325
	AT&T Corp.	8.000%	11/15/31	875	1,122
	AT&T Inc.	5.875%	2/1/12	315	337
	AT&T Inc.	5.875%	8/15/12	135	147
	AT&T Inc.	4.950%	1/15/13	225	245
	AT&T Inc.	6.700%	11/15/13	175	203
	AT&T Inc.	4.850%	2/15/14	575	629
	AT&T Inc.	5.100%	9/15/14	450	499
	AT&T Inc.	5.625%	6/15/16	400	452
	AT&T Inc.	5.500%	2/1/18	75	83
	AT&T Inc.	5.600%	5/15/18	425	474
	AT&T Inc.	5.800%	2/15/19	150	168
	AT&T Inc.	6.450%	6/15/34	75	82
	AT&T Inc.	6.500%	9/1/37	450	501
	AT&T Inc.	6.300%	1/15/38	675	734
	AT&T Inc.	6.400%	5/15/38	25	28
	AT&T Inc.	6.550%	2/15/39	100	112
	AT&T Mobility LLC	6.500%	12/15/11	100	108
	AT&T Mobility LLC	7.125%	12/15/31	225	269
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	175	215
	BellSouth Corp.	5.200%	9/15/14	125	139
	BellSouth Corp.	5.200%	12/15/16	75	84
	BellSouth Corp.	6.875%	10/15/31	125	142
	BellSouth Corp.	6.550%	6/15/34	225	248
	BellSouth Corp.	6.000%	11/15/34	260	268
	BellSouth
	Telecommunications Inc.	6.375%	6/1/28	70	75
	British
	Telecommunications PLC	5.950%	1/15/18	300	313
	British
	Telecommunications PLC	9.875%	12/15/30	350	429
	CBS Corp.	8.875%	5/15/19	175	220
	CBS Corp.	5.750%	4/15/20	115	123
	Cellco Partnership / Verizon
	Wireless Capital LLC	5.250%	2/1/12	250	265
	Cellco Partnership / Verizon
	Wireless Capital LLC	7.375%	11/15/13	450	533
	Cellco Partnership / Verizon
	Wireless Capital LLC	5.550%	2/1/14	575	645
	Cellco Partnership / Verizon
	Wireless Capital LLC	8.500%	11/15/18	600	785
	CenturyLink Inc.	5.000%	2/15/15	50	50
	CenturyLink Inc.	6.150%	9/15/19	275	267
	CenturyLink Inc.	7.600%	9/15/39	125	119
	Comcast Cable
	Communications Holdings Inc.	8.375%	3/15/13	110	128
	Comcast Cable
	Communications Holdings Inc.	9.455%	11/15/22	139	192
	Comcast Cable
	Communications LLC	6.750%	1/30/11	75	77
	Comcast Cable
	Communications LLC	8.875%	5/1/17	500	627
	Comcast Corp.	5.300%	1/15/14	325	357
	Comcast Corp.	5.900%	3/15/16	100	113
	Comcast Corp.	6.300%	11/15/17	50	57
	Comcast Corp.	5.875%	2/15/18	325	359
	Comcast Corp.	5.700%	5/15/18	175	192
	Comcast Corp.	5.700%	7/1/19	250	273
	Comcast Corp.	5.650%	6/15/35	400	392
	Comcast Corp.	6.500%	11/15/35	700	755
	Comcast Corp.	6.450%	3/15/37	125	134

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Comcast Corp.	6.950%	8/15/37	450	510
	COX Communications Inc.	7.125%	10/1/12	50	56
	COX Communications Inc.	5.450%	12/15/14	500	551
	COX Communications Inc.	5.500%	10/1/15	125	136
	Deutsche Telekom
	International Finance BV	5.875%	8/20/13	175	191
	Deutsche Telekom
	International Finance BV	4.875%	7/8/14	75	81
	Deutsche Telekom
	International Finance BV	5.750%	3/23/16	400	438
	Deutsche Telekom
	International Finance BV	6.000%	7/8/19	150	166
	Deutsche Telekom
	International Finance BV	8.750%	6/15/30	425	548
5	DIRECTV Holdings LLC	3.550%	3/15/15	50	50
	DIRECTV Holdings LLC	3.550%	3/15/15	75	76
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	4.750%	10/1/14	50	53
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	7.625%	5/15/16	50	54
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	5.875%	10/1/19	925	1,010
	Discovery Communications
	LLC	5.050%	6/1/20	200	207
	Embarq Corp.	7.082%	6/1/16	350	372
	Embarq Corp.	7.995%	6/1/36	50	49
	France Telecom SA	8.500%	3/1/31	425	587
	Grupo Televisa SA	6.625%	3/18/25	100	106
	Grupo Televisa SA	6.625%	1/15/40	75	78
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	134
	McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	166
	McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	170
5	NBC Universal Inc.	3.650%	4/30/15	175	179
5	NBC Universal Inc.	5.150%	4/30/20	125	130
5	NBC Universal Inc.	6.400%	4/30/40	50	54
	New Cingular Wireless
	Services Inc.	8.125%	5/1/12	475	532
	New Cingular Wireless
	Services Inc.	8.750%	3/1/31	450	619
	News America Holdings Inc.	9.250%	2/1/13	100	118
	News America Holdings Inc.	8.150%	10/17/36	175	215
	News America Inc.	5.300%	12/15/14	250	278
	News America Inc.	6.550%	3/15/33	300	326
	News America Inc.	6.200%	12/15/34	600	627
	News America Inc.	6.400%	12/15/35	290	311
	Omnicom Group Inc.	5.900%	4/15/16	25	28
	Pacific Bell Telephone Co.	7.125%	3/15/26	50	58
	Qwest Corp.	7.875%	9/1/11	150	156
	Qwest Corp.	8.875%	3/15/12	125	134
	Qwest Corp.	7.500%	10/1/14	200	213
	Qwest Corp.	8.375%	5/1/16	350	382
	Qwest Corp.	6.500%	6/1/17	100	100
	Qwest Corp.	7.500%	6/15/23	100	96
	Qwest Corp.	7.250%	9/15/25	25	24
	Qwest Corp.	6.875%	9/15/33	275	255
	Qwest Corp.	7.125%	11/15/43	100	88
	Reed Elsevier Capital Inc.	4.625%	6/15/12	25	26
	Reed Elsevier Capital Inc.	7.750%	1/15/14	100	117
	Reed Elsevier Capital Inc.	8.625%	1/15/19	125	159
	Rogers Communications Inc.	6.375%	3/1/14	450	509
	Rogers Communications Inc.	5.500%	3/15/14	150	165
	Rogers Communications Inc.	6.800%	8/15/18	625	741
	RR Donnelley & Sons Co.	4.950%	4/1/14	25	26
	RR Donnelley & Sons Co.	5.500%	5/15/15	50	52
	RR Donnelley & Sons Co.	8.600%	8/15/16	275	300
	RR Donnelley & Sons Co.	7.625%	6/15/20	125	124
	Telecom Italia Capital SA	4.875%	10/1/10	100	101
	Telecom Italia Capital SA	6.200%	7/18/11	100	103
	Telecom Italia Capital SA	5.250%	11/15/13	620	643

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Telecom Italia Capital SA	6.175%	6/18/14	75	79
Telecom Italia Capital SA	4.950%	9/30/14	175	176
Telecom Italia Capital SA	5.250%	10/1/15	275	280
Telecom Italia Capital SA	7.175%	6/18/19	100	107
Telecom Italia Capital SA	6.375%	11/15/33	85	77
Telecom Italia Capital SA	6.000%	9/30/34	25	22
Telecom Italia Capital SA	7.200%	7/18/36	100	99
Telecom Italia Capital SA	7.721%	6/4/38	775	795
Telefonica Emisiones SAU	2.582%	4/26/13	100	100
Telefonica Emisiones SAU	3.729%	4/27/15	100	99
Telefonica Emisiones SAU	6.421%	6/20/16	450	494
Telefonica Emisiones SAU	5.877%	7/15/19	100	107
Telefonica Emisiones SAU	5.134%	4/27/20	225	227
Telefonica Emisiones SAU	7.045%	6/20/36	425	472
Telefonica Europe BV	8.250%	9/15/30	200	247
Telefonos de Mexico
SAB de CV	5.500%	1/27/15	200	218
Thomson Reuters Corp.	5.700%	10/1/14	125	140
Thomson Reuters Corp.	4.700%	10/15/19	300	316
Thomson Reuters Corp.	5.500%	8/15/35	200	202
Thomson Reuters Corp.	5.850%	4/15/40	150	159
Time Warner Cable Inc.	5.400%	7/2/12	150	161
Time Warner Cable Inc.	6.200%	7/1/13	150	167
Time Warner Cable Inc.	7.500%	4/1/14	100	116
Time Warner Cable Inc.	3.500%	2/1/15	150	153
Time Warner Cable Inc.	5.850%	5/1/17	675	739
Time Warner Cable Inc.	6.750%	7/1/18	850	973
Time Warner Cable Inc.	8.250%	4/1/19	225	277
Time Warner Cable Inc.	5.000%	2/1/20	475	484
Time Warner Cable Inc.	6.550%	5/1/37	200	215
Time Warner Cable Inc.	6.750%	6/15/39	200	220
Time Warner Entertainment
Co. LP	8.375%	3/15/23	175	223
Time Warner Entertainment
Co. LP	8.375%	7/15/33	100	122
United States Cellular Corp.	6.700%	12/15/33	75	77
Verizon Communications Inc.	4.350%	2/15/13	25	27
Verizon Communications Inc.	5.250%	4/15/13	250	275
Verizon Communications Inc.	5.550%	2/15/16	250	281
Verizon Communications Inc.	5.500%	2/15/18	600	662
Verizon Communications Inc.	6.100%	4/15/18	50	57
Verizon Communications Inc.	8.750%	11/1/18	600	786
Verizon Communications Inc.	6.350%	4/1/19	200	233
Verizon Communications Inc.	5.850%	9/15/35	425	436
Verizon Communications Inc.	6.400%	2/15/38	125	138
Verizon Communications Inc.	6.900%	4/15/38	140	164
Verizon Communications Inc.	8.950%	3/1/39	500	721
Verizon Communications Inc.	7.350%	4/1/39	310	380
Verizon Global Funding Corp.	6.875%	6/15/12	900	994
Verizon Global Funding Corp.	4.375%	6/1/13	25	27
Verizon Global Funding Corp.	7.750%	12/1/30	300	376
Verizon New England Inc.	6.500%	9/15/11	200	211
Verizon New Jersey Inc.	5.875%	1/17/12	100	106
Verizon New York Inc.	6.875%	4/1/12	75	81
Verizon Virginia Inc.	4.625%	3/15/13	100	106
Vodafone Group PLC	5.350%	2/27/12	100	106
Vodafone Group PLC	5.000%	12/16/13	400	433
Vodafone Group PLC	5.375%	1/30/15	500	546
Vodafone Group PLC	5.000%	9/15/15	50	54
Vodafone Group PLC	5.750%	3/15/16	100	111
Vodafone Group PLC	5.625%	2/27/17	250	275
Vodafone Group PLC	5.450%	6/10/19	150	161
Vodafone Group PLC	7.875%	2/15/30	50	61
Vodafone Group PLC	6.150%	2/27/37	225	235
Washington Post Co.	7.250%	2/1/19	75	90
WPP Finance UK	5.875%	6/15/14	75	81
WPP Finance UK	8.000%	9/15/14	50	59

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consumer Cyclical (1.0%)
	AutoZone Inc.	6.500%	1/15/14	200	224
	Best Buy Co. Inc.	6.750%	7/15/13	275	307
	Costco Wholesale Corp.	5.300%	3/15/12	25	27
	Costco Wholesale Corp.	5.500%	3/15/17	200	230
	CVS Caremark Corp.	5.750%	8/15/11	25	26
	CVS Caremark Corp.	4.875%	9/15/14	50	54
	CVS Caremark Corp.	3.250%	5/18/15	25	25
	CVS Caremark Corp.	6.125%	8/15/16	150	171
	CVS Caremark Corp.	6.600%	3/15/19	700	813
	CVS Caremark Corp.	6.250%	6/1/27	375	408
3	CVS Caremark Corp.	6.302%	6/1/37	125	112
	CVS Caremark Corp.	6.125%	9/15/39	175	186
	Daimler Finance North
	America LLC	5.750%	9/8/11	150	156
	Daimler Finance North
	America LLC	7.300%	1/15/12	625	672
	Daimler Finance North
	America LLC	6.500%	11/15/13	300	335
	Daimler Finance North
	America LLC	8.500%	1/18/31	100	127
	Darden Restaurants Inc.	5.625%	10/15/12	75	81
	Darden Restaurants Inc.	6.200%	10/15/17	275	312
	Darden Restaurants Inc.	6.800%	10/15/37	100	114
	Historic TW Inc.	9.150%	2/1/23	195	262
	Historic TW Inc.	6.625%	5/15/29	175	191
	Home Depot Inc.	5.250%	12/16/13	250	274
	Home Depot Inc.	5.400%	3/1/16	175	194
	Home Depot Inc.	5.875%	12/16/36	225	229
	Johnson Controls Inc.	5.000%	3/30/20	125	133
	Johnson Controls Inc.	6.000%	1/15/36	50	53
	Kohl’s Corp.	6.250%	12/15/17	50	58
	Kohl’s Corp.	6.000%	1/15/33	100	106
	Lowe’s Cos. Inc.	5.600%	9/15/12	100	109
	Lowe’s Cos. Inc.	5.000%	10/15/15	150	169
	Lowe’s Cos. Inc.	5.400%	10/15/16	150	172
	Lowe’s Cos. Inc.	6.100%	9/15/17	75	89
	Lowe’s Cos. Inc.	6.875%	2/15/28	25	30
	Lowe’s Cos. Inc.	6.500%	3/15/29	200	234
	Lowe’s Cos. Inc.	5.800%	10/15/36	75	82
	Marriott International Inc.	4.625%	6/15/12	100	103
	Marriott International Inc.	5.625%	2/15/13	100	106
	Marriott International Inc.	6.200%	6/15/16	25	26
	Marriott International Inc.	6.375%	6/15/17	50	53
	McDonald’s Corp.	5.300%	3/15/17	125	141
	McDonald’s Corp.	5.800%	10/15/17	175	205
	McDonald’s Corp.	5.350%	3/1/18	100	114
	McDonald’s Corp.	5.000%	2/1/19	100	112
	McDonald’s Corp.	6.300%	10/15/37	50	60
	McDonald’s Corp.	5.700%	2/1/39	100	112
	MDC Holdings Inc.	5.500%	5/15/13	75	78
	Nordstrom Inc.	6.250%	1/15/18	75	85
	Nordstrom Inc.	4.750%	5/1/20	400	415
	Nordstrom Inc.	7.000%	1/15/38	50	57
	PACCAR Financial Corp.	1.950%	12/17/12	100	101
	PACCAR Financial Corp.	2.050%	6/17/13	250	252
	PACCAR Inc.	6.875%	2/15/14	100	115
	Staples Inc.	9.750%	1/15/14	100	122
	Target Corp.	5.125%	1/15/13	225	246
	Target Corp.	4.000%	6/15/13	175	187
	Target Corp.	5.375%	5/1/17	225	256
	Target Corp.	6.000%	1/15/18	250	294
	Target Corp.	7.000%	7/15/31	100	121
	Target Corp.	6.350%	11/1/32	175	201
	Target Corp.	6.500%	10/15/37	125	151
	Target Corp.	7.000%	1/15/38	225	288
	Time Warner Inc.	5.500%	11/15/11	250	264
	Time Warner Inc.	6.875%	5/1/12	50	55

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner Inc.	5.875%	11/15/16	75	84
	Time Warner Inc.	4.875%	3/15/20	350	360
	Time Warner Inc.	7.625%	4/15/31	300	355
	Time Warner Inc.	7.700%	5/1/32	375	449
	Time Warner Inc.	6.500%	11/15/36	175	188
	Time Warner Inc.	6.200%	3/15/40	100	105
	TJX Cos. Inc.	6.950%	4/15/19	100	124
	Toll Brothers Finance Corp.	5.150%	5/15/15	100	99
	Toll Brothers Finance Corp.	6.750%	11/1/19	100	98
	Toyota Motor Credit Corp.	3.200%	6/17/15	425	433
	VF Corp.	5.950%	11/1/17	75	85
	VF Corp.	6.450%	11/1/37	50	57
	Viacom Inc.	6.250%	4/30/16	50	57
	Viacom Inc.	6.125%	10/5/17	75	85
	Viacom Inc.	5.625%	9/15/19	275	302
	Viacom Inc.	6.875%	4/30/36	250	282
	Wal-Mart Stores Inc.	4.550%	5/1/13	525	571
	Wal-Mart Stores Inc.	7.250%	6/1/13	100	116
	Wal-Mart Stores Inc.	4.500%	7/1/15	225	248
	Wal-Mart Stores Inc.	5.375%	4/5/17	25	29
	Wal-Mart Stores Inc.	5.800%	2/15/18	250	295
	Wal-Mart Stores Inc.	5.875%	4/5/27	725	814
	Wal-Mart Stores Inc.	7.550%	2/15/30	175	230
	Wal-Mart Stores Inc.	5.250%	9/1/35	150	157
	Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,092
	Wal-Mart Stores Inc.	6.200%	4/15/38	300	354
	Walgreen Co.	4.875%	8/1/13	450	494
	Walt Disney Co.	5.700%	7/15/11	325	342
	Walt Disney Co.	6.375%	3/1/12	100	109
	Walt Disney Co.	5.625%	9/15/16	375	436
	Walt Disney Co.	5.875%	12/15/17	175	206
	Walt Disney Co.	5.500%	3/15/19	25	29
	Western Union Co.	5.930%	10/1/16	125	139
5	Western Union Co.	5.253%	4/1/20	133	141
	Western Union Co.	6.200%	11/17/36	75	80
	Western Union Co.	6.200%	6/21/40	200	206
	Yum! Brands Inc.	7.700%	7/1/12	100	111
	Yum! Brands Inc.	6.250%	4/15/16	50	57
	Yum! Brands Inc.	6.250%	3/15/18	50	57
	Yum! Brands Inc.	6.875%	11/15/37	225	261

	Consumer Noncyclical (2.4%)
	Abbott Laboratories	5.150%	11/30/12	100	110
	Abbott Laboratories	4.350%	3/15/14	500	545
	Abbott Laboratories	2.700%	5/27/15	75	77
	Abbott Laboratories	5.875%	5/15/16	475	555
	Abbott Laboratories	5.600%	11/30/17	100	116
	Abbott Laboratories	4.125%	5/27/20	25	26
	Abbott Laboratories	6.150%	11/30/37	300	349
	Abbott Laboratories	6.000%	4/1/39	50	57
	Abbott Laboratories	5.300%	5/27/40	100	105
	Allergan Inc.	5.750%	4/1/16	25	29
	Altria Group Inc.	8.500%	11/10/13	500	585
	Altria Group Inc.	4.125%	9/11/15	475	484
	Altria Group Inc.	9.700%	11/10/18	225	284
	Altria Group Inc.	9.250%	8/6/19	300	374
	Altria Group Inc.	9.950%	11/10/38	150	197
	Altria Group Inc.	10.200%	2/6/39	350	466
	AmerisourceBergen Corp.	5.625%	9/15/12	100	108
	AmerisourceBergen Corp.	5.875%	9/15/15	150	168
	AmerisourceBergen Corp.	4.875%	11/15/19	25	26
	Amgen Inc.	4.850%	11/18/14	100	111
	Amgen Inc.	5.850%	6/1/17	150	173
	Amgen Inc.	5.700%	2/1/19	225	262
	Amgen Inc.	6.375%	6/1/37	125	146
	Amgen Inc.	6.900%	6/1/38	175	220
	Amgen Inc.	6.400%	2/1/39	175	208
	Amgen Inc.	5.750%	3/15/40	200	220
	Anheuser-Busch Cos. Inc.	4.375%	1/15/13	125	132

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Anheuser-Busch Cos. Inc.	5.500%	1/15/18	75	82
	Anheuser-Busch Cos. Inc.	6.800%	8/20/32	150	170
	Anheuser-Busch Cos. Inc.	5.750%	4/1/36	115	119
	Anheuser-Busch InBev
	Worldwide Inc.	3.000%	10/15/12	225	232
5	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	3/26/13	225	227
	Anheuser-Busch InBev
	Worldwide Inc.	4.125%	1/15/15	275	288
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	500	539
5	Anheuser-Busch InBev
	Worldwide Inc.	5.000%	4/15/20	150	157
	Anheuser-Busch InBev
	Worldwide Inc.	6.375%	1/15/40	125	142
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	85
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	113
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	292
	AstraZeneca PLC	5.400%	9/15/12	425	464
	AstraZeneca PLC	5.400%	6/1/14	75	85
	AstraZeneca PLC	5.900%	9/15/17	375	438
	AstraZeneca PLC	6.450%	9/15/37	450	542
	Baxter FinCo BV	4.750%	10/15/10	175	177
	Baxter International Inc.	6.250%	12/1/37	300	354
	Becton Dickinson and Co.	5.000%	5/15/19	50	55
	Biogen Idec Inc.	6.000%	3/1/13	225	247
	Biogen Idec Inc.	6.875%	3/1/18	325	373
	Bottling Group LLC	4.625%	11/15/12	200	215
	Bottling Group LLC	5.000%	11/15/13	75	83
	Bottling Group LLC	5.500%	4/1/16	250	287
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	57
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	252
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	121
	Bristol-Myers Squibb Co.	5.875%	11/15/36	100	112
	Bristol-Myers Squibb Co.	6.125%	5/1/38	75	87
	Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	184
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	26
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	75	89
	Campbell Soup Co.	3.050%	7/15/17	25	25
	Cardinal Health Inc.	4.000%	6/15/15	50	52
	CareFusion Corp.	4.125%	8/1/12	25	26
	CareFusion Corp.	5.125%	8/1/14	50	54
	CareFusion Corp.	6.375%	8/1/19	50	57
	Cia de Bebidas das Americas	10.500%	12/15/11	100	113
	Cia de Bebidas das Americas	8.750%	9/15/13	100	118
	Clorox Co.	5.000%	1/15/15	250	275
	Coca-Cola Co.	3.625%	3/15/14	100	107
	Coca-Cola Co.	5.350%	11/15/17	225	257
	Coca-Cola Co.	4.875%	3/15/19	250	276
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	450	498
	Coca-Cola Enterprises Inc.	7.375%	3/3/14	400	476
	Coca-Cola Enterprises Inc.	4.250%	3/1/15	25	27
	Coca-Cola Enterprises Inc.	4.500%	8/15/19	25	27
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	69
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	200	251
5	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	103
	Coca-Cola HBC Finance BV	5.125%	9/17/13	100	109
	Covidien International
	Finance SA	5.450%	10/15/12	125	136
	Covidien International
	Finance SA	6.000%	10/15/17	225	261
	Covidien International
	Finance SA	6.550%	10/15/37	175	211
	Delhaize Group SA	5.875%	2/1/14	125	140
	Diageo Capital PLC	5.200%	1/30/13	50	54
	Diageo Capital PLC	5.750%	10/23/17	25	28
	Diageo Capital PLC	4.828%	7/15/20	300	318
	Diageo Finance BV	5.300%	10/28/15	75	84
	Diageo Investment Corp.	9.000%	8/15/11	400	434

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	100	100
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	75	76
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	25	28
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	100	119
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	32
Eli Lilly & Co.	3.550%	3/6/12	175	182
Eli Lilly & Co.	6.000%	3/15/12	25	27
Eli Lilly & Co.	4.200%	3/6/14	150	162
Eli Lilly & Co.	5.200%	3/15/17	150	170
Eli Lilly & Co.	5.500%	3/15/27	150	164
Eli Lilly & Co.	5.950%	11/15/37	150	170
Express Scripts Inc.	5.250%	6/15/12	125	133
Express Scripts Inc.	6.250%	6/15/14	125	142
Express Scripts Inc.	7.250%	6/15/19	50	61
Fortune Brands Inc.	3.000%	6/1/12	200	203
Fortune Brands Inc.	5.375%	1/15/16	250	268
Fortune Brands Inc.	5.875%	1/15/36	50	48
Genentech Inc.	4.750%	7/15/15	50	55
Genentech Inc.	5.250%	7/15/35	75	78
General Mills Inc.	6.000%	2/15/12	233	250
General Mills Inc.	5.650%	9/10/12	100	109
General Mills Inc.	5.250%	8/15/13	100	110
General Mills Inc.	5.700%	2/15/17	150	173
General Mills Inc.	5.650%	2/15/19	775	881
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	437
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	408
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	457
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	418
Hasbro Inc.	6.300%	9/15/17	175	184
Hasbro Inc.	6.350%	3/15/40	50	52
Hershey Co.	5.450%	9/1/16	50	57
HJ Heinz Finance Co.	6.625%	7/15/11	250	264
HJ Heinz Finance Co.	6.750%	3/15/32	225	260
Hospira Inc.	5.900%	6/15/14	75	83
Johnson & Johnson	5.150%	8/15/12	175	191
Johnson & Johnson	6.950%	9/1/29	25	32
Johnson & Johnson	4.950%	5/15/33	150	159
Johnson & Johnson	5.950%	8/15/37	200	239
Kellogg Co.	5.125%	12/3/12	375	408
Kellogg Co.	4.250%	3/6/13	100	107
Kellogg Co.	4.150%	11/15/19	125	131
Kellogg Co.	7.450%	4/1/31	475	631
Kimberly-Clark Corp.	4.875%	8/15/15	200	222
Kimberly-Clark Corp.	6.125%	8/1/17	275	325
Kimberly-Clark Corp.	6.250%	7/15/18	50	59
Koninklijke Philips
Electronics NV	4.625%	3/11/13	100	107
Koninklijke Philips
Electronics NV	5.750%	3/11/18	200	226
Koninklijke Philips
Electronics NV	6.875%	3/11/38	175	216
Kraft Foods Inc.	5.625%	11/1/11	50	53
Kraft Foods Inc.	6.250%	6/1/12	100	109
Kraft Foods Inc.	2.625%	5/8/13	275	280
Kraft Foods Inc.	5.250%	10/1/13	25	27
Kraft Foods Inc.	6.750%	2/19/14	75	86
Kraft Foods Inc.	4.125%	2/9/16	925	974
Kraft Foods Inc.	6.500%	8/11/17	475	552
Kraft Foods Inc.	6.125%	8/23/18	75	85
Kraft Foods Inc.	5.375%	2/10/20	500	535
Kraft Foods Inc.	6.500%	11/1/31	200	220
Kraft Foods Inc.	7.000%	8/11/37	400	471
Kraft Foods Inc.	6.875%	2/1/38	575	673
Kraft Foods Inc.	6.875%	1/26/39	25	29
Kraft Foods Inc.	6.500%	2/9/40	225	250
Kroger Co.	6.750%	4/15/12	350	382
Kroger Co.	6.200%	6/15/12	250	272
Kroger Co.	5.000%	4/15/13	200	216
Kroger Co.	6.150%	1/15/20	75	87

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kroger Co.	8.000%	9/15/29	125	162
	Kroger Co.	7.500%	4/1/31	100	125
	Kroger Co.	6.900%	4/15/38	75	90
	Laboratory Corp. of
	America Holdings	5.625%	12/15/15	75	83
	Life Technologies Corp.	4.400%	3/1/15	100	104
	Life Technologies Corp.	6.000%	3/1/20	125	135
	Lorillard Tobacco Co.	8.125%	6/23/19	675	752
	McKesson Corp.	7.750%	2/1/12	100	110
	McKesson Corp.	5.250%	3/1/13	175	190
5	Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
5	Mead Johnson Nutrition Co.	4.900%	11/1/19	50	53
5	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	107
	Medco Health Solutions Inc.	7.125%	3/15/18	250	299
	Medtronic Inc.	4.500%	3/15/14	75	82
	Medtronic Inc.	3.000%	3/15/15	250	260
	Medtronic Inc.	4.750%	9/15/15	100	111
	Medtronic Inc.	5.600%	3/15/19	25	29
	Medtronic Inc.	4.450%	3/15/20	125	133
	Medtronic Inc.	6.500%	3/15/39	25	31
	Medtronic Inc.	5.550%	3/15/40	350	393
	Merck & Co. Inc.	4.375%	2/15/13	100	108
	Merck & Co. Inc.	5.300%	12/1/13	250	280
	Merck & Co. Inc.	4.750%	3/1/15	200	223
	Merck & Co. Inc.	4.000%	6/30/15	100	108
	Merck & Co. Inc.	6.000%	9/15/17	150	176
	Merck & Co. Inc.	5.000%	6/30/19	100	111
	Merck & Co. Inc.	6.400%	3/1/28	50	60
	Merck & Co. Inc.	5.950%	12/1/28	75	86
	Merck & Co. Inc.	6.500%	12/1/33	75	92
	Merck & Co. Inc.	5.750%	11/15/36	350	394
	Merck & Co. Inc.	6.550%	9/15/37	125	156
	Merck & Co. Inc.	5.850%	6/30/39	75	87
	Novant Health Inc.	5.850%	11/1/19	150	162
	Novartis Capital Corp.	1.900%	4/24/13	125	127
	Novartis Capital Corp.	4.125%	2/10/14	525	566
	Novartis Capital Corp.	2.900%	4/24/15	125	128
	Novartis Securities
	Investment Ltd.	5.125%	2/10/19	400	447
	Pepsi Bottling Group Inc.	7.000%	3/1/29	275	348
	PepsiAmericas Inc.	5.750%	7/31/12	100	109
	PepsiAmericas Inc.	5.000%	5/15/17	100	110
	PepsiCo Inc.	4.650%	2/15/13	125	136
	PepsiCo Inc.	3.750%	3/1/14	350	373
	PepsiCo Inc.	5.000%	6/1/18	325	362
	PepsiCo Inc.	7.900%	11/1/18	375	486
	PepsiCo Inc.	4.500%	1/15/20	25	27
	PepsiCo Inc.	5.500%	1/15/40	250	275
	Pfizer Inc.	4.450%	3/15/12	425	449
	Pfizer Inc.	5.350%	3/15/15	700	792
	Pfizer Inc.	6.200%	3/15/19	600	714
	Pfizer Inc.	7.200%	3/15/39	600	787
	Pharmacia Corp.	6.600%	12/1/28	75	89
	Philip Morris International Inc.	4.875%	5/16/13	250	270
	Philip Morris International Inc.	6.875%	3/17/14	150	173
	Philip Morris International Inc.	5.650%	5/16/18	325	356
	Philip Morris International Inc.	6.375%	5/16/38	200	233
3	Procter & Gamble - Esop	9.360%	1/1/21	406	516
	Procter & Gamble Co.	4.950%	8/15/14	50	56
	Procter & Gamble Co.	3.500%	2/15/15	150	160
	Procter & Gamble Co.	4.700%	2/15/19	100	110
	Procter & Gamble Co.	6.450%	1/15/26	75	92
	Procter & Gamble Co.	5.550%	3/5/37	325	367
	Quest Diagnostics Inc.	5.450%	11/1/15	200	221
	Quest Diagnostics Inc.	6.950%	7/1/37	75	85
	Reynolds American Inc.	7.250%	6/1/12	225	241
	Reynolds American Inc.	7.250%	6/1/13	150	165
	Reynolds American Inc.	6.750%	6/15/17	150	159
	Reynolds American Inc.	7.250%	6/15/37	125	125

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Safeway Inc.	6.250%	3/15/14	150	170
Safeway Inc.	6.350%	8/15/17	100	116
Safeway Inc.	5.000%	8/15/19	125	135
Safeway Inc.	7.250%	2/1/31	75	92
St. Jude Medical Inc.	2.200%	9/15/13	200	202
St. Jude Medical Inc.	3.750%	7/15/14	225	238
Stryker Corp.	3.000%	1/15/15	50	52
Stryker Corp.	4.375%	1/15/20	50	53
Sysco Corp.	4.200%	2/12/13	25	27
Sysco Corp.	5.250%	2/12/18	100	112
Sysco Corp.	5.375%	9/21/35	100	108
Teva Pharmaceutical
Finance Co. LLC	6.150%	2/1/36	400	460
Teva Pharmaceutical
Finance II BV/Teva
Pharmaceutical Finance
III LLC	3.000%	6/15/15	100	102
Thermo Fisher Scientific Inc.	2.150%	12/28/12	50	50
Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	78
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	207
Unilever Capital Corp.	7.125%	11/1/10	350	357
Unilever Capital Corp.	3.650%	2/15/14	25	26
Unilever Capital Corp.	5.900%	11/15/32	50	58
UST LLC	5.750%	3/1/18	75	78
Whirlpool Corp.	5.500%	3/1/13	325	350
Wyeth	5.500%	3/15/13	275	304
Wyeth	5.500%	2/1/14	50	56
Wyeth	5.500%	2/15/16	200	229
Wyeth	5.450%	4/1/17	50	57
Wyeth	6.450%	2/1/24	100	117
Wyeth	6.500%	2/1/34	100	118
Wyeth	6.000%	2/15/36	125	141
Wyeth	5.950%	4/1/37	525	594
Zimmer Holdings Inc.	4.625%	11/30/19	50	53
Zimmer Holdings Inc.	5.750%	11/30/39	50	54

Energy (1.3%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	148
Anadarko Petroleum Corp.	7.625%	3/15/14	150	142
Anadarko Petroleum Corp.	5.750%	6/15/14	25	23
Anadarko Petroleum Corp.	6.450%	9/15/36	775	614
Anadarko Petroleum Corp.	7.950%	6/15/39	25	21
Anadarko Petroleum Corp.	6.200%	3/15/40	275	216
Apache Corp.	6.000%	9/15/13	175	196
Apache Corp.	5.625%	1/15/17	100	113
Apache Corp.	6.900%	9/15/18	150	183
Apache Corp.	6.000%	1/15/37	150	166
Baker Hughes Inc.	6.875%	1/15/29	100	119
BP Capital Markets PLC	3.125%	3/10/12	350	322
BP Capital Markets PLC	5.250%	11/7/13	350	322
BP Capital Markets PLC	3.625%	5/8/14	50	43
BP Capital Markets PLC	3.875%	3/10/15	275	234
BP Capital Markets PLC	4.750%	3/10/19	200	166
Burlington Resources
Finance Co.	6.500%	12/1/11	100	108
Burlington Resources
Finance Co.	7.400%	12/1/31	175	219
Cameron International Corp.	6.375%	7/15/18	100	103
Cameron International Corp.	7.000%	7/15/38	100	101
Canadian Natural
Resources Ltd.	5.450%	10/1/12	50	54
Canadian Natural
Resources Ltd.	5.150%	2/1/13	25	27
Canadian Natural
Resources Ltd.	4.900%	12/1/14	150	164
Canadian Natural
Resources Ltd.	6.000%	8/15/16	125	141
Canadian Natural
Resources Ltd.	5.700%	5/15/17	225	251

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Canadian Natural
	Resources Ltd.	7.200%	1/15/32	225	255
	Canadian Natural
	Resources Ltd.	6.450%	6/30/33	125	135
	Canadian Natural
	Resources Ltd.	6.500%	2/15/37	125	140
	Canadian Natural
	Resources Ltd.	6.250%	3/15/38	150	164
	Canadian Natural
	Resources Ltd.	6.750%	2/1/39	25	29
5	Cenovus Energy Inc.	4.500%	9/15/14	150	159
5	Cenovus Energy Inc.	5.700%	10/15/19	50	54
5	Cenovus Energy Inc.	6.750%	11/15/39	850	970
	Chevron Corp.	3.450%	3/3/12	200	208
	Chevron Corp.	3.950%	3/3/14	225	241
	Chevron Corp.	4.950%	3/3/19	275	303
	Conoco Funding Co.	6.350%	10/15/11	375	400
	Conoco Funding Co.	7.250%	10/15/31	75	94
	ConocoPhillips	4.750%	2/1/14	125	137
	ConocoPhillips	5.750%	2/1/19	875	999
	ConocoPhillips	6.500%	2/1/39	200	240
	ConocoPhillips Canada
	Funding Co. I	5.300%	4/15/12	150	160
	ConocoPhillips Canada
	Funding Co. I	5.625%	10/15/16	250	288
	ConocoPhillips Canada
	Funding Co. I	5.950%	10/15/36	150	167
	ConocoPhillips Holding Co.	6.950%	4/15/29	100	122
	Devon Energy Corp.	5.625%	1/15/14	100	111
	Devon Energy Corp.	7.950%	4/15/32	100	129
	Devon Financing Corp. ULC	6.875%	9/30/11	200	213
	Devon Financing Corp. ULC	7.875%	9/30/31	250	315
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	26
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	78
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	91
	EnCana Corp.	4.750%	10/15/13	25	27
	EnCana Corp.	5.900%	12/1/17	225	254
	EnCana Corp.	6.500%	8/15/34	325	359
	EnCana Holdings Finance Corp.	5.800%	5/1/14	100	112
	EOG Resources Inc.	2.950%	6/1/15	125	126
	EOG Resources Inc.	5.875%	9/15/17	225	256
	EOG Resources Inc.	4.400%	6/1/20	100	104
	Halliburton Co.	6.150%	9/15/19	200	218
	Halliburton Co.	7.450%	9/15/39	325	382
	Hess Corp.	7.875%	10/1/29	350	429
	Hess Corp.	7.125%	3/15/33	100	116
	Husky Energy Inc.	5.900%	6/15/14	300	334
	Husky Energy Inc.	6.150%	6/15/19	100	111
	Husky Energy Inc.	6.800%	9/15/37	50	57
	Kerr-McGee Corp.	6.950%	7/1/24	250	226
	Kerr-McGee Corp.	7.875%	9/15/31	50	46
	Marathon Oil Corp.	6.125%	3/15/12	125	134
	Marathon Oil Corp.	5.900%	3/15/18	50	55
	Nabors Industries Inc.	6.150%	2/15/18	300	324
	Nexen Inc.	5.050%	11/20/13	50	53
	Nexen Inc.	5.650%	5/15/17	100	109
	Nexen Inc.	7.875%	3/15/32	50	60
	Nexen Inc.	6.400%	5/15/37	300	312
	Nexen Inc.	7.500%	7/30/39	200	238
	Noble Energy Inc.	8.250%	3/1/19	200	241
	Occidental Petroleum Corp.	6.750%	1/15/12	250	270
	Petro-Canada	6.050%	5/15/18	425	474
	Petro-Canada	7.875%	6/15/26	25	30
	Petro-Canada	7.000%	11/15/28	100	113
	Petro-Canada	5.350%	7/15/33	150	143
	Petro-Canada	6.800%	5/15/38	125	143
	QEP Resources Inc.	6.050%	9/1/16	100	107
	QEP Resources Inc.	6.800%	3/1/20	50	52
	Rowan Cos. Inc.	7.875%	8/1/19	75	83

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Shell International Finance BV	1.875%	3/25/13	175	176
Shell International Finance BV	4.000%	3/21/14	300	317
Shell International Finance BV	3.100%	6/28/15	725	736
Shell International Finance BV	3.250%	9/22/15	100	102
Shell International Finance BV	4.300%	9/22/19	425	437
Shell International Finance BV	4.375%	3/25/20	200	206
Shell International Finance BV	6.375%	12/15/38	475	565
Shell International Finance BV	5.500%	3/25/40	75	80
Smith International Inc.	9.750%	3/15/19	300	407
Statoil ASA	3.875%	4/15/14	25	27
Statoil ASA	5.250%	4/15/19	25	27
Statoil ASA	7.250%	9/23/27	400	506
Suncor Energy Inc.	6.100%	6/1/18	75	85
Suncor Energy Inc.	5.950%	12/1/34	75	76
Suncor Energy Inc.	6.500%	6/15/38	925	1,028
Sunoco Inc.	4.875%	10/15/14	50	51
Sunoco Inc.	5.750%	1/15/17	50	51
Talisman Energy Inc.	5.125%	5/15/15	50	54
Talisman Energy Inc.	7.750%	6/1/19	200	246
Talisman Energy Inc.	5.850%	2/1/37	150	157
Tosco Corp.	8.125%	2/15/30	100	133
Total Capital SA	3.000%	6/24/15	150	151
Total Capital SA	4.450%	6/24/20	150	152
Total Capital SA	4.250%	12/15/21	200	204
Transocean Inc.	6.000%	3/15/18	75	69
Transocean Inc.	7.500%	4/15/31	175	160
Transocean Inc.	6.800%	3/15/38	150	134
Valero Energy Corp.	6.875%	4/15/12	300	322
Valero Energy Corp.	9.375%	3/15/19	200	242
Valero Energy Corp.	6.125%	2/1/20	75	77
Valero Energy Corp.	7.500%	4/15/32	225	237
Valero Energy Corp.	6.625%	6/15/37	175	170
Weatherford International Inc.	6.350%	6/15/17	450	473
Weatherford International Inc.	6.800%	6/15/37	25	23
Weatherford International Ltd.	5.150%	3/15/13	25	26
Weatherford International Ltd.	6.000%	3/15/18	50	52
Weatherford International Ltd.	6.500%	8/1/36	275	248
Weatherford International Ltd.	7.000%	3/15/38	50	48
Williams Cos. Inc.	7.500%	1/15/31	186	204
Williams Cos. Inc.	7.750%	6/15/31	56	62
XTO Energy Inc.	5.900%	8/1/12	50	55
XTO Energy Inc.	6.250%	4/15/13	175	198
XTO Energy Inc.	5.750%	12/15/13	250	283
XTO Energy Inc.	5.000%	1/31/15	50	56
XTO Energy Inc.	5.300%	6/30/15	25	28
XTO Energy Inc.	6.250%	8/1/17	375	447
XTO Energy Inc.	6.500%	12/15/18	200	243
XTO Energy Inc.	6.100%	4/1/36	75	89
XTO Energy Inc.	6.750%	8/1/37	200	257

Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	75	87

Technology (0.7%)
Adobe Systems Inc.	3.250%	2/1/15	100	103
Adobe Systems Inc.	4.750%	2/1/20	175	179
Agilent Technologies Inc.	4.450%	9/14/12	25	26
Agilent Technologies Inc.	5.500%	9/14/15	50	54
Agilent Technologies Inc.	6.500%	11/1/17	400	442
Amphenol Corp.	4.750%	11/15/14	100	105
Analog Devices Inc.	5.000%	7/1/14	100	108
BMC Software Inc.	7.250%	6/1/18	50	59
CA Inc.	5.375%	12/1/19	75	79
Cisco Systems Inc.	2.900%	11/17/14	125	130
Cisco Systems Inc.	5.500%	2/22/16	200	231
Cisco Systems Inc.	4.950%	2/15/19	700	770
Cisco Systems Inc.	4.450%	1/15/20	650	686
Cisco Systems Inc.	5.900%	2/15/39	200	221
Cisco Systems Inc.	5.500%	1/15/40	175	184

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Computer Sciences Corp.	6.500%	3/15/18	50	55
Corning Inc.	6.625%	5/15/19	25	29
Dell Inc.	3.375%	6/15/12	25	26
Dell Inc.	4.700%	4/15/13	150	161
Dell Inc.	5.650%	4/15/18	75	83
Dell Inc.	5.875%	6/15/19	75	84
Dell Inc.	6.500%	4/15/38	100	114
Dun & Bradstreet Corp.	6.000%	4/1/13	150	163
Equifax Inc.	4.450%	12/1/14	50	52
Equifax Inc.	6.300%	7/1/17	25	28
Equifax Inc.	7.000%	7/1/37	50	56
Fiserv Inc.	6.125%	11/20/12	275	302
Fiserv Inc.	6.800%	11/20/17	150	165
Harris Corp.	5.000%	10/1/15	125	135
Hewlett-Packard Co.	4.250%	2/24/12	100	106
Hewlett-Packard Co.	6.500%	7/1/12	200	221
Hewlett-Packard Co.	4.500%	3/1/13	100	108
Hewlett-Packard Co.	6.125%	3/1/14	700	801
Hewlett-Packard Co.	4.750%	6/2/14	350	387
Hewlett-Packard Co.	5.500%	3/1/18	75	87
HP Enterprise Services LLC	6.000%	8/1/13	75	84
IBM International Group
Capital LLC	5.050%	10/22/12	275	299
International Business
Machines Corp.	5.700%	9/14/17	850	988
International Business
Machines Corp.	6.220%	8/1/27	75	86
International Business
Machines Corp.	6.500%	1/15/28	75	91
International Business
Machines Corp.	5.875%	11/29/32	325	368
International Business
Machines Corp.	5.600%	11/30/39	387	429
International Game Technology	7.500%	6/15/19	50	58
International Game Technology	5.500%	6/15/20	75	77
Intuit Inc.	5.400%	3/15/12	50	53
Lexmark International Inc.	5.900%	6/1/13	50	53
Lexmark International Inc.	6.650%	6/1/18	150	158
Maxim Integrated Products Inc. 3.450%		6/14/13	50	50
Microsoft Corp.	2.950%	6/1/14	500	523
Microsoft Corp.	4.200%	6/1/19	25	27
Microsoft Corp.	5.200%	6/1/39	25	27
Motorola Inc.	8.000%	11/1/11	25	27
Motorola Inc.	5.375%	11/15/12	50	53
Motorola Inc.	6.000%	11/15/17	550	591
Motorola Inc.	7.500%	5/15/25	50	54
Motorola Inc.	6.500%	9/1/25	5	5
Motorola Inc.	6.500%	11/15/28	5	5
Motorola Inc.	6.625%	11/15/37	5	5
Nokia Oyj	5.375%	5/15/19	100	105
Nokia Oyj	6.625%	5/15/39	50	56
Oracle Corp.	4.950%	4/15/13	150	165
Oracle Corp.	3.750%	7/8/14	225	240
Oracle Corp.	5.250%	1/15/16	275	313
Oracle Corp.	5.750%	4/15/18	300	347
Oracle Corp.	5.000%	7/8/19	550	611
Oracle Corp.	6.500%	4/15/38	200	243
Oracle Corp.	6.125%	7/8/39	250	293
Pitney Bowes Inc.	4.625%	10/1/12	100	107
Pitney Bowes Inc.	3.875%	6/15/13	100	105
Pitney Bowes Inc.	4.875%	8/15/14	100	109
Pitney Bowes Inc.	4.750%	1/15/16	375	404
Science Applications
International Corp.	6.250%	7/1/12	25	27
Science Applications
International Corp.	5.500%	7/1/33	25	24
Xerox Corp.	6.875%	8/15/11	50	53
Xerox Corp.	7.625%	6/15/13	300	304
Xerox Corp.	8.250%	5/15/14	150	176

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Xerox Corp.	6.400%	3/15/16	100	113
	Xerox Corp.	6.750%	2/1/17	100	112
	Xerox Corp.	6.350%	5/15/18	175	195
	Xerox Corp.	5.625%	12/15/19	25	27
	Xerox Corp.	6.750%	12/15/39	375	416

	Transportation (0.4%)
3	American Airlines Pass
	Through Trust 2009-1A	10.375%	7/2/19	74	83
	Burlington Northern
	Santa Fe LLC	6.750%	7/15/11	190	201
	Burlington Northern
	Santa Fe LLC	5.900%	7/1/12	225	244
	Burlington Northern
	Santa Fe LLC	5.650%	5/1/17	100	112
	Burlington Northern
	Santa Fe LLC	6.200%	8/15/36	125	140
	Canadian National Railway Co.	6.375%	10/15/11	100	107
	Canadian National Railway Co.	5.800%	6/1/16	100	115
	Canadian National Railway Co.	6.200%	6/1/36	75	88
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	159
	Con-way Inc.	6.700%	5/1/34	100	98
3	Continental Airlines 1998-1
	Class A Pass Through Trust	6.648%	9/15/17	165	164
3	Continental Airlines 2009-2
	Class A Pass Through Trust	7.250%	11/10/19	150	159
	CSX Corp.	6.300%	3/15/12	150	161
	CSX Corp.	6.250%	4/1/15	50	58
	CSX Corp.	5.600%	5/1/17	175	196
	CSX Corp.	7.900%	5/1/17	73	90
	CSX Corp.	6.250%	3/15/18	375	431
	CSX Corp.	7.375%	2/1/19	425	520
	CSX Corp.	6.000%	10/1/36	50	53
5	CSX Corp.	6.220%	4/30/40	152	167
3	Delta Air Lines Inc.	7.750%	12/17/19	148	159
3	Delta Air Lines Inc.	6.821%	8/10/22	211	211
	Norfolk Southern Corp.	7.700%	5/15/17	450	558
	Norfolk Southern Corp.	5.750%	4/1/18	100	113
	Norfolk Southern Corp.	5.900%	6/15/19	175	201
	Norfolk Southern Corp.	7.800%	5/15/27	200	253
	Norfolk Southern Corp.	7.050%	5/1/37	400	493
	Norfolk Southern Corp.	7.900%	5/15/97	50	64
	Ryder System Inc.	5.850%	3/1/14	75	81
	Ryder System Inc.	7.200%	9/1/15	100	116
	Ryder System Inc.	5.850%	11/1/16	25	28
	Southwest Airlines Co.	6.500%	3/1/12	250	266
	Southwest Airlines Co.	5.750%	12/15/16	75	79
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	45	48
	Union Pacific Corp.	6.125%	1/15/12	25	27
	Union Pacific Corp.	6.500%	4/15/12	75	81
	Union Pacific Corp.	5.450%	1/31/13	225	245
	Union Pacific Corp.	5.375%	5/1/14	150	166
	Union Pacific Corp.	5.750%	11/15/17	275	310
	Union Pacific Corp.	5.700%	8/15/18	375	420
	Union Pacific Corp.	7.125%	2/1/28	150	180
	United Parcel Service Inc.	3.875%	4/1/14	200	216
	United Parcel Service Inc.	5.500%	1/15/18	75	86
	United Parcel Service Inc.	5.125%	4/1/19	100	114
	United Parcel Service Inc.	6.200%	1/15/38	100	120
					210,274
Utilities (2.2%)
	Electric (1.7%)
	AEP Texas Central Co.	6.650%	2/15/33	200	227
	Alabama Power Co.	5.500%	10/15/17	225	255
	Alabama Power Co.	6.000%	3/1/39	125	142
	American Water Capital Corp.	6.085%	10/15/17	200	219
	American Water Capital Corp.	6.593%	10/15/37	150	167
	Appalachian Power Co.	3.400%	5/24/15	150	153

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Appalachian Power Co.	7.000%	4/1/38	100	116
	Arizona Public Service Co.	5.800%	6/30/14	75	83
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	115
	Carolina Power & Light Co.	5.125%	9/15/13	325	358
	Carolina Power & Light Co.	5.300%	1/15/19	275	309
	CenterPoint Energy Houston
	Electric LLC	5.700%	3/15/13	300	330
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	60
	Cleveland Electric
	Illuminating Co.	5.500%	8/15/24	225	246
	Commonwealth Edison Co.	6.150%	3/15/12	75	81
	Commonwealth Edison Co.	5.950%	8/15/16	175	200
	Commonwealth Edison Co.	6.150%	9/15/17	325	373
	Commonwealth Edison Co.	5.800%	3/15/18	75	85
	Commonwealth Edison Co.	5.900%	3/15/36	50	55
	Commonwealth Edison Co.	6.450%	1/15/38	175	205
	Connecticut Light & Power Co.	6.350%	6/1/36	175	205
	Consolidated Edison Co.
	of New York Inc.	5.625%	7/1/12	350	379
	Consolidated Edison Co. of
	New York Inc.	4.875%	2/1/13	75	82
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	100	112
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	200	244
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	100	101
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	86
	Consolidated Edison Co. of
	New York Inc.	6.300%	8/15/37	275	319
	Consolidated Edison Co. of
	New York Inc.	5.500%	12/1/39	100	105
	Consolidated Natural Gas Co.	5.000%	12/1/14	300	325
	Constellation Energy Group Inc.	4.550%	6/15/15	475	500
	Constellation Energy Group Inc.	7.600%	4/1/32	25	30
	Consumers Energy Co.	5.375%	4/15/13	225	246
	Consumers Energy Co.	5.500%	8/15/16	100	111
	Detroit Edison Co.	6.125%	10/1/10	75	76
	Dominion Resources Inc.	5.700%	9/17/12	140	152
	Dominion Resources Inc.	5.150%	7/15/15	600	667
	Dominion Resources Inc.	6.000%	11/30/17	250	285
	Dominion Resources Inc.	6.300%	3/15/33	100	110
	Dominion Resources Inc.	5.950%	6/15/35	225	239
3	Dominion Resources Inc.	6.300%	9/30/66	75	69
	Duke Energy Carolinas LLC	6.250%	1/15/12	300	323
	Duke Energy Carolinas LLC	4.300%	6/15/20	250	265
	Duke Energy Carolinas LLC	6.000%	12/1/28	100	110
	Duke Energy Carolinas LLC	6.100%	6/1/37	125	143
	Duke Energy Carolinas LLC	6.050%	4/15/38	50	58
	Duke Energy Carolinas LLC	5.300%	2/15/40	175	184
	Duke Energy Corp.	3.350%	4/1/15	200	204
	Duke Energy Corp.	5.050%	9/15/19	75	80
	Duke Energy Indiana Inc.	5.000%	9/15/13	125	135
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	269
	Duke Energy Ohio Inc.	5.700%	9/15/12	75	81
	Duke Energy Ohio Inc.	2.100%	6/15/13	200	203
	El Paso Electric Co.	6.000%	5/15/35	50	49
	Empresa Nacional de
	Electricidad SA	8.350%	8/1/13	100	115
	Entergy Gulf States
	Louisiana LLC	6.000%	5/1/18	200	223
	Entergy Louisiana LLC	6.500%	9/1/18	50	57
	Exelon Corp.	4.900%	6/15/15	400	429
	Exelon Generation Co. LLC	5.200%	10/1/19	50	53
	Exelon Generation Co. LLC	6.250%	10/1/39	125	133
	FirstEnergy Corp.	6.450%	11/15/11	8	8
	FirstEnergy Corp.	7.375%	11/15/31	200	212
	FirstEnergy Solutions Corp.	6.800%	8/15/39	200	198

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	5.550%	11/1/17	25	29
	Florida Power & Light Co.	5.625%	4/1/34	25	27
	Florida Power & Light Co.	5.400%	9/1/35	75	81
	Florida Power & Light Co.	6.200%	6/1/36	50	59
	Florida Power & Light Co.	5.650%	2/1/37	100	110
	Florida Power & Light Co.	5.850%	5/1/37	25	28
	Florida Power & Light Co.	5.950%	2/1/38	150	170
	Florida Power & Light Co.	5.960%	4/1/39	475	548
	Florida Power Corp.	5.650%	6/15/18	75	86
	Florida Power Corp.	6.350%	9/15/37	225	264
	Florida Power Corp.	6.400%	6/15/38	650	779
	FPL Group Capital Inc.	5.625%	9/1/11	50	52
	FPL Group Capital Inc.	5.350%	6/15/13	125	136
	FPL Group Capital Inc.	2.550%	11/15/13	725	730
3	FPL Group Capital Inc.	6.350%	10/1/66	75	69
3	FPL Group Capital Inc.	6.650%	6/15/67	75	70
	Georgia Power Co.	5.700%	6/1/17	150	170
	Georgia Power Co.	5.400%	6/1/40	300	311
	Iberdrola USA Inc.	6.750%	6/15/12	150	162
	Iberdrola USA Inc.	6.750%	7/15/36	75	80
	Illinois Power Co.	6.125%	11/15/17	25	28
	Illinois Power Co.	6.250%	4/1/18	125	139
	Indiana Michigan Power Co.	6.050%	3/15/37	200	210
3	Integrys Energy Group Inc.	6.110%	12/1/66	150	135
	Interstate Power & Light Co.	6.250%	7/15/39	50	59
	Jersey Central Power &
	Light Co.	5.625%	5/1/16	125	135
	Jersey Central Power &
	Light Co.	5.650%	6/1/17	475	521
	Kansas City Power & Light Co.	6.050%	11/15/35	50	54
	MidAmerican Energy Co.	5.650%	7/15/12	200	217
	MidAmerican Energy Co.	5.125%	1/15/13	150	163
	MidAmerican Energy Co.	5.950%	7/15/17	75	85
	MidAmerican Energy Co.	5.300%	3/15/18	50	56
	MidAmerican Energy Co.	6.750%	12/30/31	125	151
	MidAmerican Energy Co.	5.750%	11/1/35	250	271
	Midamerican Energy
	Holdings Co.	5.750%	4/1/18	125	140
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	550	609
	Midamerican Energy
	Holdings Co.	5.950%	5/15/37	125	135
	Midamerican Energy
	Holdings Co.	6.500%	9/15/37	50	58
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	450	461
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	100	111
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	190
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	250	278
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	200	223
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	175	225
	Nevada Power Co.	7.125%	3/15/19	550	653
5	Niagara Mohawk Power Corp.	4.881%	8/15/19	50	52
	Nisource Finance Corp.	5.400%	7/15/14	400	432
	Nisource Finance Corp.	5.250%	9/15/17	150	155
	Nisource Finance Corp.	6.125%	3/1/22	75	80
	Northern States Power Co.	5.250%	3/1/18	150	168
	Northern States Power Co.	6.250%	6/1/36	50	59
	Northern States Power Co.	6.200%	7/1/37	50	59
	Northern States Power Co.	5.350%	11/1/39	75	80
	NSTAR	4.500%	11/15/19	25	27
	NSTAR Electric Co.	4.875%	4/15/14	50	54
	NSTAR Electric Co.	5.625%	11/15/17	150	175
	NSTAR Electric Co.	5.500%	3/15/40	75	82

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Oglethorpe Power Corp.	5.950%	11/1/39	50	56
	Ohio Edison Co.	6.400%	7/15/16	175	196
	Ohio Power Co.	5.750%	9/1/13	200	222
	Ohio Power Co.	6.000%	6/1/16	75	85
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	108
	Oncor Electric Delivery Co. LLC	6.375%	5/1/12	250	270
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	142
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	150
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	281
	Pacific Gas & Electric Co.	4.800%	3/1/14	700	761
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	170
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	256
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	697
	PacifiCorp	7.700%	11/15/31	600	806
	PacifiCorp	5.250%	6/15/35	100	103
	Peco Energy Co.	5.350%	3/1/18	50	56
	Pennsylvania Electric Co.	6.050%	9/1/17	75	83
	Pepco Holdings Inc.	6.450%	8/15/12	225	247
	Pepco Holdings Inc.	7.450%	8/15/32	50	60
	Potomac Electric Power Co.	6.500%	11/15/37	100	120
	PPL Electric Utilities Corp.	6.250%	5/15/39	275	320
	PPL Energy Supply LLC	6.400%	11/1/11	50	53
	PPL Energy Supply LLC	6.300%	7/15/13	75	83
	PPL Energy Supply LLC	6.200%	5/15/16	23	26
	PPL Energy Supply LLC	6.500%	5/1/18	50	55
	Progress Energy Inc.	6.850%	4/15/12	25	27
	Progress Energy Inc.	6.050%	3/15/14	50	56
	Progress Energy Inc.	7.050%	3/15/19	50	59
	Progress Energy Inc.	7.000%	10/30/31	325	386
	Progress Energy Inc.	6.000%	12/1/39	25	27
	PSEG Power LLC	6.950%	6/1/12	450	492
5	PSEG Power LLC	2.500%	4/15/13	75	76
	PSEG Power LLC	5.000%	4/1/14	75	80
	PSEG Power LLC	5.500%	12/1/15	75	83
	PSEG Power LLC	8.625%	4/15/31	100	131
	Public Service Co. of Colorado	7.875%	10/1/12	125	143
	Public Service Co. of Colorado	5.125%	6/1/19	275	305
	Public Service Co. of Colorado	6.250%	9/1/37	25	30
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	230
	Public Service Electric
	& Gas Co.	2.700%	5/1/15	200	203
	Public Service Electric
	& Gas Co.	5.800%	5/1/37	75	85
	Puget Sound Energy Inc.	5.483%	6/1/35	25	25
	Puget Sound Energy Inc.	6.274%	3/15/37	125	138
	Puget Sound Energy Inc.	5.757%	10/1/39	75	77
	Puget Sound Energy Inc.	5.764%	7/15/40	100	103
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	27
	San Diego Gas & Electric Co.	6.000%	6/1/39	25	29
	Sierra Pacific Power Co.	6.000%	5/15/16	100	112
	Sierra Pacific Power Co.	6.750%	7/1/37	150	172
	South Carolina Electric
	& Gas Co.	6.500%	11/1/18	100	120
	South Carolina Electric
	& Gas Co.	6.050%	1/15/38	25	29
	Southern California Edison Co.	5.000%	1/15/14	200	220
	Southern California Edison Co.	4.650%	4/1/15	100	111
	Southern California Edison Co.	5.000%	1/15/16	25	28
	Southern California Edison Co.	6.650%	4/1/29	75	88
	Southern California Edison Co.	6.000%	1/15/34	50	58
	Southern California Edison Co.	5.750%	4/1/35	75	85
	Southern California Edison Co.	5.350%	7/15/35	100	106
	Southern California Edison Co.	5.625%	2/1/36	125	138
	Southern California Edison Co.	5.950%	2/1/38	200	232
	Southern Co.	4.150%	5/15/14	100	106
	Southern Power Co.	6.250%	7/15/12	100	109
	Southern Power Co.	4.875%	7/15/15	200	218
	Southwestern Electric
	Power Co.	6.450%	1/15/19	100	110

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Southwestern Electric
	Power Co.	6.200%	3/15/40	50	52
	Tampa Electric Co.	6.100%	5/15/18	100	113
	Tampa Electric Co.	6.550%	5/15/36	100	114
	Teco Finance Inc.	4.000%	3/15/16	50	51
	Teco Finance Inc.	5.150%	3/15/20	50	52
	Toledo Edison Co.	6.150%	5/15/37	100	107
	TransAlta Corp.	6.650%	5/15/18	50	56
	Union Electric Co.	5.400%	2/1/16	100	107
	Union Electric Co.	8.450%	3/15/39	150	214
	United Utilities PLC	5.375%	2/1/19	325	335
	Virginia Electric and Power Co.	6.000%	1/15/36	125	139
	Virginia Electric and Power Co.	6.000%	5/15/37	100	112
	Virginia Electric and Power Co.	6.350%	11/30/37	50	58
	Virginia Electric and Power Co.	8.875%	11/15/38	25	36
	Wisconsin Electric Power Co.	4.250%	12/15/19	50	52
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	326
3	Wisconsin Energy Corp.	6.250%	5/15/67	425	391
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	55
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	118
	Xcel Energy Inc.	5.613%	4/1/17	78	86
	Xcel Energy Inc.	4.700%	5/15/20	100	104
	Xcel Energy Inc.	6.500%	7/1/36	100	116

	Natural Gas (0.5%)
	Atmos Energy Corp.	4.950%	10/15/14	50	55
	Atmos Energy Corp.	8.500%	3/15/19	75	94
	Boardwalk Pipelines LP	5.500%	2/1/17	100	104
	CenterPoint Energy
	Resources Corp.	6.150%	5/1/16	75	82
	El Paso Natural Gas Co.	5.950%	4/15/17	425	450
	Enbridge Energy Partners LP	6.500%	4/15/18	75	84
	Enbridge Energy Partners LP	9.875%	3/1/19	125	164
	Enbridge Energy Partners LP	7.500%	4/15/38	150	176
	Energy Transfer Partners LP	5.650%	8/1/12	100	105
	Energy Transfer Partners LP	6.000%	7/1/13	400	428
	Energy Transfer Partners LP	8.500%	4/15/14	125	145
	Energy Transfer Partners LP	5.950%	2/1/15	75	80
	Energy Transfer Partners LP	6.125%	2/15/17	50	52
	Energy Transfer Partners LP	9.000%	4/15/19	250	295
	Energy Transfer Partners LP	6.625%	10/15/36	150	144
6	Enron Corp.	9.125%	4/1/03	500	1
6	Enron Corp.	7.125%	5/15/07	150	—
6	Enron Corp.	6.875%	10/15/07	500	1
	Enterprise Products
	Operating LLC	4.600%	8/1/12	125	131
	Enterprise Products
	Operating LLC	5.650%	4/1/13	250	270
	Enterprise Products
	Operating LLC	5.900%	4/15/13	50	54
	Enterprise Products
	Operating LLC	9.750%	1/31/14	240	290
	Enterprise Products
	Operating LLC	5.600%	10/15/14	275	300
	Enterprise Products
	Operating LLC	6.300%	9/15/17	150	168
	Enterprise Products
	Operating LLC	6.650%	4/15/18	50	56
	Enterprise Products
	Operating LLC	6.500%	1/31/19	50	56
	Enterprise Products
	Operating LLC	6.875%	3/1/33	175	190
	Enterprise Products
	Operating LLC	7.550%	4/15/38	75	88
	EQT Corp.	6.500%	4/1/18	350	382
6	HNG Internorth	9.625%	3/15/06	500	1
	KeySpan Corp.	8.000%	11/15/30	75	97
	Kinder Morgan Energy
	Partners LP	7.125%	3/15/12	50	54

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy
	Partners LP	5.850%	9/15/12	125	134
	Kinder Morgan Energy
	Partners LP	5.000%	12/15/13	300	321
	Kinder Morgan Energy
	Partners LP	5.625%	2/15/15	325	353
	Kinder Morgan Energy
	Partners LP	5.950%	2/15/18	50	54
	Kinder Morgan Energy
	Partners LP	6.850%	2/15/20	125	143
	Kinder Morgan Energy
	Partners LP	7.300%	8/15/33	250	271
	Kinder Morgan Energy
	Partners LP	5.800%	3/15/35	50	47
	Kinder Morgan Energy
	Partners LP	6.500%	9/1/39	75	78
	Magellan Midstream
	Partners LP	5.650%	10/15/16	75	81
	Magellan Midstream
	Partners LP	6.550%	7/15/19	75	85
	National Grid PLC	6.300%	8/1/16	325	370
	NuStar Logistics LP	7.650%	4/15/18	125	144
	Oneok Inc.	5.200%	6/15/15	75	79
	Oneok Inc.	6.000%	6/15/35	75	71
	ONEOK Partners LP	5.900%	4/1/12	100	107
	ONEOK Partners LP	6.150%	10/1/16	150	169
	ONEOK Partners LP	8.625%	3/1/19	225	278
	ONEOK Partners LP	6.650%	10/1/36	325	333
	ONEOK Partners LP	6.850%	10/15/37	150	158
	Panhandle Eastern
	Pipeline Co. LP	6.200%	11/1/17	250	254
	Plains All American
	Pipeline LP / PAA
	Finance Corp.	6.500%	5/1/18	25	27
	Plains All American
	Pipeline LP / PAA
	Finance Corp.	8.750%	5/1/19	75	90
	Sempra Energy	6.000%	10/15/39	300	319
5	Southern Natural Gas Co.	5.900%	4/1/17	300	318
	Spectra Energy Capital LLC	5.500%	3/1/14	125	133
	Spectra Energy Capital LLC	6.200%	4/15/18	50	55
	Spectra Energy Capital LLC	6.750%	2/15/32	50	53
	Texas Gas Transmission LLC	4.600%	6/1/15	100	105
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	175
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	148
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	306
	TransCanada PipeLines Ltd.	6.200%	10/15/37	625	677
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	247
5	Williams Partners LP	3.800%	2/15/15	75	76
5	Williams Partners LP	5.250%	3/15/20	475	490
5	Williams Partners LP	6.300%	4/15/40	100	101

	Other Utility (0.0%)
	Veolia Environnement	6.000%	6/1/18	400	442
					47,388
Total Corporate Bonds (Cost $372,589)					398,600
Sovereign Bonds (U.S. Dollar-Denominated) (4.1%)
	African Development Bank	1.000%	11/23/11	150	150
	African Development Bank	1.750%	10/1/12	100	101
	African Development Bank	1.625%	2/11/13	150	151
	African Development Bank	3.000%	5/27/14	450	465
	Asian Development Bank	2.125%	3/15/12	150	154
	Asian Development Bank	4.500%	9/4/12	125	134
	Asian Development Bank	1.625%	7/15/13	350	352
	Asian Development Bank	3.625%	9/5/13	350	376
	Asian Development Bank	2.750%	5/21/14	750	773
	Asian Development Bank	4.250%	10/20/14	275	300
	Asian Development Bank	2.625%	2/9/15	275	283

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Asian Development Bank	5.593%	7/16/18	275	317
	Brazilian Government
	International Bond	11.000%	1/11/12	100	115
	Brazilian Government
	International Bond	10.250%	6/17/13	50	61
	Brazilian Government
	International Bond	7.875%	3/7/15	175	208
	Brazilian Government
	International Bond	6.000%	1/17/17	450	494
3	Brazilian Government
	International Bond	8.000%	1/15/18	800	927
	Brazilian Government
	International Bond	5.875%	1/15/19	1,400	1,533
	Brazilian Government
	International Bond	8.875%	10/14/19	300	392
	Brazilian Government
	International Bond	8.875%	4/15/24	125	168
	Brazilian Government
	International Bond	8.750%	2/4/25	300	404
	Brazilian Government
	International Bond	10.125%	5/15/27	325	487
	Brazilian Government
	International Bond	8.250%	1/20/34	400	529
	Brazilian Government
	International Bond	7.125%	1/20/37	325	389
	Brazilian Government
	International Bond	11.000%	8/17/40	700	939
	Brazilian Government
	International Bond	5.625%	1/7/41	250	246
	Chile Government
	International Bond	7.125%	1/11/12	150	162
	Chile Government
	International Bond	5.500%	1/15/13	175	190
	China Development Bank Corp.	4.750%	10/8/14	100	109
	China Development Bank Corp.	5.000%	10/15/15	100	109
	China Government
	International Bond	4.750%	10/29/13	50	55
	Corp Andina de Fomento	8.125%	6/4/19	400	492
	Corp. Andina de Fomento	5.200%	5/21/13	125	135
	Corp. Andina de Fomento	5.750%	1/12/17	275	295
	Council Of Europe
	Development Bank	2.750%	2/10/15	150	153
7	Development Bank of Japan	4.250%	6/9/15	50	55
	Eksportfinans ASA	3.000%	11/17/14	100	103
	Eksportfinans ASA	5.500%	5/25/16	350	398
	Eksportfinans ASA	5.500%	6/26/17	125	143
	European Bank for
	Reconstruction &
	Development	2.750%	4/20/15	525	536
	European Investment Bank	3.125%	7/15/11	375	384
	European Investment Bank	2.625%	11/15/11	200	205
	European Investment Bank	2.000%	2/10/12	1,650	1,680
	European Investment Bank	4.625%	3/21/12	250	265
5	European Investment Bank	1.125%	4/16/12	950	954
	European Investment Bank	1.750%	9/14/12	300	304
	European Investment Bank	1.625%	3/15/13	200	201
	European Investment Bank	2.875%	3/15/13	225	234
	European Investment Bank	3.250%	5/15/13	300	315
	European Investment Bank	1.875%	6/17/13	175	177
	European Investment Bank	4.250%	7/15/13	1,175	1,272
	European Investment Bank	2.375%	3/14/14	700	715
	European Investment Bank	4.625%	5/15/14	175	193
	European Investment Bank	3.125%	6/4/14	1,975	2,071
	European Investment Bank	2.875%	1/15/15	200	209
	European Investment Bank	2.750%	3/23/15	450	461
	European Investment Bank	4.875%	2/16/16	650	732
	European Investment Bank	5.125%	9/13/16	450	518
	European Investment Bank	4.875%	1/17/17	150	169
	European Investment Bank	5.125%	5/30/17	675	775

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Export Development Canada	2.625%	11/15/11	150	154
	Export Development Canada	2.375%	3/19/12	150	154
	Export Development Canada	1.750%	9/24/12	475	482
	Export Development Canada	3.500%	5/16/13	275	287
	Export Development Canada	3.125%	4/24/14	150	157
	Export Development Canada	2.250%	5/28/15	75	76
	Export-Import Bank of Korea	5.500%	10/17/12	325	343
	Export-Import Bank of Korea	8.125%	1/21/14	1,025	1,170
	Export-Import Bank of Korea	5.875%	1/14/15	150	162
	Hungary Government
	International Bond	4.750%	2/3/15	250	248
	Hydro Quebec	6.300%	5/11/11	75	78
	Hydro Quebec	8.000%	2/1/13	500	580
	Hydro Quebec	8.400%	1/15/22	275	382
	Hydro Quebec	8.050%	7/7/24	200	285
	Inter-American
	Development Bank	3.000%	4/22/14	625	654
	Inter-American
	Development Bank	2.250%	7/15/15	200	201
	Inter-American
	Development Bank	4.250%	9/10/18	1,050	1,141
	Inter-American
	Development Bank	3.875%	9/17/19	1,550	1,632
	Inter-American
	Development Bank	3.875%	2/14/20	50	53
	Inter-American
	Development Bank	7.000%	6/15/25	100	128
	International Bank for
	Reconstruction &
	Development	3.125%	11/15/11	200	206
	International Bank for
	Reconstruction &
	Development	2.000%	4/2/12	1,450	1,478
	International Bank
	for Reconstruction &
	Development	1.750%	7/15/13	375	381
	International Bank for
	Reconstruction &
	Development	2.375%	5/26/15	850	863
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	600	655
	International Finance Corp.	3.500%	5/15/13	175	187
	International Finance Corp.	3.000%	4/22/14	775	811
	International Finance Corp.	2.750%	4/20/15	175	181
	Israel Government
	International Bond	4.625%	6/15/13	75	80
	Israel Government
	International Bond	5.500%	11/9/16	175	196
	Israel Government
	International Bond	5.125%	3/26/19	550	589
7	Japan Bank for
	International Cooperation	2.125%	11/5/12	250	255
	Japan Bank for International
	Cooperation	4.250%	6/18/13	625	669
7	Japan Bank for International
	Cooperation	2.875%	2/2/15	325	334
7	Japan Finance Corp.	1.500%	7/6/12	400	402
7	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	111
	Japan Finance Organization
	for Municipalities	5.000%	5/16/17	100	111
	Korea Development Bank	5.300%	1/17/13	125	132
	Korea Development Bank	5.750%	9/10/13	250	270
	Korea Development Bank	8.000%	1/23/14	250	285
	Korea Development Bank	4.375%	8/10/15	750	767
	Korea Electric Power Corp.	7.750%	4/1/13	175	197
	Kreditanstalt fuer
	Wiederaufbau	3.250%	10/14/11	375	387

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
8	Kreditanstalt fuer
	Wiederaufbau	2.000%	1/17/12	550	559
8	Kreditanstalt fuer
	Wiederaufbau	2.250%	4/16/12	275	281
	Kreditanstalt fuer
	Wiederaufbau	4.750%	5/15/12	50	53
8	Kreditanstalt fuer
	Wiederaufbau	1.250%	6/15/12	1,050	1,056
8	Kreditanstalt fuer
	Wiederaufbau	1.875%	1/14/13	550	557
	Kreditanstalt fuer
	Wiederaufbau	3.250%	3/15/13	1,675	1,752
	Kreditanstalt fuer
	Wiederaufbau	3.500%	5/16/13	200	211
	Kreditanstalt fuer
	Wiederaufbau	4.000%	10/15/13	1,225	1,315
8	Kreditanstalt fuer
	Wiederaufbau	3.500%	3/10/14	625	662
	Kreditanstalt fuer
	Wiederaufbau	4.125%	10/15/14	575	622
8	Kreditanstalt fuer
	Wiederaufbau	2.750%	10/21/14	225	231
8	Kreditanstalt fuer
	Wiederaufbau	2.625%	3/3/15	150	153
	Kreditanstalt fuer
	Wiederaufbau	5.125%	3/14/16	950	1,065
	Kreditanstalt fuer
	Wiederaufbau	4.375%	3/15/18	250	266
8	Kreditanstalt fuer
	Wiederaufbau	4.875%	6/17/19	1,350	1,498
8	Kreditanstalt fuer
	Wiederaufbau	4.000%	1/27/20	50	52
8	Landwirtschaftliche
	Rentenbank	5.250%	7/2/12	600	652
	Landwirtschaftliche
	Rentenbank	1.875%	9/24/12	625	636
	Landwirtschaftliche
	Rentenbank	3.250%	3/15/13	150	156
	Landwirtschaftliche
	Rentenbank	4.125%	7/15/13	175	187
8	Landwirtschaftliche
	Rentenbank	3.125%	7/15/15	175	183
	Landwirtschaftliche
	Rentenbank	4.875%	11/16/15	275	308
	Malaysia Government
	International Bond	7.500%	7/15/11	75	80
	Mexico Government
	International Bond	6.375%	1/16/13	474	520
	Mexico Government
	International Bond	6.625%	3/3/15	510	581
	Mexico Government
	International Bond	11.375%	9/15/16	100	141
	Mexico Government
	International Bond	5.625%	1/15/17	325	355
	Mexico Government
	International Bond	8.300%	8/15/31	250	332
	Mexico Government
	International Bond	6.750%	9/27/34	1,408	1,624
	Nordic Investment Bank	1.625%	1/28/13	250	252
	Nordic Investment Bank	2.625%	10/6/14	225	232
	Nordic Investment Bank	2.500%	7/15/15	225	229
	Oesterreichische
	Kontrollbank AG	3.125%	10/14/11	150	154
9	Oesterreichische
	Kontrollbank AG	1.875%	3/21/12	625	634
9	Oesterreichische
	Kontrollbank AG	1.750%	3/11/13	400	404
9	Oesterreichische
	Kontrollbank AG	5.000%	4/25/17	600	663

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Panama Government
	International Bond	5.200%	1/30/20	600	625
	Panama Government
	International Bond	7.125%	1/29/26	600	696
	Panama Government
	International Bond	6.700%	1/26/36	100	111
	Pemex Project Funding
	Master Trust	5.750%	3/1/18	600	628
	Pemex Project Funding
	Master Trust	6.625%	6/15/35	475	482
	Pemex Project Funding
	Master Trust	6.625%	6/15/38	150	154
	Peruvian Government
	International Bond	7.125%	3/30/19	350	414
	Peruvian Government
	International Bond	7.350%	7/21/25	400	478
	Peruvian Government
	International Bond	8.750%	11/21/33	142	193
3	Peruvian Government
	International Bond	6.550%	3/14/37	525	577
	Petrobras International
	Finance Co.	6.125%	10/6/16	350	379
	Petrobras International
	Finance Co.	5.875%	3/1/18	400	417
	Petrobras International
	Finance Co.	8.375%	12/10/18	300	351
	Petrobras International
	Finance Co.	7.875%	3/15/19	650	743
	Petrobras International
	Finance Co.	5.750%	1/20/20	75	75
	Petrobras International
	Finance Co.	6.875%	1/20/40	150	151
5	Petroleos Mexicanos	4.875%	3/15/15	75	78
	Petroleos Mexicanos	8.000%	5/3/19	200	239
5	Petroleos Mexicanos	6.000%	3/5/20	400	418
	Poland Government
	International Bond	6.250%	7/3/12	250	269
	Poland Government
	International Bond	5.250%	1/15/14	200	213
	Poland Government
	International Bond	6.375%	7/15/19	850	929
	Province of British
	Columbia Canada	2.850%	6/15/15	400	414
	Province of Manitoba Canada	2.125%	4/22/13	200	204
	Province of Manitoba Canada	2.625%	7/15/15	250	256
	Province of Nova
	Scotia Canada	5.750%	2/27/12	50	54
	Province of Ontario Canada	5.000%	10/18/11	625	660
	Province of Ontario Canada	1.875%	11/19/12	575	582
	Province of Ontario Canada	4.100%	6/16/14	675	725
	Province of Ontario Canada	2.950%	2/5/15	100	103
	Province of Ontario Canada	2.700%	6/16/15	575	581
	Province of Ontario Canada	4.750%	1/19/16	100	111
	Province of Ontario Canada	5.450%	4/27/16	500	575
	Province of Ontario Canada	4.000%	10/7/19	575	593
	Province of Ontario Canada	4.400%	4/14/20	500	533
	Province of Quebec Canada	5.125%	11/14/16	325	368
	Province of Quebec Canada	4.625%	5/14/18	800	886
	Province of Quebec Canada	7.500%	9/15/29	325	451
	Region of Lombardy Italy	5.804%	10/25/32	200	200
	Republic of Italy	3.500%	7/15/11	475	484
	Republic of Italy	5.625%	6/15/12	425	444
	Republic of Italy	2.125%	10/5/12	1,300	1,278
	Republic of Italy	3.125%	1/26/15	425	411
	Republic of Italy	4.750%	1/25/16	500	510
	Republic of Italy	5.250%	9/20/16	1,050	1,092
	Republic of Italy	5.375%	6/15/33	175	169
	Republic of Korea	4.250%	6/1/13	350	366
	Republic of Korea	5.750%	4/16/14	325	356

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Korea	7.125%	4/16/19	225	269
Republic of Korea	5.625%	11/3/25	100	109
South Africa Government
International Bond	7.375%	4/25/12	500	546
South Africa Government
International Bond	6.875%	5/27/19	250	286
South Africa Government
International Bond	5.500%	3/9/20	300	310
Svensk Exportkredit AB	3.250%	9/16/14	200	209
Svensk Exportkredit AB	5.125%	3/1/17	350	390
United Mexican States	5.875%	2/17/14	250	274
United Mexican States	5.950%	3/19/19	500	550
United Mexican States	5.125%	1/15/20	150	157
United Mexican States	6.050%	1/11/40	775	811
Total Sovereign Bonds (Cost $82,825)				86,724
Taxable Municipal Bonds (0.6%)
Bay Area Toll Auth. CA Toll
Bridge Rev.	6.793%	4/1/30	50	50
Bay Area Toll Auth. CA Toll
Bridge Rev.	6.918%	4/1/40	100	101
Bay Area Toll Auth. CA Toll
Bridge Rev.	6.263%	4/1/49	150	158
Board of Regents of the
Univ. of Texas System Rev.
Financing System	5.134%	8/15/42	100	103
Board of Trustees of The
Leland Stanford Junior
University	3.625%	5/1/14	200	213
Board of Trustees of The
Leland Stanford Junior
University	4.250%	5/1/16	100	108
California GO	5.250%	4/1/14	100	105
California GO	5.750%	3/1/17	100	105
California GO	6.200%	10/1/19	275	288
California GO	7.500%	4/1/34	600	640
California GO	5.650%	4/1/39	100	107
California GO	7.300%	10/1/39	75	79
California GO	7.350%	11/1/39	575	605
California GO	7.625%	3/1/40	250	271
Central Puget Sound
WA Regional Transit
Auth. Sales & Use Tax Rev.	5.491%	11/1/39	50	55
Chicago IL Board of Educ. GO	6.138%	12/1/39	50	51
Chicago IL Metro. Water
Reclamation Dist. GO	5.720%	12/1/38	300	327
Chicago IL O’Hare
International Airport Rev.	6.395%	1/1/40	50	54
Chicago IL Transit Auth. Rev.	6.200%	12/1/40	150	157
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	125	141
Clark County NV Airport
Improvement Rev.	6.881%	7/1/42	100	106
Commonwealth Financing
Auth. Pennsylvania Rev.	6.218%	6/1/39	150	158
Connecticut GO	5.850%	3/15/32	200	231
Cook County IL GO	6.229%	11/15/34	50	50
Dallas TX Area Rapid
Transit Rev.	5.999%	12/1/44	100	113
Denver CO City &
County School Dist.	5.664%	12/1/33	50	54
District of Columbia
Income Tax Rev.	5.591%	12/1/34	50	55
Georgia GO	4.503%	11/1/25	150	159
Howard Hughes
Medical Institute	3.450%	9/1/14	100	106
Illinois GO	2.766%	1/1/12	150	151
Illinois GO	4.071%	1/1/14	150	149
Illinois GO	4.950%	6/1/23	550	511
Illinois GO	5.100%	6/1/33	1,100	871

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Illinois GO	6.725%	4/1/35	200	198
Illinois State Tollway
Highway Auth. Toll
Highway Rev.	5.851%	12/1/34	50	51
Indianapolis IN Local
Public Improvement
Bond Bank Notes	6.116%	1/15/40	250	270
Johns Hopkins University	5.250%	7/1/19	200	224
Kansas Dev. Finance
Auth. Rev. (Public
Employee Retirement
System)	5.501%	5/1/34	175	185
Las Vegas Valley Water
Dist. Nevada GO	7.013%	6/1/39	50	57
Los Angeles CA Dept. of
Water & Power Rev.	5.716%	7/1/39	75	76
Los Angeles CA Dept. of
Water & Power Rev.	6.008%	7/1/39	150	164
Los Angeles CA Dept. of
Water & Power Rev.	6.166%	7/1/40	25	26
Los Angeles CA USD GO	5.755%	7/1/29	500	500
Los Angeles CA USD GO	5.750%	7/1/34	125	125
Los Angeles CA USD GO	6.758%	7/1/34	50	57
Maryland Transp. Auth. Rev.	5.888%	7/1/43	50	55
Massachusetts GO	5.456%	12/1/39	150	159
Massachusetts School
Building Auth. Dedicated
Sales Tax Rev.	5.715%	8/15/39	75	82
Massachusetts Water
Pollution Abatement Trust	5.192%	8/1/40	75	75
Metro. Govt. of Nashville
& Davidson County TN GO	5.707%	7/1/34	50	52
Metro. New York Transp.
Auth. Rev.	5.871%	11/15/39	50	51
Metro. Transp. Auth. NY Rev.	6.648%	11/15/39	100	108
Metro. Washington DC/VA
Airports Auth. Airport
System Rev.	7.462%	10/1/46	50	57
Missouri Highways & Transp.
Comm. Road Rev.	5.445%	5/1/33	50	53
Muni. Electric Auth. Georgia
Rev.	6.637%	4/1/57	200	197
Muni. Electric Auth. Georgia
Rev.	6.655%	4/1/57	150	148
Muni. Electric Auth. Georgia
Rev.	7.055%	4/1/57	75	75
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	225	252
New Jersey Transp. Trust
Fund Auth. Rev.	6.561%	12/15/40	500	560
New Jersey Turnpike Auth.
Rev.	4.252%	1/1/16	5	5
New Jersey Turnpike Auth.
Rev.	4.252%	1/1/16	70	71
New Jersey Turnpike Auth.
Rev.	7.414%	1/1/40	300	378
New York City NY GO	6.246%	6/1/35	25	26
New York City NY GO	5.968%	3/1/36	100	105
New York City NY GO	5.985%	12/1/36	50	55
New York City NY GO	5.846%	6/1/40	50	52
New York City NY Muni.
Water Finance Auth.	6.011%	6/15/42	50	54
New York City NY Muni.
Water Finance Auth. Water
& Sewer System Rev.	5.750%	6/15/41	50	52
New York City NY Muni.
Water Finance Auth. Water
& Sewer System Rev.	5.952%	6/15/42	50	54
New York City NY Transitional
Finance Auth. Rev.	5.767%	8/1/36	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York Metro. Transp.
Auth. Rev.	7.336%	11/15/39	50	62
New York State Dormitory
Auth. Rev. (Personal
Income Tax)	5.500%	3/15/30	125	128
New York State Dormitory
Auth. Rev. (Personal
Income Tax)	5.628%	3/15/39	100	103
New York State Urban
Dev. Corp. Rev.	5.770%	3/15/39	150	154
North Texas Tollway Auth. Rev.	6.718%	1/1/49	100	113
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	55
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	84
Oregon GO	4.759%	6/30/28	75	74
Oregon GO	5.528%	6/30/28	50	54
Oregon State Dept. Transp.
Highway Usertax Rev.	5.834%	11/15/34	50	55
Pennsylvania GO	4.650%	2/15/26	50	50
Pennsylvania GO	5.350%	5/1/30	200	200
Port Auth. of New York &
New Jersey Rev.	6.040%	12/1/29	75	83
San Antonio TX Electric &
Gas Rev.	5.985%	2/1/39	125	142
San Antonio TX Electric &
Gas Rev.	5.718%	2/1/41	50	55
San Diego County CA Water
Auth.	6.138%	5/1/49	50	56
Tobacco Settlement West
Virginia Finance Auth. Rev.	7.467%	6/1/47	125	91
Univ. of California Regents	6.583%	5/15/49	50	55
Univ. of Texas Permanent
Univ. Fund Rev.	5.262%	7/1/39	50	52
Univ. of Texas Permanent
Univ. Fund Rev.	6.276%	8/15/41	25	27
Utah GO	4.554%	7/1/24	50	54
Washington GO	5.090%	8/1/33	250	253
Washington GO	5.140%	8/1/40	150	152
Wisconsin GO	4.800%	5/1/13	75	82
Wisconsin GO	5.700%	5/1/26	75	80
Total Taxable Municipal Bonds (Cost $13,084)				13,507

		Market
		Value•
Coupon	Shares	($000)
Temporary Cash Investment (6.6%)
Money Market Fund (6.6%)
10 Vanguard Market Liquidity Fund
(Cost $139,188)	0.286% 139,187,592	139,188
Total Investments (106.0%) (Cost $2,134,318)		2,236,688
Other Assets and Liabilities (–6.0%)
Other Assets		46,625
Liabilities		(173,312)
		(126,687)
Net Assets (100%)
Applicable to 176,830,907 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)		2,110,001
Net Asset Value Per Share		$11.93

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		2,236,688
Receivables for Investment Securities Sold		26,510
Other Assets		20,115
Total Assets		2,283,313
Liabilities
Payables for Investment Securities Purchased		165,356
Other Liabilities		7,956
Total Liabilities		173,312
Net Assets		2,110,001

At June 30, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,968,499
Undistributed Net Investment Income		31,185
Accumulated Net Realized Gains		7,947
Unrealized Appreciation (Depreciation)		102,370
Net Assets		2,110,001

• See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate value of these securities was $11,934,000, representing 0.6% of net assets.
6 Non-income-producing security--security in default.
7 Guaranteed by the Government of Japan.
8 Guaranteed by the Federal Republic of Germany.
9 Guaranteed by the Republic of Austria.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
USD—United School District.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Interest[1]	36,445
Total Income	36,445
Expenses
The Vanguard Group—Note B
Investment Advisory Services	124
Management and Administrative	1,613
Marketing and Distribution	212
Custodian Fees	49
Auditing Fees	5
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	2,020
Net Investment Income	34,425
Realized Net Gain (Loss) on
Investment Securities Sold	8,442
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	59,476
Net Increase (Decrease) in Net Assets
Resulting from Operations	102,343

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,425	67,276
Realized Net Gain (Loss)	8,442	4,384
Change in Unrealized Appreciation (Depreciation)	59,476	22,852
Net Increase (Decrease) in Net Assets Resulting from Operations	102,343	94,512
Distributions
Net Investment Income	(67,765)	(66,743)
Realized Capital Gain[2]	(3,294)	—
Total Distributions	(71,059)	(66,743)
Capital Share Transactions
Issued	325,018	424,799
Issued in Lieu of Cash Distributions	71,059	66,743
Redeemed	(114,297)	(223,198)
Net Increase (Decrease) from Capital Share Transactions	281,780	268,344
Total Increase (Decrease)	313,064	296,113
Net Assets
Beginning of Period	1,796,937	1,500,824
End of Period[3]	2,110,001	1,796,937

1 Interest income from an affiliated company of the portfolio was $103,000.
2 Includes fiscal 2010 short-term gains totaling $1,569,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $31,185,000 and $64,525,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.77	$11.62	$11.54	$11.23	$11.21	$11.48
Investment Operations
Net Investment Income	.208[1]	.477[1]	.543[1]	.560[1]	.540[1]	.500[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.405	.183	.037	.190	(.070)	(.240)
Total from Investment Operations	.613	.660	.580	.750	.470	.260
Distributions
Dividends from Net Investment Income	(.432)	(.510)	(.500)	(.440)	(.450)	(.450)
Distributions from Realized Capital Gains	(.021)	—	—	—	—	(.080)
Total Distributions	(.453)	(.510)	(.500)	(.440)	(.450)	(.530)
Net Asset Value, End of Period	$11.93	$11.77	$11.62	$11.54	$11.23	$11.21

Total Return	5.35%	5.94%	5.23%	6.89%	4.40%	2.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,110	$1,797	$1,501	$1,300	$1,021	$774
Ratio of Total Expenses to
Average Net Assets	0.21%[2]	0.21%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.58%[2]	4.14%	4.80%	5.04%	4.92%	4.49%
Portfolio Turnover Rate	108%[2]	93%	57%	56%	64%	64%
1 Calculated based on average shares outstanding.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the portfolio had contributed capital of $395,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Total Bond Market Index Portfolio

The following table summarizes the portfolio’s investments as of June 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,515,990	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	82,679	—
Corporate Bonds	—	398,597	3
Sovereign Bonds	—	86,724	—
Taxable Municipal Bonds	—	13,507	—
Temporary Cash Investments	139,188	—	—
Total	139,188	2,097,497	3

There were no changes in investments valued based on Level 3 inputs during the six months ended June 30, 2010.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2010, the cost of investment securities for tax purposes was $2,134,318,000. Net unrealized appreciation of investment securities for tax purposes was $102,370,000, consisting of unrealized gains of $105,494,000 on securities that had risen in value since their purchase and $3,124,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2010, the portfolio purchased $145,377,000 of investment securities and sold $92,975,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,123,977,000 and $936,692,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	27,711	36,848
Issued in Lieu of Cash Distributions	6,179	6,008
Redeemed	(9,704)	(19,404)
Net Increase (Decrease) in Shares Outstanding	24,186	23,452

G. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,053.52	$1.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.75	1.05

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Total Stock Market Index Portfolio

For the six months ended June 30, 2010, Vanguard Total Stock Market Index Portfolio returned –5.84%. The portfolio’s return was in line with that of its benchmark (–5.83%) and about half a percentage point better than the average return of competitive funds (–6.32%).

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks’ slide centered on info tech and energy
The Total Stock Market Index Portfolio kicked off the six-month period on a positive note, continuing a generally steady climb from the bear-market bottom in March 2009. But the stock market tumbled in May and June, pulling the portfolio’s return into negative territory for the six months.

No sector was unscathed. Information technology and energy were hit especially hard. The largest detractors in the tech slide were software companies, followed by internet and communications equipment companies. Only the computers and peripherals industry, which includes companies such as Apple, was able to eke out a modest contribution to return.

Energy sector stocks, which are sensitive to energy prices, fell as prices declined: Oil and natural gas fell about 5% and 22%, respectively. The integrated oil giants were responsible for a large portion of the sector’s performance. (London-based BP, which is at the center of the oil spill in the Gulf of Mexico, is not in the index or the portfolio.)

Together, technology and energy were responsible for half the portfolio’s decline. Health care was another major detractor from results, particularly big-name pharmaceutical companies.

Regardless of market conditions, diversification is important
Over the past six months, investors have witnessed a dramatic turn in the performance of stocks. Given the stock market’s built-in volatility, a slump should come as no surprise—even though its timing certainly was. The abrupt change in market direction underscores the wisdom of sticking with a long-term plan that includes a broad mix of stock, bond, and money market funds tailored to your goals and risk tolerance. Such a well-diversified portfolio can offer some protection during a down market, while also providing an opportunity for long-term growth.

Total Returns
Six Months Ended
June 30, 2010
Vanguard Total Stock Market Index Portfolio	–5.84%
S&P Total Market Index	–5.83
Multi-Cap Core Funds Average[1]	–6.32

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[2]	Average[3]
Total Stock Market Index Portfolio	0.21%	1.20%

1 Derived from data provided by Lipper Inc.
2 This figure—drawn from the prospectus dated April 30, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2010, the annualized acquired fund fees and expenses were 0.20%.
3 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2010

Total Portfolio Characteristics
Yield[1]	2.6%
Acquired Fund Fees and Expenses[2]	0.21%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds
Vanguard Variable Insurance Fund
Equity Index Portfolio	81.8%
Vanguard Extended Market Index Fund	18.2

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 30, 2010—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2010, the annualized acquired fund fees and expenses were 0.20%.
3 S&P Total Market Index.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010
				Since
	Inception Date	One Year	Five Years	Inception
Total Stock Market Index Portfolio	1/8/2003	15.86%	–0.45%	4.68%

1 Six months ended June 30, 2010.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund-Equity
Index Portfolio	32,555,595	621,486
Vanguard Extended
Market Index Fund
Investor Shares	4,300,961	138,018
Total Investment Companies
(Cost $960,575)		759,504
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.286%
(Cost $754)	753,801	754
Total Investments (100.1%)
(Cost $961,329)		760,258
Other Assets and Liabilities (–0.1%)
Other Assets		86
Liabilities		(693)
		(607)
Net Assets (100%)
Applicable to 38,652,215 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		759,651
Net Asset Value Per Share		$19.65

At June 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	929,408
Undistributed Net Investment Income	11,536
Accumulated Net Realized Gains	19,778
Unrealized Appreciation (Depreciation)	(201,071)
Net Assets	759,651

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Income Distributions Received	11,663
Net Investment Income—Note B	11,663
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,489
Investment Securities Sold	13,318
Realized Net Gain (Loss)	19,807
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(91,512)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(60,042)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,663	13,015
Realized Net Gain (Loss)	19,807	15,254
Change in Unrealized Appreciation (Depreciation)	(91,512)	127,445
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,042)	155,714
Distributions
Net Investment Income	(12,914)	(10,476)
Realized Capital Gain[1]	(15,287)	(21,035)
Total Distributions	(28,201)	(31,511)
Capital Share Transactions
Issued	194,679	156,859
Issued in Lieu of Cash Distributions	28,201	31,511
Redeemed	(77,106)	(68,452)
Net Increase (Decrease) from Capital Share Transactions	145,774	119,918
Total Increase (Decrease)	57,531	244,121
Net Assets
Beginning of Period	702,120	457,999
End of Period[2]	759,651	702,120

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $6,996,000 and $1,737,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $11,536,000 and $12,787,000.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.73	$18.17	$31.09	$31.27	$29.51	$28.60
Investment Operations
Net Investment Income	.321	.437[1]	.471[1]	.440[1]	.370	.280
Capital Gain Distributions Received	.134	.247	.682	1.010	1.370	.430
Net Realized and Unrealized Gain (Loss)
on Investments	(1.620)	4.019	(12.163)	.100	2.600	.980
Total from Investment Operations	(1.165)	4.703	(11.010)	1.550	4.340	1.690
Distributions
Dividends from Net Investment Income	(.419)	(.380)	(.400)	(.340)	(.290)	(.310)
Distributions from Realized Capital Gains	(.496)	(.763)	(1.510)	(1.390)	(2.290)	(.470)
Total Distributions	(.915)	(1.143)	(1.910)	(1.730)	(2.580)	(.780)
Net Asset Value, End of Period	$19.65	$21.73	$18.17	$31.09	$31.27	$29.51

Total Return	–5.84%	28.26%	–37.28%	5.16%	15.52%	6.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$760	$702	$458	$599	$473	$318
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.58%[3]	2.36%	1.93%	1.40%	1.53%	1.10%
Portfolio Turnover Rate	16%[3]	8%	16%	10%	7%	49%[4]

1 Calculated based on average shares outstanding.
2 The acquired fund fees and expenses were 0.20% (annualized).
3 Annualized.
4 Includes activity related to a change in the portfolio’s target index.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

6

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2010, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2010, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2010, the cost of investment securities for tax purposes was $961,329,000. Net unrealized depreciation of investment securities for tax purposes was $201,071,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2010, the portfolio purchased $194,631,000 of investment securities and sold $58,920,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	Shares	Shares
	(000)	(000)
Issued	8,698	8,994
Issued in Lieu of Cash Distributions	1,271	1,997
Redeemed	(3,623)	(3,888)
Net Increase (Decrease) in Shares Outstanding	6,346	7,103

G. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

7

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2009	6/30/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$941.57	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.80	1.00

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

8

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

9

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, and Monroe Community College Foundation.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett Packard Co. (electronic computer manufacturing); Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal Reserve Bank of Cleveland; Trustee of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at
Dartmouth College.

Executive Officers

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, Vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either Vanguard.com or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

S&P 500®and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 23, 2010

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 23, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.